As filed with the Securities and Exchange Commission on
                           April 28, 2006 Registration
                                  No. 333-47406

                                    811-10167

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]

Pre-Effective Amendment No. [ ]


Post-Effective Amendment No. 9 [X] -


         and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


Amendment No. 7 [X] -



             TRANSAMERICA OCCIDENTAL LIFE SEPARATE ACCOUNT VUL-4 OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  1150 South Olive, Los Angeles, CA 90015-2211
              (Address of Depositor's Principal Executive Offices)
        Depositor's Telephone Number, including Area Code: (213) 742-3065


Name and Address of Agent for Service:               Copies to:
--------------------------------------               ----------
David M. Goldstein, Esq.                    Frederick R. Bellamy, Esq.
Senior Vice President and                   Sutherland, Asbill & Brennan LLP
Deputy General Counsel                      1275 Pennsylvania Avenue, N. W.
Transamerica Occidental Life                         Washington, D.C.  20004
         Insurance Company
1150 South Olive Street
Los Angeles, CA 90015

         It is proposed that this filing will become effective:


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] On May 1, 2006 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] On pursuant to paragraph (a)(1)



     Title of securities being registered: Flexible Premium Variable Life Insurance Contracts.

PROSPECTUS                                                    May 1, 2006



                            TRANSSURVIVORSM LIFE VUL



    A Flexible Premium Joint and Last Survivor Variable Life Insurance Policy
                                    Issued By
                 Transamerica Occidental Life Insurance Company

                             4333 Edgewood Rd., N.E.
                             Cedar Rapids, IA 52499
                           http://www.transamerica.com



            Offering 45 Sub-Accounts Under Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company,
                         in Addition to a Fixed Account

Please note that the policy and the portfolios are subject to investment risk, including possible loss of principal amount invested. This prospectus contains important details including risks, fees, and charges associated with the policy. Please read this prospectus carefully and keep it for future reference. It should be read with the current prospectuses for the portfolios. You should read the prospectus carefully and consider the investment objectives, risks, charges and expenses of the portfolios before investing.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this policy or to take withdrawals from another policy you own to make premium payments under this policy.

Neither the Securities and Exchange Commission (SEC) nor the states' securities commissions have approved this investment offering or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense. The SEC maintains a web site (http:\\www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the SEC.

An investment in this policy is not a bank deposit. The policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                     Portfolios Associated with Sub-Accounts

         AEGON/Transamerica Asset Allocation - Conservative Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial Class AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio Initial Class AEGON/Transamerica Asset Allocation Moderate Portfolio - Initial Class AEGON/Transamerica Capital Guardian Global -Initial Class AEGON/Transamerica Capital Guardian Value -Initial Class AEGON/Transamerica Clarion Global Real Estate Securities - Initial Class AEGON/Transamerica Federated Growth & Income - Initial Class AEGON/Transamerica Great Companies TechnologySM - Initial Class AEGON/Transamerica JP Morgan Mid-Cap Value - Initial Class* AEGON/Transamerica Marsico Growth - Initial Class AEGON/Transamerica Mercury Large Cap Value - Initial Class AEGON/Transamerica PIMCO Total Return - Initial Class AEGON/Transamerica Templeton Great Companies Global - Initial Class AEGON/Transamerica Third Avenue Value - Initial Class AEGON/Transamerica Transamerica Convertible Securities - Initial Class AEGON/Transamerica Transamerica Equity - Initial Class AEGON/Transamerica Transamerica Growth Opportunities - Initial Class AEGON/Transamerica Transamerica Money Market - Initial Class AEGON/Transamerica Transamerica U.S. Government Securities - Initial Class AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid-Cap Value sub-account.

         Alger American Income & Growth - Class O AllianceBernstein VP Growth and Income Portfolio- Class B AllianceBernstein VP Large Cap Growth Portfolio - Class B Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial Shares The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares Dreyfus Variable Investment Fund - Appreciation Portfolio - Initial Shares
         Dreyfus Variable Investment Fund - Developing Leaders Portfolio - Initial Shares Fidelity VIP Contrafund(R) Portfolio - Service Class 2 Fidelity VIP Equity-Income Portfolio - Service Class 2 Fidelity VIP Index 500 Portfolio - Service Class 2 Franklin Small Cap Value Securities Fund - Class 2 Franklin Small-Midcap Growth Securities Fund
         - Class 2 Janus Aspen Series Balanced - Service Shares Janus Aspen Series Worldwide Growth - Service Shares MFS(R) Emerging Growth Series
         - Initial Class MFS(R) Investors Trust Series - Initial Class MFS(R) Research Series - Initial Class PIMCO VIT Real Return - Admin Class PIMCO VIT StocksPLUS Growth & Income - Admin Class Premier VIT OpCap Managed Portfolio Premier VIT OpCap Small Cap Portfolio Van Kampen UIF Core Plus Fixed Income - Class 1 Van Kampen UIF Emerging Markets Equity
         - Class 1 Van Kampen UIF High Yield - Class 1 Van Kampen UIF International Magnum - Class 1




                                                              TABLE OF CONTENTS

RISK/BENEFIT SUMMARY......................................................................................6
         Benefits.........................................................................................6
         Risks............................................................................................9
         Portfolio Company Risk...........................................................................10
TABLES OF FEES AND EXPENSES...............................................................................11
         Transaction Fees.................................................................................11
         Periodic Charges Other than Portfolio Company Operating Expenses.................................14
         Portfolio Expenses...............................................................................19
TRANSAMERICA, THE FIXED ACCOUNT, THE SEPARATE ACCOUNT AND
THE PORTFOLIOS............................................................................................24
         Transamerica Occidental Life Insurance Company...................................................24
         Insurance Marketplace Standards Association......................................................24
         The Fixed Account................................................................................24
         The Separate Account.............................................................................24
         The Portfolios...................................................................................25
         Revenue We Share.................................................................................25
         Addition, Deletion or Substitution of Portfolios.................................................27
         Portfolios Not Publicly Available................................................................27
         Selection of Underlying Portfolios...............................................................28
VOTING RIGHTS.............................................................................................32
THE POLICY................................................................................................32
         Owner............................................................................................33
         Beneficiary......................................................................................33
         Modifying the Policy.............................................................................33
         Application for a Policy.........................................................................34
         Minimum Initial Face Amount......................................................................35
         Life Insurance Qualification.....................................................................35
         Guaranteed Exchange Option.......................................................................35
         Effective Date of Coverage.......................................................................36
         Policy Date......................................................................................36
         Backdating a Policy..............................................................................36
         Reallocation Date................................................................................36
         Free Look Period.................................................................................36
         Transfers........................................................................................37
         Disruptive Trading and Market Timing.............................................................38
         Dollar Cost Averaging or DCA.....................................................................40
         Automatic Account Rebalancing or AAR.............................................................41
         Telephone Access Privilege.......................................................................42
         Option to Split the Policy.......................................................................42
DEATH BENEFIT.............................................................................................42
         Proof of Death...................................................................................43
         Death Benefit Options............................................................................43
         Transfers After Insured's Death..................................................................44
         Settlement Provisions............................................................................44
         Simultaneous Deaths of the Joint Insureds........................................................44
         Option to Change the Face Amount.................................................................44
PREMIUMS 45
         Premium Qualification Credit.....................................................................46
         Premium Limitations..............................................................................46
         Continuation of Insurance........................................................................47
         Automatic Premium Loan Endorsement...............................................................47
ALLOCATION NET OF PREMIUMS................................................................................47
         Initial Premium..................................................................................48
         Subsequent Premiums..............................................................................48
         Crediting of Net Premiums Before Reallocation Date...............................................48



UNITS AND UNIT VALUES.....................................................................................48
         Valuation of Units...............................................................................48
         Unit Values......................................................................................49
ACCUMULATION VALUE........................................................................................49
         Determination of Accumulation Value..............................................................49
         Sub-Accounts.....................................................................................49
         Fixed Account....................................................................................49
         Loan Account.....................................................................................49
         Partial Surrenders...............................................................................49
         Surrender Penalty Free Withdrawals...............................................................50
NONFORFEITURE OPTION - FULL SURRENDER.....................................................................51
POLICY LOANS..............................................................................................51
         Loan Repayment...................................................................................52
         Effect of Policy Loans...........................................................................52
LAPSE &REINSTATEMENT......................................................................................53
         Grace Period.....................................................................................53
         Reinstatement....................................................................................54
OTHER BENEFITS............................................................................................55
         Full Death Benefit Rider.........................................................................55
         Estate Protection Rider..........................................................................55
         Guaranteed Policy Split Option Rider.............................................................55
         Secure Estate Rider..............................................................................55
         Accelerated Death Benefit Option Endorsement.....................................................55
         Automatic Premium Loan Endorsement...............................................................56
         Endorsement to Modify Grace Period...............................................................56
         Full Policy Surrender Penalty Waiver Endorsement.................................................56
         Surrender Penalty Deferral Endorsement...........................................................56
CHARGES AND DEDUCTIONS....................................................................................56
         Administrative Charge............................................................................57
         Surrender Penalty Charge.........................................................................57
         Premium Allocation Change Charge.................................................................58
         Monthly Deductions Allocation Election Change Charge.............................................58
         Transfer Fee.....................................................................................58
         Additional Illustrations Charge..................................................................58
         Accelerated Death Benefit Rider Charge...........................................................58
         Reinstatement Interest Charge....................................................................58
         Mortality and Expense Risk Charge................................................................59
         Monthly Deduction................................................................................59
         Net Loan Interest Charge.........................................................................61
         Portfolio Expenses...............................................................................61
         Possible Tax Charge..............................................................................61
FEDERAL TAX CONSIDERATIONS................................................................................61
         Transamerica Occidental Life Insurance Company and The Separate Account..........................62
         Taxation of the Policies.........................................................................62
         Withholding......................................................................................62
         Policy Loans.....................................................................................63
         Interest Disallowance............................................................................63
         Modified Endowment Contracts.....................................................................63
         Distributions Under Modified Endowment Contracts.................................................63
         Special Rules for Pension Plans..................................................................64
         Split Dollar Arrangement.........................................................................64
DISTRIBUTION..............................................................................................65
         Distribution and Principal Underwriting Agreement................................................65
         Compensation to Broker-Dealer Selling the Policies...............................................65
         Special Compensation Paid to Affiliated Underwriting Wholesaling and Selling Firms...............65
         Additional Compensation Paid to Selected Selling Firms...........................................66



LEGAL PROCEEDINGS.........................................................................................67
FURTHER INFORMATION.......................................................................................67
         Statement of Additional Information (SAI)........................................................67
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............................................68
APPENDIX A - DEFINITIONS..................................................................................A-1
APPENDIX B- SURRENDER PENALTY.............................................................................B-1
ADDITIONAL INFORMATION.............................................................................Back Page
         Statement of Additional Information.......................................................Back Page
         Personalized Illustrations of Policy Benefits.............................................Back Page
         Contact Us................................................................................Back Page
         Contact the SEC...........................................................................Back Page
         Contact the NASD..........................................................................Back Page




                              RISK/BENEFIT SUMMARY



TransSurvivorSM Life VUL is a joint and last survivor variable universal life insurance policy with flexible premiums issued by Transamerica Occidental Life Insurance Company. It provides life insurance coverage on the joint insureds, with the death benefit payable upon the death of the second of the joint insureds to die. We refer to this as the death of the survivor. There is no death benefit payable upon the death of the first of the joint insureds.

We offer TransSurvivor Life VUL to proposed insureds between the ages of 16 and 89, subject to our underwriting approval. The minimum face amount of insurance we issue is $100,000.

The following is a summary of the chief benefits and risks of purchasing a TransSurvivor Life VUL policy. It is intended to provide a general description of the policy's primary benefits, as well as the principal risks associated with purchasing the policy. More detailed information about the policy appears later in this Prospectus and in the Statement of Additional Information (SAI), which is available upon request. The Definitions section defines certain words and phrases used in this prospectus.


                                    BENEFITS

DEATH BENEFIT

If both joint insureds die while the policy is in force, we will pay a death benefit to the beneficiary designated by you. The death benefit will be payable upon the death of the survivor. Before paying the beneficiary, we will reduce the death benefit by any outstanding loan and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The death benefit may be paid in a single sum or under a settlement option.

Beneficiary

When you apply for your policy, you choose the beneficiary for the policy. You may change the beneficiary at any time during the insured's lifetime, except that if the beneficiary was named irrevocably the beneficiary must consent to the change.

Death Benefit Options

Prior to the policy anniversary nearest the 100th birthday of the younger of the two joint insureds, generally there are three death benefit options available. You must choose one option. If the younger insured is 81 years old or older on the policy date, however, then only the level death benefit option is available. Subject to our approval, you may change the death benefit option at any time until the policy anniversary nearest the younger insured's 100th birthday. If a death benefit option change results in a decrease in face amount, you may incur a surrender penalty. The death benefit differs under each option:

o Option 1 (Level) death benefit is the face amount of the base policy on the date of the survivor's death;

o Option 2 (Plus) death benefit is the face amount of the base policy on the date of the survivor's death, plus the policy's accumulation value on the date of the survivor's death; and

o Option 3 (Plus Premium) death benefit is the face amount of the base policy on the date of the survivor's death, plus the excess, if any, of all gross premiums paid over the sum of any partials surrenders, surrender penalty free withdrawals and/or premium refunds.

Prior to the policy anniversary nearest the younger insured's 100th birthday, under any death benefit option you choose, the death benefit will be the greatest of: o The amount specified above for the death benefit option you elected for your policy; o The death benefit factor multiplied by the policy's accumulation value on the date of the survivor's death; or o The amount required for the policy to qualify as a life insurance contract under Code Section 7702.

The chosen death benefit option will affect the amount of the death benefit and the monthly deductions for the policy, among other things. The death benefit option may also affect the amount and frequency of premium payments you must make to keep the policy in-force and the maximum premiums you may pay under the policy.

Beginning with the policy anniversary nearest the 100th birthday of the younger insured, the death benefit will be the greater of: 1. The death benefit factor multiplied by the base policy's accumulation value as of the date of the survivor's death; or 2. The amount required for the policy to qualify as a life insurance contract under Internal Revenue Code Section 7702. If the Full Death Benefit Rider is in effect on your policy on the policy anniversary nearest the younger insured's 100th birthday, however, the death benefit on and after that date will be calculated in the same manner as before that policy anniversary.

PARTIAL AND FULL SURRENDERS

Your policy may develop net cash values that you may access at any time prior to the death of the insured.

You may be able to take a partial surrender as early as the first policy year. Beginning in the second policy year, you may take up to 10% of the policy's accumulation value without surrender charges. Other amounts you take as partial surrenders may be subject to surrender penalties. You may also fully surrender your policy for its net cash value. A partial or full surrender may have adverse tax consequences.

POLICY LOANS

You may also access a portion of your net cash value through policy loans at any time prior to the death of the survivor. A loan may have adverse tax consequences.

FREE LOOK PERIOD

You have the right to examine and cancel your policy within 10 days after you receive it. Some states may require a longer free-look period for replacement policies or for other reasons. If you decide to cancel your policy during the free-look period, we will void the policy and refund to you the amount required by state law. The amount varies according to state law, but generally is either:
o the policy's net cash value plus any fees or charges deducted from premiums or policy values; or o the premiums paid.

PREMIUMS

Required Premiums

When you apply for a TransSurvivor Life VUL policy, you commit to a required premium per year amount for the first five policy years. Your commitment amount must be within minimum and maximum amounts we set for the policy. The commitment amount is the required premium per year amount for your policy.

During the first five policy years, you must satisfy your required premium amount by the end of each policy year. If, by the end of the policy year, your premium payments satisfy your required premiums through that year, on the following policy anniversary we will add a Premium Qualification Credit equal to 2.00% of your required premium per year amount to your policy's accumulation value.

If you do not satisfy your required premiums by the end of a policy year, however, your policy will go into the grace period. If you do not pay the required premiums by the end of the grace period, your policy will lapse and your insurance coverage will terminate unless the policy is kept in force under the Automatic Premium Loan provisions.

Within limits, you may pay all or part of the required premiums at any time before they are due, and you may pay more than the required premium amounts.

Flexibility of Premium Payments

After the end of the required premium period, you may pay subsequent premiums in any amount and at any time before the policy anniversary nearest the younger insured's 100th birthday, subject to the $25 minimum premium restriction and the Premium Limitations provision.

We will generally provide you with notices of the scheduled premiums you indicated on your application that you intended to make. Making scheduled premium payments will not guarantee that your policy will stay in-force, except as otherwise provided under the Endorsement to Modify Grace Period. Likewise, failure to make scheduled payments does not automatically cause your policy to enter the grace period, except to the extent you do not pay sufficient premiums on a timely basis to meet your required premium commitment.

Endorsement to Modify Grace Period

This endorsement will prevent your policy from going into the grace period during a specified number of policy years even though the monthly deductions exceed the accumulation value, subject to the terms of the endorsement. The endorsement is added automatically to your policy if your policy is issued with a level death benefit option. To keep the endorsement in effect, you must pay premiums on a timely basis that are sufficient to meet the Select Monthly Premiums for your policy, among other conditions. This amount varies by policy. The endorsement provides benefits during the shorter of: (1) the first 20 policy years; or (2) to the policy anniversary nearest the younger insured's 100th birthday. The endorsement will not prevent your policy from entering the grace period if there is an outstanding loan on the policy. The endorsement will not prevent your policy from entering the grace period if you do not meet your required premium commitment during the first five policy years.

INVESTMENT OPTIONS

The investment options under the policy include 45 sub-accounts of the Separate Account and a fixed account. Each sub-account invests exclusively in an underlying portfolio. Prospectuses for the portfolios describe the objectives, benefits and risks, of the portfolios, as well as their historical rates of return. Described below are some of the ways in which funds may be allocated to, or transferred between, one or more investment options.

Allocation of Net Premiums Among Investment Options

You may allocate net premiums to one or more investment options. The minimum allocation per investment option is 1.00%. You may change allocations for future net premiums by submitting written notice to us or by utilizing the telephone access privilege.

We make an optional Asset Allocation Program available to you through your registered representative. This Program helps you determine your time horizon and your risk tolerance level. From those results, the Program recommends one of the allocation models to help you select appropriate allocations among the various sub-accounts and the fixed account.

Monthly Deductions Allocation Election

You may elect to have your monthly deductions taken from one or more specific investment options. If you do not make an election or if any investment option that you specify does not have sufficient value to meet the designated allocation of monthly deductions, the monthly deductions will be taken pro rata from the investment options on your policy. You may change your election for future monthly deductions.

Transfers among Investment Options

You may transfer accumulation values among the sub-accounts and the fixed account, within limits. Transfers among investment options are income tax-free. Each policy year, you may make up to 18 transfers without incurring a transfer fee. Currently, we do not impose a fee even if you make more than 18 transfers in a policy year.

o You may make a written request to transfer unloaned accumulation values between or among investment options. You may also make your request by telephone subject to the Telephone Access Privilege. There are additional restrictions as to maximum amounts and frequency of transfers from the fixed account.
o You may elect automated transfers under the Dollar Cost Averaging (DCA) Option or the Automatic Account Rebalancing (AAR) programs.

The DCA and AAR programs do not guarantee a profit or protect against a loss.


CHANGES IN FACE AMOUNT OF INSURANCE

Face amount increases are NOT allowed under TransSurvivor Life VUL, except as otherwise provided under the terms of the Secure Estate Rider. You may, however, request a reduction in face amount, within limits, while either or both joint insureds are living.

OPTIONAL BENEFITS - RIDERS AND ENDORSEMENTS

Subject to our approval, you may add optional benefits through riders and endorsements. These optional benefits may allow you to more fully tailor your policy to your needs and objectives. Generally, the amounts charged for riders will increase the monthly deductions for your policy. We do not assess a monthly deduction for endorsements, but we will assess a fee if you receive an accelerated death benefit under the Accelerated Death Benefit Option Endorsement.

Secure Estate Rider

Subject to our approval, this rider is available at the time of policy issue, to insureds between the ages of 16 and 80. It provides a 10-year level term insurance and pays a rider death benefit if the survivor dies during the first 10 policy years. The rider may be added to policies with minimum base policy coverage of $1,000,000. At the end of the 10th policy year, you may continue all or part of the rider coverage by increasing the base policy's face amount. There is an additional charge taken during policy years 11-15 if you continue the coverage.

Guaranteed Policy Split Option Rider

We will add this rider to your policy at no additional charge to you if the joint insureds each qualify for the rider based on our current underwriting guidelines. Upon the occurrence of certain events as specified in the rider, such as divorce or changes in the Internal Revenue Code ("Code") affecting the unlimited marital deduction or the federal estate tax liability, this option may be exercised to split the TransSurvivor Life VUL policy into two individual fixed universal life insurance policies without providing new evidence of insurability.

PERSONALIZED ILLUSTRATION
You may request a personalized illustration that reflects your own particular circumstances (including, among other things, each joint insured's age, gender, underwriting class, as well as the face amount of life insurance). These illustrations may help you to understand the long-term effects on your accumulation value and death benefit of different levels of investment performance and of the charges and deductions under the policy. They also may help you compare the policy to other life insurance policies. These illustrations also demonstrate that the net cash value may be low if you surrender the policy in the early policy years. The personalized illustrations are based on hypothetical rates of investment return and are not a representation or guarantee of investment returns or net cash value.

                                      RISKS

POOR INVESTMENT PERFORMANCE

There is no guarantee that the investment objectives of the portfolios underlying the sub-accounts will be achieved. There is no minimum guaranteed rate of return for any sub-account. A specific rate of return may not be achieved in any one year or over any period of time. You are subject to the risk that the investment performance of the sub-accounts will be unfavorable and that your accumulation value and net cash value will decrease. You could lose everything you invest and your policy could lapse without value, unless you pay additional premium. Additional premium payments may also be necessary to develop sufficient net cash value to meet your objectives, if any, for accessing your policy's net cash value through policy loans, partial surrenders, or full surrenders. In addition, we deduct various policy charges from your accumulation value, which can significantly reduce your accumulation value. During times of declining investment performance, the deduction for charges could further reduce your accumulation value.

Past performance does not necessarily indicate future results. Before investing, carefully read this prospectus and the prospectuses of the portfolios.

You also bear the risk that the effective annual interest rate for the fixed account will not exceed the minimum rate and that rates in excess of the minimum may be reduced in the future.

POLICY NOT SUITABLE AS A SHORT-TERM INVESTMENT VEHICLE

The policy is not suitable as a short-term investment vehicle due to the size and duration of the surrender penalties, as well as the other fees and expenses associated with the policy. Surrender penalties apply to partial surrenders in excess of the surrender penalty free withdrawal amount and to full surrenders that are taken during the surrender penalty period for the base policy. Surrender penalties also apply to decreases in face amount. The surrender penalty reduces the amount of the accumulation value and could result in your receiving less than the net premiums that you paid into the policy.

POLICY LAPSE

Except as otherwise provided under the Endorsement to Modify Grace Period, your policy will enter the grace period if the total of the monthly deductions that is due is larger than the accumulation value of the policy minus any outstanding loan. After the fifth policy year, the policy may enter the grace period if the monthly deductions due are larger than the net cash value of the policy.

Additionally, during the required premium period, if you fail to pay sufficient premium to meet the cumulative required premium amount for the base policy by the end of each policy year, your policy will enter the grace period. Failure to pay the cumulative required premium during the required premium period would cause your policy to enter the grace period even if the accumulation value minus any outstanding loan is greater than the monthly deduction due or the net cash value is greater than the loan interest due.

Also, if you have an outstanding loan on your policy, your policy will enter the grace period on any policy anniversary if the loan interest due is not paid in cash and the loan interest due is greater than the net cash value of your policy.

If your policy enters the grace period, we will send you a notice indicating that you have 61 days to pay an amount sufficient to keep the policy in force. If you do not make the required payment within the 61-day period, your policy will generally lapse, subject to the Automatic Loan Provision, and your life insurance protection will terminate.

Except as otherwise provided under the Endorsement to Modify Grace Period, payment of premiums in specific amounts or on specific schedules does not ensure that your policy will remain in-force. Likewise, if you fail to make scheduled premium payments or pay amounts that are less than scheduled, your policy will not automatically enter the grace period, except for failure to meet any required premium per year commitment on your policy.

You should periodically review your policy to make sure that it is performing as expected and to determine whether you should adjust the amount or frequency of premium payments or, if applicable, reduce the outstanding loan by repaying some or all of the policy loan.

LIMITATIONS ON ACCESS TO POLICY VALUE

The amount you may receive from your policy by partial surrender or by policy loan is limited to a portion of the net cash value. The amount you receive from the policy by full surrender is limited to the net cash value of the policy. The net cash value is: o The accumulation value of the policy; minus o Any outstanding loans; and minus o Surrender penalties.

Surrender penalties apply during the first fifteen policy years for the base policy.

Partial surrenders in excess of the surrender penalty free withdrawal amounts and full surrenders will incur surrender penalties if the distribution is taken during a surrender penalty period.

Taking partial surrenders reduces the policy's remaining accumulation value and net cash value. Therefore, taking partial surrenders increases the risk that your policy could go into default and enter the grace period.

Partial surrenders in excess of the surrender penalty free withdrawal amount plus surrender penalties or partial withdrawal transaction fees will reduce the face amount of your policy if the death benefit option is Option 1. Surrender penalties and partial surrender transaction fees will reduce the face amount of your policy if the death benefit option is Option 3. Additionally, partial surrenders in excess of the surrender penalty free withdrawal amount may reduce the face amount of your policy if the death benefit option is Option 3.

POLICY LOAN RISKS

The policy value available to be taken as a loan is limited to a portion of the net cash value. Policy loans involve the transfer of values from the investment options to the loan account. This will permanently affect the accumulation value of the policy. Whether the effect is positive or negative depends on whether the rates of return on the investment options are more or less than the interest rate that is credited with respect to outstanding loans. We will deduct any outstanding loan from the proceeds payable upon a full surrender or when the survivor dies.

Loan interest is charged in advance to the next policy anniversary on the outstanding loan. Loan interest not paid in cash will be added to the loan balance. Therefore, over time, your outstanding loan will increase, unless you make loan repayments. Your policy will not automatically go into the grace period because you do not make loan repayments. However, if the accumulation value minus the total outstanding loan amount is less than the monthly deductions due or the net cash value is less than the loan interest due that is not paid in cash, the policy will enter the grace period and will subsequently lapse unless you make sufficient additional payments by the end of the grace period.

INCREASES IN CURRENT FEES AND EXPENSES

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the policy in-force.

TAX RISKS AND POSSIBLE ADVERSE TAX CONSEQUENCES

The death benefit is generally excludible from the gross income of the beneficiary although the death benefit may be subject to federal and state estate taxes. Under current law, you will generally not be taxed on partial or full surrenders until the cumulative surrender amount exceeds your tax basis in the policy. Amounts received on full or partial surrenders in excess of your tax basis in the policy are treated as ordinary income. However, during the first 15 policy years, distributions from the policy that are required under Section 7702 of the Internal Revenue Code because of a reduction in policy benefits may be taxable as ordinary income without regard to the amount of prior partial surrenders, total premium paid or tax basis. Further, if your policy is a modified endowment contract, commonly referred to as a MEC, partial and full surrenders, loans and/or assignments of the policy will be included in your gross income to the extent of any gains in the policy on an "income out first" basis and without regard to prior partial surrenders or total premium paid. Also, a 10% penalty tax may apply. A policy can become a MEC if the total premiums paid into the policy within the first seven policy years or in the first seven years following material changes exceed the limits established by the Internal Revenue Code. Further a policy will be tested for MEC status, and can become a MEC if, at any time, the death benefit is reduced below the lowest level of death benefit under the contract in the first seven years following the date of issue or in the first seven years following any material change.

If your policy terminates while a loan is outstanding, you will realize taxable income to the extent the outstanding loan exceeds your tax basis in the policy. Due to the possible volatility in the investment performance of the underlying portfolios, your policy could lapse and terminate, giving rise to tax consequences, at an unexpected time.

As with any tax matter, you should consult with your own qualified tax advisor to apply the law to your particular circumstances.

                             PORTFOLIO COMPANY RISK

The portfolios underlying the sub-account investment options are subject to certain risks. A comprehensive discussion of the risks of each portfolio may be found in the prospectus for each portfolio.

                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay when buying, owning and surrendering the policy. If the amount of the charge depends on the personal characteristics of the joint insureds or the owner, then the fee table lists the minimum and maximum charges we assess under the policy, and the fees and charges of a typical joint insured or owner, as applicable, with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time that you pay a premium; partially or fully surrender the policy or decrease the face amount of the policy; change allocation elections for premiums or monthly deductions; transfer accumulation value among the investment options; request additional illustrations of your in-force policy; receive an accelerated death benefit; take a policy loan; or reinstate a policy.

                                Transaction Fees

----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge is Deducted                                Amount Deducted
----------------------------- ------------------------- ---------------------------------------------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
                                                                 Guaranteed Charge            Current Charge(1)
----------------------------- -------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Administrative Charge         Upon payment of each       12.00% of each premium.               6.00% of each premium(2).
                              premium.
----------------------------- -------------------------                                       -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Surrender Penalty(3) for      Upon full surrender,
base policy:                  partial surrender in
                              excess of surrender penalty free withdrawal
                              amount, and decrease in face amount during the
                              first fifteen policy years but no later than the
                              policy anniversary nearest the 100th birthday of
                              the younger of the joint insureds. A minimum $25
                              charge applies in all policy years on partial
                              surrenders in excess of surrender penalty free
                              withdrawal amounts.
Maximum Surrender Penalty:                              $ 57.09 per $1,000 of base policy     Same as Guaranteed Charge.
(4)                                                       face amount.
Minimum Surrender Penalty:                              $ 1.23 per $1,000 of base policy      Same as Guaranteed Charge.
(5) face amount.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Surrender Penalty during                                $ 12.95 per $1,000 of base policy     Same as Guaranteed Charge
the first policy year for a                                 face amount.
base policy with a face
amount of $1,100,000 ($1,000,000-$2,999,999 band) insuring a male age 56 and a female age 52 at issue and each qualifying for our preferred non-smoker risk class:
----------------------------- ------------------------- ------------------------------------- -------------------------------------






----------------------------- ------------------------- ---------------------------------------------------------------------------
           Charge             When Charge is Deducted                                Amount Deducted
----------------------------- -------------------------
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
                                                                   Guaranteed Charge                     Current Charge(1)
----------------------------- ------------------------- ---------------------------------------- ----------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Premium Allocation Change     On each change of         $25                                   None. Charge is currently waived.
Charge                        allocation of new
                              premiums.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Monthly Deductions            On each change of         $25                                   None. Charge is currently waived.
Allocation Election Change allocation of monthly Charge deductions.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Transfer Fee                  On each transfer after    $25 from transfer amount.             None. Charge is currently waived.
                              18 in a policy year.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Additional Illustrations      At time of request for    $25                                   None. Charge is currently waived.
Charge                        each illustration of
                              values in excess of one
                              each policy year.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Accelerated Death Benefit     At time of accelerated    $250 for each accelerated payment.    Same as Guaranteed Charge.
Rider Charge                  payment.
----------------------------- -------------------------                                       -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Reinstatement Interest        At time of                6.00% annual effective rate(6).       None. Charge is currently waived.
Charges                       reinstatement if (a)
                              policy lapsed during the required premium period
                              and is reinstated in a subsequent policy year;
                              and/or (b) net cash value was paid to you at the
                              time the policy lapsed.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
----------------------------- ------------------------- ------------------------------------- -------------------------------------
Loan Reinstatement Interest   At time of                4.75% annual effective rate.          None. Charge is currently waived.
Rate Charge(7)                reinstatement if policy
                              lapsed with an
                              outstanding loan.
----------------------------- ------------------------- ------------------------------------- -------------------------------------
(1)  We may use rates lower than the maximum guaranteed charges. Current charges are the fees and other expenses  currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charges.

(2) On a current basis, the maximum administrative charge of 6.00% applies to policies with a base policy face amount under $10,000,000. For policies with a base policy face amount of $10,000,000 and over, the administrative charge is 5.50% of each premium received.

(3)  Surrender  penalties  are based on surrender  penalty  factors for the base policy  multiplied  by each  $1,000  of face  amount  of the  base  policy.
     Surrender penalty factors vary for the base policy based on the face amount of the base policy; each joint insured's age at issue; gender; underwriting risk  classification,  including  smoker or  non-smoker  status,  and extra ratings;  and the  number of years the  policy  has been in  effect.  Extra ratings are additional  charges assessed on policies  insuring  individuals considered  to  have  higher  mortality  risks  based  on our  underwriting standards  and  guidelines.  For partial  surrenders  and decreases in face amount,  the  surrender  penalty  is a  proportionate  share  of  the  full surrender penalty for the base policy.  The surrender penalty factors shown in the table may not be  representative  of the charge you would pay.  Your policy data pages will indicate the surrender penalty factors applicable to your policy.  You can obtain more information  about the surrender  penalty
     factors   that  would   apply  to  you  by   contacting   your   registered
     representative  and  requesting  a  personalized   illustration   including
     supplemental reports of charges and expenses.

(4) The maximum surrender penalty factor applies to a base policy insuring two males, both age 67 at issue, and both qualifying for our preferred non-smoker risk class, for all policy face amounts that fall in the $100,000 - $249,999 band or the $250,000 - $999,999 band. The maximum surrender penalty factor applies during the first policy year.

(5) During the first policy year, the minimum surrender penalty factor applies to a base policy insuring two females, both age 16 at issue, and both qualifying for our preferred non-smoker risk class, with a policy face amount of $10,000,000 ($10,000,000 and above band).

(6) The annual effective rate is applied to (a) the amount, if any, necessary to meet the minimum premium requirement at the time of reinstatement;
     and/or (b) the amount, if any, of net cash value paid to you at the time the policy lapsed, for the period from the lapse date to the reinstatement date.

(7) Loan interest at an annual effective rate of 4.75% will be charged on the amount of any loan reinstated or repaid upon reinstatement of the policy.
     Such loan interest will be charged for the period from the date of lapse to the date of reinstatement and will be charged on the amount of the policy loan outstanding at the time the policy lapsed.






The following table describes the fees and charges that are payable periodically during the time that you own the policy. This does not include portfolio fees and expenses.


        Periodic Charges Other than Portfolio Company Operating Expenses

--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge Is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Mortality and Expense Risk        Daily deduction reflected    0.25% annualized on net assets    Same as Guaranteed Charge.
Charge                            in sub-account unit value        in each sub-account.(8)
                                  calculation.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Monthly Deduction -  The          On each monthly policy
Monthly Deduction is comprised    date starting with the
of the sum of the following       policy date until the
charges:                          policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
1.   Monthly Deduction Rate(9) times each $1,000 of net amount at risk(10) for base policy.
Maximum monthly deduction rate:                                $ 83.3333 times each $1,000 of    $ 35.8998 times each $1,000 of
                                                               the net amount at risk.(11)       the net amount at risk.(12)
Minimum monthly deduction rate:                                $ 0.00006453 times each $1,000    Same as Guaranteed Charge.
(13)                                                           of the net amount at risk.
Monthly deduction rate during                                  $ 0.0035 times each $1,000 of     Same as Guaranteed Charge.
the first policy year for a                                    the net amount at risk.
base policy insuring a male age
56 and a female age 52 at
issue, and each qualifying for
our preferred non-smoker risk
class with a base policy face
amount of $1,100,000
($1,000,000-$2,999,999
band)(14):
--------------------------------- ----------------------------
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------
2.       Policy fee:              On each monthly policy       Policy       Amount               $6.00 in all policy years.
                                                               -------      ------
                                  date starting with the       Years
                                                               -----
                                  policy date until the
                                  policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               1            $6.00
--------------------------------- ----------------------------
--------------------------------- ----------------------------
                                                               2+           $10.00
--------------------------------- ---------------------------- ------------ -------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
3.   Monthly Expense Charge On each monthly policy Per Thousand(15) is a date starting with the charge per $1,000 of face policy date until the amount of the base policy. policy anniversary nearest
                                  the 100th birthday of the
                                  younger of the joint
                                  insureds.
Maximum monthly expense charge:                                $ 3.625 times each $1,000         Same as Guaranteed Charge.
                                                                   of face amount for the base
                                                                   policy. (16)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------

--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge Is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Minimum monthly expense charge:                                $ 0.0067 times each $1,000        Same as Guaranteed Charge.
                                                                   of face amount for the base
                                                                   policy.(17)
Monthly expense charge during                                  $ 0.0717 times each $1,000        Same as Guaranteed Charge.
the first policy year for a                                        of face amount for the base
base policy insuring a male age                                    policy.
56 and female age 52 at issue,
both qualifying for our
preferred non-smoker risk class
with a base policy face amount
of $1,100,000
($1,000,000-$2,999,999 band):
--------------------------------- ----------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
4.       Monthly Deduction for
     In-Force Riders
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Estate Protection        On each monthly policy                                         Rider is not available on any
         Rider monthly            date starting with the                                         policies with policy dates after
         deduction is a rate      policy date and continuing                                     February 3, 2002.
         per $1,000 of rider      during the first four
         face amount(18):         policy years.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Maximum monthly rider                                          $ 15.2575 times each $1,000 of    $ 15.2575 times each $1,000 of
charge(19):                                                    rider face amount.                rider face amount.
Minimum monthly rider                                          $ 0.0168 times each $1,000 of     Same as Guaranteed Charge.
charge(20):                                                    rider face amount.
Monthly rider charge during the                                $ 0.0267 times each $1,000 of     Same as Guaranteed Charge.
first policy year for a base                                   rider face amount.
policy insuring a male age 71 at issue, qualifying for our preferred non-smoker risk class, and a female age 69 at issue, qualifying for our standard non-smoker risk class, with a base policy face amount of $300,000 ($250,000 - $999,999 band) and rider face amount of $375,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Full Death Benefit       On each monthly policy       A monthly charge of $1.00 for     Same as Guaranteed Charge.
         Rider:                   date during policy years     each $1,000 of net amount at
                                  when the younger of the      risk on the base policy.
                                  joint insureds is between
                                  attained ages 90 and 99.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
>>       Secure Estate Rider      On each monthly policy
     monthly deduction is a       date starting with the
     rate per $1,000 of rider     policy date and continuing
     face amount(21):             during the first ten
                                  policy years.
Maximum monthly rider charge:                                  $ 56.9712 times each $1,000 of    $ 36.3922 times each $1,000 of
                                                               rider face amount.(22)            rider face amount.(23)
Minimum rider charge: (24)                                     $ 0.0051 times each $1,000 of     Same as Guaranteed Charge.
                                                               rider face amount.
--------------------------------- ---------------------------- --------------------------------- ----------------------------------





--------------------------------- ---------------------------- --------------------------------------------------------------------
             Charge                 When Charge is Deducted                              Amount Deducted
--------------------------------- ---------------------------- --------------------------------------------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
                                                                      Guaranteed Charge                  Current Charge(1)
---------------------------------
                                  ---------------------------- --------------------------------- ----------------------------------
Monthly rider charge during the                                $ 0.0537 times each $1,000 of     Same as Guaranteed Charge.
first policy year for a base                                   rider face amount.
policy insuring a male age 56
and a female age 52 at issue
and each qualifying for
preferred non-smoker risk class
with a base policy face amount of $1,100,000 ($1,000,000-$2,999,999 band) and rider face amount of $500,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
5.   Option Election Charge On each monthly policy to continue Secure Estate date during policy years Rider coverage as an 11 through 15. increase in the base policy face amount:(25).
Maximum monthly option election                                $ 7.1017times each $1,000 of      Same as Guaranteed Charge.
charge:(26) rider face amount continued.
Minimum monthly option election                                $ 0.0134 times each $1,000 of     Same as Guaranteed Charge.
charge:(27) rider face amount continued.
Monthly option election charge                                 $ 0.1433 times each $1,000 of     Same as Guaranteed Charge.
during the 11th through 15th                                   rider face amount continued.
policy years for a base policy insuring a male age 56 and a female age 52 at issue and each qualifying for our preferred non-smoker risk class with a base policy face amount of $1,100,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000:
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
Net Loan Interest Charges         While a policy loan is       0.75%                             0.50%
                                  outstanding.(28)
--------------------------------- ---------------------------- --------------------------------- ----------------------------------
For information concerning compensation paid for the sale of the policies, see
"Distribution."

(8) The Mortality and Expense Risk Charge is taken at a daily equivalent rate of 0.00068408% for the number of days in the valuation period of net assets in each sub-account.


(9) Monthly deduction rates vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the policy has been in force. See note 3 above for an explanation of "extra ratings". For a specific pair of joint insureds, monthly deduction rates for the policy generally increase with the age at issue of each of the joint insureds, subject to the effect of all other criteria, including face amount bands. On any specific policy, monthly deduction rates generally increase based on the attained age of each of the joint insureds, such that monthly deduction rates generally increase annually based on the policy duration and each joint insured's attained age. This is not always the case, however, and the effect of any extra ratings, among other things, may result in actual decreases in monthly deduction rates in certain years compared to the rates in a prior year. On a guaranteed basis, the monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for sex distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings. The rates are determined for each joint insured and then are converted to joint rates. The monthly deduction rate times each $1,000 of net amount at risk shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed maximum monthly deduction rates per $1,000 for the base policy applicable to your policy. You can obtain more information about the monthly deduction rate times each $1,000 of net amount risk that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(10) Net amount at risk is the difference between (a) the death benefit and (b) the base policy accumulation value at the beginning of each policy month.

(11) The maximum guaranteed monthly deduction rate shown will apply on all policies during the policy year in which the younger insured is age 99. The maximum monthly deduction rate shown may also apply in other, earlier policy years if the policy is issued with extra ratings. See note 3 above for an explanation of "extra ratings".

(12) The maximum current monthly deduction rate shown will apply during the eleventh policy year for a base policy insuring two males, each age 89 at issue and each qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 3 above for an explanation of "extra ratings".

(13) The minimum monthly deduction rate shown will apply during the first policy year for a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class.

(14) We offer 6 bands of face amount coverage under the policy. Monthly deduction rates generally vary by band, but they do not vary above the $3,000,000 - $4,999,999 face amount band. The $5,000,000 and $10,000,000 bands have reduced administrative charges deducted from premiums compared to other bands. Except as noted, it is generally the case that the higher the band of total face amount coverage for the base policy, the lower the monthly deduction rates for a specific pair of joint insureds. Generally, the monthly expense charge per thousand for any specific joint insureds will be lower for higher base policy face amounts. Your coverage band can be changed if the base policy face amount increases or is decreased, unless we agreed to determine the initial band for a policy by aggregating the face amounts of two or more policies.

(15) The monthly expense charge per thousand varies based on the face amount of the base policy; each joint insured's age at issue; gender; and underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings assessed on either joint insured. See note 3 above for an explanation of "extra ratings". Generally, the initial monthly expense charge per thousand increases with the age at issue of each joint insured, subject to all other conditions affecting the charge. The guaranteed and the current rates are level during all policy years in which monthly deductions are taken, unless the base policy face amount increases or decreases. The monthly expense charge per thousand shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the guaranteed maximum monthly expense charge per thousand applicable to your policy. You can obtain more information about the monthly expense charge per thousand that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(16) The maximum monthly expense charge per thousand shown will apply during all policy years for a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class, with a base policy face amount of $100,000 ($100,000-$249,999 band).

(17) The minimum monthly expense charge per thousand shown will apply during all policy years for a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class, with a base policy face amount of $10,000,000 ($10,000,000 and above band).

(18) Monthly rider charges vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the rider has been in force. See note 3 above for an explanation of "extra ratings". The monthly deduction rate times each $1,000 of rider face amount shown in the table may not be representative of the charges you will pay. The charges that apply to your policy are included in the policy data pages of your policy if your policy was issued with the Estate Protection Rider.

(19) The maximum monthly rider charge shown will apply during the 4th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class. The maximum charge will be higher for policies on which extra ratings apply. See note 3 above for an explanation of "extra ratings".

(20) The minimum monthly rider charge shown will apply during the first policy year for a rider issued in connection with any base policy having a face amount of $100,000 or more, insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class.

(21) Monthly rider charges vary based on the face amount of the base policy; each joint insured's age at issue; gender (except where unisex rates apply); underwriting classification, including smoker or non-smoker status, adjusted for any extra ratings; and the number of years that the rider has been in force. See note 3 above for an explanation of "extra ratings". The monthly deduction rate times each $1,000 of rider face amount shown in the table may not be representative of the charges you will pay. Your policy data pages will indicate the guaranteed rider charges applicable to the rider on your policy if your policy is issued with the rider. You can obtain more information about the monthly deduction rate times each $1,000 of rider face amount that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(22) The maximum monthly rider charge shown will apply during the 10th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000. The maximum charge will be higher for riders on policies on which extra ratings apply. See note 3 above for an explanation of "extra ratings"

(23) The maximum monthly rider charge shown will apply during the 10th policy year for a rider issued in connection with a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and a rider face amount of $500,000. The maximum charge will be higher for policies on which extra ratings apply. See note 3 above for an explanation of "extra ratings"

(24) The minimum monthly rider charge shown will apply during the first policy year for a rider issued in connection with a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class with a base policy face amount of $10,000,000 ($10,000,000 and above band) and rider face amount of $500,000.

(25) The option election charge applies only if the Secure Estate Rider was issued with the base policy and the contract owner elects to continue the rider coverage as an increase in the base policy face amount. This charge varies based on the base policy face amount at issue; each joint insured's age at issue; gender; underwriting classification, including smoker or non-smoker status; and any extra ratings. See note 3 above for an explanation of "extra ratings" The option election charge shown in the table may not be representative of the charge you would pay. Your policy data pages will indicate the option election charge applicable to your policy if your policy is issued with the Secure Estate Rider. You can obtain more information about the option election charge that would apply to you by contacting your registered representative and requesting a personalized illustration including supplemental reports.

(26) The maximum monthly rider charge shown will apply during the 11th through 15th policy years for the rider coverage amount continued on a base policy insuring two males, each age 89 at issue, and each qualifying for our standard smoker risk class, with a base policy face amount of $1,000,000 ($1,000,000 - $2,999,999 band) and rider face amount of $500,000.

(27) The minimum monthly rider charge shown will apply during the 11th through 15th policy years for the rider coverage amount continued on a base policy insuring two females, each age 16 at issue, and each qualifying for our preferred non-smoker risk class, with a base policy face amount of $10,000,000 ($10,000,000 and above band) and rider face amount of $500,000.

(28) The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Loan interest is charged in advance to the next policy anniversary. Loan interest is charged initially when the loan is taken. Each policy anniversary thereafter while a policy loan is outstanding, loan interest is charged in advance to the next policy anniversary. The effective annual loan interest rate charges vary by policy year. On a guaranteed basis, the annual effective policy loan interest rate charge is 4.75% (4.53% in advance) during policy years 1-10; 4.50% (4.30% in advance) during policy years 11-20; and 4.25% (4.07% in advance) during policy years 21 and later. On a current basis, the annual effective policy loan interest rate charged is 4.50% (4.30% in advance) during policy years 1-10; 4.25% (4.07% in advance) during policy years 11-20; and 4.00% (3.84% in advance) during policy years 21 and later. In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and current basis. The net effective annual loan interest rate charges vary by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 0.75% (4.75% minus 4.00%); in policy years 11-20 it is 0.50% (4.50% minus
     4.00%); and in policy years 21 and later it is 0.25% (4.25% minus 4.00%). On a current basis, the net loan interest charge in policy years 1-10 is 0.50% (4.50% minus 4.00%); in policy years 11-20 it is 0.25% (4.25% minus
     4.00%); and in policy years 21 and later it is 0.00% (4.00% minus 4.00%).

                               Portfolio Expenses


The following table describes the portfolio fees and expenses that you will periodically pay during the time that you invest in these portfolios.

Minimum/Maximum Total Portfolio Annual Expenses

The minimum and maximum total annual portfolio operating expenses (before waiver or reimbursement) charged by the portfolios for the fiscal year ended December 31, 2005 are shown below, including management fees, distribution (12b-1) fees, and other expenses.


-------------------------------- --------------------------------
            Minimum                          Maximum
-------------------------------- --------------------------------
-------------------------------- --------------------------------
             0.14%                            1.66%
-------------------------------- --------------------------------

Portfolio Expense Details

The fees and expenses are for the fiscal year ended December 31, 2005. Expenses of the portfolios may be higher or lower in the future. The figures are shown as a percentage of assets before any fee waivers and/or expense reimbursements that may be provided by a portfolio(1). More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

                                                            Portfolio Expenses

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio                                                               Fees        Expenses     12b-1 Fees    Expenses
---------                                                               ----        --------     ----------    --------
AEGON/Transamerica Asset Allocation - Conservative Portfolio -         0.10%          0.04%                     0.14%
Initial Class(2)(3)
AEGON/Transamerica Asset Allocation - Growth Portfolio - Initial       0.10%          0.04%                     0.14%
Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Growth Portfolio        0.10%          0.04%                     0.14%
- Initial Class(2)(3)
AEGON/Transamerica Asset Allocation - Moderate Portfolio -             0.10%          0.04%                     0.14%
Initial Class(2)(3)
AEGON/Transamerica Capital Guardian Global - Initial Class(2)          0.98%          0.10%                     1.08%
AEGON/Transamerica Capital Guardian Value - Initial Class(2)           0.79%          0.05%                     0.84%
AEGON/Transamerica Clarion Global Real Estate Securities -             0.79%          0.07%                     0.86%
Initial Class(2)(15)
AEGON/Transamerica Federated Growth & Income - Initial Class(2)        0.75%          0.08%                     0.83%
AEGON/Transamerica Great Companies TechnologySM - Initial              0.78%          0.08%                     0.86%
Class(2)
AEGON/Transamerica JP Morgan Mid Cap Value - Initial Class(2)          0.81%          0.06%                     0.87%


                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio (continued)                                                   Fees        Expenses     12b-1 Fees    Expenses
---------------------                                                   ----        --------     ----------    --------
AEGON/Transamerica Marsico Growth - Initial Class(2)                   0.80%          0.08%                     0.88%
AEGON/Transamerica Mercury Large Cap Value - Initial Class(2)          0.78%          0.06%                     0.84%
AEGON/Transamerica PIMCO Total Return - Initial Class(2)               0.67%          0.07%                     0.74%
AEGON/Transamerica Templeton Great Companies Global -  Initial         0.75%          0.15%                     0.90%
Class(2)
AEGON/Transamerica Third Avenue Value - Initial Class(2)               0.80%          0.07%                     0.87%
AEGON/Transamerica Transamerica Convertible Securities - Initial       0.73%          0.06%                     0.79%
Class(2)
AEGON/Transamerica Transamerica Equity - Initial Class (2)             0.72%          0.08%                     0.80%
AEGON/Transamerica Transamerica Growth Opportunities - Initial         0.78%          0.08%                     0.86%
Class(2)
AEGON/Transamerica Transamerica Money Market - Initial Class(2)        0.35%          0.05%                     0.40%
AEGON/Transamerica Transamerica U.S. Government Securities -           0.55%          0.07%                     0.62%
Initial Class(2)
AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial                 0.80%          0.12%                     0.92%
Class(2)(14)
Alger American Income & Growth - Class O                               0.625%        0.125%                     0.75%
AllianceBernstein VP Growth and Income Portfolio - Class B             0.55%          0.05%        0.25%        0.85%
AllianceBernstein VP Large Cap Growth Portfolio - Class B              0.75%          0.06%        0.25%        1.06%
Dreyfus Investment Portfolios - MidCap Stock Portfolio - Initial       0.75%          0.04%                     0.79%
Shares
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial           0.75%          0.06%                     0.81%
Shares
Dreyfus VIF - Appreciation Portfolio - Initial Shares                  0.75%          0.05%        0.25%        1.05%
Dreyfus VIF - Developing Leaders Portfolio - Initial Shares            0.75%          0.06%                     0.81%
Fidelity VIP Contrafund(R) Portfolio - Service Class 2((4))            0.57%          0.09%        0.25%        0.91%
Fidelity VIP Equity-Income Portfolio - Service Class 2((4))            0.47%          0.09%        0.25%        0.81%
Fidelity VIP Index 500 Portfolio - Service Class 2((5))                0.10%          0.00%        0.25%        0.35%
Franklin Small Cap Value Securities Fund - Class 2(6)                  0.52%          0.17%        0.25%        0.94%
Franklin Small-Midcap Growth Securities Fund - Class 2(6)              0.48%          0.28%        0.25%        1.01%
Janus Aspen Series Balanced - Service Shares(7abc)                     0.55%          0.02%        0.25%        0.82%
Janus Aspen Series Worldwide Growth - Service Shares(7abc) (8)         0.60%          0.01%        0.25%        0.86%
MFS(R) Emerging Growth Series - Initial Class((9))                     0.75%          0.13%                     0.88%
MFS(R) Investors Trust Series - Initial Class((9))                     0.75%          0.13%                     0.88%
MFS(R) Research Series - Initial Class((9))                            0.75%          0.18%                     0.93%

                                                                                                              Total
                                                                                                              Portfolio
                                                                     Management       Other         Rule        Annual
Portfolio (continued)                                                   Fees        Expenses     12b-1 Fees    Expenses
---------------------                                                   ----        --------     ----------    --------
PIMCO VIT Real Return -Admin Class(10)                                 0.25%          0.26%        0.15%        0.66%
PIMCO VIT StocksPLUS Growth & Income - Admin Class                     0.40%          0.25%                     0.65%
Premier VIT OpCap Managed Portfolio(11)                                0.80%          0.11%                     0.91%
Premier VIT OpCap Small Cap Portfolio(11)                              0.80%          0.12%                     0.92%
Van Kampen UIF Core Plus Fixed Income - Class 1((12))                  0.38%          0.30%                     0.68%
Van Kampen UIF Emerging Markets Equity - Class 1((12))                 1.25%          0.41%                     1.66%
Van Kampen UIF High Yield - Class 1((12))((13))                        0.42%          0.43%                     0.85%
Van Kampen UIF International Magnum - Class 1((12))                    0.80%          0.38%                     1.18%


The fee table information relating to the underlying portfolios was provided to us by the portfolios or their investment advisers. We have not and cannot independently verify either the accuracy or completeness of such information. Actual expenses in future years may be higher or lower than these figures. These expenses are for the year ended December 31, 2005.


Notes to Fee Table:

(1) For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were voluntarily waived during 2005. It is anticipated that these expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these voluntary arrangements, annual portfolio operating expenses would have been, as a percentage of assets, as follows:

                                                                                                       Total Portfolio
                                                              Management       Other      Rule 12b-1        Annual
     Portfolio                                                   Fees         Expenses       Fees          Expenses
     ---------                                                   ----         --------       ----          --------
     Fidelity VIP Contrafund(R) Portfolio - Service Class 2      0.55%         0.09%         0.25%          0.89%
     Fidelity VIP Equity Income Portfolio - Service Class 2      0.46%         0.09%         0.25%          0.80%
     Franklin Small Cap Value Securities Fund - Class 2          0.47%         0.17%         0.25%          0.89%
     Franklin Small-Midcap Growth Securities Fund - Class 2      0.46%         0.28%         0.25%          0.99%
     Van Kampen UIF Emerging Markets Equity - Class 1            1.24%         0.41%                        1.65%
     Van Kampen UIF High Yield - Class 1                         0.37%         0.43%                        0.80%
     Van Kampen UIF International Magnum - Class 1               0.77%         0.38%                        1.15%

(2) Projected expense are based on the 12/31/05 Annual Report and the most current contractual advisory fees and expense limits.

(3) Policyowners allocating net premiums and/or other accumulation value to the sub-account will bear indirectly the proportionate expenses of the underlying ATST portfolios and Transamerica IDEX funds in which the portfolio invests. After combining the total net operating expenses of the portfolio with the weighted average of the total net operating expense ratios of the underlying portfolios in which it is invested as of the close of the portfolio's last fiscal year, the total annualized weighted average expense ratio of the portfolio (calculated as a percentage of average net assets) is estimated to be: Conservative Portfolio: 0.97%; Growth
     Portfolio: 1.05%; Moderate Portfolio: 0.99%; Moderate Growth Portfolio:
     1.02%. Based on Initial Class expense ratio, the range is generally expected to vary within a range of: Conservative Portfolio: 0.54% and 1.40%; Growth Portfolio: 0.54% and 1.40%; Moderate Portfolio: 0.54% and 1.40%; Moderate Growth Portfolio: 0.54% and 1.40%. These expense ratios are estimates only, and may vary.

(4) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been: Equity-Income Portfolio: 0.80%; Contrafund Portfolio: 0.89%. These offsets may be discontinued at any time.

(5) Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.35% (these limits do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses). This expense limit may not be increased without approval of the fund's shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(6) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees (Board) has set the current rate at 0.25% per year through May 1, 2006.

(7) a) The "Management Fee" is the investment advisory fee paid by the Portfolios to Janus Capital.

     b) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges. c) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, taxes, and extraordinary expenses) to certain limits until May 1, 2007. The expense waivers shown reflect the application of such limits. The expense limits are detailed in the Statement of Additional Information.

(8) Effective January 1, 2006 for Worldwide Growth Portfolio, the Portfolio's investment advisory fee rate changed from a fixed rate to a rate that adjusts upward or downward based upon the Portfolio's performance relative to its benchmark index. This change will not impact the investment advisory fee shown until one year after the effective date when the performance adjustment takes effect. Details discussing the change are included in the Statement of Additional Information.

(9) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may have entered into brokerage arrangements that reduced or recaptured series' expenses. Any such expense reductions are not reflected in the table. Had these expense reductions been taken into account, "Net Expenses" would be lower.

(10) Ratio of expenses to average net assets excluding interest expense is 0.65%.

(11) "Other Expenses" are inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank.

(12) For the year ended December 31, 2005, the management fee is reduced to reflect the voluntary waiver of a portion or all of the management fee and the reimbursement by the Portfolio's adviser to the extent total annual operating expenses exceed the following percentages: Core Plus Fixed Income Portfolio 0.70%; High Yield Portfolio 0.80%; Emerging Markets Equity Portfolio 1.65%; International Magnum Portfolio 1.15%. The adviser may terminate these voluntary waivers at any time at its sole discretion. Additionally, in determining the actual amount of voluntary management fee waiver and/or expense reimbursement for a Portfolio, if any, the adviser excludes from total annual operating expenses certain investment related expenses, such as foreign country tax expense and interest expense on borrowing.

(13) Expense information has been restated to reflect current fees in effect as of June 1, 2005

(14) Formerly called: AEGON/Transamerica Van Kampen Emerging Growth - Initial Class

(15) Formerly called: AEGON/Transamerica Clarion Real Estate Securities

49

TRANSAMERICA, THE FIXED ACCOUNT,
THE SEPARATE ACCOUNT AND
THE PORTFOLIOS

Transamerica Occidental Life Insurance
Company

Transamerica Occidental Life Insurance Company, or Transamerica, is located at 4333 Edgewood Rd., N.E., Cedar Rapids, Iowa 52449. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica   Corporation,   a  subsidiary  of  AEGON  N.V.,   indirectly  owns
Transamerica Occidental Life Insurance Company.

Our administrative office is located at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152, Telephone: 1-866-844-4885.

Transamerica Occidental Life Insurance Company is obligated to pay to you all benefits and amounts promised under this policy.

Insurance Marketplace Standards
Association

In recent years, the insurance industry has recognized the need to develop specific principles and practices to help maintain the highest standards of marketplace behavior and enhance credibility with consumers. As a result, the industry established the Insurance Marketplace Standards Association, or IMSA.

As an IMSA member, we agree to follow a set of standards in our advertising, sales and service for individual life insurance and annuity products. The IMSA logo, which you will see on our advertising and promotional materials, demonstrates that we take our commitment to ethical conduct seriously.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own, except those in the separate account and other separate accounts we may have. Except as limited by law, we have sole control over investment of the assets in our general account. Although you do not share directly in the investment experience of our general account, you may allocate net premiums to the fixed account and transfer funds between the separate account and the fixed account, within limits.

The portion of the accumulation value in the fixed account earns interest daily. The minimum guaranteed interest rate we credit on fixed account values for all policy years is 4% per year. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest exact age 100 for any portions of the fixed account other than loaned amounts. You bear the risk that we will not declare an interest rate higher than 4.00% per year. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest exact age 100, the accumulation value in the fixed account will earn interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4.00% per year in all years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-4, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SEC does not supervise the management of the investment practices or policies of the separate account.

You may allocate any portion of your net premiums to the separate account. The portion of the accumulation value in the separate account will be based on the values of the sub-accounts to which your net premiums are allocated.

The variable benefits under this policy are provided through the separate account. The assets of the separate account are the property of Transamerica Occidental Life Insurance Company, but they are segregated from our other assets. Transamerica is not a trustee with respect to the separate account assets. The separate account does not have trustees. Transamerica maintains custody of all securities of the separate account. Income, if any, together with gains and losses, realized or unrealized, from assets in the separate account will be credited to or charged against the amounts allocated to the separate account without regard to other income, gains or losses of Transamerica Occidental Life Insurance Company. Assets equal to the liabilities of the separate account will not be charged with liabilities arising out of any other business we may conduct. If the assets in the separate account exceed the liabilities arising under the policies supported by the separate account, the excess may be used to cover other liabilities of Transamerica Occidental Life Insurance Company.

The separate account currently has 45 sub-accounts available for investment, each of which invests only in a specific corresponding mutual fund portfolio. Changes to the sub-accounts may be made at our discretion. All sub-accounts may not be available in all jurisdictions.

We reserve the right to create new sub-accounts for the policies in our sole discretion. Any new sub-accounts will be made available to existing owners on a basis to be determined by us. Each additional sub-account will purchase shares in a mutual fund portfolio or other investment vehicle. Subject to law, we may also combine or eliminate one or more sub-accounts in our sole discretion, or close sub-accounts to allocations of new premiums by existing or new policy owners.

Furthermore, subject to applicable law the separate account or any sub-accounts may be operated as a management company under the 1940 Act or any other form permitted by law. They may also be deregistered under such Act in the event that registration is no longer required. Finally, they may also be combined with other sub-accounts or one or more other separate accounts.

The Portfolios

The sub-accounts invest in a variety of portfolios.

The portfolios are open-end management investment companies, or portfolios or series of, open-end management companies registered with the SEC under the 1940 Act and are usually referred to as mutual funds. This SEC registration does not involve SEC supervision of the investments or investment policies of the portfolios.

We may receive payment from some or all of the portfolios or their advisers, distributors, or affiliates for administrative or distribution services. The amount of this compensation is based upon a percentage of the assets of the portfolio attributable to the policy and other policies issued by us. These percentages differ. Some advisers, distributors, or affiliates may be affiliated with us and some may pay us more than others.

Before investing, carefully read the prospectuses of the portfolios that accompany this prospectus. The portfolios' prospectuses contain more detailed information on the portfolio's investment objectives, restrictions, risks, expenses and advisers.

Statements of Additional Information for the portfolios are available on request. There is no guarantee that the portfolio's investment objectives will be achieved. The accumulation value may be less than the aggregate premiums paid for the policy.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates thereof, in consideration of certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur. We (and/or our affiliates) generally receive three types of payments:

Rule 12b-1 Fees. We and our affiliate, Transamerica Securities Sales Corporation ("TSSC"), the principal underwriter for the policies, may receive some or all of the 12b-1 fees from the funds. Any 12b-1 fees received by TSSC that are attributable to our variable insurance products are then credited to us. No 12b-1 fees are retained by TSSC. These fees range from 0.15% to 0.25% of the average daily assets of certain portfolios attributable to the policies and to certain other variable insurance products that we and our affiliates issue.

Administrative, Marketing and Support Service Fees ("Support Fees"). We and our affiliates, including TSSC, may receive compensation from the investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios for administrative and other services related to separate account operations. The amount of this compensation is based on a percentage of the assets of the particular portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant. Some advisers or sub-advisers (or their affiliates) pay us more than others.


The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

-------------------------------------------------------------------------------------------------------------

                                   Incoming Payments to TOLIC and/or TSSC
-------------------------------------------------------------------------------------------------------------
------------------------------ ------------------------ ----------------------------- -----------------------
         Fund Group                  Maximum Fee                 Fund Group                Maximum Fee
                                    % of assets*                                           % of assets*
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
Alger                          0.35% after $500         AEGON/Transamerica Series     0.39%**
                               million***               Trust (ATST)
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
AllianceBernstein              0.30%                    Dreyfus                       0.25%
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
Franklin                       0.40%                    Janus                         0.35%
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
MFS                            0.20% after $20          Pacific Investment            0.30%
                               million***               Management Company (PIMCO)
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
OpCap                          0.25% after $600         Van Kampen                    0.25%
                               million***
------------------------------ ------------------------ ----------------------------- -----------------------
------------------------------ ------------------------ ----------------------------- -----------------------
Fidelity                       0.25%
------------------------------ ------------------------ ----------------------------- -----------------------

* Payments are based on a percentage of the average assets of each underlying portfolio owned by the sub-accounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We may continue to receive 12b-1 fees and administrative fees on sub-accounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services we provide.

** Since ATST is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the ATST portfolios, in terms of our and our affiliates' overall profitability. These additional benefits may be significant.

*** We receive this percentage once a certain dollar amount in fund shares is held by the sub-accounts of TOLIC and its affiliates.

Other payments. We and our affiliates, including TSSC, Transamerica Capital, Inc. ("TCI"), InterSecurities, Inc. ("ISI") and Transamerica Financial Advisors ("TFA"), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts are paid out of the advisers' or sub-advisers' own resources and not out of fund assets. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a "preferred sponsor" program that provides such advisers and sub-advisers with access to TCI's wholesalers at TCI's national and regional sales conferences that are attended by TCI's wholesalers; (2) may pay ISI varying amounts to obtain access to ISI's wholesaling and selling representatives; (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to cooperate with their promotional efforts; and (4) may reimburse our affiliated selling firms for exhibit booths and other items at conferences of selling representatives. The amounts may be significant and provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.

For the calendar year ended December 31, 2005, TCI received revenue sharing payments ranging from $1,000 to $30,000 (for a total of $316,000) from the following fund managers and/or sub-advisers to participate in TCI's events:
Transamerica Investment Management, Fidelity, Pacific Investment Management LLC, Van Kampen Investments, Janus Capital Management, and ING Clarion CRA. All or some of these amounts were attributable to products other than the TransSurvivor Life VUL policy.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses that we and our affiliates incur in promoting, issuing, distributing and administering the policies.

For further details about the compensation payments we make in connection with the sale of the policies, see Distribution in this prospectus.
Addition, Deletion, or Substitution of Portfolios

We do not control the portfolios. For this reason, we cannot guarantee that any of the sub-accounts offered under the policy or any of the portfolios or class of portfolio shares will always be available to you for investment purposes. We reserve the right to make changes in the separate account and in its investments.

We reserve the right to eliminate the shares of any portfolio held by a sub-account. We may also substitute shares of another portfolio or of another investment company for the shares of any portfolio. We would do this if the shares of the portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the separate account. New and substituted portfolios may have different fees and expenses and their availability may be limited. To the extent required by the 1940 Act, if we substitute shares in a sub-account that you own, we will provide you with advance notice and seek advance permission from the SEC. This does not prevent the separate account from purchasing other securities for other series or classes of policies. Nor does it prevent the separate account from effecting an exchange between series or classes of variable policies on the basis of requests made by owners.

In the event of any substitution or change, we may make the changes in the policy that we deem necessary or appropriate to reflect substitutions or changes.

Portfolios Not Publicly Available

Shares of the portfolios are not offered to the public but solely to the insurance company separate accounts and other qualified purchasers as limited by federal tax laws. These portfolios are not the same as mutual funds with very similar names that are sold directly to the public. The performance of such publicly available funds, which may have different assets and expenses, should not be considered as an indication of the performance of the portfolios. The assets of each portfolio are held separate from the assets of the other portfolios. Each portfolio operates as a separate investment vehicle. The income or losses of one portfolio have no effect on the investment performance of another portfolio. The sub-accounts reinvest dividends and/or capital gains distributions received from a portfolio in more shares of that portfolio.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TOLIC, and TOLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will compensate us or our affiliates for providing certain administrative, marketing, and support services that would otherwise be provided by the portfolio or its service providers, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the policies. (See "Revenue We Receive".) We have included the AEGON/Transamerica Series Trust ("ATST") portfolios at least in part because they are advised by our affiliate, Transamerica Fund Advisers, Inc., and some of them are sub-advised by our affiliate, Transamerica Investment Management, Inc.

You are responsible for choosing the sub-accounts and the amounts allocated to each that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund's prospectus, statement of additional information and annual and semi/annual reports. Other sources such as the Fund's website or newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a Fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

The following are summary descriptions of the portfolios' investment objectives:

The Asset Allocation Conservative Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks current income and preservation of capital.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation and current income.

Investment Advisor - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Asset Allocation Moderate Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors,  Inc.;  Portfolio  Construction
Manager: Morningstar Associates, LLC

The Capital Guardian Global Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income.

Investment Adviser - Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Capital Guardian Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide long-term growth of capital and income through investments in a portfolio comprised primarily of equity securities of U.S. issuers and securities whose principal markets are in the United States (including American Depository Receipts (ADR's) and other U.S. registered foreign securities).

Investment Adviser - Transamerica Fund Advisors, Inc. (Capital Guardian Trust Company, sub-adviser)

The Clarion Global Real Estate Securities of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term total return from investments primarily in equity securities of real estate companies. Total return will consist of realized and unrealized capital gains and losses plus income.

Investment Adviser - Transamerica Fund Advisors, Inc. (ING Clarion Real Estate Securities, sub-adviser)

The Federated Growth & Income Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks total return by investing in securities that have defensive characteristics. (These are securities that appear to have a low probability of significant price decline relative to the overall equity market. They also will, in the sub-adviser's view, generally have a comparatively low volatility in share price relative to the overall equity market).

Investment Adviser - Transamerica Fund Advisors, Inc. (Federated Investment Counseling, sub-adviser)

The Great Companies TechnologySM of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C., sub-adviser)

The JP Morgan Mid Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks growth from capital appreciation. This portfolio is no longer available for new net premiums or transfers.

Investment Adviser - Transamerica Fund Advisors, Inc. (JP Morgan Investment Management, Inc., sub-adviser)

The Marisco Growth Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital

Investment Adviser - Transamerica Fund Advisors, Inc. (Banc of America Capital Management, LLC, sub-adviser)

The Mercury Large Cap Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Fund Asset Management L.P. d/b/a Mercury Advisors, sub-adviser)

The PIMCO Total Return Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return consistent with preservation of capital and prudent investment management.

Investment Adviser - Transamerica Fund Advisors, Inc. (Pacific Investment Management Company LLC ("PIMCO"), sub-adviser)

The Templeton Great Companies Global Portfolio of the Aegon/Transamerica Series Trust, Inc. - Initial Class seeks long-term growth of capital.

Investment Adviser - Transamerica Fund Advisors, Inc. (Great Companies, L.L.C. & Templeton Investment Counsel, LLC, sub-adviser)

The Third Avenue Value Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks long-term capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Third Avenue Management LLC, sub-adviser)

The Convertible Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks maximum total return through a combination of current income and capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica Equity Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Growth Opportunities Portfolio of the AEGON/Transamerica Series Trust, Inc.
- Initial Class seeks to maximize long-term growth.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management LLC, sub-adviser)

The Transamerica Money Market Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Transamerica U.S. Government Securities Portfolio of the AEGON/Transamerica Series Trust, Inc. - Initial Class seeks to provide as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 80% of its assets in U.S. Government debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored entities.

Investment Adviser - Transamerica Fund Advisors, Inc. (Transamerica Investment Management, LLC, sub-adviser)

The Van Kampen Mid-Cap Growth Portfolio of the AEGON/ Transamerica Series Trust, Inc. - Initial Class seeks capital appreciation.

Investment Adviser - Transamerica Fund Advisors, Inc. (Van Kampen Asset Management, Inc., sub-adviser)

The Income & Growth Portfolio of The Alger American Fund - Class O primarily seeks to provide a high level of dividend income: its secondary goal is to provide capital appreciation. The Portfolio invests in dividend-paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

Investment Adviser - Fred Alger Management, Inc.

The AllianceBernstein Growth and Income Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - AllianceBernstein, L.P.

The AllianceBernstein Large Cap Growth Portfolio of the Variable Products Series Fund - Class B seeks long-term growth of capital.

Investment Adviser - Alliance Bernstein, L.P.

The Mid-Cap Stock Portfolio - Initial Shares of the Dreyfus Investment Portfolios seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented in the Standard & Poor's MidCap 400(R) Index ("S&P 400"). To pursue this goal, the portfolio normally invests at least 80% of its assets in stocks of mid-size companies.

Investment Adviser- The Dreyfus Corporation
The Dreyfus Socially Responsible Growth Fund Inc. - Initial Shares seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund under normal circumstances invests at least 80% of its assets in the common stock of companies that in the opinion of fund management meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

Investment Adviser - The Dreyfus Corporation

The Appreciation Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks long-term capital growth consistent with preservation of capital; current income is a secondary goal. To pursue these goals, the portfolio normally invests at least 80% of its assets in common stocks. The portfolio focuses on "blue chip" companies with total market values of more than $5 billion at the time of purchase, including multinational companies.

Investment Adviser - The Dreyfus Corporation (Fayez Sarofim & Co., sub-adviser)

The Developing Leaders Portfolio - Initial Shares of the Dreyfus Variable Investment Fund seeks capital growth. To pursue this goal, the portfolio normally invests at least 80% of its assets in the stocks of companies Dreyfus believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the portfolio primarily invests in companies with market capitalizations of less than $2 billion at the time of purchase.

Investment Adviser - The Dreyfus Corporation

The Contrafund(R) Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks long-term capital appreciation.

Investment Adviser - Fidelity Management & Research Company

The Equity-Income Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500SM Index the S&P 500(R).

Investment Adviser - Fidelity Management & Research Company

The Index 500 Portfolio - Service Class 2 of the Fidelity Variable Insurance Products Fund seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500.

Investment Adviser - Fidelity Management & Research Company (Geode Capital Management, sub-adviser)

The Franklin Small Cap Value Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The Fund invests in equity securities of companies that the manager believes are undervalued.

Investment Adviser - Franklin Advisory Services, LLC

The Franklin Small-Midcap Growth Securities Fund - Class 2 of the Franklin Templeton Variable Insurance Products Trust seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those with market capitalization values not exceeding: $1.5 billion; or the highest market capitalization values in the Russell 2000(R) Index, whichever is greater, at the time of purchase and mid cap companies are companies with market capitalization values not exceeding $8.5 billion, at the time of purchase.

Investment Adviser - Franklin Advisers, Inc.

The Balanced Portfolio - Service Shares of the Janus Aspen Series seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

Investment Adviser - Janus Capital Management LLC

The Worldwide Growth Portfolio - Service Shares of the Janus Aspen Series seeks long-term growth of capital in a manner consistent with the preservation of capital.
Investment Adviser - Janus Capital Management LLC

The Emerging Growth Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks to provide long-term growth of capital.

Investment Adviser - MFS Investment Management(R)

The Investors Trust Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks long-term growth of capital with a secondary objective to seek reasonable current income.

Investment Adviser - MFS Investment Management(R)

The Research Series of the MFS(R) Variable Insurance TrustSM - Initial Class seeks long-term growth of capital and future income by investing in equity securities of companies believed to possess better-than average prospects for long-term growth.

Investment Adviser - MFS Investment Management(R)

The OpCap Managed Portfolio of the Premier VIT seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital's and PIMCO's assessments of the relative outlook for such investments.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC/Pacific Investment Management Company LLC ("PIMCO"), sub-adviser)

The OpCap Small Cap Portfolio of the Premier VIT seeks capital appreciation through a diversified portfolio consisting primarily of securities of companies with a market capitalization under $2 billion at time of purchase.

Investment Adviser - OpCap Advisors LLC (Oppenheimer Capital LLC, sub-adviser)

The Real Return Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The StocksPLUS Growth & Income Portfolio - Admin Class of the PIMCO Variable Insurance Trust seeks total return which exceeds that of the S&P 500.

Investment Adviser - Pacific Investment Management Company LLC ("PIMCO")

The Core Plus Fixed Income Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities.

Investment Adviser - Van Kampen*

The Emerging Markets Equity Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Investment Adviser - Van Kampen*

The High Yield Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities.

Investment Adviser - Van Kampen*

The International Magnum Portfolio of the Van Kampen Universal Institutional Funds - Class 1 seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers domiciled in EAFE countries.

Investment Adviser - Van Kampen*

* Morgan Stanley Investment Management Inc., which does business in certain instances using the name Van Kampen, serves as the investment adviser of these UIF Portfolios.


VOTING RIGHTS

Transamerica is the legal owner of all portfolio shares held in each sub-account. As the owner, we have the right to vote the shares at the portfolios' shareholder meetings. However, to the extent required by federal securities laws and regulations, we will vote portfolio shares that each sub-account holds according to instructions received from policy owners with accumulation value in the sub-account. If the federal securities laws or regulations governing the voting of portfolio shares change to permit us to vote shares in our own right, we reserve the right to do so, whether or not the shares are related to the policies.

Currently, we provide each policy owner with amounts allocated to a sub-account with proxy materials and voting instructions applicable to the corresponding portfolio. We will vote shares held in each sub-account for which no timely instructions are received in proportion to all instructions received for the sub-account. We will also vote our shares held in the separate account that do not relate to the policies in the same proportion as all of the instructions we received for the sub-account.

We will compute the number of votes that a policy owner may instruct on the record date established for the portfolio. This number is equal to A divided B, where:

A    is each policy owner's value in the sub-account; and

B is the net asset value of one share in the portfolio in which the assets of the sub-account are invested.

We may disregard any voting instructions that policy owners initiate in favor of any change in the investment policies or in any investment adviser or principal underwriter. Our disapproval of any change must be reasonable. Our disapproval of a change in investment policies or investment adviser must be based on a good faith determination that the change would be contrary to state law or is otherwise improper under the portfolios' objectives and purposes. If we do disregard voting instructions, we will include a summary of that action and reasons for it in the next report to policy owners.


THE POLICY

Depending on the state of issue, your policy may be an individual policy or a certificate issued under a group policy. The policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution. There may be differences between the policy issued and the general policy description contained in this prospectus because of requirements of the state where your policy is issued. Some of the state specific differences are included in the prospectus, but the prospectus does not include references to all state specific differences. All state specific policy features will be described in your policy.


Owner

The joint insureds together are the owners unless another owner has been named in the application or in any supplemental agreement filed with us in accordance with the policy. As owner, you are entitled to exercise all rights granted under the policy while either of the joint insureds is alive. After one of the joint insureds dies, the survivor will be the sole owner of the policy if the policy was jointly owned by the insureds. If the owner is an individual other than both of the joint insureds, and dies before the joint insureds, the rights of the owner belong to the executor or administrator of the owner's estate, unless the policy provides otherwise. If the owner is a partnership, the rights belong to the partnership as it exists when a right is exercised.

If ownership of the policy is shared by more than one person, all persons must sign each written request to exercise any right under the policy. The telephone access privilege may be exercised by any one person who shares ownership, or by your registered representative.

You may change the owner while the survivor is alive by notifying us in a form and manner acceptable to us. The change will not be effective until we record it at our Administrative Office. The written consent of any irrevocable beneficiary will be required.

You may assign a policy as collateral or make an absolute assignment. All policy rights will be transferred as to the assignee's interest. The consent of the assignee may be required to make changes in premium allocations, make transfers or to exercise other rights under the policy. We are not bound by an assignment or release thereof, unless it is in writing and recorded at our Administrative Office. When recorded, the assignment will take effect as of the date the written request was signed. Any rights the assignment creates will be subject to any payments we made or actions we took before the assignment was recorded. We are not responsible for the adequacy of any assignment. However, if you file an assignment with us and we record it at our administrative office, your rights and those of any revocable beneficiary will be subject to it. The written consent of any irrevocable beneficiaries will be required.

Beneficiary

If the survivor dies while the policy is in force, we will pay the death benefit to the beneficiary. You select the beneficiary on the application and may change the beneficiary at a later date. If the beneficiary is a partnership, we will pay the death benefit to the partnership as it exists on the date the survivor dies.

To the extent allowed by law, no death benefit will be subject to the claims of the beneficiary's creditors or to any legal process against the beneficiary. If any beneficiary dies before the survivor, that beneficiary's interest in the death benefit will end. If any beneficiary dies at the same time as the survivor, or within 30 days after the survivor, that beneficiary's interest in the death benefit will end if no benefits have been paid to that beneficiary. If the interests of all designated beneficiaries have ended when the survivor dies, we will pay the death benefit to you, as owner. If you are not living at that time, we will pay the death benefit to your estate.

You may change the beneficiary while the survivor is alive by sending us written notice. The change will not be effective until we record it at our Administrative Office. Even if the survivor is not living when we record the change, the change will take effect as of the date it was signed. However, any benefits we pay before we record the change will not be subject to the change. An irrevocable beneficiary may not be changed without the written consent of that beneficiary.

Modifying the Policy

Any modification or waiver of our rights or requirements under the policy must be in writing and signed by our President or a Vice President, together with our Secretary. No agent may bind us by making any promise not contained in the policy.

Among other rights we have in connection with the policy, we may:

o modify the policy to ensure that the death benefit is never less than the amount required to maintain the policy's qualification as a life insurance policy; and

o make any changes or substitutions to the investment options of the Separate Account, make any changes to the fixed account accumulation options, operate the Separate Account as a management company under the Investment Company Act of 1940, or de-register the Separate Account if registration is no longer required.

We may notify you if we make any of the above-mentioned modifications. If we modify the policy, we will make appropriate endorsements to the policy as may be necessary.

Application for a Policy

We offer policies to proposed joint insureds who are between ages 16 and 89. After receiving a completed application, we will begin underwriting to decide the insurability of the proposed joint insureds. We may require medical examinations and other information before deciding insurability. We issue a policy only after underwriting has been completed. We may reject an application that does not meet our underwriting standards.

If we approve the application, we will place each joint insured into one of six underwriting classes:

o        Preferred non-smoker
o        Preferred smoker
o        Standard non-smoker
o        Standard smoker
o        Uninsurable non-smoker
o        Uninsurable smoker

Additional adjustments for extra ratings due to increased mortality risk may apply to persons classified into the standard underwriting classes.

We may approve an application on which one of the joint insureds is classified as uninsurable, according to our underwriting guidelines, so long as the other joint insured is not considered uninsurable.

The underwriting class assigned to each joint insured affects the monthly deductions for the policy. The monthly deductions and surrender charges for a policy are based on each joint insured's underwriting class, among other factors. Generally, for the same joint insureds, our rates are lowest for preferred non-smokers.

We also charge lower rates for policies with higher face amounts of base policy coverage. We offer the following bands for face amounts of base policy coverage:

o        $100,000 - $249,999
o        $250,000 - $999,999
o        $1,000,000 - $2,999,999
o        $3,000,000 - $4,999,999
o        $5,000,000 - $9,999,999
o        $10,000,000 and above

For the same joint insureds, the monthly deduction rates we use decrease at each band through the $5,000,000 band. At the $10,000,000 band, we reduce the current administrative charge from 6.00% of each premium paid to 5.50% but do not reduce the monthly deduction rates at that band.

If requested, we may determine the band for two or more policies based on the total coverage of the policies. Generally, we will determine the band for policies in this manner when the joint insureds on the policies are the same but, due to special ownership or beneficiary designations, the total coverage for the joint insureds is requested to be issued on two or more policies. When we determine the band for a policy in this manner, future face amount changes will not affect the band for the policy.

Premium with Application: You may make a payment at the time of application, under certain circumstances, subject to our rules. Under our current underwriting rules, you may make a payment at the time of application if: (1) the proposed insured(s) is between the ages of 16 and 75; (2) the amount applied for under the application does not exceed $1,000,000; and (3) the proposed insured(s) has not been treated for or experienced, within the last 12 months, any disorder of the heart, stroke, or other vascular disease, cancer, or HIV infection. We may refuse to accept initial payments with the application for other situations.

Conditional Coverage: If you make an initial payment in an amount at least equal to the full first premium for the mode of payment selected in the application (at least two monthly premiums, for Monthly Pre-Authorized Withdrawal Plan), we will issue a conditional receipt which may provide fixed conditional insurance, but not until after all its conditions are met. Such conditional insurance will take effect as of the effective date, but only so long as all of the following conditions are met:

o The payment made with the application must be received at our administrative office within the lifetime of the proposed insured(s) and honored on first presentation for payment;

o Part 1 and part 2 of the application, and all medical examinations, tests, screenings and questionnaires required by the company are completed and received at our administrative office;

o As of the effective date, all statements and answers given in the application (both Parts) must be true and complete; and

o The company is satisfied that, at the time of completing Part 1 and Part 2 of the application, each person to be covered was insurable under the company's rules for insurance on the plan, in the amount, and at the rating class of risk applied for in Part 1 of the application.

Effective Date: Conditional insurance may become effective as of the date of completing Part 1 of the application, the date of completing Part 2 of the application, or the date requested in the application, whichever is latest, but only after all the conditions to conditional coverage described above have been met.

60-Day Limit of Conditional Coverage: If the company does not approve and accept the application for insurance within 60 days of the date you signed the Part 1, the application will be deemed to be rejected by the company, and there will be no conditional insurance coverage. In that case, the company's liability will be limited to returning any payment you have made. The company has the right to terminate conditional coverage at any time prior to 60 days by mailing a refund of the payment made.

Dollar Limits of Conditional Coverage: After all conditions are met, the aggregate amount of fixed conditional insurance provided by the conditional receipt generally will be limited to the lesser of the amount applied for or (a) $1,000,000 if the proposed insured(s) is age 16 to 65 and is insurable as a standard risk; or (b) $400,000 if the proposed insured(s) is age 66 to 75 and insurable as a standard class of risk; or (c) $100,000 for all other classes of risk.

No Conditional Coverage if Conditions Not Met or Death Occurs from Suicide: If one or more of the conditions for conditional insurance have not been met exactly, or if a proposed insured dies by suicide or intentional self-inflicted injury, while sane or insane, the company will not be liable and there will be no conditional insurance.

The terms for conditional insurance may vary by jurisdiction.

You do not need to pay an initial payment at the time of application. If we approve the application, you will need to pay us the minimum initial premium for the policy before any coverage under the policy will be in effect.

Minimum Initial Face Amount

We will generally issue a policy only if it has a face amount of at least $100,000.

Life Insurance Qualification

This policy is intended to qualify as life insurance under Code Section 7702 under the cash value accumulation test. Under this test, the accumulation value of the policy may not at any time exceed the net single premium. The net single premium is the one payment that you would need to pay as of the policy date in order to fund future benefits, assuming guaranteed mortality charges and 4.00% interest. If the accumulation value is ever greater than the net single premium, the death benefit will be increased by multiplying the policy's accumulation value by the death benefit factor for the applicable policy year. The death benefit factors are calculated separately for each policy and are included in the policy. The increase in death benefit may be temporary, based on changes in the death benefit factor and/or accumulation value. Under the Premium Limitations provision, we may refuse to accept certain premium payments that would cause the death benefit to increase.

Changes to the terms or benefits under the policy may require a redetermination of the net single premium for the policy. The net single premium may increase or decrease as a result. If the change is a reduction in benefits during the first 15 policy years, a distribution from the policy may be required to maintain qualification as a life insurance contract for tax purposes. The required distribution may be taxable in whole or in part.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransSurvivor Life VUL policy for a fixed joint and last survivor policy offered by us on a policy form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest exact age 95, whichever comes first, if all of the following conditions are met:

o        both joint insureds are living;

o        the current policy does not have any outstanding loans; and

o you have not elected to exchange the policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider.

Effective Date of Coverage

Except as otherwise provided under the terms of the conditional receipt, no insurance coverage is provided under the policy until after we approved the application and:

o        the minimum initial premium is paid to us; and

o        the policy is delivered to you while:
a)       both joint insureds are alive and in good health, and

b) the statements and answers in the application continue to be true and complete.

Policy Date

The policy date is the date from which insurance coverage is provided under the policy, subject to the conditions noted above. We take monthly deductions from the policy for the period starting with the policy date.

Generally, except when you request and we approve backdating a policy, the policy date will be:

o two calendar days after we approve the application if you submitted the initial premium with the application and the policy is issued without delivery requirements; or

o the date you accept the policy and pay us the initial premium, if you did not submit the initial premium with the application and/or we issued the policy subject to satisfactory completion of delivery requirements.

In the latter situation, when we receive the initial premium and/or all delivery requirements are satisfied, we will amend the policy date as originally issued. The amended policy date will be the date on which the policy was delivered to you and you had completed all delivery requirements and/or paid over to our agent the required initial premiums. We will not amend the date forward beyond that date which would cause either or both joint insureds to be a year older for purposes of determining monthly deductions.

Backdating a Policy

If you request, we may backdate a policy by assigning a policy date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.

Monthly deductions are based in part on the age of each joint insured at issue. Generally, monthly deductions are less at a younger age. We will deduct monthly deductions for the period that the policy is backdated. This means that, while the monthly deduction may be lower than what would have applied had we not backdated the policy, you will be paying for insurance during a period when the policy was not in force.

Reallocation Date

When we approve and issue a policy, we establish a reallocation date for that policy. Currently, the reallocation date is 25 calendar days from the date we approve the policy for issue.

Before the reallocation date, any portion of net premiums you wish to allocate to the sub-accounts will be allocated initially to the money market sub-account. Any portion of the net premiums you elected to allocate to the fixed account will be allocated directly to the fixed account. On the reallocation date, the value of those net premiums initially allocated to the money market sub-account will be reallocated to the sub-account options you elected on your application or subsequent premium allocation election.

Net premiums credited to your policy on or after the reallocation date will be allocated to the fixed account and to your elected sub-account options directly, based on your most recent premium allocation election.

To the extent that state law or regulation governing your policy requires that amounts initially allocated to the money market sub-account cannot be reallocated until a date later than the reallocation date, we will not transfer values from the money market sub-account to your elected sub-accounts, or allow direct allocation of net premiums to those elected sub-accounts, until the date provided under such state law or regulation.

Free Look Period

The policy provides for a free look period. You have the right to examine and cancel your policy by returning it to us or to one of our representatives within 10 days after you receive the policy, or a longer period as required by state law for replacement policies or for other reasons.
If you exercise the free look option, we will void the policy and refund an amount equal to:

o the net cash value of the policy on the valuation date we receive, in good order, your request to cancel your policy; plus

o any fees or other charges deducted from premiums paid or from accumulation values. Such fees and charges include administrative charges, monthly deductions and surrender penalties.

If your policy provides for a full refund as required by state law, your refund will be the total premiums paid to the policy. We may delay a refund of any payment made by check until the check has cleared your bank.

Transfers

After the end of the free-look period and after the reallocation date, you may transfer amounts between or among the investment options available. Your request must be in a form and manner acceptable to us. You may also exercise your telephone access privilege. Each transfer will be subject to our transfer rules in effect at the time the transfer is made. We may set rules specifying, among other things:

o        the minimum and maximum amounts you may transfer; and

o        how frequently you may make transfers.

Different rules may apply to different investment options.

Except with our consent, transfers from the fixed account will be limited as follows:

o    at least 90 days must elapse between transfers from the fixed account; and

o the maximum amount which may be transferred is the greater of 25% of the portion of the accumulation value in the fixed account or the amount of the last transfer from the fixed account.

These limitations do not apply to transfers from the loan account due to loan repayments. Interest credited during a policy monthly with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply. The portion of the accumulation value in the fixed account excludes the amounts, if any, in the loan account.

We will make the transfer on the day we receive your transfer request in good order. If the day we receive your transfer request is not a valuation date, we will make the transfer on the next following valuation date.

You will not be charged for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge up to $25 for each additional transfer. Currently, we do not impose a charge on transfers that exceed 18 in a policy year. Any transfer fee will be deducted from the amount that you are transferring. The transfer fee will be allocated between or among the investment options from which the amount is being transferred in the proportion of A divided by B, where:

A    is the amount transferred from an investment option; and

B is the total amount transferred from all investment options.

The following transactions do not count towards the first 18 transfers during a policy year and you will not be charged a transfer fee for them:

o Transfers made on the reallocation date from the money market sub-account to other sub-accounts.

o        Transfers to or from the loan account.

o Transfers under the dollar cost averaging or automatic account rebalancing options.

o Transfers we may make after we receive notice of the survivor's death.

o Transfers due to material changes in the separate account or one or more of the portfolios in which a sub-account invests.

You may apply for automatic transfers under either the dollar cost averaging, or DCA, option, or the automatic account rebalancing, or AAR, option, by submitting your written request to our Administrative Office. You may cancel your election of an option by written request or by exercising your telephone access privilege at any time with regard to future transfers.

Disruptive Trading and Market Timing

Statement of Policy: This variable universal life insurance ("VUL") policy was not designed for the use of market timers or other investors who make programmed, large, frequent or short-term transfers, or engage in other types of disruptive trading. Such transfers may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and disruptive trading among the sub-accounts or between the sub-accounts and the fixed account can cause risks with adverse effects for other policy owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1) dilution of the interests of long-term investors in a sub-account if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio's investments (some market timers attempt to do this through methods known as "time-zone arbitrage" and "liquidity arbitrage");

(2) an adverse effect on portfolio management, such as:

     (a) impeding a portfolio manager's ability to sustain an investment objective;

     (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

     (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and

 (3) increased brokerage and administrative expenses.

These costs are borne by all policy owners invested in those sub-accounts, not just those making the transfers.

We have developed polices and procedures with respect to market timing and disruptive trading (which may vary for certain sub-accounts at the request of the underlying fund portfolios), and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not purchase a VUL policy from us if you intend to conduct market timing or potentially disruptive trading.

Detection: We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among sub-accounts of variable products issued by these other insurance companies or retirement plans.

Deterrence: If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction. As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We currently consider only transfers by telephone, fax, or overnight mail to be "expedited transfers," but we could decide to treat other forms of communication as expedited transfers. This means that we would accept only written transfer requests with an original signature transmitted to us by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case by case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. We also reserve the right to reverse a potentially harmful transfer within two days if an underlying fund portfolio refuses or reverses our order; in such instances some policy owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more VUL policies that we believe are connected.

In addition to our internal policies and procedures, we will administer your VUL policy to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

o        Impose redemption fees on transfers;

o Expressly limit the number or size of transfers in a given period except for certain sub-accounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policy owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this VUL policy, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such policy owners or intermediaries acting on their behalf. And, while the policy's provisions give us the right to set and change various rules regarding transfer privileges, including, but not limited to, the amounts that may be transferred, the frequency of such transfers, and the acceptable form and manner in which transfers may be requested, these restrictions may not always be effective to prevent market timing or disruptive trading. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate to: (1) better detect and deter market timing or other harmful trading that may adversely affect other VUL policy owners, other persons with material rights under the policy, or underlying fund shareholders generally, (2) comply with state or federal regulatory requirements, or (3) impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the VUL policy. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies: The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for the VUL policies to discourage market timing and disruptive trading. Policy owners should be aware that we may not have the contractual ability or the operational capacity to monitor policy owners' transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. Accordingly, policy owners and other persons who have material rights under our VUL policies should assume that any protection they may have against potential harm from market timing or disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our VUL policies to discourage market timing and disruptive trading.

Policy owners should be aware that we expect to be contractually obligated to prohibit transfers by policy owners identified by an underlying fund portfolio and to provide policy owner transaction data to the under lying fund portfolios.

Omnibus Order: Policy owners and other persons with material rights under our VUL policies also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are "omnibus" orders from intermediaries such as retirement plans and separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying fund portfolios' ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or variable life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Dollar Cost Averaging or DCA

This option allows you to systematically transfer a set dollar amount from the money market sub-account on a monthly, quarterly, or semi-annual basis to one or more other sub-accounts*. The DCA option is designed to reduce the risk of your purchasing units only when the price of the units is high, but you should carefully consider your financial ability to continue the option over a long enough period of time to purchase units when their value is low as well as when it is high. The DCA option does not assure a profit or protect against a loss. The DCA option will terminate automatically when the value of your money market sub-account is zero.

* New net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value Portfolio.

There is no additional charge for electing the DCA option. Transfers to the fixed account are not permitted under the DCA option. We reserve the right to terminate the DCA option at any time and for any reason.

All DCA transfers are subject to the following requirements:

o You must specify the sub-accounts to which you want to transfer amounts from the money market sub-account, the set dollar amount you want to transfer from the money market sub-account, the frequency of the scheduled transfers and the date you want the transfers to begin.

o The date that you want the transfer to begin may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than one month after the date the initial premium was allocated to your policy.

o You must have at least $1,000 in the money market sub-account on the date of the first scheduled transfer under the option.

o The minimum automatic transfer amount from the money market sub-account is $100.

You may choose any date for your initial DCA transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for automatic account rebalancing transfers, if you choose that option.

We reserve the right to further limit the allowable dates on which DCA transfers may take place.

o The first DCA transfer will be on the date you select if that date is a valuation date. Subsequent DCA transfers will occur at the frequency and on the date you select. If the date you select is not a valuation date, DCA transfers will occur on the next following valuation date. If, however, the value in the money market sub-account is less than the scheduled amount on a scheduled date, no DCA transfer will occur on that scheduled date. If the value in the money market sub-account subsequently increases to an amount at least equal to the scheduled amount, then a DCA transfer will resume on the next scheduled date.
The DCA option will automatically terminate on the earliest of:

o the date the money-market sub-account does not have any accumulation value remaining;

o    the date we receive notice of the survivor's death;

o    the date the policy lapses;

o    the date the policy is surrendered or terminated; or

o the date you request the termination of the DCA option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any DCA transfers after the date we receive your termination request. You may submit a new request to recommence DCA transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Automatic Account Rebalancing or AAR

Once your net premiums and requested transfers have been allocated among your investment option choices, the performance of each investment option may cause your allocation to shift such that the relative value of one or more investment options is no longer consistent with your overall objectives. Under the AAR option, the accumulation value of the policy eligible for transfers is reallocated among your selected investment options to restore the balances of those options to the allocation percentages you elect on your written request. The accumulation value eligible for transfers is the accumulation value minus any outstanding loans and minus any interest earned with respect to loans during the current policy month if there is an outstanding loan balance on the date of the transfers under the AAR option. You may elect to make transfers under the AAR option quarterly, semi-annually, or annually.

There is no additional charge for electing the AAR option. We reserve the right to terminate the AAR option at any time and for any reason.

All AAR transfers are subject to the following requirements:

o You must specify the percentages by investment option of the accumulation value eligible for transfer that you want to maintain in the selected investment options, the frequency of the scheduled transfers and the date you want the transfers to begin. The percentages must be whole numbers and must equal 100%.

o The date that you want the transfers to start may not be:

a) before the end of the free-look period or the reallocation date; or

b) less than three months after the date the initial premium was allocated to the policy.

o The minimum automatic transfer amount from an investment option is $5. If the amount of the transfer from an investment option would be less than $5, that transfer will not occur.

o    We reserve the right to discontinue this option at any time.

You may choose any date for your initial AAR transfer, subject to the following limitations:

o        The date you choose may not be:

a) a monthly policy date; or

b) the same date as the date you choose for DCA transfers, if you choose that option.

We reserve the right to limit further the allowable dates on which AAR transfers may take place.

o The first AAR transfer will be on the date you select if that date is a valuation date. Subsequent AAR transfers will occur at the frequency and on the date you selected. If the date you select is not a valuation date, the first AAR transfer will occur on the next following valuation date.

The AAR option will automatically terminate on the earliest of:

o        the date we receive notice of the survivor's death;

o        the date the policy lapses;

o        the date the policy is surrendered or terminated; or

o the date you request the termination of the AAR option. Your request must be made in writing or by exercising your telephone access privilege.

We will not process any AAR transfers after the date we receive your AAR termination request. You may submit a new request to recommence AAR transfers. However, we may set minimum time periods after the termination date of the previous option election before we allow the new election to become effective.

Telephone Access Privilege

This option allows you or your registered representative, within limits, to:

o        transfer amounts between or among investment options;

o    change your premium allocations or your monthly deductions allocations; and

o        request a loan, up to limits established by us, by telephone.

The telephone access privilege will automatically apply unless you inform us, in writing, that you do not want this option.

Partial surrenders and full surrenders are not permitted under this option.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If more than one person is the owner, the telephone access privilege may be exercised by any one person who is an owner.

We will not be liable for any losses due to unauthorized or fraudulent instructions. The procedures we will follow for telephone instructions may include requiring some form of personal identification before acting on such instructions, providing written confirmation of the transaction, and/or tape recording the instructions given by telephone. You, as the owner, bear the risk for results of all transactions initiated through the telephone access privilege.

Option to Split the Policy

A policy split may have tax consequences. You should consult a qualified tax adviser.

Subject to the conditions and restrictions described in the policy, you have the option to exchange the policy for two individual policies, one on each of the lives of the joint insureds, upon the occurrence of certain contingent events such as divorce or changes in the Tax Code affecting the unlimited marital deduction or federal estate tax liability.

Generally, to apply for the option, you must notify us in writing within six months of the occurrence of the contingent event and both joint insureds must submit to us full evidence of insurability at the time of the split.

The new policies will not be variable policies: A new policy may not exceed 50% of the face amount of the original policy. The new individual fixed universal life policies will be issued as of the current date and will be based upon the attained age and current underwriting classification of each individual at the time of the split.

We will not notify you of any tax law changes that may affect the original policy.

Telephone transfer privileges between or among investment options is subject to the section titled Disruptive Trading and Market Timing.


DEATH BENEFIT

If the policy is in force on the date of death of the last joint insured to die, we will pay the death benefit to the named beneficiary. The death benefit before the policy anniversary nearest exact age 100 will be based on the option you choose. If you do not choose a death benefit option, the Option 1 death benefit option will automatically be in effect. We will reduce any death benefit payable by any existing policy loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death. The amount of the death benefit may also be affected by other provisions such as Misstatement of Age or Sex in the SAI and Partial Surrenders in the prospectus.

The policy is intended to qualify under Code Section 7702 as a life insurance contract for federal tax purposes. The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits (retroactively and prospectively), that are consistent with such an increase. We may deduct retroactive adjustments from the accumulation value or from any death benefits payable. Prospective adjustments will be reflected in the monthly deduction.

Proof of Death

We will pay any death benefit payable because of the death of the second of the joint insureds to die when we receive due proof of the death of both joint insureds while the policy is in force. When the survivor dies, proof of death must be sent to our Administrative Office. We must be notified of the first death within a reasonable time, and in no event later than one year after the date of death of the first joint insured to die. We will send the appropriate forms to the beneficiary upon request.

Death Benefit Options

There are three death benefit options available under the policy before the policy anniversary nearest exact age 100. You choose the desired option in the application. If you do not choose a death benefit option on the application, Option 1 will automatically take effect.

Only Option 1 (the level option) is available on policies on which the younger insured is between 81-89 years old on the Policy Date, unless we consent to offer Option 2 or Option 3 on such policies.

You may change the option once per policy year after the first policy year by written request, subject to our consent. Changes in the death benefit option:

o will be effective on the policy anniversary following the date we approve the change;

o may not increase the net amount at risk, unless we approve the increase based on evidence of insurability of the joint insureds provided to us;

o will incur applicable surrender penalties if the change in option results in a decrease in the face amount; and

o may result in changes in the monthly deductions, including the monthly deduction rates.

Before the policy anniversary nearest exact age 100, the death benefit will be as follows:

For Option 1 (the level option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death;

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 2 (the plus option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the accumulation value of the base policy on the date of the survivor's death;

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

For Option 3 (the plus premium option), the death benefit is the greatest of:

a) the total face amount of the base policy on the date of the survivor's death, plus the excess, if any, of all gross premiums paid for the base policy as of the date of the survivor's death over the sum of any partial surrenders, surrender penalty free withdrawals and/or premium refunds on the date of the survivor's death; or

b) the death benefit factor multiplied by the accumulation value of the base policy on the date of the survivor's death; or

c) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

Beginning with the policy anniversary nearest exact age 100, the death benefit will be the greater of:

a) the death benefit factor multiplied by the accumulation value of the base policy as of the date of the survivor's death; or b) the amount required for the policy to qualify as a life insurance contract under Code Section 7702.

If the Full Death Benefit Rider is in force on the policy anniversary nearest exact age 100, however, the death benefit beginning on that date will be the benefit as provided under the rider.

We will determine the accumulation value for the death benefit calculation using the prices calculated at the end of the valuation date on which the survivor died. If that date is not a valuation date, we use the prices calculated at the end of the next valuation date.

We will reduce the death benefit by any outstanding loans and by the portion of any grace period premium payment necessary to provide insurance to the date of the survivor's death.

The death benefit options permit you to tailor your policy to your needs.

Option 1 may be the preferable option for you if:

o you want a specified death benefit amount (the face amount of the base policy), and

o    you want to minimize your monthly deduction costs.

Under Option 1, the accumulation value generally reduces the net amount at risk. Since portions of the monthly deductions are based on net amount at risk for the base policy, Option 1 results in smaller monthly deductions for the same face amount of base policy coverage for the same joint insureds compared to Options 2 and 3.

Option 2 may be the preferable option for you if:

o        you want a death benefit which may increase over time; and
o you want the beneficiary to benefit from the potential investment growth of the policy as well as to receive the face amount of the policy.

Under Option 2, your death benefit is generally the sum of the face amount of the base policy coverage and the accumulation value. To the extent the accumulation value increases, your death benefit will also increase. Since the net amount at risk generally remains the face amount of the base coverage, however, the portions of the monthly deductions based on the net amount at risk for the base policy will generally be higher than they would be for the same joint insureds under Option 1. Depending on the rate of growth of your accumulation value, the monthly deductions under Option 2 may be higher or lower than they would be under Option 3.

Option 3 may be the preferable option for you if:

o    you want a death benefit which may increase over time; and

o you want the death benefit to return the premium outlay as well as the face amount.

Under Option 3, your death benefit will increase based on your cumulative premiums paid, reduced by any amounts you withdraw. These increases are not subject to investment return fluctuations. Depending upon the growth of your accumulation value, the portions of the monthly deductions based on the net amount at risk for the base policy may be higher or lower than those you would be charged under Option 2.

Transfers After Survivor's Death

After we receive notice of the survivor's death, we may:

o transfer any portion of the accumulation value in any sub-account to our general account; and

o not allow any portion of the accumulation value to be transferred into or to remain in any sub-account.

Settlement Provisions

The net death benefit payable may be paid in a single sum or under one or more of the payment options we are currently offering. Payment options are paid from our general account and are not based on the investment experience of the separate account. These payment options also are available if the policy is surrendered. We will pay the death benefit or surrender proceeds, as applicable, in a single sum, unless we receive an election to receive the applicable benefits under a settlement option.

Simultaneous Deaths of the Joint Insureds

If the joint insureds die simultaneously, any death benefit payable under the base policy will be paid as though the older joint insured died first.

Option to Change the Face Amount

Increasing the Face Amount: We will not allow an increase in the face amount of the policy.

Decreasing the Face Amount: You may request a decrease in the face amount of the policy if all of the following conditions are met:

o    You must make a written request to us.

o On the request date, the policy must be in force with at least one of the joint insureds alive.

o The decrease of the face amount may only be effective as of a policy anniversary.

o    The amount of the reduction in face amount must be at least $25,000.

o    The new face amount may not be less than our published minimum face amount.

The decrease of the face amount may cause a change in the monthly deduction charged.

A surrender penalty will result from the decrease in face amount if the decrease is made during the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is earlier. Please see Surrender Penalty Deferral Endorsement.

We will deduct the surrender penalty from your investment options on a pro-rata basis on the date the decrease in face amount is effective.

The surrender penalty is equal to A times B divided by C, where:

A    is the full surrender penalty for the current policy year;

B    is the amount of the decrease allocated to the base policy; and

C is the face amount of the base policy before the decrease.

After the decrease, the monthly deduction rates, monthly expense charges per $1,000 and any future surrender penalties will be based on the new face amount of the base policy.

If the face amount is decreased during any required premium period, we will recalculate the required premium per year for the remainder of the required premium period based on the new face amount. Face amount reductions may require reductions in the amount of coverage under the Estate Protection Rider (for policies issued before February 4, 2002) or the Secure Estate Rider (for policies issued on or after February 4, 2002), if either rider is in force at the time of the face amount decrease.


PREMIUMS

Premiums are payable to Transamerica Occidental Life Insurance Company. Premium payments may be made by mail to our Administrative Office or through our authorized representative.

When you apply for a policy, you must elect a required premium per year amount. Your agent will tell you the minimum and maximum amounts that you may elect based on your proposed policy. As described below, the cumulative required premium per year must be paid during the first five policy years or the policy will enter the grace period and may lapse.

Paying the required premiums during the first five policy years does not guarantee the policy will not lapse. Even if you pay the required premiums during the first five policy years, the policy can still lapse if the accumulation value, less any outstanding loan, is not enough to pay the monthly deductions due. If the Endorsement to Modify Grace Period is in effect on your policy, however, the policy will not enter the grace period due to the monthly deduction exceeding the accumulation value net of outstanding loans, subject to the provisions of that endorsement.

On your application, you may specify an amount and a schedule for planned premium payments you intend to make. You may elect to pay premiums monthly, quarterly, semi-annually, or annually. Monthly and quarterly scheduled premiums may be paid under a pre-authorized withdrawal plan under which you authorize us to process charges against your checking account (or other acceptable account) for the scheduled premiums. Alternatively, you may request that we send you reminder notices of planned premiums on a quarterly, semi-annual, or annual basis. Other schedules and arrangements may be available for groups under certain conditions. You may change your planned premium schedule, or authorize or stop enrollment in the pre-authorized withdrawal plan, at any time by providing us with written notice. Changes will be made effective as soon as practical after receipt of your written notice. You are not required to pay premiums based on the schedule you elect or in the amount you specify, subject to the required premium per year and Grace Period provisions of your policy.

We will accept any premium amount you send us while the policy is in force, subject to the Premium Limitation provision and the following conditions:

o The policy will not become effective until you pay the minimum initial premium shown on the policy's data page.

o You must pay the required premium per year for the base policy during the first five policy years. These premiums may be paid cumulatively in advance. At the end of each of the first five policy years, we will calculate the cumulative total of all gross premiums paid for the base policy, less any premium refunds, partial surrenders and surrender penalty free withdrawals. We will divide this total by the number of years since the policy date. The resulting amount must equal or exceed the required premium per year for the base policy during the required premium period, or your policy will enter the grace period, even if the accumulation value minus outstanding loans is greater than the monthly deductions due. If you do not pay the required premium by the end of the grace period, your policy could lapse. The Endorsement to Modify Grace Period does not prevent the policy from entering the grace period, and potentially lapsing, due to failure to pay the required premium per year. If your policy lapses due to failure to pay the required premium per year, any net cash value will be paid to you if the Automatic Premium Loan Endorsement is not exercised.

o You may pay premiums at any time before the policy anniversary nearest exact age 100. Each premium must be at least $25 and may not exceed the limits described in the Premium Limitation section below.

After the end of the fifth policy year, premium payments are flexible as to amount and frequency within limits, and no premiums may be paid into the policy after the policy anniversary nearest exact age 100.

After the fifth policy year, we will continue to provide you with a notice of your planned premium payments. Paying these premiums does NOT guarantee that your policy will not lapse (except as provided under the Endorsement to Modify Grace Period). If you stop paying premiums after the required premium period, your coverage will continue until the net cash value is insufficient to pay the monthly deduction and any loan interest due. At that time, your policy will enter the grace period. Beginning with the policy anniversary nearest exact age 100, premium billing will stop and no further premium payments will be accepted.

Premium Qualification Credit

At the end of each of the first five policy years, we will calculate the total of gross premiums paid for the base policy. From this total, we will subtract any premium refunds, partial surrenders and surrender penalty free withdrawals. If the result equals or exceeds the required premium per year for the base policy during the first five policy years times the number of years since the policy date, we will add a premium qualification credit to your accumulation value at the beginning of the next policy year on the policy anniversary.

The amount of the credit will be a specific percentage of the required premium per year for the base policy during the first five policy years. The premium qualification credit is currently equal to 2.00% of the required premium per year.

We will not add a premium qualification credit to your accumulation value if the amount of premium required, as described above, is not received by the end of each policy year.

The premium qualification credit will be allocated among your investment options according to the most recent premium allocation election we have received from you. We will allocate the premium qualification credit on the policy anniversary if that day is a valuation date. If the policy anniversary is not a valuation date, we will allocate the premium qualification credit on the next valuation date.

Premium Limitation

We reserve the right to refund any unscheduled premium during any policy year if the total premium paid:

o increases the difference between the death benefit and the accumulation value; and

o is more than $10 per $1,000 of face amount and more than three times the total of the monthly deductions for the previous policy year.

We also reserve the right to refund any unscheduled premiums that exceed $25,000 in any 12-month period. We will not refund any amount if doing so would cause the policy to enter the grace period before the next policy anniversary. The amount refunded will not exceed the net cash value of the policy. If the entire net cash value is refunded, we will treat the transaction as a full surrender of the policy.

If we believe any portion of a premium payment will cause a policy to become a MEC under the tax laws, we will not accept that portion of the premium payment and will immediately notify you. We will refund the excess portion when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

o The premium payment would no longer cause the policy to become a MEC as of the date the refund is to be made; or

o We receive a signed acknowledgment from you before the refund date instructing us to process the premium notwithstanding the tax issues involved.

Alternatively, if the policy owner requests, we may agree to hold all or any portion of a premium for a reasonable length of time until the amount held can be applied to a Policy without causing it to be a MEC.

In the above cases, we will treat the excess premium as having been received on the date the excess premium would no longer create a MEC or the date we receive the signed acknowledgment. We will then process it accordingly. You may submit a written authorization to us with the premium instructing us to apply the premium to the policy even though applying that premium would cause the policy to become a MEC. In that event, we will treat such authorization as the signed acknowledgment noted above and will credit the net premium to the policy according to our regular premium allocation rules.

Continuation of Insurance

If you stop paying premiums, we will continue your policy at the face amount then in effect and with any additional benefits provided by rider, subject to the grace period and any premium requirements that may be in effect.

Automatic Premium Loan Endorsement

You may elect on your application to add the Automatic Premium Loan (APL) Endorsement to your policy. We may also permit you to add the endorsement at a later date. If the endorsement is in effect on your policy, then, if any portion of the required annual premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan. If the policy does not have enough net cash value to pay both the required annual premium due and the interest due on the automatic premium loan, the policy will lapse, subject to the NONFORFEITURE provisions.

We will deduct the automatic premium loan, including the loan interest due in advance, from your investment options on a pro-rata basis. We will then transfer the automatic premium loan and applicable interest to the loan account. We will credit the net loan amount under the APL provisions as a premium payment on the same date that we take the loan. We will allocate the net premium amount under the APL provisions according to your current premium allocation elections. The automatic premium loan and applicable interest will be effective on the last day of the grace period. If that day is not a valuation date, the automatic premium loan with applicable interest, will be effective on the next valuation date.

The automatic premium loan will be subject to all other provisions and limitations that apply to policy loans.

The APL is only effective during the first five policy years with regard to the required premium per year provision. The APL will terminate after the end of the fifth policy year.


ALLOCATION OF NET PREMIUMS

In the application for your policy, you elect the initial allocation of the net premiums among the investment options. You may allocate net premiums to one or more investment options. Allocation percentages must be in whole numbers (for example, 33.333% may not be chosen) and the combined percentages must total 100%. In the future, we may limit the number of sub-accounts* you may invest in. Currently, you may allocate your net premiums among any or all the sub-accounts and the fixed account. The allocation percentages you elect will apply to all premiums we receive unless you change your premium allocation instructions to us.

* New Net premiums or transfers may no longer be allocated to the AEGON/Transamerica JP Morgan Mid Cap Value sub-account.

You may change your premium allocation instructions at any time by sending us a written request or by exercising your telephone access privilege. Any premium allocation change will apply to all premiums we receive on or after the effective date of change. We reserve the right to charge a fee up to $25 for each premium allocation change, but we do not currently charge for allocation change requests.

Your premium allocation election applies to all net premiums credited to your policy.

If mandated under applicable law, we may be required by the government to freeze access to the contract. This may require us to reject any payments, block your access to the contract value (i.e., disallow any requests for transfers, partial withdrawals, or surrenders), and withhold any death benefit payments until we receive instructions from the appropriate government regulator.

The accumulation value in each sub-account will vary with the investment experience of the portfolio in which the sub-account invests. You bear this investment risk. Investment performance may also affect the death benefit. You should review your allocations of premiums and accumulation value as market conditions and your financial planning needs change.


Initial Premium

The initial net premium will be credited to your policy no later than the second valuation date following the latest of:

o        the date we approve the issuance of the policy;

o        the policy date;

o        the date we receive the minimum initial premium; or

o the date we approve the final delivery requirement returned to us, if the policy was issued with delivery requirements.

Delivery requirements are any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

We may deduct from the initial net premium the amount of the monthly deductions due prior to allocating the remaining net premium to your policy's accumulation value.

Subsequent Premiums

We will credit subsequent net premiums we receive on the date we receive them. If the date we receive a premium is not a valuation date, we will allocate the net premium on the next valuation date.

Crediting of Net Premiums Before
Reallocation Date

If any net premium is credited before the reallocation date, any amounts you elected to allocate to the separate account will be initially allocated solely to the money market sub-account. On the reallocation date, we will reallocate the portion of the accumulation value in the money market sub-account among the sub-accounts that you elected. If the reallocation date is not a valuation date, we will make the reallocation on the next valuation date.

We will allocate any net premium credited to the policy on or after the reallocation date directly to the investment options you elected.


UNITS AND UNIT VALUES

Valuation of Units

We will allocate the net premiums, transfers and any applicable premium qualification credits to the separate account to purchase units in the sub-accounts you have elected. All net premiums will be allocated according to the ALLOCATION OF NET PREMIUMS section.

Your policy will be credited with a number of units in a sub-account equal to the amounts allocated to that sub-account divided by the value of the applicable unit. The value of the applicable unit will be determined on the day the mount is allocated. If the day we allocate the amount is not a valuation date, the value of the applicable unit will be determined on the next valuation date.

The number of units in a sub-account will remain fixed, unless:

a) increased by a net premium, premium qualification credit or a transfer allocated to the sub-account;

b) reduced because of a partial surrender, surrender penalty free withdrawal, surrender penalty, monthly deduction, policy loan, or other charges or fees allocated to the sub-account, or because of a transfer from the sub-account; or

c)   changed by a subsequent split of a unit value.

Any transaction described in b) above will result in the cancellation of a number of units that are equal in value to the amount of the transaction.

On each valuation date, we will value the assets of each sub-account and determine the value of each unit. Valuation is determined as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually 4:00 p.m., Eastern Time), on each day the exchange is open. Valuation dates are Monday through Friday, except for certain holidays that the New York Stock Exchange is closed. These are Thanksgiving, Christmas, New Year's Day, Washington's Birthday, Good Friday, Martin Luther King, Jr. Day, Memorial Day, 4th of July, and Labor Day.

Unit Values

The unit values for all sub-accounts except the money market sub-account were initially set at $10.00. The unit value for the money market sub-account was initially set at $1.00. The unit value for a sub-account on any subsequent valuation date is equal to:

                                {(A x B) minus C}
                                        D
where

A is the number of shares of the underlying portfolio held by the sub-account at the end of the valuation date.

B is the net asset value (NAV) per share of the underlying portfolio as of the end of the valuation date, plus the per share amount of any capital gains or dividends declared on that valuation date.

C is a charge for each day in the valuation period equal to the net assets of the sub-account multiplied by the daily mortality and expense risk factor.

D is the number of units outstanding as of the end of the prior valuation date.

The unit value may increase or decrease from one valuation date to the next. You bear this investment risk. We reserve the right to change the method we use to determine the unit value, subject to any required regulatory approvals.

If we are required to pay federal taxes on the separate account, we reserve the right to deduct a charge for such taxes. We may reflect the amounts of such charges in calculation of the unit values.


ACCUMULATION VALUE

Determination of Accumulation Value

Each policy has an accumulation value, a portion of which may be available to you by taking a loan, a surrender penalty free withdrawal or partial surrender, or upon surrendering the policy. The accumulation value may affect the amount of the death benefit.

The accumulation value at the time the initial premium is accepted is equal to:

o        the initial net premium; minus

o        the monthly deduction(s) that start on the policy date.

The accumulation value of the policy on any specified date after the initial premium is allocated to the policy is equal to the sum of:

o        the accumulation values in the separate account; plus

o the accumulation values in the fixed account, including the loan account, for the policy on that date.

Sub-Accounts

The portion of your accumulation value in sub-accounts to which you have allocated your net premiums or transferred amounts is equal to the value of the units in the sub-accounts credited to your policy times the number of such units.

Fixed Account

Amounts in the fixed account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by us.

Loan Account

Amounts borrowed from the policy are transferred to the loan account. Amounts in the loan account do not vary with the investment performance of any sub-account. Instead, these amounts are part of the fixed account but credited with separate interest rates. The loan account is excluded from the value of the policy used to determine pro-rata allocations.

Partial Surrenders

At any time after the end of the free-look period, you may surrender a portion of the policy's value by sending us a written request.

During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a pro-rata surrender penalty on any surrender amount that exceeds the amount eligible for the surrender penalty free withdrawal described below.

The surrender penalty is equal to A times B divided by C, where:

A is the surrender amount you request that exceeds the amount eligible for a surrender penalty free withdrawal;

B    is the surrender penalty factor for the current policy year; and

C is 1000 minus the surrender penalty factor for the current policy year.

The surrender penalty factors vary by policy year and are shown in the policy data pages.

If the surrender penalty calculated is less than $25, then we will assess a $25 surrender penalty. We will assess a $25 surrender penalty charge for a partial surrender in excess of the amount eligible for surrender penalty free withdrawal if the partial surrender is taken after the 15th policy year.

We will deduct from the accumulation value:

o        the surrender amount; and

o the surrender penalty on any surrender amount that exceeds the amount eligible for surrender penalty free withdrawal.

We will deduct the requested surrender amount from your investment options on a pro-rata basis, unless you provide us a different allocation in a form and manner acceptable to us. We will allocate any surrender penalty to your investment options in proportion of A divided by B, where:

A is the dollar amount of the surrender amount requested allocated to an investment option; and

B    is the total surrender amount.

We will deduct the surrender amount and any surrender penalty from your investment options on the day we receive your surrender request in good order. If that day is not a valuation date, we will deduct the surrender amount and any surrender penalty from your investment options on the next valuation date.

If you choose death benefit Option 1, we will also deduct from the policy's face amount:

o the partial surrender amount requested that exceeds the surrender penalty free withdrawal amount; plus

o the surrender penalty on the surrender amount requested that exceeds the surrender penalty free withdrawal amount.

If you choose death benefit Option 3, we will also deduct from the policy's face amount:

o        the surrender amount you request that exceeds the greater of:

a) the surrender penalty free withdrawal amount; or

b) all gross premiums paid minus the sum of all previous surrenders, surrender penalties and premium refunds; plus

o        any applicable surrender penalty.

If the new face amount would be less than our minimum allowed, then we will not allow the partial surrender.

In any policy year, the maximum amount that you may receive by partial surrender is:

o        the accumulation value of the base policy; minus

o        any existing policy loans; minus

o        the sum of three monthly deductions; and minus

o the greater of $25 or the surrender penalty that would apply for a full surrender of the policy.

If you request an amount larger than the maximum described above, we will treat it as a request for a full surrender.

Surrender Penalty Free Withdrawals

After the first policy year, a portion of any partial surrender amount you request over $100 is available without surrender charges and without reductions in face amount. The amount available is the lesser of:

o 10% of the accumulation value, minus the sum of all surrender penalty free withdrawals since the last policy anniversary; or

o        the maximum amount available as a partial surrender.

Whenever you request a partial surrender after the first policy year, we will process the amount that is eligible as a surrender penalty free withdrawal. We will process the remainder of any amount you request as a partial surrender.

We will deduct the entire partial surrender amount you request from the accumulation value. The full partial surrender amount you request will be deducted from your investment options on a pro-rata basis, unless you choose the investment options you want to allocate the full partial surrender to. If you choose this option:

o        you must request it in a form and manner acceptable to us; and

o        your request must be in good order.

We will deduct the surrender penalty free withdrawal from your investment options in the same manner that we would deduct a partial surrender.


NONFORFEITURE OPTION - FULL SURRENDER

You may surrender the policy at any time for its net cash value.

The surrender amount and the surrender penalty will be deducted from your accumulation value on the date we receive your surrender request in good order.

We will process the surrender on the day we receive your written request in good order. If that date is not a valuation date, then the request will be effective on the next following valuation date. We will charge a surrender penalty for surrenders during the first 15 policy years. There is no surrender penalty for the base policy after the first 15 policy years, or the policy anniversary nearest exact age 100, if earlier.

There may be important tax consequences of taking a full surrender of the policy. Consult with a tax adviser regarding these tax consequences. For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o    Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.


POLICY LOANS

You may borrow any portion of the net cash value of the policy. We will process a loan on the day we receive your loan request in good order. If that day is not a valuation date, we will process the loan on the next valuation date.

We will require the written consent of any irrevocable beneficiaries.

The maximum loan amount for the policy is equal to the accumulation value, minus the total of:

a)   any outstanding loan(s) on the policy; plus

b)   interest on the amount of the loan to the end of the policy year; plus
c) the surrender charges that would be assessed on a full surrender of the policy or, if greater, the amount of two monthly deductions.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit.

The loan will be secured by that portion of the accumulation value equal to the amount of the loan.
We will deduct the net loan amount from your investment options on a pro-rata basis, unless you provide us with a different allocation election acceptable to us, and transfer that amount to the loan account.

If the survivor dies, we will deduct the outstanding loan from the death benefit before we pay the death benefit to the beneficiary.

We will credit interest to your policy with respect to the outstanding loan amount in the loan account at a rate equal to 4.00% per year. The loan account includes outstanding loans. Interest credited during a policy month with respect to outstanding loans may be transferred from the fixed account to the sub-accounts beginning on the next monthly policy date (the day after the end of the policy month). During the first three policy months following the policy month in which such interest with respect to outstanding loans was earned, we do not restrict the transfer of such interest to the sub-accounts. After the end of the third policy month, however, the normal limits on the amounts and frequency of transfers from the fixed account will apply.

Interest earned with respect to outstanding loans is segregated within the fixed account during the policy month in which such interest is earned. Such segregated interest earnings are not included in the calculation of pro-rata allocations. Monthly deductions and other transactions are not allocated to such segregated interest earnings.

You must pay interest on the total loan balance each year in advance. The interest is due on the policy anniversary. The loan interest rate depends on the policy year during which the loan interest is due, as follows: o For loan interest due during policy years 1 through 10, the loan interest rate is 4.75% (4.53% in advance). o For loan interest due during policy years 11 through 20, the loan interest rate is 4.50% (4.30% in advance). o For loan interest due during policy years 21 and later, the loan interest rate is 4.25% (4.07% in advance).

We may charge lower rates than those shown above, but we will never charge higher rates.

If you do not pay the interest in cash when it is due, we will add the amount of the interest to the loan. We will charge interest on this amount based on the loan interest rate in effect for the policy year during which the loan interest is due. Any loan interest added to your loan will be deducted from your investment options on a pro-rata basis.

Currently, we charge loan interest rates of 4.50% (4.30% in advance) during policy years 1 through 10; 4.25% (4.07% in advance) during policy years 11 through 20; and 4.00% (3.84% in advance) during policy years 21 and later.

Loan Repayment

You may repay any part of an outstanding loan at any time while either joint insured is living. We will allocate the loan repayment on the day we receive it. If that day is not a valuation date, we will allocate it on the next valuation date.

If you want to make a loan repayment, you must tell us that the payment you send us is for that purpose. Unless your payment is clearly marked as a loan repayment, we will assume it is a premium payment if it is received before the policy anniversary nearest exact age 100. When we receive a loan repayment, we will apply it to the outstanding loan. The loan repayment will be allocated first to the most recent portion of the outstanding loan, and then to the next most recent portions in order. For each such portion of the loan being repaid, we will allocate those amounts to your investment options according to the allocation percentages provided in the most recent premium allocation election we have received from you.

Your policy will not automatically lapse if you do not repay a loan. However, it will enter the grace period if the monthly deduction due is greater than (a) the accumulation value less any outstanding loans during the required premium period, or (b) the net cash value after the required premium period. The policy will also enter the grace period on any policy anniversary on which the loan interest due is not paid in cash and is greater than the net cash value of the policy.

You may pay loan interest in cash. We will treat the payment as a loan repayment if you clearly identify the payment as a loan repayment or a payment of loan interest due. Loan interest for each year is added to your loan. We will deduct the loan interest from your investment options on a pro-rata basis, and then transfer the loan interest to the loan account. The loan interest deduction and transfer will be effective on the policy anniversary. If the policy anniversary is not a valuation date, the loan interest deduction and transfer will be effective on the next valuation date. Any loan interest paid in cash will be applied to the loans in the order in which they were made.

Effect of Policy Loans

Policy loans will affect the accumulation value and net cash value, and may permanently affect the death benefit. The effect could be favorable or unfavorable, depending on whether the investment performance of the underlying portfolios in which the sub-accounts are invested is less than or greater than the interest credited to the portion of the policy in the fixed account that secures the loan.

We will deduct any outstanding policy loan from the proceeds payable when the survivor dies or from a full surrender.

The policy will enter the grace period and may lapse at the end of that period if:

(a) the monthly deductions due on any monthly policy date exceed the accumulation value of the policy minus any outstanding loan during the required premium period; or

(b) the monthly deductions due on any monthly policy date exceed the net cash value of the policy after the required premium period; or
(c) loan interest due on any policy anniversary that is not paid in cash exceeds the net cash value of the policy.

The policy will also enter the grace period and may lapse at the end of that period if on any policy anniversary the loan interest due is not paid in cash and is greater than the net cash value of the policy.

 As a result, increases in the outstanding loan and/or decreases in the accumulation value may make it more likely that your policy will lapse. Assuming you do not make loan repayments, the outstanding loan will increase if you receive additional loan amounts from the policy. The outstanding loan amount will also increase if you do not pay loan interest due in cash. Monthly deductions reduce your accumulation value. Your accumulation value, net of outstanding loans, will decrease if you take additional loans from your policy or you take partial surrenders from your policy or, in certain situations, you decrease the face amount of you policy. The accumulation value in a sub-account on the policy may decline based on the investment performance of the underlying portfolio.

In the event the policy lapses or is otherwise terminated while a policy loan is outstanding, the policy loan will be treated as cash received from the policy for income tax purposes. Any cash received, that is, the outstanding policy loan plus any other accumulation value less surrender penalties in excess of the policy's tax basis, should be taxable as ordinary income.

For a discussion of the federal tax considerations of policy loans, see FEDERAL TAX CONSIDERATIONS - Policy Loans.

LAPSE & REINSTATEMENT

Grace Period


During the first five policy years, a grace period is a period of 61 days starting on:


o a policy anniversary on which the cumulative required premium per year for the base policy has not been paid; or

o a monthly policy date when the accumulation value minus any existing loan is less than the total monthly deduction due.

During the first five policy years, failure to pay sufficient premium to meet the cumulative required premium per year amounts will cause your policy to enter the grace period, even if the accumulation value minus any existing loan is greater than the monthly deductions.

After the fifth policy year and before the policy anniversary nearest exact age 100, the policy will enter the grace period on any monthly policy date when the net cash value is less than the total monthly deductions and any loan interest due. Within limits, we may continue to determine whether the policy enters the grace period after the end of the fifth policy year by comparing the monthly deductions due to the accumulation value minus outstanding loans subject to you not taking any partial surrenders and continuing to meet certain cumulative premium requirements.

In addition, the policy will enter a 61 day grace period on any policy anniversary on which any loan interest due is not paid in cash and the loan interest due is greater than the net cash value of the policy.

If the policy enters the grace period, we will let you know by sending a notice to your last known address. The notice will state the amount you must pay to keep the policy in force. You must pay this amount before the grace period ends. If you do not pay enough, the policy will lapse at the end of the 61 day grace period. If there is any net cash value remaining at the end of the grace period, we will apply it to the nonforfeiture option. If there is no net cash value remaining at the end of the grace period, the policy will lapse.

During the grace period, we will not charge interest on the amount due. If the survivor dies during the grace period and before you pay the amount due, we will subtract from the death benefit the amount required to provide insurance to the date the survivor died.

Reinstatement

If the policy lapses, it may be reinstated provided it was not surrendered. To reinstate the policy, you must meet the following conditions:

o You must request reinstatement in writing within three years after the date of lapse and before the policy anniversary nearest exact age 100.

o If only one joint insured is alive when you request reinstatement, the first death must have occurred before the end of the grace period, and you must submit proof of such death before the reinstatement.

o        Evidence of insurability satisfactory to us must be given to us by:

a) both joint insureds, if the lapse occurred while both joint insureds were living; or b) the survivor, if lapse occurred after the first death.

o If any loans existed when the policy lapsed, you must repay or reinstate such loans. We may charge interest, compounded annually, at a rate of 4.75% (4.53% in advance) from the date the policy lapsed to the reinstatement date on the amount of any loans you reinstate or repay. We do not currently assess this interest charge.

o The reinstated policy will be subject to the minimum premium requirement during the first five policy years. This means that the required premium period will be calculated from the original policy date. It does not start over.

     If the policy lapsed during the required premium period, and is reinstated in a different policy year, you must pay a premium large enough to meet the minimum premium requirement at the time of reinstatement. We may charge interest at an annual rate of 6.00%, compounded annually, from the date the policy lapsed to the date of reinstatement on the amount needed to meet the minimum premium requirement at the time of reinstatement. We do not currently assess this interest charge. If the policy lapsed after the required premium period, or if it lapsed during one of the first 5 policy years and is reinstated in the same policy year, you must pay a premium large enough to cover two monthly deductions due when the policy lapsed and three monthly deductions due when the policy is reinstated. The amount equivalent to two monthly deductions due when the policy lapsed will be used to reimburse us for the insurance provided during the grace period.

You must repay any net cash value given to you at the time of lapse. We may charge interest at an annual rate of 6.00%, compounded annually, on the amount of any such net cash value from the date the policy lapsed to the date of reinstatement. We do not currently assess this interest charge.

o If the policy is reinstated within the first 15 policy years or before the policy anniversary nearest exact age 100, whichever is first, any applicable surrender penalties in effect for the reinstated policy will be calculated from the original policy date.

The effective date of a reinstatement will be the date we approve your request. We will resume taking monthly deductions for the policy as of the monthly policy date nearest the date we approve your request for reinstatement.

The accumulation value of the reinstated policy will be:

o        any surrender penalty assessed at the time of lapse; plus

o        any net cash value we paid to you at the time of lapse; plus

o        any loan repaid or reinstated; plus

o        any net premium you pay at reinstatement; minus

o        any monthly deductions due at the time of lapse.

We will allocate any loan repaid and any net premium you pay at reinstatement according to the most recent premium allocation election we have received from you. We will restore any surrender penalty assessed at the time of lapse. We will allocate any restored surrender penalty and any net cash value you repay at reinstatement among your investment options in the same proportion as these amounts were deducted at the time of lapse.

We will allocate the amount you pay within one valuation date after the later of:

o    the valuation date that we approve the reinstatement; or

o    the valuation date that we receive the required premium and other payments.


OTHER BENEFITS


Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.


Full Death Benefit Rider


The Full Death Benefit Rider provides for the continuation of the full death benefit after the policy anniversary nearest the younger insured's age 100, if the policy is still in force at the policy anniversary nearest the younger insured's age 100. The death benefit option after age 100 will remain the same as the option as defined on the policy anniversary nearest the younger insured's age 100. This rider is available only at the time the policy is issued. Monthly deduction charges for this rider are assessed during policy years when the younger insured is between attained ages 90 and 99.


Estate Protection Rider

This rider was only available to policies issued before February 4, 2002. The rider provides an additional death benefit in the event the survivor dies during the first four policy years while the rider is in effect. There is a monthly charge for this rider. The rider automatically terminates at the end of the fourth policy year if the survivor is alive on that date, and the rider may terminate earlier based on certain events or actions.

Guaranteed Policy Split Option Rider


The Guaranteed Policy Split Option Rider may be added to your policy at issue if both joint insureds qualify for the rider under our current underwriting guidelines. There are no monthly deductions associated with this rider. Adding this rider does not increase your minimum required premium per year.


Upon the occurrence of certain events as stipulated in the rider, such as divorce or changes in the Internal Revenue Code affecting the unlimited marital deduction or federal estate tax liability, this option may be exercised to split the TransSurvivor Life VUL policy into two individual fixed (not variable) universal life insurance policies without new evidence of insurability.


A policy split may have tax consequences. You should consult a qualified tax advisor.


Secure Estate Rider


The Secure Estate Rider provides a 10-year level term insurance and pays a death benefit if the survivor dies during the first 10 policy years. Subject to our approval, this rider is available at time of policy issue, if the younger insured is between the ages of 16 and 80. The minimum rider amount is $500,000 and may be added to policies with a minimum base policy coverage of $1,000,000.


There is a monthly deduction associated with the rider. In addition, if you elect to continue part or all of the rider coverage as an increase in the base policy face amount beginning in the eleventh policy year, there will also be an option election charge assessed during policy years 11-15.


Accelerated Death Benefit Option Endorsement


This endorsement is intended to provide for the payment of a qualified accelerated death benefit if we receive satisfactory evidence that the survivor has a terminal illness that is expected to result in the survivor's death within 12 months. Any accelerated death benefit amount payable will be a minimum of $10,000 up to a maximum amount of $250,000 or 75% of the death benefit under the policy, whichever is less.


This endorsement will be added to your policy at issue as long as the endorsement is approved in the state in which you apply for the policy. There is no charge for the endorsement unless the accelerated death benefit option is exercised. When an accelerated death benefit is paid, we will deduct an administrative charge of $250 from each accelerated death benefit payment.


Exercising the accelerated death benefit option will permanently affect the remaining death benefit under the policy, resulting in a reduction of the policy's accumulation value and a decrease in the net single premium and the guideline premium limits.


Benefits paid under this endorsement may be taxable in certain situations. As with all tax matters, you should consult a tax adviser to assess the impact of this benefit on you and the policy


Automatic Premium Loan Endorsement


The Automatic Premium Loan Endorsement will be added to your policy if you request it on the application. We may allow you to add the endorsement at a later date. There is no charge for adding this endorsement.


If the endorsement is in effect on your policy, then if any portion of the required premium remains unpaid at the end of the grace period, we will make an automatic premium loan to pay the required premium. The policy must have sufficient net cash value to pay both the required premium due and the interest due on the loan.


The endorsement is only effective during the required premium period for the base policy.


Endorsement to Modify Grace Period


The Endorsement to Modify Grace Period allows your policy to remain in force during a specified number of years even if the accumulation value of the policy is insufficient to cover the monthly deductions due, subject to the terms of the endorsement. This endorsement is added automatically to your policy if your policy is issued with a level death benefit option.


While there is no direct charge for this endorsement, this endorsement must be kept in force by meeting the terms of the endorsement and paying sufficient premiums to meet the select monthly premium requirement during the specified number of years, also referred to as the select period. The select period is twenty years or, if earlier, until the policy anniversary nearest the younger insured's 100th birthday.


Full Policy Surrender Penalty Waiver Endorsement


This endorsement provides that surrender penalties will be waived in the event the policy is fully surrendered during the first five policy years. You may request this endorsement on your application for the policy. The endorsement is only available with our consent and only at the time the policy is issued. Generally, we may consent to adding this endorsement to your policy only if your application stipulates that your required premium per year on the policy is at least $100,000 per year for each of the first five policy years, among other criteria. There is no additional charge for this endorsement.


Surrender Penalty Deferral Endorsement


This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If approved in the state in which you apply for the policy, this endorsement will be added to your policy if you request it on the application and the required premium per year for your policy is at least $50,000 per year for the first five policy years.


There is no charge for this endorsement. It can only be added to your policy at the time the policy is issued. You may pay the premium in advance, subject to the Premium Limitations provisions of the policy.

If you subsequently request another decrease in face amount or request a full or partial surrender during the surrender penalty period for the policy, we will assess the surrender penalty due under the original face amount (not the reduced amount) plus the surrender penalty due from this subsequent transaction.


CHARGES AND DEDUCTIONS

The following charges will apply to your policy under the circumstances described. Some of these charges apply throughout the policy's duration. Other charges apply only if you choose certain options under the policy. The charges are for the services and benefits provided, costs and expenses incurred and risks assumed by us under or in connection with the policies. Services and benefits provided by us include:

o        the death benefits, cash and loan benefits provided by the policy;
o        investment options, including net premium allocations;

o        administration of various elective options under the policy; and

o        the distribution of various reports to policy owners.

Costs and expenses incurred by us include:

o        those associated with underwriting applications and riders;

o various overhead and other expenses associated with providing the services and benefits related to the policy;

o        sales and marketing expenses; and

o other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks assumed by us include the risks that insureds may live for a shorter period of time than estimated resulting in the payment of greater death benefits than expected, and that the costs of providing the services and benefits under the policies will exceed the charges deducted.

Administrative Charge

Each time you make a premium payment to us, we impose a charge currently equal to 6.00% of the premium payment for policies with a face amount under $10,000,000, and 5.50% for face amounts $10,000,000 and over. We may change this charge, but it will never be more than 12.00%. The administrative charge is designed to help offset our state and local premium taxes, federal income tax treatment of deferred acquisition costs, as well as a portion of the distribution costs associated with the policies.

Surrender Penalty Charge

During the first 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier, we will assess a surrender penalty on:

o        any decrease in face amount;

o partial surrenders that exceed the amount eligible for a surrender penalty free withdrawal; and

o        full surrenders.

The minimum surrender penalty is $25. After the 15th policy year, we assess a $25 charge for partial surrenders in excess of the amount eligible for surrender penalty free withdrawal.

We deduct the surrender penalty from the accumulation value.

The surrender penalty is a factor times each $1,000 of the face amount of the base policy. The surrender penalty for a policy depends on:

o        the face amount of the base policy;

o each joint insured's age at issue, gender, smoker or non-smoker status, and underwriting risk classification, including extra ratings; and

o        how many years the policy has been in force.

To calculate the surrender penalty that will apply on a full surrender of the policy, you (a) divide the face amount of the base policy by $1,000 and (b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs. The surrender penalty factors for each policy are unique. The surrender penalty factor generally decreases each policy year on the policy anniversary until it is zero after 15 policy years, or until the policy anniversary nearest exact age 100, whichever is earlier.

The surrender penalty is deducted from the accumulation value, less any outstanding loan, to determine the net cash value payable upon a full surrender of the policy. An example of how to calculate the surrender penalty amount is provided in APPENDIX B - SURRENDER PENALTY.

If you request a surrender, a partial surrender in excess of the amount eligible for surrender penalty free withdrawal, or a face decrease and the request is effective on the last day of a policy year, we will use the penalty factor which applies on the following policy anniversary to calculate the surrender penalty on the requested transaction.

The surrender penalty factors for a policy are shown in the policy data pages for the policy.

The surrender penalty is intended to help us recover a portion of our first year acquisition expenses and sales expenses, including commissions.

For policies with a policy date of June 7, 2001 or later, we will waive surrender penalties on a full surrender effective in the calendar year 2010 if:

o        Your policy is in force in the calendar year 2010; and

o The federal tax laws have been changed to extend the repeal of the estate taxes beyond the calendar year 2010; and

o You provide us with your request for the full surrender of your policy during the calendar year 2010.

Surrender penalties remain unchanged for full surrenders in years other than calendar year 2010 whether or not the federal estate tax repeal is extended or made permanent, and for partial surrenders and face amount reductions in all years.

Premium Allocation Change Charge

When you apply for your policy, you elect the allocation of your premium payments, net of administrative charges among the investment options available under the policy. You may change your allocation by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in premium allocations for new net premiums. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in allocation elections.

Monthly Deductions Allocation Election Change Charge

You may elect to allocate your monthly deductions among specific investment options on your policy. You may make this election at the time of application for the policy or at a later date after the policy is issued. You may change your election by giving us written notice or by exercising your telephone access privilege.

We reserve the right to impose a charge of up to $25 for each change you make in allocations for monthly deductions. We will deduct such charge from the accumulation value of the base policy on a pro-rata basis. Currently, we do not impose this charge.

The charge is designed to recover the administrative expenses associated with processing changes in monthly deductions allocations elections.

Transfer Fee

We will not charge you for the first 18 transfers you make during a policy year. If you make more than 18 transfers during a policy year, we may charge you up to $25 for each additional transfer. Currently, we do not impose a transfer fee even if you make more than 18 transfers in a policy year.

This fee is designed to cover our administrative expenses associated with processing more transfers than our other fees and charges for administrative expenses are designed to offset.
Additional Illustrations Charge

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There is no charge for the first illustration in each policy year. We reserve the right to charge up to $25 for each additional illustration you request in a policy year. We do not currently impose this charge

This charge is designed to recover the administrative expenses associated with providing such additional illustrations.

Accelerated Death Benefit Rider Charge

If the Accelerated Death Benefit Rider is in effect on your policy and you receive an Accelerated Death Benefit payment, we will deduct an administrative fee of $250 from each payment you receive.

The administrative fee is designed to help us recover the expenses associated with gathering, reviewing, and evaluating the information necessary to approve your request, as well as the expenses associated with processing the payment.

Reinstatement Interest Charges

If your policy lapses and you subsequently reinstate it, you may incur interest charges if:

o        you had an outstanding loan when the policy lapsed;

o        you must pay us an amount necessary as a required premium per year;
         and/or

o you must pay us the net cash value we paid to you at the time the policy lapsed.

Although we do not currently assess such interest charges, we may charge interest:

o for an outstanding loan is at an effective annual rate of 4.75% for the period from the date the policy lapsed to the date the loan is repaid or reinstated under the REINSTATEMENT provisions; and/or

o for the required premium per year and for the net cash value paid back to us at an effective annual rate of 6.00%.

These interest charges are designed to help us recover the expenses we incur to underwrite and process the reinstatement request, as well as to help offset the reduction in surrender penalty factors from the date the policy lapsed to the date of reinstatement.

Mortality and Expense Risk Charge

We impose a daily charge at an effective annual rate of 0.25% of the average daily net asset value of each sub-account. The charge is reflected in the calculation of the daily unit value. This charge compensates us for assuming mortality and expense risks.

The mortality risk we assume is that insureds may live for a shorter time than anticipated. If this happens, we will pay more net death benefits than anticipated. The expense risk we assume is that the expenses incurred in issuing and administering the policies will exceed those compensated by the administration charges in the policies.

Monthly Deduction

Beginning on the policy date and on each subsequent monthly policy date, we will determine and assess the monthly deduction for that policy month. If that date is not a valuation date, we will take the monthly deduction on the next valuation date. The monthly deduction will continue to the policy anniversary nearest the 100th birthday of the younger of the joint insureds and we will not take any further monthly deductions after this date.

The monthly deduction is a set of charges we assess for various expenses related to the issuance of a policy, the cost of life insurance, the cost of any optional benefits and administrative expenses.

The monthly deduction is equal to the sum of the following charges:

o the monthly deduction rate, times .001, times the difference between the death benefit and the accumulation value of the base policy on the applicable monthly policy date; plus

o        the policy fee; plus

o the monthly expense charge per thousand, times .001, times the face amount of the policy; plus

o        the monthly deduction for any riders; plus

o        the option election charge.

The monthly deduction is taken from your investment options on a pro-rata basis unless you elect to have your monthly deductions allocated among one or more investment options on your policy. Your election must specify, in a form and manner acceptable to us, the investment options from which you want the monthly deduction to be taken.

A monthly deductions allocation election will not be effective prior to the Reallocation Date and may not be available in all jurisdictions. On or after the Reallocation Date, you may allocate your monthly deductions among one or more investment options on your policy. The monthly deduction allocation percentages you elect must be whole numbers. The total allocation to all elected investment options must equal 100%. We may limit the number of investment options to which you may allocate your monthly deductions. The monthly deduction allocation percentages you elect will apply to all monthly deductions taken on or after the valuation date on which we receive your request, unless you provide us with a change to your monthly deduction allocation election. However, if the value in any of the investment options is less than the amount of the monthly deduction allocated to that investment option, we will take the monthly deduction for that month on a pro-rata basis. We will not notify you if your specified monthly deductions allocation cannot be supported by the accumulation value in your investment options. It is your responsibility to monitor the policy values and allocate sufficient accumulation value to the investment options from which the monthly deductions are to be taken. You may change your election by providing us with a written request or, if the Telephone Access Privilege is available on your policy, by telephone instruction to us.

We may deduct from the initial net premium for the base policy the amount of the monthly deductions due prior to allocating the remaining net premium to your base policy's accumulation value.

Monthly Deduction Rate: This is the rate used to calculate a portion of the monthly deductions on the base policy.

The monthly deduction rates for a policy will depend on:

o        the face amount of the policy;

o        each joint insured's gender;

o        each joint insured's smoker or non-smoker status;

o        each joint insured's class of risk, including any extra ratings;

o        the number of years that the policy has been in force; and

o        each joint insured's age at issue.

The maximum monthly deduction rates are based on the 1980 Commissioners Standard Ordinary table for gender distinct, smoker distinct, age nearest birthday rates, adjusted for extra ratings. The rates are determined for each joint insured and then are converted to joint rates. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

A table of guaranteed maximum monthly deduction rates for the base policy is shown in the policy data pages. We may use rates lower than these guaranteed maximum monthly deduction rates. We will never use higher rates.

Any change in the monthly deduction rates will be prospective and will be subject to our expectations as to future cost factors. Such cost factors may include, but are not limited to, mortality, expenses, interest, persistency, and any applicable federal, state and local taxes.

The monthly deduction rates in effect for the base policy at the time it is issued are guaranteed not to be increased during the required premium period.

Policy Fee: On each monthly policy date, we deduct a policy fee as part of the monthly deduction. Currently, this monthly fee is $6. We reserve the right to change this fee, but we guarantee it will never be more than $6 in the first policy year or $10 in each policy year thereafter.

Monthly Expense Charge Per Thousand: The monthly expense charge per thousand varies by policy. The charge for a policy is based on:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or non-smoker status as determined by us;

o        each joint insured's class of risk as determined by us;

o        any extra ratings assessed on either joint insured; and

o        each joint insured's age at issue.

Monthly Deduction for Rider: Additional benefits are available by riders or endorsements to your policy. The fees for these optional riders pay for the cost of these additional benefits.

o Full Death Benefit Rider - The fee for this rider is part of the monthly deduction during the policy years when the younger of the joint insureds is between the attained ages of 90 and 99. The guaranteed monthly rate for the rider is equal to $1.00 per $1,000 of net amount at risk on the base policy. The current charge is the same as the guaranteed charge.

o Secure Estate Rider - The fee for this rider is part of the monthly deduction during the first ten policy years and is a rate times each $1,000 of rider face amount. Rates vary by the same parameters as the base policy monthly deduction rates:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or non-smoker status;

o        each joint insured's class of risk, including any extra ratings;

o        the number of years that the policy has been in force; and

o        each joint insured's age at issue.

The current rates are guaranteed for the first five policy years.

o Estate Protection Rider - The fee for this rider is part of the monthly deduction during the first four policy years and is based on a rate per $1,000 of rider coverage. Rates vary by the same parameters as the base policy monthly deduction rates. This rider is not available on any policies with policy dates after February 3, 2002.

Option Election Charge: This charge will be taken during policy years 11 through 15 for amounts of Secure Estate Rider coverage you elect to continue under the base policy beginning on the 10th policy anniversary. The charge is equal to a rate times each $1,000 of rider coverage elected to be continued as an increase in the base policy face amount. The rate is established at policy issue and varies by the same parameters as the Monthly Expense Charge Per Thousand for the base policy:

o        the face amount of the base policy;

o        each joint insured's gender;

o        each joint insured's smoker or non-smoker status as determined by us;

o        each joint insured's class of risk as determined by us;

o        any extra ratings assessed on either joint insured; and

o        each joint insured's age at issue.

The charge is level for the five policy years during which it is assessed. The monthly deductions for the base policy will reflect the increase in base policy face amount for any rider coverage you elect to continue beginning on the 10th policy anniversary.

Net Loan Interest Charge

The net loan interest charge is the difference between the loan interest rate charged and the rate at which we credit interest with respect to an outstanding loan. Loan interest is charged in advance to the next policy anniversary when you first take a policy loan. Thereafter, you must pay interest on the total loan balance each year in advance while the loan is outstanding. The interest is due on the policy anniversary. The loan interest rate depends on the policy year during which the loan interest is due, as follows:

o For loan interest due during policy years 1 through 10, the loan interest rate is 4.75% (4.53% in advance).

o For loan interest due during policy years 11 through 20, the loan interest rate is 4.50% (4.30% in advance).

o For loan interest due during policy years 21 and later, the loan interest rate is 4.25% (4.07% in advance).

We may charge lower rates than those shown above, but we will never charge higher rates.

If you do not pay the interest in cash when it is due, we will add the amount of the interest to the loan. We will charge interest on this amount based on the loan interest rate in effect for the policy year during which the loan interest is due. Any loan interest added to your loan will be deducted from your investment options on a pro-rata basis.

Currently, we charge loan interest rates of 4.50% (4.30% in advance) during policy years 1 through 10; 4.25% (4.07% in advance) during policy years 11 through 20; and 4.00% (3.84% in advance) during policy years 21 and later.

In addition, interest with respect to outstanding loans is credited to the policy accumulation value while a loan is outstanding. Such interest is earned daily at an annual effective rate of 4.00% in all policy years on both a guaranteed and a current basis. The net annual loan interest rate charges vary by policy year. On a guaranteed basis, the net loan interest charge in policy years 1-10 is 0.75% (4.75% minus 4.00%); in policy years 11-20 it is 0.50%
(4.50% minus 4.00%); and in policy years 21 and later it is 0.25% (4.25% minus 4.00%). On a current basis the net loan interest charge in policy years 1-10 is 0.50% (4.50% minus 4.00%); in policy years 11-20 it is 0.25% (4.25% minus
4.00%); and in policy years 21 and thereafter it is 0.00% (4.00% minus 4.00%).

Portfolio Expenses

The value of the units of the sub-accounts will reflect the management fee and other expenses of the portfolios in which the sub-accounts invest. The management fees and other expenses of the portfolios are listed above under the Table of Portfolio Expenses. The prospectuses and statements of additional Information of the portfolios contain more information concerning the fees and expenses.

Possible Tax Charge

No charges are currently made against the sub-accounts for federal or state income taxes. Should income taxes be imposed, we reserve the right to deduct a charge we establish for such taxes from your policy. We may reflect the amount of such taxes in the calculation of the unit values.


FEDERAL TAX CONSIDERATIONS

The following is a summary of federal tax considerations for U.S. persons based on our understanding of the present federal income tax laws as they are currently interpreted. Legislation may be proposed which, if passed, could adversely and possibly retroactively affect the taxation of the policies. This summary is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. We do not address tax provisions that may apply if the policy owner is a corporation. You should consult a qualified tax adviser to apply the law to your circumstances.

Transamerica Occidental Life Insurance Company and the Separate Account

Transamerica is taxed as a life insurance company under Subchapter L of the Code. We file a consolidated tax return with our life insurance company subsidiaries. We do not currently charge for any income tax on the earnings or realized capital gains in the Separate Account. A charge may apply in the future for any federal income taxes we incur. The charge may become necessary, for example, if there is a change in our tax status. Any charge would be designed to cover the federal income taxes on the investment results of the separate account.

Under current laws, we may incur state and local taxes besides premium taxes. These taxes are not currently significant. If there is a material change in these taxes affecting the separate account, we may charge for taxes paid or for such taxes.

Taxation of the Policies

We believe that the policies described in this prospectus are life insurance contracts under Code Section 7702. Section 7702 affects the taxation of life insurance contracts and places limits on the relationship of the accumulation value to the death benefit. As life insurance contracts, the death benefits of the policies are generally excludable from the gross income of the beneficiaries. Also, any increase in accumulation value should not be taxable until received by you or your designee, unless the policy is a modified endowment contract. However, see Distributions Under Modified Endowment Contracts. In the absence of any guidance from the Internal Revenue Service, or IRS, on the issue, we believe that providing an amount at risk after age 99 in the manner provided at age 99 should be sufficient to maintain the excludability of the death benefit after age 99. However, this lack of specific IRS guidance makes the tax treatment of the death benefit after age 99 uncertain and may include taxation of the gain in the policy at age 100 or the taxation of the death benefit in whole or in part.

Federal tax law requires that the investment of each sub-account funding the policies is adequately diversified according to Treasury regulations. We believe that the portfolios currently meet the Treasury's diversification requirements. We may, to the extent permissible under applicable laws, regulations and/or the provisions of the policy, make necessary and appropriate modifications to the policy, or to our administrative rules, to prevent a policy owner from being treated as the owner of any assets of the separate account and from being taxed directly on the income of such assets.

The Treasury Department has announced that previous regulations on diversification do not provide guidance concerning the extent to which policy owners may direct their investment assets to divisions of a separate investment account without being treated as the owner of such assets who is taxed directly on the income from such assets. Regulations may provide such guidance in the future. The policies or our administrative rules may be modified as necessary to prevent a policy owner from being treated as the owner of any assets of the separate account who is taxed directly on their income.

A surrender, partial surrender, surrender penalty free withdrawal, distribution, change in the death benefit option, change in the face amount, lapse with policy loan outstanding, or assignment of the policy may have tax consequences. Within the first fifteen policy years, a distribution of cash required under Code
Section 7702 because of a reduction of benefits under the policy may be taxable to the policy owner as ordinary income. Federal, state and local income, estate, inheritance, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each insured, policy owner or beneficiary.

Withholding

If all or part of a distribution from the policy is includible in gross income, with the exception of the amounts that represent eligible rollover distributions from pension plans, which are subject to mandatory withholding of 20% for federal tax, the Code requires us to withhold federal income tax unless the policy owner elects, in writing, not to have tax withholding apply. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year. Some states also require withholding for state income taxes.

If payments are delivered to foreign countries, however, the tax withholding rate will generally be 10% unless you certify to us that you are not a U.S. person residing abroad or a "tax avoidance expatriate" as defined in Code
Section 877. Such certification may result in withholding of federal income taxes at a different rate.

Taxable payments or distributions to non-resident aliens under the policy are generally subject to tax withholding at a 30% rate unless the rate is reduced or eliminated by an international tax treaty with the United States. The payment of death benefits is generally non-taxable and not subject to withholding.

Policy Loans

We believe that loans received under the policy will be treated as an indebtedness of the policy owner for federal income tax purposes. Under current law, these loans will not constitute income for the policy owner while the policy is in force, but see Modified Endowment Contracts.

Interest Disallowance

Interest on policy loans is generally nondeductible. You should consult your tax adviser on how the rules governing the non-deductibility of interest would apply in your individual situation.

Modified Endowment Contracts

Special rules described below apply to the tax treatment of loans and other distributions under any life insurance contract that is classified as a modified endowment contract, or MEC. A MEC is a life insurance contract that either fails the 7-pay test or is received in exchange for a MEC. In general, a policy will fail this 7-pay test during any seven year test period if the cumulative premiums paid for the policy, less any non-taxable withdrawals, exceed the sum of the net level premiums which would have been paid up to such time if the policy had provided for paid-up future benefits after the payment of 7 level annual premiums. If to comply with this 7-pay test limit any premium amount is refunded with applicable interest no later than 60 days after the end of the policy year in which it is received, such refunded amount, excluding interest, will reduce the cumulative amount of premiums that is compared against such 7-pay test limit.

If there is any reduction in the policy's death benefits at any time below the lowest level of death benefit under the contract in the first seven years following the date of issue or in the first seven years following any material change, each of the 7-pay test limits under the policy since the original issue of the policy will be recalculated and the policy will be retested retroactively from the start of each such period by taking into account such reduced benefit level from such starting date. Generally, any material change in the policy may be treated as producing a new contract for 7-pay test purposes, requiring the start of a new 7-pay test period as of the date of such change.
Distributions Under Modified Endowment
Contracts

The amount of partial surrenders, whether or not subject to surrender penalties, loans and other distributions made before the survivor's death under a MEC, or the assignment or pledge of any portion of the value of a MEC, are considered distributions from a MEC. Distributions are includible in gross income to the extent of any income in the contract on an income-out-first basis. A distribution is treated as allocable first to the income in the contract and then to a tax-free recovery of the policy's investment in the contract, or tax basis. If the policy is part of a collateral assignment split dollar arrangement, increases in cash value may be distributions and taxable. Generally, a policy's tax basis is equal to its total premiums less amounts recovered tax-free. To the extent that the policy's cash value (ignoring surrender penalties except upon a full surrender) exceeds its tax basis, such excess constitutes its income in the contract. However, where more than one MEC has been issued to the same policyholder by the same insurer, or an affiliate, during a calendar year, all such MEC's are aggregated for purposes of determining the amount of a distribution from any such MEC that is includible in gross income.

In addition, any amount includible in gross income from a MEC distribution is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period. Furthermore, any loan, pledge, or assignment of, or any agreement to assign or pledge any portion of a MEC's cash value is treated as producing an amount received for purposes of these MEC distribution rules.

In addition, any distribution from a MEC which is includible in gross income is subject to a 10% penalty tax on premature distributions, unless the taxpayer has attained age 59 1/2 or is disabled or the payment is part of a series of substantially equal periodic payments for a qualifying lifetime period.

Under Code Section 7702A(d), the MEC distribution rules apply not only to:

o all distributions made during the policy year in which the policy fails the 7-pay test, and during subsequent years; but also to

o any distributions made in anticipation of such failure, which is deemed to include any distributions made during the two years prior to such failure.

The Treasury Department has not yet issued regulations or other guidance indicating what other distributions can be treated as made in anticipation of such a failure or how (that is, as of what date) income in the contract should be determined for purposes of any distribution that is deemed to be made in anticipation of a failure.

Special Rules for Pension Plans

If the policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, federal and state income and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.

Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.

If a distribution from a tax-qualified plan is paid to you and you want to roll over all or part of the eligible distributed amount to an IRA, the rollover must be accomplished within 60 days of the date you receive the amount to be rolled over. A timely rollover of an eligible distributed amount that has been paid to you directly will prevent its being taxable to you at the time of distribution; that is, none of it will be includible in your gross income until you withdraw some amount from your rollover IRA. However, any such distribution directly to you from a tax-qualified retirement plan is generally subject to a mandatory 20% withholding tax.

You should consult a qualified advisor regarding ERISA.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to a return of premiums paid from the cash surrender value on a surrender of the policy. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement

On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel. In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department has issued regulations that significantly affect the tax treatment of such arrangements. The IRS guidance and the regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current guidance on your split dollar policy.





DISTRIBUTION

Distribution and Principal Underwriting Agreement

We have entered into a principal underwriting and distribution agreement with our affiliate, Transamerica Securities Sales Corporation ("TSSC"), for the distribution and sale of the policies. We reimburse TSSC for certain expenses it incurs in order to pay for the distribution of the policies (i.e., commissions payable to firms selling the policies, as described below.)

TSSC is affiliated with us. TSSC may sell the policy by entering into selling agreements with other broker-dealers who, in turn, may sell the policy through their sales representatives.

Compensation to Broker-Dealers Selling the Policies

The policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TSSC as principal underwriter for the policies. We pay commissions through TSSC to the selling firms for their sales of the policies.

A limited number of affiliated broker-dealers, Transamerica Financial Advisors (`TFA"), Transamerica Capital Inc. ("TCI") and Inter-Securities Inc. ("ISI")) and unaffiliated firms may also be paid commissions and overrides to "wholesale" the policies, that is, to provide sales support and training to sales representatives at selling firms.

The selling firms and the wholesaling firms are paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement. The same broker-dealer may receive commissions as both the selling firm and the wholesaling firm. We may treat the total commissions paid in those situations as commissions to a selling firm, but the total commissions will not exceed the maximum amounts described in the next paragraph.

The maximum commissions we pay between the selling firm and the wholesaling firm are:

o 115% of premiums paid in the first policy year, up to a level set by us ("first year premiums"); and

o 4.5% of premiums paid in the first year in excess of the level set by us and of premiums paid in the second and later policy years (collectively, "renewal premiums").

Generally, the maximum commission we pay selling firms on first year premiums is 90% of such premiums. The maximum we pay wholesaling firms on first year premiums is 35% of such premiums. If the payment to the wholesaling firm is higher than 25% of first year premiums, the commissions paid to the selling firm will be less than the maximum shown, such that the total paid between the selling firm and the wholesaling firm will be no more than 115% of first year premiums.

Generally, commissions on renewal premiums are paid to the selling firm at a rate of 2.5% of such premiums and to the wholesaling firm at a rate of 2.0% of such premiums.

We may pay lesser amounts than the maximums shown.

To the extent permitted by NASD rules, TOLIC, TSSC, TFA, TCI, ISI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursements to some, but not all, selling firms. These arrangements are sometimes referred to as "revenue sharing" arrangements and are described further below.

The registered representative who sells you the policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm's internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation Paid to Affiliated Underwriting, Wholesaling and Selling Firms

Our parent company provides paid-in capital to TSSC and pays the cost of TSSC's operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Our parent company also pays for a portion of TCI's operating and others expenses by providing TCI with a percentage of total commissions paid on sales of our policies and by providing TCI with capital contributions that are not contingent on sales.

TCI's registered representatives and supervisors may receive non-cash compensation, such as attendance at conferences, seminars and trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.

Sales of the policies are supported by Transamerica Financial Advisors, Inc. ("TFA"), an affiliated selling broker-dealer. TOLIC underwrites certain costs of TFA's various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and employee benefits, that are provided directly to TFA. These facilities and services are necessary for TFA's administration and operation, and TOLIC is compensated by TFA for these expenses based on TFA's usage or other reasonable basis.

TSSC pays TFA's producers and their supervisors all of the commissions received from TOLIC for the sale of the policies, and receives from TOLIC an additional 10% expense allowance on all commissions paid on first year premium for sales of TOLIC's insurance products.

Sales representatives and their supervisors at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with the firm's conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments to assist the firm in connection with its systems, operating and marketing expenses. The amounts may be significant and may provide us with increased access to TFA's sales representatives.

In addition, TFA's managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain benefits, and may provide such persons with special incentive to sell our policies. For example, TFA's registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (TOLIC's ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA's representatives may be matched by TOLIC.

TFA's sales representatives may also be eligible to participate in a stock option and award plan. Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V. TOLIC also maintains a non-qualified deferred compensation plan for TFA's sales representatives who are TOLIC insurance agents. The plan permits such agents to defer receipt of commissions on sales of TOLIC variable insurance products.

Additional Compensation Paid to Selected Selling Firms

We may pay certain selling firms additional cash amounts for "preferred product" treatment of the policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates. To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms. During 2005, we had "preferred product" arrangements with TFA, UBS and Wachovia Securities.

These special compensation arrangements are not offered to all selling firms and the terms of such arrangements differ between selling firms. Special compensation arrangements are calculated in different ways by different selling firms. TOLIC made flat fee payments of $50,000 each to UBS and to Wachovia Securities in 2004 in connection with the sale of the policies.

Commissions and other incentives or payments described above are not charged directly to policy owners or the separate account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these payments may create an incentive for the selling firm or its sales representatives to recommend or sell this policy to you. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

See Sales of Policy in the statement of additional information for more information concerning compensation paid for the sale of the policy.


LEGAL PROCEEDINGS

Transamerica Occidental Life Insurance Company ("TOLIC"), like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on TSSC's ability to perform under its principal underwriting agreement, or on TOLIC.

FURTHER INFORMATION

We have filed a 1933 Act registration statement for this offering with the SEC. Under SEC rules and regulations, we have omitted from this prospectus parts of the registration statement and amendments. Statements contained in this prospectus are summaries of the policy and other legal documents. The complete documents and omitted information may be obtained from the SEC's principal office in Washington, D.C., on payment of the SEC's prescribed fees.

Statement of Additional Information (SAI)

The SAI contains the financial statements of the sub-accounts of the separate account and TOLIC. The SAI and additional statements of TOLIC's income and changes in stockholder equity are available upon request.

TABLE OF CONTENTS  OF THE STATEMENT OF ADDITIONAL INFORMATION

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT
         Transamerica Occidental Life Insurance Company
         The Fixed Account
         The Separate Account
SERVICES
         Independent Registered Public Accounting Firm
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS Accelerated Death Benefit Option
         Endorsement Endorsement to Modify Grace Period Estate Protection Rider Full Death Benefit Rider Guaranteed Policy Split Option Rider Secure Estate Rider Surrender Penalty Deferral Endorsement
OTHER POLICY PROVISIONS
         Delay of Payment
         Guaranteed Exchange Option
         Option to Split Policy
         Incontestability of the Policy
         Misstatement of Age or Sex in the Application
         Suicide
SETTLEMENT OPTIONS
         Benefit Payment Option
         General
REPORTS
SALES OF POLICY
         Principal Underwriter
         Sales Compensation
         Sales in Special Situations
PERFORMANCE INFORMATION
         Calculation of Average Annual Returns
         Sub-Account Average Annual Total Returns
         Money Market Portfolio Yields
         Yields for Money Market Portfolios
         Other Performance Information
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES
         Assumptions Deductions for Charges Expenses of the Portfolios Net Annual Rates of Investments Illustrations using Current Policy Charges Illustrations using Guaranteed Policy Charges
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

                                       A 1
APPENDIX A

DEFINITIONS

Accumulation Value is the policy's total value on a specified date. The accumulation value at any time is equal to the sum of:

o    the value of the units of the sub-accounts credited to your policy; plus

o the value in the fixed account credited to your policy (includes the loan account).

Administrative Office is our office at 1100 Walnut Street, 23rd Floor, Kansas City, Missouri 64106-2152.

o    Our mailing address for all written requests and other correspondence is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                                   Box 417002
                        Kansas City, Missouri 64141-7002

o    Our address for express delivery is:

                 Transamerica Occidental Life Insurance Company
                       Attention: VUL Administration Unit
                         1100 Walnut Street, Suite 2300
                        Kansas City, Missouri 64106-2152

o    We have a separate address for premium and loan payments. That address is:

                 Transamerica Occidental Life Insurance Company
                                 P.O. Box 847546
                            Dallas, Texas 75284-7546

o For express delivery of premium and loan payments, please use:

                 Transamerica Occidental Life Insurance Company
                      c/o Bank of America Lock Box Services
                                 Lock Box 847546
                           1401 Elm Street, 5th Floor
                               Dallas, Texas 75202

o Our toll-free customer service telephone number is:

                                 (866) TIIG-VUL
                                or (866) 844-4885

o        E-Mail: TIIGVUL.CustomerService@transamerica.com


o        In-force Policy Web Site: www.mytransamerica.com

Base Policy is the policy issued without any riders.

Beneficiary is the person you designate to receive the policy death benefit.

Cash Value is the accumulation value, minus any surrender penalty.

Date of Issue is the date used to measure the period of time during which the Incontestability and the Suicide exclusion provisions are in effect.

Death Benefit is the amount payable to the beneficiary when the last-to-die of the joint insureds dies.

Death Benefit Factors for your policy are determined by us and are shown in your policy. The death benefit factors are calculated separately for each policy. The minimum death benefit under the policy may not be less than the policy accumulation value times the death benefit factor for the applicable policy year. Death benefit factors are used to assure that the policy qualifies as life insurance under Code Section 7702.

Delivery Requirement is any requirement that must be completed before the policy can become effective and before the policy may be delivered to you. Examples include any application amendment or additional evidence of insurability that we require. Except as otherwise provided in the conditional receipt, the policy will not become effective until after all delivery requirements are satisfied.

Designated Individual is the person upon whose life expectancy a settlement option may be based and upon whose life continued payments under a settlement option may depend.

Exact Age is the age of the younger of the two joint insureds on that insured's nearest birthday.

First Death is the death of the first to die of the joint insureds.

Fixed Account is one of the investment options under the policy. The fixed account is a part of our general account. The net premiums you allocate to the fixed account and the portion of the accumulation value in the fixed account will earn interest at fixed interest rates declared by us from time to time.

Free Look Period is the initial period of time after you first receive the policy during which you have the right to examine and return the policy for a refund.

General Account represents all our assets other than those held in separate accounts.

Gross Premium is 100% of any premium.

Internal Revenue Code (IRC or Code) is the Internal Revenue Code of 1986, as amended, and its rules and regulations.

Investment Option is the fixed account or any sub-account of the separate account.

Joint Insureds are the two persons whose lives are insured under the policy.

Lapse is the termination of the policy at the end of the grace period due to insufficient premium or insufficient unloaned accumulation value.

Loan Account is a part of the fixed account. The loan account includes outstanding loans. The loan account is not an investment option.

Maximum Loan Amount is the largest amount you may borrow under the policy.

Monthly Deduction is an amount we deduct from the accumulation value on the policy date and on each monthly policy date thereafter.

Monthly Policy Date is the date monthly deductions are taken. The first monthly policy date is the policy date. The monthly policy date occurs each month after the policy date on the same day of the month as the policy date.

Net Amount at Risk is the difference, on a specified date, between the death benefit and the accumulation value of the policy.

Net Asset Value is the per share value of a portfolio as calculated by the portfolio and reported to us.

Net Cash Value of the policy is the cash value, minus any outstanding loans.

Net Loan Amount is a policy loan, minus any loan interest due.

Net Premium is any gross premium minus an administrative charge.

Owner is the person or persons entitled to the rights granted under the policy while either or both of the joint insureds are alive.

Payee is the person who has the right to elect a settlement option and to receive payments under that settlement option. If you surrender the policy, you are the payee under any settlement option you elect. After the survivor's death, the beneficiary is the payee under the settlement option you elect.

Policy Anniversary is an annual anniversary of the policy date.

Policy Loan is indebtedness to us for a loan secured by the policy.

Portfolio is a mutual fund investment or other investment pool held in a sub-account.

Pro-Rata Allocation is a proportionate allocation among the investment options. A pro-rata allocation is equal to the portion of the accumulation value in a policy in the investment option, divided by the total accumulation value of the policy, excluding the portion of the accumulation value in the loan account. Any fees, charges, reductions or deductions from the accumulation value will be allocated on a pro-rata basis, unless you choose the investment options to which you want to allocate these amounts according to the procedures we establish.

Reallocation Date is the date that net premiums initially allocated to the money market sub-account, plus any earnings on those net premiums, are transferred to one or more other sub-accounts of the separate account according to the allocations then in effect.

Reinstate means to restore coverage after the policy has lapsed, subject to certain requirements and limitations.

Required Premium Per Year for the base policy is the minimum cumulative amount of premium you must pay in each of the first five policy years. You may pay all or any part of this premium in advance.

Rider is an attachment to the policy that provides an additional benefit.

Separate Account is Transamerica Occidental Life Separate Account VUL-4 of Transamerica Occidental Life Insurance Company, one of our separate investment accounts. It consists of the sub-accounts under the policy.

Sub-Account is an investment option under the policy. It is a subdivision of the separate account which holds shares of a specific portfolio. The portion of the accumulation value in any sub-account may increase or decrease depending on the investment performance of the underlying portfolio.

Survivor is the insured who remains alive after the first death of one of the joint insureds.

Telephone Access Privilege is an option to transfer amounts between or among investment options, change your premium allocation or monthly deductions allocation, or request a loan by telephone, within limits. The telephone access privilege will apply, unless you advise us in writing that you do not want this option. Unless you elect not to have the option available, you or your registered representative may exercise this option. We reserve the right to discontinue this option at any time.

Unit is a measure of interest in a sub-account.

Unit Value is the value of a unit on a given valuation date.

Valuation Date is any day that the stock market (New York Stock Exchange) is open for business. A valuation date ends when the stock market closes for the day, generally at 4 pm Eastern Time.

Valuation Period is the period between the close of business on one valuation date and the close of business on the next valuation date.

We, our, us, Company and Transamerica refer to Transamerica Occidental Life Insurance Company.

Written Request is a signed request in a form satisfactory to us that is received at our Administrative Office.

You and your means the owner of the policy.

B 1



APPENDIX B

SURRENDER PENALTY

To calculate the surrender penalty that will apply on a full surrender of the policy, you:

(a) divide the face amount of the base policy by $1,000 and

(b) multiply that amount by the surrender penalty factor for the policy year in which the surrender occurs.

The surrender penalty is deducted from the accumulation value, less any outstanding loan to determine the net cash value payable upon a full surrender of the policy.

The surrender penalty factors that apply to your policy can be found on your policy date page. The surrender penalty factors for each policy are based on the unique combination of the face amount of the base policy, and the age, gender, smoker or non-smoker status, and risk class, including extra ratings, for each joint insured. The surrender penalty factors generally decrease each policy year on the policy anniversary. A surrender penalty applies to full surrenders, partial surrenders in excess of the surrender penalty free withdrawal amount, and face amount decreases that occur during the first 15 policy years. If the request for surrender or partial surrender is effective on the last day of a policy year, the surrender or partial surrender will be determined using the surrender penalty factor that is effective on the following policy anniversary (the day following the effective date of the surrender or partial surrender).

Example of surrender penalty on a "sample" policy

The following example shows how the surrender penalty is calculated for a full surrender of a policy. The surrender penalty factors listed below are those that apply on a policy with a base policy face amount of $1,000,000 covering a male and a female as joint insureds, each age 55 on the policy date, and each qualifying for our preferred, non-smoker underwriting class. This is only an example; see your own policy data page for the surrender penalty factors that apply to your policy.



----------------------------------------------------------------------------------------------------------------------------------

                   Surrender Penalty Factor for Each $1,000 of
                         Face Amount on the Base Policy
                           Policy Year                                          Surrender Penalty Factor

                           Year 1                                                       $14.30
                           Year 2                                                       $13.30
                           Year 3                                                       $12.44
                           Year 4                                                       $11.44
                           Year 5                                                       $10.44
                           Year 6                                                       $9.58
                           Year 7                                                       $8.58
                           Year 8                                                       $7.58
                           Year 9                                                       $6.72
                           Year 10                                                      $5.72
                           Year 11                                                      $4.72
                           Year 12                                                      $3.86
                           Year 13                                                      $2.86
                           Year 14                                                      $1.86
                           Year 15                                                      $1.00

----------------------------------------------------------------------------------------------------------------------------------


To determine the amount of the surrender penalty for a full surrender of the policy, you follow these steps:

(a) Determine the face amount of the base policy;

(b) Divide (a) by $1,000;

(c) Determine the policy year during which the surrender occurs;


(d) Determine the surrender penalty factor for each $1,000 of face amount from the table of surrender penalty factors;

(e) Multiply (b) times (d).

Let us assume that the base policy's face amount is $1,000,000 and that the policy is surrendered during the 10th policy year.

                                       B 2
Following the steps, above, we determine the surrender penalty as follows:

(a) The face amount of the base policy is $1,000,000;

(b)  Divide (a) by $1,000; the result is 1,000 ($1,000,000 divided by $1,000);

(c) The policy year is year 10;

(d) The surrender penalty factor for year 10 is $5.72 for each $1,000 of face amount;

(e)      The result of (b) times (d) is $5,720 (1,000 times $5.72).

The surrender penalty is deducted from the accumulation value, less any outstanding loan, to provide the net cash value available on a full surrender.

The method of calculating a surrender penalty for a partial surrender is shown in the Partial Surrenders section of the prospectus. The method of calculating a surrender penalty for a face amount decrease is shown in the Option to Change the Face Amount section of the prospectus.

Maximum Surrender Penalty Factors

Surrender penalty factors vary by policy based on the unique combination of base policy amount and joint insureds, among other things. The maximum surrender penalty factor would apply during the first policy year. A surrender during the first policy year of a policy issued with a $100,000 face amount of base policy coverage, insuring a male, age 59, classified as an uninsurable smoker, and a female, age 75, classified as a standard smoker, results in the highest surrender penalty factor applicable to the TransSurvivor Life VUL. Listed below are the surrender penalty factors which apply to such a policy for this combination of joint insureds.

                                       B 3




                                                   Surrender Penalty Factor for Each $1,000
                                                      of Face Amount on the Base Policy

                  Policy Year                                          Surrender Penalty Factor
                  -----------                                          ------------------------
                    Year 1                                                      $57.59
                    Year 2                                                      $53.56
                    Year 3                                                      $49.53
                    Year 4                                                      $46.07
                    Year 5                                                      $42.04
                    Year 6                                                      $38.01
                    Year 7                                                      $34.56
                    Year 8                                                      $30.52
                    Year 9                                                      $26.49
                    Year 10                                                     $23.04
                    Year 11                                                     $19.01
                    Year 12                                                     $14.97
                    Year 13                                                     $11.52
                    Year 14                                                    $  7.49
                    Year 15                                                    $  3.46

Therefore, if this hypothetical $100,000 face amount policy were surrendered during the first policy year, the maximum surrender penalty factor applicable to the TransSurvivor Life VUL policy would apply and a surrender penalty of $5,759.00 would apply.




ADDITIONAL INFORMATION

Statement of Additional Information

You may get more information about this policy (including more information about compensation paid for the sale of the policy) at no charge by requesting a statement of additional information (SAI). The SAI is dated May 1, 2005 and was filed with the Securities and Exchange Commission (SEC). It is incorporated by reference as part of the prospectus. To learn more about the policy, you should read the SAI. The table of contents of the SAI is included near the end of the prospectus.

Personalized Illustrations of Policy Benefits

You may obtain a personalized illustration from your registered representative. The illustration shows how the policy would perform based on certain assumptions. Illustrations are intended to assist you in understanding how the policy works, not to predict actual performance. The illustration and supplemental reports provide the charges, fees, and expenses that would apply for the policy based on the assumptions used in the illustration. The illustrations will reflect the arithmetic average portfolio expenses for 2005 and are not a representation or guarantee of investment returns or accumulation value. You may obtain an illustration from your registered representative at the time you apply for the policy.

You may also ask for a personalized illustration after your policy has been issued from your registered representative. Such illustrations may assist you in determining any adjustments you may wish to make in order to meet your insurance objectives under the policy. There is no charge for the first illustration in each policy year. We may charge up to $25 for each additional illustration in each policy year. We are currently waiving this charge.

Contact Us

To order a free copy of the SAI, please contact your registered representative, or our office at:

         Transamerica Occidental Life Insurance Company
         Attn: VUL Administration Unit
         P.O. Box 417002 Kansas City, Missouri 64141-7002

         Telephone: 1-866-844-4885
         E-Mail: CustomerService@transamerica.com
         In Force Policy Website:  www.mytransamerica.com

Contact the SEC

More information about the policy (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please call the SEC at 202-942-8090. You may also obtain copies of reports and other information about the policy on the SEC's Website at http://www.sec.gov. You may order copies of this information by sending a request with a fee for duplication to the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549-0102. You will need to reference our SEC file number, listed below.

Contact the NASD

TSSC serves as the principal underwriter for the policies. More information about TSSC is available at http://www.nasd.com or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD, Inc. describing its Public Disclosure Program.


Investment Company Act of 1940 [811-10167]

--------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2006


                            TRANSSURVIVORSM LIFE VUL

                      Issued Through Separate Account VUL-4

                                       of

                 Transamerica Occidental Life Insurance Company
                              4333 Edgewood Rd, NE
                             Cedar Rapids, IA 53499



This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the TransSurvivorSM Life VUL flexible premium variable universal life ("VUL") insurance policy ("policy") offered by Transamerica Occidental Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2006 by:

o    calling (866) 844-4885;

o writing to our administrative office at Transamerica Occidental Life Insurance Company, Attention: VUL Administration Unit, Box 417002; Kansas City, Missouri 64141-7002; or o sending us an e-mail request to TIIGVUL.customerservice@transamerica.com.

The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in this SAI have the same meanings as in the prospectus for the policy.

     This SAI is not a prospectus and should be read only in conjunction with the prospectus for the TransSurvivor Life VUL policy.


TABLE OF CONTENTS

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT.........................................................3
         Transamerica Occidental Life Insurance Company...........................................................3
         The Fixed Account........................................................................................3
         The Separate Account.....................................................................................4
SERVICES 4
         Independent Registered Public Accounting Firm............................................................4
OPTIONAL BENEFIT RIDERS & ENDORSEMENTS............................................................................4
         Accelerated Death Benefit Option Endorsement.............................................................4
         Endorsement to Modify Grace Period.......................................................................6
         Estate Protection Rider..................................................................................8
         Full Death Benefit Rider.................................................................................8
         Guaranteed Policy Split Option Rider.....................................................................9
         Secure Estate Rider.....................................................................................11
         Surrender Penalty Deferral Endorsement..................................................................12
OTHER POLICY PROVISIONS..........................................................................................12
         Delay of Payment........................................................................................12
         Guaranteed Exchange Option .............................................................................13
         Option to Split Policy..................................................................................14
         Incontestability of the Policy..........................................................................16
         Misstatement of Age or Sex in the Application...........................................................17
         Suicide.................................................................................................17
SETTLEMENT OPTIONS...............................................................................................17
         Benefit Payment Option..................................................................................17
         General.................................................................................................17
REPORTS  18
SALES OF POLICY..................................................................................................18
         Principal Underwriter...................................................................................18
         Sales Compensation......................................................................................18
         Sales in Special Situations.............................................................................19
PERFORMANCE INFORMATION..........................................................................................19
         Calculation of Average Annual Returns...................................................................19
         Sub-Account Average Annual Total Returns................................................................21
         Money Market Portfolio Yields...........................................................................23
         Yields for Money Market Portfolios......................................................................23
         Other Performance Information...........................................................................23
ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUES..........................................24
         Assumptions.............................................................................................24
         Deductions for Charges..................................................................................25
         Expenses of the Portfolios..............................................................................25
         Net Annual Rates of Investments.........................................................................25
         Illustrations using Current Policy Charges..............................................................26
         Illustrations using Guaranteed Policy Charges...........................................................27
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................28
FINANCIAL STATEMENTS.............................................................................................28

TRANSAMERICA, THE FIXED ACCOUNT, AND THE SEPARATE ACCOUNT

Transamerica Occidental Life Insurance Company

Transamerica Occidental Life Insurance Company, or Transamerica, is an Iowa stock life insurance company originally incorporated under the laws of the State of California on June 30, 1906. Transamerica is principally engaged in the sale of life insurance and annuity policies.

Transamerica Corporation, a subsidiary of AEGON N.V., indirectly owns Transamerica Occidental Life Insurance Company. Transamerica Corporation owns, directly and indirectly, various financial services companies, and AEGON, N.V. is one of the world's largest financial services and insurance groups.

The Fixed Account

The fixed account is a part of our general account. The general account consists of all assets that we own except those in the separate account and other separate accounts we may have.

The prospectus and this SAI are generally intended to serve as a disclosure document only for the policy and the separate account. For complete details regarding the fixed account, see the policy itself.

The accumulation value in the fixed account (including the loan account) on a specified date after the date the initial net premium was allocated to the policy, is equal to:

o the accumulation value on the last monthly policy date, plus accrued interest from the last monthly policy date to the specified date; plus

o any premium qualification credit amount deposited to it on the last monthly policy date, plus accrued interest on that amount; plus

o all net premiums paid into it less any premium refunds since the last monthly policy date, plus accrued interest from the date each net premium was allocated to it; plus

o any amounts transferred from the separate account, plus accrued interest on those amounts since the date of the transfer; minus

o the monthly deduction charged against it on the last monthly policy date, plus accrued interest on that amount; minus

o any partial surrenders and surrender penalty free withdrawals charged against it, including pro-rata surrender penalties, since the last monthly policy date, plus accrued interest on that amount from each partial surrender date and/or surrender penalty free withdrawal date to the specified date; minus

o any amounts transferred from the fixed account to the separate account, plus accrued interest on those amounts since the date of the transfer; and minus

o any transfer fees or other charges allocated to the fixed account, plus accrued interest on those amounts since the date they were deducted.

The guaranteed minimum interest rate for the fixed account for all policy years is 4.0%. We may declare interest rates that are higher than the guaranteed minimum interest rate at any time before the policy anniversary nearest the younger insured's 100th birthday. We will never declare an interest rate that is lower than the guaranteed minimum interest rate. We may change the declared interest rate at any time without notice. Beginning on the policy anniversary nearest the younger insured's age 100, the accumulation value in the fixed account will earn interest at the guaranteed minimum interest rate. We credit interest with respect to outstanding loans at a rate of 4% per year in all years.

The Separate Account

Transamerica Occidental Life Separate Account VUL-4, designated as the separate account, was established by us as a separate account under the laws of the State of Iowa, pursuant to resolutions adopted by our Board of Directors on June 11, 1996.

The separate account is registered with the Securities Exchange Commission, or SEC, under the Investment Company Act of 1940, or 1940 Act, as a unit investment trust. It meets the definition of an investment company under the federal securities laws. However, the SE does not supervise the management of the investment practices or policies of the separate account.

The separate account has sub-accounts available for investment, each of which invests solely in a specific corresponding mutual fund portfolio. Since all of the portfolios are available to certain other registered separate accounts offering variable annuity and variable life insurance products of Transamerica and of other insurance companies, there is a possibility of a material conflict. If such a conflict arises between the interests of Separate Account VUL-4 and one or more other separate accounts investing in the portfolios, the affected insurance companies will take steps to resolve the matter. These steps may include stopping their separate accounts from investing in the portfolios. See the portfolios' prospectuses for greater detail on this subject.


SERVICES

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as the independent registered public accounting firm of Transamerica Occidental Life Insurance Company and the separate account. Ernst & Young LLP is an independent registered public accounting firm with offices throughout the United States and overseas.


OPTIONAL BENEFITS - RIDERS & ENDORSEMENTS

Other benefits are available under the policy by riders or endorsements attached to the policy. Any costs of these riders or endorsements become part of the monthly deductions, unless we specify otherwise. Benefits provided by the riders and endorsements are payable only if the policy and the rider or endorsement is in force at the time the benefit is exercised. All riders and endorsements may not be available in all jurisdictions, and the names of the riders and endorsements may vary by jurisdiction.

Accelerated Death Benefit Option Endorsement

This endorsement will be added to your policy at issue so long as the endorsement is approved in the state in which you apply for the policy. Adding the endorsement does not result in an increase in your minimum required premium for the first five policy years. There is no monthly deduction or other charge for the endorsement unless you take an accelerated death benefit payment. Exercising the option and receiving an accelerated death benefit will permanently affect the remaining death benefit under the policy and will also result in a reduction of the accumulation value.

An accelerated death benefit is only payable:

o    after the death of the first of the joint insureds; and

o upon submission of satisfactory evidence that the survivor has a terminal illness qualifying for the benefit.

Other conditions apply which determine whether an accelerated death benefit is payable.

Note. Any amount payable under this option is intended to qualify for federal income tax exclusion to the maximum extent possible. To that end, the provisions of the endorsement and the policy are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions to the contrary. We reserve the right to amend the endorsement and the policy to reflect any clarifications that may be needed or are appropriate to maintain such qualification, or to conform the endorsement and the policy to any applicable changes in the tax qualification requirements. You will be sent a copy of such notice. Benefits paid under this rider may be taxable. Benefits under some business related policies may be taxable. As with all tax matters, you should consult with a tax adviser to assess the impact of this benefit on you and the policy.

Amount of Benefit. While the policy is in force and upon your request, we will pay an accelerated death benefit to you, subject to the conditions and limitations in the endorsement. You may request an accelerated death benefit in any amount, subject to a minimum amount of $10,000 and a maximum amount equal to the lesser of:

o        $250,000; or

o 75% of the combined policy basic death benefit for all policies insuring the survivor that were issued by us as of the first accelerated death benefit payment.

The maximum amount applies cumulatively to all policies issued by us.

If the first accelerated death benefit payment is less than the maximum, then no more than the remaining balance of the maximum can be paid out on a later date as an accelerated death benefit.

If there is an outstanding loan, the accelerated death benefit payment may be reduced to repay a proportionate portion of the policy loan.

At the time we pay the accelerated death benefit, if the policy is in the grace period, we will deduct any unpaid premium in accordance with the grace period provisions.

We will deduct a $250 administrative fee from each accelerated death benefit payment.

Exercising the Option. We must receive your written request at our Home Office or at our Administrative Office within 30 days after the certification of diagnosis of terminal illness, or as soon thereafter as reasonably possible. The request should include the survivor's name and the policy number and must be signed and dated by you, the owner. If the policy has an irrevocable beneficiary, that person(s) must also sign the request. If the policy is assigned, we must receive a completed and signed release of assignment. If the policy was issued in a community property state, we may require your spouse to sign the request.

We must also receive written proof of the terminal illness before we make a payment under this option. This proof must consist of a physician's certificate acceptable to us, and indicate that the survivor has a medical condition resulting from bodily injury or disease, or both, and:

o which has been diagnosed by the physician after the issue date of the policy;

o for which the diagnosis is supported by clinical, radiological, laboratory or other evidence of the medical condition which is satisfactory to us;

o    which is not curable by any means available to the medical profession; and

o which the physician certifies is expected to result in the survivor's death within 12 months of diagnosis.

We may request additional medical information from the physician submitting the certification or any physician we consider qualified. The physician providing the certification must be:

o an individual other than you, the survivor or a member of either your or the survivor's immediate family, and

o    who is a doctor of medicine or osteopathy,

o licensed in the jurisdiction in which the advice is given or the diagnosis is made, and

o    who is acting within the scope of his or her license.

Limitations. The following limitations apply to this option:

o The availability of this option is subject to the terms of the policy, including the Incontestability and Suicide provisions.

o No benefit will be paid if the terminal illness is the result of intentionally self-inflicted injury(ies) at any time.

o    You may not exercise this option:

a) if required by law to use the Accelerated Death Benefit to meet the claims of creditors, whether in bankruptcy or otherwise; or

b) if required by a government agency to use the Accelerated Death Benefit in order to apply for, or obtain or otherwise keep a government benefit or entitlement.

o This option is not available if the maximum Accelerated Death Benefit has been paid.

o The face amount of the policy must be at least $50,000 at the time of the first written request.

Effect of Benefit Payment on Policy. After an Accelerated Death Benefit is paid, the policy and any riders and benefits will remain in effect, subject to the following adjustments.

The basic death benefit after payment of an Accelerated Death Benefit will equal the amount of the basic policy death benefit before the payment of the Accelerated Death Benefit, minus the result of multiplying (a) by (b), where:

a) is the Accelerated Death Benefit; and

b) is 1 (one) plus an interest rate that is the greater of:

1)       the current yield of 90 day treasury bills; or

2) the policy loan effective interest rate.

The adjustment to the policy will be proportional to the amount of the Accelerated Death Benefit. The basic death benefit and, if applicable, the policy's face amount, accumulation value, cash value, policy loan, and required premium will be adjusted as of the effective date of this option. The adjustments to the basic death benefit will be made in the following order:

o level term rider(s) on the survivor, if any, beginning with the most recent rider; and

o    remaining portions of the basic death benefit.

New policy charges and premiums will be based on the rates in effect for the resulting face amount.

Physical Examination. While a claim is pending, we reserve the right to obtain additional medical opinions and to have the survivor examined at our expense by a physician of our choice.

Payment of Claims. We will pay the accelerated death benefit in a lump sum to you. If the survivor dies before payment is made, we will pay the entire death benefit of the policy to the beneficiary.

Legal Actions. No legal action may be brought to recover the payment requested under this option within 60 days after written proof of the survivor's terminal illness has been given to us. No such action may be brought after 3 years from the time we receive written proof of the survivor's terminal illness.

Endorsement to Modify Grace Period

This endorsement allows your policy to remain in force even though the accumulation value is not sufficient to cover the monthly deductions due, subject to the terms of the endorsement.

This endorsement will be added to your policy at the time of issue if the death benefit option selected is Option 1 (level death benefit option) and the endorsement is approved in the state in which you apply for the policy. If you change the death benefit from Option 1 to either Option 2 or 3 in the future, the endorsement will terminate. Adding the endorsement does not increase your minimum required premium for the first five policy years. While there is no direct charge or additional monthly deduction for the endorsement, the Select Monthly Premiums must be paid to maintain the benefits of the endorsement, subject to all other terms of the endorsement.

For purposes of the endorsement, the following definitions will apply:

         Net Deposits mean the total premiums paid, less the sum of any premium refunds, partial surrenders, and surrender penalty free withdrawals, since the policy date. In calculating the net deposits, premium paid in a policy year before the policy year in which the select monthly premium is due will reflect a time value of money at 4 % per year.

         Select Monthly Premium is the amount you must pay each month during the select period to maintain the endorsement. This amount is shown in the policy data page. Select Monthly Premiums may be paid cumulatively in advance.

During the select period, the policy will not enter its grace period due to lack of accumulation value if:

o        there is no outstanding loan;

o the select monthly premium requirement has been met. The select monthly premium requirement will be met if, at the start of each policy month, the net deposits equal or exceed the cumulative select monthly premiums due since the policy date; and

o Death Benefit Option 1 is, and has always been in effect.

If all three of the above requirements are met, the grace period will be modified so that the base policy and the endorsement will remain in force. If the grace period is modified, all other riders, except for the Full Death Benefit Rider, will be terminated. Any conversion privilege included in the terminated riders must be exercised at that time or they will be forfeited.

The endorsement does NOT prevent the policy from entering the grace period during the first five policy years due to failure to meet the required premium per year payment amounts.

The select period is the first 20 policy years or the policy anniversary nearest the 100th birthday of the younger of the joint insureds, if earlier. The select monthly premium will vary by policy and will be specified on the policy data pages.

We will continue to deduct the monthly deductions from the accumulation value as they come due. These monthly deductions will be held in the fixed account as "negative accumulation value". When you make additional premium payments to your policy, we will deduct the negative accumulation value from your net premium payments before allocating any remaining net premium to your policy's accumulation value.

If your Select Period ends before the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will enter the grace period at the end of the Select Period. To keep your policy from lapsing, you will need to pay sufficient premium to provide accumulation value to cover the negative accumulation value plus two current monthly deductions.

If your Select Period ends on the policy anniversary nearest the younger insured's 100th birthday, and the policy death benefit was continued to the end of the Select Period under the provisions of the Endorsement to Modify Grace Period, your policy will terminate when the Select Period ends, unless the Full Death Benefit Rider is in effect on your policy at that time. If the Full Death Benefit Rider is in effect on the policy, the death benefit will continue as specified in that rider.

Policy Changes. If you request an increase or decrease in the face amount of the policy during the select period, the select monthly premium will be adjusted from that point forward. The select period will not be adjusted.

Automatic Termination. The endorsement will automatically terminate when the first of the following events occurs:

o        the select monthly premium requirement is not met;

o        the select period ends;

o        you change the death benefit option from Option 1 to another option;

o the policy is exchanged under the Guaranteed Exchange Option, the Option to Split the Policy, or the Guaranteed Policy Split Option Rider, if applicable;

o        the policy is changed to paid-up insurance, if applicable; or

o        the policy terminates for any reason.

Reinstatement. If the endorsement terminates solely due to the select monthly premium requirement not being met, you may reinstate the endorsement within 30 days of the termination date.

To reinstate the endorsement, you must, within 30 days from the termination date:

o        request reinstatement in writing; and

o        pay us the necessary premium to reinstate the endorsement.

The necessary premium to reinstate the endorsement is equal to:

o the difference between the cumulative select monthly premiums due and the net deposits as of the termination date; plus

o two select monthly premiums or, if less, the select monthly premiums due to the end of the select period.

Reinstatement of the endorsement will be subject to all other provisions of the endorsement. It is our current practice to determine whether the select monthly premium requirement has been met only at the end of a policy year. We may resume monthly checking of the requirement at any time, without advance notice.

Estate Protection Rider

This rider applies only to policies with policy dates prior to February 4, 2002. This rider will increase your minimum required premium per year for the first four policy years. It will also affect your monthly deduction, as described below.

If the survivor dies during the first four policy years while the rider is in effect, we will pay the rider amount to the beneficiary. No death benefit is payable on the first death. The rider benefit is payable only on the death of the surviving insured (the second insured to die), if both deaths occur during the first four policy years. The rider amount is in addition to the death benefit payable. The maximum rider benefit is 125% of the face amount of the base policy. The rider amount is shown in the policy data page.

Rider Premium. While this rider is in force, each month, we will take the monthly deduction for this rider as part of the total monthly deduction from the accumulation value.

Reinstatement. If the rider lapses, you may reinstate it at any time before its expiration date. However, we will require acceptable proof of insurability from both joint insureds.

No Cash Value or Dividends. The rider does not have cash value, and does not participate in our profits or surplus.

Beneficiary. The beneficiary will be the same as the beneficiary for the base policy.

Termination of the Rider. The rider terminates on the earliest of the following dates:

o        the end of the fourth policy year;

o        the date the policy lapses;

o        the date the policy is changed to paid-up insurance, if applicable;

o        the date the policy is surrendered;

o the date the policy is exchanged under the Option to Split the Policy or the Guaranteed Policy Split Option;

o the date the benefit provided under the Endorsement to Modify the Grace Period becomes effective, if elected; or

o        the date we receive your written request to terminate this rider.

Full Death Benefit Rider

This rider may only be added to the policy at the time the policy is issued. You must request the rider at the time of application. Adding this rider may increase your minimum required premium per year for the first five policy years. It will also affect your monthly deduction, as described below.

If you elect this rider and the rider is still in force, then, beginning with the policy anniversary nearest the 100th birthday of the younger of the joint insureds, the death benefit will be as defined and determined on the day before the policy anniversary nearest exact age 100. The death benefit will be subject to adjustments after exact age 100 for misstatement of age or gender, the grace period and the reinstatement provisions.

Monthly Deduction. We will take the monthly deduction for this rider starting on the policy anniversary nearest exact age 90. We will continue to take the monthly deduction for this rider until the policy anniversary nearest exact age 100.

Termination. The rider will terminate on the earliest of:

o        the date the survivor dies;

o the date the policy is continued under a nonforfeiture option, if applicable;

o        the date we receive your written request to terminate the rider; or

o the date we receive your written request to surrender or terminate the policy.

Guaranteed Policy Split Option Rider

A policy split may have tax consequences. You should consult a qualified tax adviser.

This rider will be added by us at issue to your policy at no additional charge to you if the joint insureds each qualify for the rider under our current underwriting guidelines. There are no monthly deductions associated with this rider. Adding this rider does not increase your minimum required premium per year. Under this rider, you may apply, subject to the following conditions and restrictions, to exchange the original policy for two individual fixed life insurance policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. A new policy may not exceed 50% of the face amount of the original policy. The new policies will not be variable policies.

Under this rider, you will not need to submit new underwriting evidence on either joint insured to qualify for either individual policy. Additionally, the new policies would have the same policy date as the current policy.

The accumulation value less any outstanding loans under the original policy will be allocated to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.

o A change to federal estate tax provisions of the Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may, instead, submit written approval by the lienholders or assignees of the exchange of policies in a form and manner satisfactory to us with such other documents that we may require.

o        The original policy.

o A policy change application containing your request to exercise this option and your request to surrender the original policy.

o A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. If we approve the exchange, the effective date of the new policies will be the date the option is exercised.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a policy form designated by us for such purpose. We will have at least one form available for exchanges. Each new policy issued will be based on the age, class of risk and smoking status of the applicable joint insured as of the date the original policy was issued. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policy.

The policy date of each new policy will be the same as the policy date of the original policy.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loan attributable to that joint insured.

o The minimum initial premium for each new policy will be equal to:

a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

We will apply this one time premium to the new policy as a gross premium.

Ownership. The owner of a new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provision under the new policies.

If the original policy is contested, subject to the incontestability provision of the original policy, we will cancel the rider. If the original policy's premiums are refunded under its suicide exclusion, we will cancel the rider.



Termination. The rider terminates on the earliest of the following dates:

o        the date of the first death;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option Rider or the Option to Split Policy under the original policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o        the date the original policy is surrendered or terminated; or

o        the date the original policy lapses under the Grace Period  provision.


Reinstatement of the Rider. If the original policy and the attached rider lapse, you may reinstate the rider at the same time the original policy is reinstated. We will, however, require acceptable proof of insurability on both joint insureds.

Misstatement of Age. We will follow these rules:

o If a misstatement of either joint insured's age is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either joint insured's age is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

Secure Estate Rider

This rider may only be added to the policy at the time the policy is issued. Adding this rider will increase your monthly deductions for the policy, as described below. Adding the rider also increases the required premium per year for the policy and the select monthly premium amount of the Endorsement to Modify Grace Period.

The Secure Estate Rider is a 10-year level term insurance rider. It is generally available to proposed insureds between the ages of 16 and 80 at issue on policies with a minimum base policy face amount of $1,000,000. If you elect and we approve the coverage under this rider and if the surviving insured dies during the first 10 policy years while the rider and the base policy are in force, we will pay the rider death benefit in addition to the base policy death benefit.

The minimum rider amount is $500,000. The maximum rider amount is three times the base policy face amount.

At the end of the tenth policy year, you may elect to continue part or all of the rider coverage amount by increasing the base policy's face amount. No evidence of insurability is required to exercise the option to continue coverage. An Option Election Charge will be assessed in policy years 11 through 15 if coverage is continued. Any coverage amounts not continued expire at the end of the tenth policy year.

Monthly Deductions. We will take the monthly deduction for the rider during the first 10 policy years. The current monthly deduction rates are guaranteed for the first five policy years. If you elect to continue part or all of the rider coverage after the end of the first 10 policy years, we will take the Option Election Charge as part of the monthly deduction for the base policy during policy years 11 through 15.

Termination. You may terminate the rider at any time before the end of the tenth policy year by sending us written notice. The rider automatically terminates at the end of the tenth policy year. The rider will also terminate if you exchange the policy under the Guaranteed Exchange Option provision of the policy, the Option to Split the Policy provision of the policy or the Guaranteed Policy Split Option Rider.

Possible advantages to you of electing coverage under the rider rather than as additional base policy face amount are:

o The monthly deductions for the rider coverage during the first 10 policy years are less than for an equivalent amount of base policy coverage on the same joint insureds; and

o You may terminate the rider coverage without incurring surrender penalties for a face amount reduction.

You may want to consider obtaining part of your survivorship policy coverage under the rider if you are uncertain about your long term life insurance needs and are looking for additional flexibility in your estate planning.

A possible disadvantage of selecting the rider for part of your coverage is that you will incur an Option Election Charge during policy years 11 through 15 for rider coverage amounts you elect to continue. This may result in higher premium payments over the duration of the policy than you would have paid if you had taken a base policy for the full amount of coverage at issue. This charge does not apply for base policy coverage provided from the start of the policy.

Surrender Penalty Deferral Endorsement

This endorsement may only be added to the policy at the time the policy is issued. There is no charge for this endorsement. If approved in the state in which you apply for the policy, the endorsement will be added to your policy at issue if the required premium per year for your policy is at least $50,000 and you request the endorsement on your application.

This endorsement allows you, on a one-time basis, to defer the surrender penalty due the first time you request a decrease in the face amount on or after the fifth policy anniversary. If you subsequently request another decrease in face amount or a full or partial surrender during the surrender penalty period for the policy, we will assess the deferred surrender penalty plus the surrender penalty due from this subsequent transaction.

We will not defer the surrender penalty for a full or partial surrender. We will not defer the surrender penalty for a decrease in face amount effective prior to the end of the fifth policy year. You will be assessed the appropriate surrender penalty in those circumstances.


OTHER POLICY PROVISIONS

The following policy provisions may vary by state.

Delay of Payments

We may postpone any transaction involving the separate account during any period when:

o trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the New York Stock Exchange is closed for days other than weekends or holidays;

o    the  Securities  and  Exchange   Commission  has  allowed  or  ordered  the
     suspension described above; or

o the Securities and Exchange Commission has determined that an emergency exists such that disposal of mutual fund securities or valuation of assets is not reasonably practical.

Transactions involving the separate account include the following, to the extent the amounts of the transactions come from the portion of the accumulation value in the separate account:

o        transfers between or among sub-accounts;

o        transfers to or from the separate account;

o        policy loans;

o        exchange of the policy under the Guaranteed Exchange Option;

o        partial or full surrenders; and

o        death benefit payments.

We may delay paying you any portion of a partial or full surrender that comes from the accumulation value in the fixed account for up to six months after we receive your written request for the surrender.

We may delay making a loan to you to the extent that the loan is deducted from the portion of the accumulation value in the fixed account for up to six months after we receive your written request for the loan. We will not delay any loan made to pay premiums due on the policy.

We may delay any payment until all premium checks have cleared.

Guaranteed Exchange Option

Under the Guaranteed Exchange Option, you have a right to exchange your current TransSurvivor Life VUL policy for a fixed joint and last survivor policy offered by us on a policy form designated by us for such purpose. Under this option, you would terminate your coverage under the current policy in exchange for equal coverage under a fixed policy not offering sub-accounts. You may exercise this option at any time before the 20th policy anniversary or the policy anniversary nearest exact age 95, whichever comes first, if all of the following conditions are met:

o        both joint insureds are living;

o        the current policy does not have any outstanding loans; and

o you have not elected to exchange the policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider.

The accumulation value on the date the current policy is exchanged will be transferred to the new policy. After the exchange under this option, you will have a policy which does not offer sub-accounts.

Effective Date. The effective date of the new policy will be the date the current policy is exchanged. The policy date of the new policy will be the same as the policy date of the current TransSurvivor Life VUL policy. We may limit the effective date to the policy anniversary following the date we receive all requirements in good order. Before the date of the exchange, you will continue to have all rights under the current policy, including the right to allocate net premiums to the sub-accounts and to transfer amounts among investment options. If you wish to transfer accumulation values to the fixed account of your policy until the date of the exchange, you must provide us with transfer instructions to that effect.

Application. We must receive all of the following in order to process the exchange:

o A policy change application indicating your request to exercise this option and your request to surrender the current policy.

o The release of any lien against or assignment of the current policy.

o        The current policy.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the current policy together with the policy change application to be the application for the new policy.

New Policy. The exchange must be to a joint and last survivor adjustable life insurance policy that would have been available from us at the time you applied for the current policy. The new policy will be based on the gender, age, class of risk and smoking status of the joint insureds as of the policy date of the current policy. The premiums for the new policy will be based on our published rates in effect on the date you request to exchange the current policy. If the Accelerated Death Benefit Rider or the Estate Protection Rider forms a part of the current policy, they will automatically become a part of the new policy. Any other riders that form a part of the current policy, and any new riders requested, will become a part of the new policy only if we agree to provide them on the date of the exchange. The new policy will take effect immediately upon termination of the current policy. Under no circumstances will we pay a death benefit under both the current policy and the new policy.

Assignment. If there is an assignment on the current policy and you want to carry over that assignment to the new policy, you must execute a new assignment.

Exchange Adjustments. The minimum initial premium for the new policy will be equal to:

o the cumulative total of the required annual premiums applicable for the number of years that the current policy was in force; minus

o        the total accumulation value transferred to the new policy.

The minimum initial premium will be applied to the new policy as a gross premium, subject to any administrative or other charges.

Surrender Penalty Period. The period for which the joint insureds were covered under the current policy before the date of the exchange will be used to reduce the surrender penalty period under the new policy.

Evidence of Insurability. When you exercise this option, we will not require evidence of insurability from either joint insured.

Suicide and Incontestability. The period for which the joint insureds were covered under the current policy before the date of exchange will be used to reduce the time period for any suicide and incontestability provision under the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this on the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds. A change in ownership may have tax consequences.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Termination. This Guaranteed Exchange Option terminates on the earliest:

o        the date of the first death;

o the date you elect to exchange the current policy under the Option to Split the Policy or the Guaranteed Policy Split Option Rider;

o        the 20th policy anniversary;

o        the policy anniversary nearest exact age 95;

o    the date the current policy is changed to paid-up insurance, if applicable;

o        the date the current policy is surrendered or terminated; or

o        the date the current policy lapses under the Grace Period provision.

Misstatement of Age or Sex. If a misstatement of either joint insured's age or gender is found before this option is exercised and the current policy's death benefit is reduced as a result, the face amount of the new policy will be based on the adjusted face amount of the current policy.

If a misstatement of either joint insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the current policy is changed for any reason, we will proportionately change the benefit amount of the option.

Option to Split the Policy

A policy split may have tax consequences. You should consult a qualified tax adviser.

Subject to the following conditions and restrictions, you have the option to exchange the policy for two individual policies, one on each of the lives of the joint insureds, if either of the contingent events listed below occurs. The new policies will not be variable policies. A new policy may not exceed 50% of the face amount of the original policy.

The accumulation value less any outstanding loans under the original policy will be credited to each new policy in the same ratio which the face amount of each new policy bears to the face amount of the original policy. Any remaining net cash value will be paid to you as a partial surrender.

Contingent Events. You may apply for the option if either of the following events occurs:

o A final divorce decree has been issued with respect to the marriage of the joint insureds. The joint insureds must have been married to each other when the original policy was issued.
o A change to federal estate tax provisions of the Internal Revenue Code has occurred which results in either (a) or (b):

a) Code Section 2056(a), or its successor, is amended so as to eliminate or reduce the federal estate tax unlimited marital deduction.

b) Code Section 2001, or its successor, is amended so that the federal estate tax rates are reduced. The reduction must be such that the amount of federal estate tax that would be due at the death of the survivor is 50% or less of the tax that would have been due before the change to the Code.

We will not notify you of any tax law changes that may affect the original policy.

Application. To exercise this option, you must notify our Administrative Office in writing within 6 months of the date that either of the contingent events occur. In the case of events involving changes to the Code, we will count the 6 months from the date of the change in the Code.

We must also receive all of the following items in order to process the exchange:

o The release of any lien against or assignment of the original policy. However, you may instead submit written approval by the lienholders or assignees of the exchange of the policy in a form and manner satisfactory to us with such other documents that we may require.

o Evidence of insurability, satisfactory to us, from each joint insured to be covered under a new policy.

o        The original policy.

o A policy change application indicating your request to exercise this option and your request to surrender the original policy.

o A copy of the final divorce decree, if applicable.

o        Payment of any amount due for the exchange, if applicable.

We will consider the application for the original policy and the policy change application to be the application for each new policy.

Effective Date. The policy date and the effective date of the new policies will be the date we approve the exchange.

New Policy. The exchange must be to a flexible premium adjustable life policy, on a form designated by us for such purpose. We will have at least one policy form available for exchanges. Each new policy issued will be based on the gender, age, class of risk and smoking status of the applicable joint insured as of the date of the exchange. The premiums for each new policy will be based on our published rates in effect on the date of the request to split the original policy. Riders that form a part of the original policy, and any new riders requested, will become a part of each new policy only if we agree to provide them on the date of the exchange. Each new policy will take effect immediately upon the termination of the original policy. Under no circumstances will we pay a death benefit under both the original policy and the new policies.

Loans. Any policy loan will be divided and transferred on a proportionate basis to each new policy.

Exchange Adjustments. The following adjustments may be made at the time of the exchange:

o If you receive a new policy on each joint insured for 50% of the face amount of the original policy and the original policy is in the surrender penalty period, we will waive the surrender penalty applicable to the original policy.

o If you receive a new policy on either of the joint insureds for less than 50% of the face amount of the original policy and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the accumulation value, less any loans, not applied to the new policy. We will also deduct the proportionate portion of the loan not applied to the new policy from any cash value refund.

o If you receive a new policy on only one joint insured and the original policy is still in the surrender penalty period, we will deduct a proportionate surrender penalty from the portion of the accumulation value, less any proportionate portion of the loans attributable to that joint insured.

o The minimum initial premium for each new policy will be equal to:
a) the cumulative total of the required annual premiums applicable to the new policy for the number of years that the original policy was in force; minus

b) the total accumulation value, net of any loans, transferred to the new policy.

We will apply this one time premium to the new policy as a gross premium.

Surrender Penalty Period. Any surrender penalty period in the new policy will begin on the policy date of the new policy.

Ownership. The owner of the new policy will be the same as the owner of the current policy. If you do not want the owner of the current policy to be the owner of the new policy, you must indicate this in the application for the new policy and complete a transfer of ownership form. We may also require that the owner of the new policy provide us with evidence of insurable interest in the lives of the joint insureds.

Beneficiary. The beneficiary of the new policy will be the same as the beneficiary of the current policy. If you do not want the beneficiary of the current policy to be the beneficiary of the new policy, you must indicate this in the policy change form and complete a change of beneficiary form. We may also require that the new beneficiary provide us with evidence of insurable interest in the lives of the joint insureds.

Suicide and Incontestability. If we approve the exchange, the period for which the joint insureds were covered before the date of the exchange will be used to reduce the time period for the suicide exclusion and incontestability provisions under the new policies.

Termination. This option terminates on the earliest of the following dates:

o        the date of death of the first joint insured to die;

o the date you elect to exchange the original policy under the Guaranteed Exchange Option or the Guaranteed Policy Split Option Rider, if such rider is attached to the policy;

o    the  date  the  original  policy  is  changed  to  paid-up  insurance,   if
     applicable;

o        the date the original policy is surrendered or terminated; or

o        the date the original policy lapses under the Grace Period provision.

Misstatement of Age or Sex. We will follow these rules:

o If a misstatement of either of the joint insured's age or gender is found before this option is exercised and the original policy's death benefit is reduced as a result, the face amount of each new policy will be based on the adjusted face amount of the current policy.

o If a misstatement of either of the joint insured's age or gender is found after this option is exercised, the death benefit amount under the new policy will be subject to the Misstatement of Age or Sex provision of the new policy.

Policy Changes. If the face amount of the original policy is changed for any reason, we will proportionately change the face amount available under the option.

Incontestability of the Policy

Except for fraud or nonpayment of premiums, the policy will be incontestable with respect to either joint insured after it has been in force during the lifetime of that joint insured for two years from the date of issue. This provision does not apply to any rider or endorsement providing benefits specifically for disability or death by accident.

We must be notified of the first death if it occurs during the first two policy years. If the policy is rescinded for any contestable reason (e.g. material misrepresentation), we will be liable only for the amount of premiums, less any partial surrenders and any outstanding loans and loan interest due. The policy will be rescinded as of the policy date.

Misstatement of Age or Sex in the Application

If there is a misstatement of both or either joint insured's age or gender in the application, we will adjust the excess of the death benefit over the accumulation value to that which would be purchased by the most recent monthly deduction at the correct age or gender. There will be no adjustment beyond exact age 100, except as provided under the Full Death Benefit Rider.

Suicide

If either joint insured dies by suicide, while sane or insane, within two years from the date of issue, we will be liable only for the amount of premiums paid, less any partial surrenders, surrender penalty free withdrawals, loans and loan interest due. The policy will be rescinded as of the policy date.


SETTLEMENT OPTIONS

Benefit Payment Options

When the survivor dies while the policy is in force, we will pay the death benefit in a lump sum unless you or the beneficiary choose a settlement option. You may choose a settlement option while the survivor is living. You may choose one of these options as a method of receiving any surrender proceeds that are available under the policy. The beneficiary may choose a benefit option after the survivor has died. The beneficiary's right to choose will be subject to any benefit payment option restrictions in effect at the survivor's death.

Settlement options are obligations of and are paid from our general account and are not based on the investment experience of the separate account.

When we receive a satisfactory written request, we will pay the benefit according to one of these options:

OPTION A: Installments for a Guaranteed Period. We will pay equal installments for a guaranteed period of from one to thirty years. Each installment will consist of part benefit and part interest. We will pay the installments monthly, quarterly, semi-annually or annually, as requested.

OPTION B: Installments for Life with a Guaranteed Period. We will pay equal monthly installments as long as the designated individual is living, but we will not make payments for less than the guaranteed period the payee chooses. The guaranteed period may be either 10 years or 20 years. We will pay the installments monthly.

OPTION C: Benefit Deposited with Interest. We will hold the benefit on deposit. It will earn interest at the annual interest rate we are paying as of the date of the survivor's death or the date you surrender the policy. We will not pay less than 2 1/2% annual interest. We will pay the earned interest monthly, quarterly, semi-annually or annually, as requested. The payee may withdraw part or all of the benefit and earned interest at any time.

OPTION D: Installments of a Selected Amount. We will pay installments of a selected amount until we have paid the entire benefit and accumulated interest.

OPTION E: Annuity. We will use the benefit as a single payment to buy an annuity. The annuity may be payable based on the life of one or two designated individuals. It may be payable for life with or without a guaranteed period, as requested. The annuity payment will not be less than payments available under our then current annuity contracts.

General

The payee may arrange any other method of benefit payment as long as we agree to it. There must be at least $10,000 available for any option and the amount of each installment must be at least $100. If the benefit amount is not enough to meet these requirements, we will pay the benefit in a lump sum.

Installments that depend on the designated individual's age are based on that individual's age on his or her nearest birthday that is nearest the date of the survivor's death or the date you surrender the policy. If the net death benefit is payable, the settlement option will start on the date of the survivor's death. If you surrender the policy, the settlement option will start on the date we receive your written surrender request.

We will pay the first installment under any option on the date the option starts. Any unpaid balance we hold under Options A, B or D will earn interest at the rate we are paying at the time of settlement. We will not pay less than 3% annual interest.
If the payee does not live to receive all guaranteed payments under Options A, B or D or any amount deposited under Option C, plus any accumulated interest, we will pay the remaining benefit as scheduled to the payee's estate. If the payee does not live to receive all guaranteed payments under Option E, we will pay the remaining benefit as scheduled to the payee's estate. The payee may name and change a successor payee for any amount we would otherwise pay the payee's estate.


REPORTS

We maintain the records for the separate account.

We will send you a statement at least once a year, without charge, showing the face amount, accumulation value, net cash value, loans, partial surrenders, surrender penalty free withdrawals, premium qualification credits, premiums paid and charges as of the statement date. The statement will also include summary information about the portions of your accumulation value in the fixed account, the sub-accounts and the loan account. We may include additional information.

Scheduled periodic transactions, such as monthly premiums under the pre-authorized withdrawal program and monthly deductions, will be confirmed quarterly in lieu of an immediate transaction confirmation.

Upon written request at any time, we will send you an illustration of your policy's benefits and values. There will be no charge for the first illustration in each policy year. We reserve the right to charge a fee up to $25 for any illustration after the first in any policy year.


SALES OF POLICY

We currently offer the policies on a continuous basis. We anticipate continuing to offer the policies, but reserve the right to discontinue the offering.

Principal Underwriter

Transamerica Securities Sales Corporation, or TSSC, acts as the principal underwriter and general distributor of the policy pursuant to a distribution agreement with us. TSSC is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of NASD, Inc. TSSC is not a member of the Securities Investor Protection Corporation. TSSC was organized on February 26, 1986, under the laws of the state of Maryland. TSSC enters into selling agreements with other broker-dealers for sales of the policies through their sales representatives who are appointed by us to sell variable universal life insurance policies.

TSSC's principal business office is located at 1150 South Olive Street, Los Angeles, California 90015-2211. TSSC is an affiliate of TOLIC and, like TOLIC, is an indirect, wholly owned subsidiary of AEGON USA.

Sales Compensation

The policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TSSC. Sales representatives are appointed as our insurance agents.

During years 2005, 2004, and 2003, the amounts paid to TSSC in connection with all policies sold through the separate account were $1,902,941.62, $426,865.22, and $343,103.28, respectively. TSSC passes through commissions it receives to selling firms for their sales and does not retain any portion of it.

We, TSSC and/or TCI may pay certain selling firms additional cash amounts for:
(1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses incurred by them.

We intend to recoup commissions and other sales expenses primarily, but not exclusively, through:

o        the administrative charge;

o        the surrender penalty; and

o investment earnings on amounts allocated under policies to the fixed account.

Commissions paid on the policy, including other incentives or payments, are not charged directly to the policy owners or the separate account.

Pending regulatory approvals, TSSC intends to distribute the policy in all states, except New York, as well as in the District of Columbia, and in certain possessions and territories.

Sales in Special Situations

We may sell the policies in special situations that are expected to involve reduced expenses for us. These instances may include sales to sales agents, known as registered representatives, and their families. To qualify, sale agents must be appointed with us to sell our variable universal life insurance products in the state in which they reside and/or regularly conduct business as a registered representative. Families are the registered representative's spouse and children under age 21.

In these situations, we may offer policies to these individuals in which both:

a) the surrender penalties are waived for full and partial surrenders, as well as for reductions in face amount; and

b) no compensation is paid by us to the registered representative's broker-dealer.

These reductions in fees or charges may be taxable.


PERFORMANCE INFORMATION

We may publish average annual total return performance information based on the periods that the portfolios have been in existence. The results for any period prior to the policies being offered will be calculated as if the policies had been offered during that period of time, with all charges assumed to be those applicable to the sub-accounts and the portfolios.

The average annual total returns shown will reflect sub-account performance, and will include deductions for expenses of the portfolios and for the mortality and expense risk charge of the separate account. The performance numbers will generally NOT include any of the charges, fees or deductions associated with the policies including charges for any riders. Specifically, they will not include the applicable administrative charge of up to 12.00% of premium (or, on a current basis, up to 6.00% of premium); the monthly deductions (which include rider charges, among other charges); any other fees or charges; nor the surrender charges for surrenders during the first 15 policy years. If these charges, fees and deductions were taken into consideration, the performance would have been less. We may publish other performance calculations.

Average annual total returns assume that a sub-account's performance is constant over the entire period for which returns are shown. Because average annual total returns tend to smooth out variations in annual performance return, they are not the same as actual year-by-year results.

Calculation of Average Annual Total Returns
Quotations of average annual total return for any sub-account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a sub-account over a period of one, five and ten years (or, if less, up to the life of the sub-account), calculated pursuant to the formula:

P (1 + T)n = ERV

         Where:
         P        =        the initial value
         T        =        an average annual total return
         N        =        the number years
         ERV      =        the ending  value  made at the  beginning  of the 1,
                           5, or 10 year period at the end of the 1, 5, 10 year period (or fractional portion thereof).

A deduction for the mortality and expense risk charge is reflected in the average annual total returns published. We reduce the average annual returns calculated according to the formula, above, by the annual effective rate of 0.25% in order to reflect the effect of the deduction for mortality and expense risk charge.

Sub-Account Average Annual Total Returns Net of Portfolio Expenses and Sub-Account Expenses (as of 12/31/05).

The performance information in the following table reflects sub-account performance net of portfolio expenses and sub-account expenses. The performance shown does NOT include any of the policy charges, fees, or expenses. Specifically, the performance shown does not reflect the administrative charge deducted from premiums; the monthly deductions (including any rider charges) under the policy; nor surrender penalties. If these charges and deductions were included, the figures below would be lower. You may request a personalized illustration from your registered representative which reflects the cost of your insurance as well as the sub-accounts' expenses.


                                         Portfolio                                        Since       Sub-Account    Since
Portfolio                                Inception   One Year   Five Years    Ten Years   Inception   Inception   Sub-Account
---------
                                           Date                                                          Date      Inception
                                                                                                                     Date
AEGON/Transamerica Asset Allocation -
Conservative Portfolio - Initial Class  05/01/2002     4.86%        N/A          N/A        6.88%     05/01/2005     7.63%
AEGON/Transamerica Asset Allocation -
Growth Portfolio - Initial Class        05/01/2002    11.91%        N/A          N/A        8.66%     05/01/2005    16.95%
AEGON/Transamerica Asset Allocation -
Moderate Growth Portfolio - Initial     05/01/2002     9.63%        N/A          N/A        8.29%     05/01/2005    14.22%
Class
AEGON/Transamerica Asset Allocation -
Moderate Portfolio - Initial Class      05/01/2002     7.15%        N/A          N/A        7.50%     05/01/2005    10.99%
AEGON/Transamerica Capital Guardian
Global - Initial Class(1)               02/03/1998     9.90%       3.66%         N/A        5.99%     05/01/2002     8.94%
AEGON/Transamerica Capital Guardian
Value - Initial Class                   05/27/1993     7.44%       7.12%        9.01%       10.17%    05/01/2002     8.10%
AEGON/Transamerica Clarion Global
Real Estate Securities - Initial        05/01/1998    13.15%      18.37%         N/A        12.39%    5/01/2005     17.04%
Class(11)
AEGON/Transamerica Federated Growth &
Income - Initial Class                  03/01/1994     4.70%      10.88%       11.35%       11.12%    05/01/2002     8.65%
AEGON/Transamerica Great Companies
TechnologySM - Initial Class             05/1/2000     1.79%      -8.50%         N/A       -13.78%    05/01/2005    16.86%
AEGON/Transamerica JP Morgan Mid Cap
Value - Initial Class(12)               05/03/1999     8.79%       6.34%         N/A        7.69%     05/01/2005    10.07%
AEGON/Transamerica Marsico Growth -
Initial Class                           05/03/1999     8.31%      -0.67%         N/A        0.60%     05/01/2005    13.90%
AEGON/Transamerica Mercury Large Cap
Value - Initial Class                   05/01/1996    15.56%       8.16%         N/A        9.72%     05/01/2005    16.26%
AEGON/Transamerica PIMCO Total Return
- Initial Class(8)                      05/01/2002     2.07%        N/A          N/A        4.61%     05/01/2003     3.15%
AEGON/Transamerica Templeton Great
Companies Global - Initial Class        12/03/1992     7.07%      -4.05%        8.37%       10.65%    05/01/2005    11.50%
AEGON/Transamerica Third Avenue Value
- Initial Class                         01/02/1998    18.62%      13.49%         N/A        13.37%    05/01/2005    21.44%
AEGON/Transamerica Transamerica
Convertible Securities - Initial Class  05/01/2002     3.59%        N/A          N/A        8.35%     05/01/2005    13.10%
AEGON/Transamerica Transamerica
Equity - Initial Class(3)               02/26/1969    16.25%       2.30%       13.96%        N/A      02/01/2001     1.20%
AEGON/Transamerica Transamerica
Growth Opportunities - Initial Class    05/02/2001    15.89%        N/A          N/A        11.80%    05/01/2005    27.37%
AEGON/Transamerica Transamerica Money
Market - Initial Class(4)               01/02/1998     2.62%       1.64%         N/A        2.86%     02/01/2001     1.58%
AEGON/Transamerica Transamerica U.S.
Government Securities - Initial Class   05/13/1994     1.89%       3.59%        4.38%       4.98%     05/01/2005     1.24%
AEGON/Transamerica Van Kampen Mid-Cap
Growth - Initial Class(1)(,10)          03/01/1993     7.28%      -8.20%        8.70%       11.13%    05/01/2001    -4.63%

                                                                                                                     Since
                                         Portfolio                                                    Sub-Account Sub-Account
Portfolio                                Inception                                        Since       Inception    Inception
                                           Date      One Year   Five Years    Ten Years   Inception      Date        Date
Alger American Income & Growth -
Class O                                 11/15/1988     3.18%      -3.33%        9.74%       9.81%     02/01/2001    -3.19%
AllianceBernstein VP Growth and
Income Portfolio - Class B              06/01/1999     4.34%       3.41%         N/A        4.81%     02/01/2001     2.20%
AllianceBernstein VP Large Cap Growth
Portfolio - Class B                     07/14/1999    14.56%      -2.83%         N/A        -3.16%    02/01/2001    -4.26%
Dreyfus Investment Portfolios -
MidCap Stock Portfolio - Initial        05/01/1998     8.90%       6.59%         N/A        6.31%     05/01/2001     7.33%
Shares(1)
The Dreyfus Socially Responsible
Growth Fund, Inc. - Initial Shares      10/07/1993     3.36%      -5.49%        5.67%       7.89%     05/01/2001    -3.86%
Dreyfus VIF - Appreciation Portfolio
- Initial Shares                        04/05/1993     4.12%      -0.18%        8.53%       9.84%     02/01/2001    -0.45%
Dreyfus VIF - Developing Leaders
Portfolio - Initial Shares(1,2)         08/31/1990     5.54%       3.08%        7.74%       22.39%    02/01/2001     2.59%
Fidelity VIP Contrafund(R) Portfolio -
Service Class 2                         01/12/2000    16.36%       6.10%         N/A        4.35%     05/01/2002    11.62%
Fidelity VIP Equity-Income Portfolio
- Service Class 2                       01/12/2000     5.31%       3.38%         N/A        4.47%     05/01/2002     6.47%
Fidelity VIP Index 500 Portfolio -
Service Class 2                         01/12/2000     4.29%      -0.12%         N/A        -1.38%    05/01/2002     5.32%
Franklin Small-Midcap Growth
Securities Fund - Class 21,9            01/06/1999     4.53%      -0.88%         N/A        6.31%     05/01/2001     1.46%
Franklin Small Cap Value Securities
Fund - Class 2(1)                       01/06/1999     8.50%      12.62%         N/A        12.19%    05/01/2002     9.81%
Janus Aspen Series Balanced - Service
Shares                                  12/31/1999     7.39%       3.06%         N/A        2.13%     02/01/2001     2.82%
Janus Aspen Series Worldwide Growth -
Service Shares(1)                       12/31/1999     5.30%      -4.97%         N/A        -6.96%    02/01/2001    -5.74%
MFS(R) Emerging Growth Series - Initial
Class(1)                                07/24/1995     8.92%      -6.91%        6.50%       7.85%     02/01/2001    -5.67%
MFS(R) Investors Trust Series- Initial
Class                                   10/09/1995     7.05%      -0.88%        7.12%       7.62%     02/01/2001    -0.76%
MFS(R) Research Series - Initial Class
                                        07/26/1995     7.53%      -1.80%        6.81%       7.54%     02/01/2001    -2.63%
PIMCO VIT Real Return - Admin Class
                                        09/30/1999     1.74%       9.05%         N/A        9.41%     05/01/2005     0.30%
PIMCO VIT StocksPLUS Growth & Income
- Admin Class                           12/31/1997     3.23%       0.84%         N/A        4.85%     02/01/2001     0.10%
Premier VIT OpCap Managed Portfolio(6)
                                        08/01/1988     5.02%       2.09%        7.34%       12.34%    02/01/2001     2.12%
Premier Advisors VIT OpCap Small Cap
Portfolio(1,7)                          08/01/1988    -0.19%       7.13%       10.04%       11.66%    02/01/2001     6.83%
Van Kampen UIF Core Plus Fixed Income
- Class 1(5)                            01/02/1997     3.95%       5.68%         N/A        6.02%     02/01/2001     5.26%
Van Kampen UIF Emerging Markets
Equity - Class 1(1,5)                   10/01/1996    33.52%      15.71%         N/A        6.68%     02/01/2001    12.93%
Van Kampen UIF High Yield - Class
1(1,5)                                  01/02/1997     0.81%       4.00%         N/A        3.58%     02/01/2001     2.40%
Van Kampen UIF International Magnum -
Class 1(1,5)                            01/02/1997    10.79%       1.94%         N/A        3.79%     02/01/2001     2.25%

1. Investing in these types of sub-accounts may involve greater risks. As a result, these sub-accounts may experience greater price volatility.

2. Portfolio name effective January 2, 2003; formerly, Dreyfus VIF-Small Cap Portfolio-Initial Shares. Performance prior to January 2, 2003 is that of Dreyfus VIF-Small Cap Portfolio-Initial Class.

3. The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, the Growth Portfolio of the Transamerica Variable Insurance Fund, Inc.

4. Before May 1, 2002, this Portfolio was sub-advised by J.P. Morgan Investment Management, Inc. Performance prior to May 1, 2002, reflects that of Money Market Portfolio of Transamerica Variable Insurance Fund, Inc.

5. Morgan Stanley Investment Management, Inc. does business in certain instances using the name "Van Kampen" or "Miller Anderson".

6. On September 16, 1994, an investment company which began operations on August 1, 1988, called Quest for Value Accumulation Trust (the "Old Trust") was effectively divided into two investment funds - the Old Trust and the present Premier VIT (formerly PIMCO Advisors VIT, the "Present Trust") - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Managed Portfolio of the Present Trust reflect the performance of the Managed Portfolio of the Old Trust.

7. On September 16, 1994, an investment company which began operations on August 1, 1988, Called Quest for Value Accumulation Trust (the "Old Trust"), was effectively divided into two investment funds - at which time the Present Trust began operations. For the period before September 16, 1994, the performance figures for the Small Cap Portfolio of the Present Trust reflect the performance of the Small Cap Portfolio of the Old Trust.

8. AEGON/Transamerica PIMCO Total Return sub-account effective date is May 1, 2003. The performance figures shown are adjusted historical performance.

9. The Franklin Technology Securities Fund - Class 2 merged into the Franklin Small - MidCap Growth Securities Fund - Class 2 (formerly Franklin Small Cap Fund - Class 2) effective May 1, 2003.

10. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Van Kampen Emerging Growth. Performance prior to November 1, 2005 is that of AEGON/Transamerica Van Kampen Emerging Growth.

11. Portfolio name effective November 1, 2005; formerly AEGON/Transamerica Clarion Real Estate Securities. Performance prior to November 1, 2005 is that of AEGON/Transamerica Clarion Real Estate Securities.

12. Effective December 12, 2005, the ATST JP Morgan Mid Cap Value sub-account is closed to new investments. No new net premiums may be allocated to the sub-account, and transfers into the sub-account are not allowed.


Money Market Portfolio Yields

From time to time we may advertise the current yield and effective yield of money market portfolios. Both yield figures are based on historical earnings and are not intended to indicate future performance. The current yield of the portfolio refers to the income generated by an investment in the portfolio over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

Current yield for a money market portfolio will be computed by determining the net change in the value of a hypothetical investment at the end of a seven-day period from the beginning value, and dividing the difference by the value of the hypothetical investment at the beginning of the base period to obtain the base period return. This base period return is then multiplied by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of effective yield begins with the same base period return used in the calculation of yield, which is then annualized to reflect weekly compounding based on the following formula:

         Effective Yield = [(Base Period Return + 1)365/7] - 1

Yields for Money Market Portfolios (as of 12/31/05)
                                                                     7-Day                7-Day
Portfolio                                                        Current Yield       Effective Yield
---------
AEGON/Transamerica Transamerica Money Market -Initial Class          3.57%                3.63%

Other Performance Information

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. One-year total return and average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which a sub-account invests and the market conditions during the given time period, and should not be considered a representation of what may be achieved in the future.

We will provide prospective owners with customized illustrations showing how charges, fees, deductions, premiums and other policy activity could affect death benefits.

We may compare performance information for a sub-account in reports and promotional literature to:

o        Standard & Poor's 500 Stock Index, or S&P 500;

o        Dow Jones Industrial Average, or DJIA;

o        Shearson Lehman Aggregate Bond Index;

o    other  unmanaged  indices  of  unmanaged   securities  widely  regarded  by
     investors as representative of the securities markets;

o other groups of variable life separate accounts or other investment products tracked by Lipper Analytical Services;

o other services, companies, publications, or persons such as Morningstar, Inc., who rank the investment products on performance or other criteria; and

o        the Consumer Price Index.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for insurance and administration charges, separate account charges and portfolio management costs and expenses. Performance information for any sub-account reflects only the performance of a hypothetical investment in the sub-account during a period. It is not representative of what may be achieved in the future. However, performance information may be helpful in light of market conditions during a period and in considering a portfolio's success in meeting its investment objectives.

In advertising, sales literature, publications or other materials, we may give information on various topics of interest to policy owners and prospective policy owners. These topics may include:

o the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques, such as value investing, market timing, dollar cost averaging, asset allocation and automatic account rebalancing;

o the advantages and disadvantages of investing in tax-deferred and taxable investments;

o        customer profiles and hypothetical payment and investment scenarios;

o        financial management and tax and retirement planning; and

o investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policies and the characteristics of, and market for, the financial instruments.



ILLUSTRATIONS OF DEATH BENEFIT, ACCUMULATION VALUES AND NET CASH VALUE

The following tables illustrate the way in which a policy's death benefit, accumulation value, and net cash value could vary over an extended period. The policy is a joint and last survivor variable universal life insurance policy. The policy provides life insurance protection on two individuals - the joint insureds - with any death benefit payable upon the death of the second of the joint insureds to die. Results will vary for each combination of joint insureds covered under a policy, and the results shown in the following tables may not be representative of results that would apply to you.

To request a personalized illustration for you based on the age, gender, and underwriting class of each joint insured, as well as the death benefit option, planned premiums and other factors, please contact your registered representative.

Assumptions

The tables illustrate a policy insuring a male, age 56 at issue, and a female, age 52 at issue, each qualifying for our preferred non-smoker underwriting class. The illustrated policy provides for a face amount of $1,100,000 and an Option 1 (level) Death Benefit Option. One table illustrates values based on the guaranteed charges for the policy, and the other table illustrates values based on the current charges.

The tables assume that no policy loan has been made; that you have not requested a decrease in the face amount; that no partial surrenders have been made; and that no transfers above 18 have been made in any policy year (so that no related transaction or transfer charges have been incurred). The tables assume that no riders are in effect on the policy. The tables assume that the Endorsement to Modify Grace Period was included at issue and remained in effect through the 20-year Select Period.

The tables assume that a premium of $8,800 is paid at the beginning of each policy year until the policy anniversary nearest the younger insured's 100th birthday, and that all premiums are allocated to and remain in the separate account for the entire period shown. The tables are based on hypothetical gross investment rates of return for the portfolios (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross (after tax) annual rates of 0%, 6%, and 10%.

The accumulation values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 10% over a period of years, but fluctuated above or below such averages for individual policy years. The values also would be different depending on the allocation of the policy's total accumulation value among the sub-accounts if the actual rates of return averaged 0%, 6%, or 10%, but the rates of each portfolio varied above and below such averages.

The illustrations reflect the arithmetic average of the portfolio expenses for calendar year 2005 and are not a representation or guarantee of investment returns, accumulation value, or other policy values. Depending on the timing and degree of fluctuation in actual investment returns, the actual values under your policy could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the policy unless the owner pays more than the stated premium.


Deductions for Charges

The amounts shown for the death proceeds and accumulation values take into account:

1. an administrative charge of 6.00% of each premium payment deducted from each premium for current charges, or an administrative charge of 12.00% of each premium payment deducted from each premium for guaranteed charges;
2. the monthly deductions (at the current scale for current charges and at the guaranteed scale for guaranteed charges); and
3. the daily charge against the sub-accounts for mortality and expense risks equivalent to 0.25% on an annual basis.

Expenses of the Portfolios

The amounts shown in the tables also take into account the portfolio management fees and operating expenses, which are assumed to be at an annual rate of 0.87% the average daily net assets of the portfolios. The rate of 0.87% is the simple average of the total portfolio annual expenses for all of the portfolios as shown in the Portfolio Expenses table in the prospectus. The rate of 0.87% does not take into account expense waiver or reimbursement arrangements. The fees and expenses of each portfolio vary, and, in 2005, ranged from an annual rate of 0.14% to an annual rate of 1.66% of average daily net assets. The portfolio management fees and operating expenses associated with the policy may be more or less than 0.87% in the aggregate, depending upon how you make allocations of the accumulation value among the sub-accounts. For more information on portfolio expenses, see the Portfolio Expenses Table in this prospectus and the prospectuses for the portfolios.

Net Annual Rates of Investment

Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87 % charge for portfolio management fees and operating expenses, the gross annual rates of investment return of 0%, 6% and 10% correspond to net annual rates of -1.12%, 4.88% and 8.88%, respectively.

The tables illustrate how the policy would perform based on the assumptions regarding the joint insureds, the face amount and death benefit option, the premiums paid, the charges assessed, and the rates of return shown. Changes in any of the assumptions would result in different illustrated results. Results would be other than those shown based on, among other things, differences in:

o        the age, gender, or underwriting risk class of each joint insured;
o        the face amount and death benefit option selected;
o        the charges and expenses assessed;
o        the premiums paid;
o        policy loans and partial or full surrenders taken;
o        riders elected;
o        policy changes made; and
o        rates of return.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                            TRANSSURVIVORSM LIFE VUL
                             SEPARATE ACCOUNT VUL-4
        JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Annual Premium Until Age 100 of the Younger Insured: $8,800                  Insured: Male, Preferred Nonsmoker, Age 56
7-Pay Premium Limits: $53,927                                        Joint Insured: Female, Preferred Nonsmoker, Age 52
                                                                                                Face Amount: $1,100,000
                                                                                                Death Benefit: Option 1

                          BASED ON CURRENT MONTHLY DEDUCTIONS AND ADMINISTRATIVE CHARGE,
                          MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES

----------- ---------------------------------------- ----------------------------------------- -------------------------------------
                        Hypothetical 0%                          Hypothetical 6%                            Hypothetical 10%
                    Gross Investment Return                  Gross Investment Return                    Gross Investment Return

End of
Policy     Net Cash     Accumulation      Death       Net Cash    Accumulation      Death       Net Cash     Accumulation      Death
Year        Value         Value         Benefit       Value          Value        Benefit        Value          Value        Benefit
1           $0          $7,121      $1,100,000        $0          $7,583      $1,100,000        $0           $7,891       $1,100,000
2         $2,071       $14,325      $1,100,000      $3,455        $15,709     $1,100,000      $4,409         $16,663      $1,100,000
3        $10,048       $21,443      $1,100,000     $12,831        $24,226     $1,100,000      $14,814        $26,209      $1,100,000
4        $18,079       $28,473      $1,100,000     $22,757        $33,151     $1,100,000      $26,199        $36,593      $1,100,000
5        $26,008       $35,413      $1,100,000     $33,094        $42,499     $1,100,000      $38,483        $47,888      $1,100,000

6        $33,711       $42,257      $1,100,000     $43,739        $52,285     $1,100,000      $51,622        $60,168      $1,100,000
7        $41,283       $48,829      $1,100,000     $54,796        $62,342     $1,100,000      $65,778        $73,324      $1,100,000
8        $48,739       $55,294      $1,100,000     $66,302        $72,857     $1,100,000      $81,061        $87,616      $1,100,000
9        $55,943       $61,640      $1,100,000     $78,142        $83,839     $1,100,000      $97,433       $103,130      $1,100,000
10       $63,167       $67,863      $1,100,000     $90,609        $95,305     $1,100,000     $115,277       $119,973      $1,100,000

15       $96,734       $96,734      $1,100,000     $160,345      $160,345     $1,100,000     $228,224       $228,224      $1,100,000
20       $119,465      $119,465     $1,100,000     $238,312      $238,312     $1,100,000     $389,700       $389,700      $1,100,000
25       $129,758      $129,758     $1,100,000     $327,135      $327,135     $1,100,000     $629,996       $629,996      $1,100,000
30       $112,116      $112,116     $1,100,000     $418,767      $418,767     $1,100,000     $991,614       $991,614      $1,279,183
35       $36,884       $36,884      $1,100,000     $499,360      $499,360     $1,100,000    $1,525,101     $1,525,101     $1,830,122

40          $0            $0            $0         $512,111      $512,111     $1,100,000    $2,281,154     $2,281,154     $2,600,516
45          $0            $0            $0         $170,604      $170,604     $1,100,000    $3,295,686     $3,295,686     $3,526,384
50          $0            $0            $0            $0            $0            $0        $4,887,075     $4,887,075     $5,082,559
55          $0            $0            $0            $0            $0            $0        $7,478,071     $7,478,071     $7,777,195
60          $0            $0            $0            $0            $0            $0        $11,442,744    $11,442,744   $11,900,454

63          $0            $0            $0            $0            $0            $0        $14,769,796    $14,769,796   $15,360,589
----- ----------- --------------- ------------ ------------- -------------- ------------ -------------- -------------- -------------

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the younger insured's 115th birthday if the survivor is still living, subject to all policy provisions.

$0 amount in the death benefit column and in the net cash value column after the end of the 35th policy year, above, indicates that the policy, as illustrated, lapsed without value.

The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87% charge for average portfolio expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12%, 4.88 % and 8.88 %, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.



                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY
                            TRANSSURVIVORSM LIFE VUL
                             SEPARATE ACCOUNT VUL-4
        JOINT AND LAST SURVIVOR VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Annual Premium Until Age 100 of the Younger Insured: $8,800             Insured: Male, Preferred Nonsmoker, Age 56
7-Pay Premium Limits: $53,927                                   Joint Insured: Female, Preferred Nonsmoker, Age 52
                                                                                           Face Amount: $1,100,000
                                                                                           Death Benefit: Option 1

                         BASED ON GUARANTEED MONTHLY DEDUCTIONS AND ADMINISTRATIVE CHARGE,
                           MORTALITY & EXPENSE RISK CHARGE AND AVERAGE PORTFOLIO EXPENSES
-- ----------------------------------------- ----------------------------------------- --------------------------------------------
                        Hypothetical 0%                           Hypothetical 6%                            Hypothetical 10%
                    Gross Investment Return                   Gross Investment Return                    Gross Investment Return

End of
Policy    Net Cash    Accumulation      Death       Net Cash    Accumulation      Death                      Accumulation      Death
   Year   Value          Value        Benefit       Value          Value        Benefit    Net Cash Value      Value         Benefit
1           $0          $6,599       $1,100,000       $0          $7,029       $1,100,000        $0          $7,316       $1,100,000
2          $985         $13,239      $1,100,000     $2,271        $14,525      $1,100,000      $3,158       $15,412       $1,100,000
3         $8,405        $19,800      $1,100,000    $10,987        $22,382      $1,100,000     $12,826       $24,221       $1,100,000
4        $15,884        $26,278      $1,100,000    $20,219        $30,613      $1,100,000     $23,410       $33,804       $1,100,000
5        $23,267        $32,672      $1,100,000    $29,828        $39,233      $1,100,000     $34,820       $44,225       $1,100,000

6        $29,669        $38,215      $1,100,000    $38,931        $47,477      $1,100,000     $46,216       $54,762       $1,100,000
7        $35,706        $43,252      $1,100,000    $48,117        $55,663      $1,100,000     $58,221       $65,767       $1,100,000
8        $41,354        $47,909      $1,100,000    $57,369        $63,924      $1,100,000     $70,870       $77,425       $1,100,000
9        $46,428        $52,125      $1,100,000    $66,502        $72,199      $1,100,000     $84,036       $89,733       $1,100,000
10       $51,131        $55,827      $1,100,000    $75,718        $80,414      $1,100,000     $97,982       $102,678      $1,100,000

15       $62,568        $62,568      $1,100,000    $116,246      $116,246      $1,100,000     $175,136      $175,136      $1,100,000
20       $32,820        $32,820      $1,100,000    $124,199      $124,199      $1,100,000     $250,291      $250,291      $1,100,000
25          $0            $0             $0        $46,049        $46,049      $1,100,000     $292,699      $292,699      $1,100,000
30          $0            $0             $0           $0            $0             $0         $201,505      $201,505      $1,100,000
35          $0            $0             $0           $0            $0             $0            $0            $0             $0

40          $0            $0             $0           $0            $0             $0            $0            $0             $0
45          $0            $0             $0           $0            $0             $0            $0            $0             $0
50          $0            $0             $0           $0            $0             $0            $0            $0             $0
55          $0            $0             $0           $0            $0             $0            $0            $0             $0
60          $0            $0             $0           $0            $0             $0            $0            $0             $0

61          $0            $0             $0           $0            $0             $0            $0            $0             $0
------ ------------ --------------- ------------ ------------ --------------- ------------ -------------- ---------------- --------

(1) Values will be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause the policy to lapse because of insufficient accumulation value or, as applicable, net cash value. There is no stipulated maturity date for the policy. The policy may continue in force beyond the policy anniversary nearest the younger insured's 115th birthday if the survivor is still living, subject to all policy provisions. * The death benefit is maintained under the Endorsement to Modify Grace Period. $0 amount in the death benefit column and in the net cash value column after the end of the 20th policy year, above, indicates that the policy, as illustrated, lapsed without value. The hypothetical investment rates of return are illustrative only. They are not a representation of past or future investment rates of return. Investment results may be more or less than those shown. Investment results will depend on investment allocations and the different investment rates of return for the portfolios. These hypothetical investment rates of return may not be achieved for any one year or sustained over any period. The gross rates of return shown do not reflect the deductions of the charges and expenses of the portfolios. Taking into account the separate account mortality and expense risk charge of 0.25%, and the assumed 0.87 % charge for average portfolio expenses, the gross annual rates of investment return of 0%, 6% and 10% shown above correspond to net annual rates of -1.12 %, 4.88 % and 8.88 %, respectively. The death benefit, accumulation value, and net cash value for a policy would be different from those shown if actual gross rates of return averaged 0%, 6%, or 10 % over a period of years but fluctuated above or below those averages for individual policy years. They would also be different if any partial surrenders or policy loans were made.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the separate account at December 31, 2005 and for the periods disclosed in the index to the financial statements, and the statutory-basis financial statements of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing herein, have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their respective reports thereon appearing else where herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


FINANCIAL STATEMENTS

The statutory-basis financial statements of Transamerica Occidental Life Insurance Company should be considered only as bearing on our ability to meet our obligations under the policy. They should not be considered as bearing on the investment performance of the assets held in the separate account.

The separate account's financial statements also appear on the following pages.

FINANCIAL STATEMENTS AND SCHEDULES - STATUTORY BASIS

Transamerica Occidental Life Insurance Company
Years Ended December 31, 2005, 2004, and 2003

             Transamerica Occidental Life Insurance Company

              Financial Statements and Schedules - Statutory Basis

                  Years Ended December 31, 2005, 2004, and 2003




                                    Contents

Report of Independent Registered Public Accounting Firm..................................................1

Audited Financial Statements

Balance Sheets - Statutory Basis.........................................................................3
Statements of Operations - Statutory Basis...............................................................5
Statements of Changes in Capital and Surplus - Statutory Basis...........................................7
Statements of Cash Flow - Statutory Basis................................................................8
Notes to Financial Statements - Statutory Basis.........................................................10

Statutory-Basis Financial Statement Schedules

Schedule I - Summary of Investments - Other Than Investments in Related Parties.........................60
Schedule III - Supplementary Insurance Information......................................................61
Schedule IV - Reinsurance...............................................................................62


             Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Occidental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Transamerica Occidental Life Insurance Company (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2005 and 2004, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2005. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonable determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2005.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Occidental Life Insurance Company at December 31, 2005 and 2004, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2005, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 3 to the financial statements, in 2003 Transamerica Occidental Life Insurance Company changed its accounting policy for derivative instruments. Also as discussed in Note 3 to the financial statements, in 2005 Transamerica Occidental Life Insurance Company changed its accounting for investments in subsidiary, controlled, and affiliated entities as well as its accounting for transfers and servicing of financial assets and extinguishment of liabilities.

                              /s/ Ernst & Young LLP


February 17, 2006


                 Transamerica Occidental Life Insurance Company

                        Balance Sheets - Statutory Basis
                (Dollars in Thousands, Except per Share Amounts)

                                                                                   December 31
                                                                             2005              2004
                                                                       ------------------------------------
Admitted assets Cash and invested assets:
   Bonds                                                                     $17,972,061      $17,232,774
   Preferred stocks:
     Affiliated entities                                                          54,781           59,347
     Unaffiliated                                                                 75,944           80,978
   Common stocks:
     Affiliated entities (cost: 2005 - $839,988; 2004 - $838,752)
                                                                               1,003,854          958,542
     Unaffiliated (cost: 2005 - $212,841; 2004 - $192,665)                       241,483          226,390
   Mortgage loans on real estate                                               4,375,864        3,138,238
   Real estate, at cost (land)                                                       186              186
   Properties held for sale                                                       14,355                -
   Policy loans                                                                  386,595          387,376
   Cash and short-term investments                                               355,844          378,693
   Receivables for securities                                                          -              579
   Other invested assets                                                       1,207,896        1,030,330
                                                                       ------------------------------------
Total cash and invested assets                                                25,688,863       23,493,433

Federal and foreign income tax recoverable                                             -            5,099
Net deferred income tax asset                                                     99,060           94,585
Accrued investment income                                                        309,475          278,821
Premiums deferred and uncollected                                                335,856          272,642
Reinsurance receivable                                                           134,072          212,963
Receivable from parent, subsidiaries and affiliates                              328,020          146,751
Accounts receivable                                                              110,900           98,672
General agents pension fund                                                       71,632           63,705
Reinsurance deposit receivable                                                   105,814                -
Other admitted assets                                                            154,012          171,392
Separate account assets                                                        2,827,671        3,361,957
                                                                       ------------------------------------
Total admitted assets                                                        $30,165,375      $28,200,020
                                                                       ====================================






                                                                                    December 31
                                                                               2005             2004
                                                                         -----------------------------------
Liabilities and capital and surplus
Liabilities:
   Aggregate reserves for policies and contracts:
     Life                                                                     $  7,441,326    $  6,705,323
     Annuity                                                                     4,941,968       4,973,396
     Accident and health                                                           165,926         137,021
   Liability for deposit-type contracts                                          9,365,106       7,510,594
   Policy and contract claim reserves:
     Life                                                                          225,949         269,235
     Accident and health                                                            84,745          82,883
   Other policyholders' funds                                                       15,890          15,089
   Municipal reverse repurchase agreements                                         715,012         651,249
   Remittances and items not allocated                                             246,312         223,137
   Asset valuation reserve                                                         379,661         275,068
   Interest maintenance reserve                                                    250,908         245,407
   Funds held under coinsurance and other reinsurance treaties                     439,410         500,209
   Reinsurance in unauthorized reinsurers                                           22,399          49,061
   Commissions and expense allowances payable on reinsurance assumed
                                                                                    61,366          53,516
   Federal and foreign income taxes payable                                         88,933               -
   Payable for securities                                                           18,739          99,475
   Securities lending liability                                                     67,555          63,497
   Transfers from separate accounts due or accrued                                 (26,414)        (39,318)
   Other liabilities                                                               291,746         341,345
   Separate account liabilities                                                  2,758,083       3,301,772
                                                                         -----------------------------------
Total liabilities                                                               27,554,620      25,457,959

Capital and surplus:
   Common stock, $12.50 per share par value, 4,000,000 shares
     authorized, 1,103,467 issued and outstanding                                   13,793          13,793
   Preferred stock, $12.50 per share par value, 4,000,000 shares                                    13,793
     authorized, 1,103,466 issued and outstanding (total liquidation
     value - $825,000)                                                              13,793
   Surplus notes                                                                   200,000         200,000
   Paid-in surplus                                                               1,673,294       1,670,170
   Unassigned surplus                                                              709,875         844,305
                                                                         -----------------------------------
                                                                         -----------------------------------
Total capital and surplus                                                        2,610,755       2,742,061
                                                                         -----------------------------------
                                                                         -----------------------------------
Total liabilities and capital and surplus                                      $30,165,375     $28,200,020
                                                                         ===================================

See accompanying notes.



                 Transamerica Occidental Life Insurance Company

                   Statements of Operations - Statutory Basis
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2005            2004            2003
                                                          -------------------------------------------------
Revenues:
   Premiums and other considerations, net of reinsurance:
     Life                                                    $ 1,475,919      $  726,451      $1,304,728
     Annuity                                                     515,152         632,158         346,140
     Accident and health                                          50,035          50,258          38,390
   Net investment income                                       1,317,883       1,483,844       1,028,923
   Amortization of interest maintenance reserve                   22,025          19,958          14,812
   Commissions and expense allowances on reinsurance
     ceded                                                        64,089         636,706         463,938
   Income from fees associated with investment
     management, administration and contract guarantees
     for separate accounts                                        25,228          29,275          32,088
   Modified coinsurance reserve adjustment                      (184,964)       (196,010)         13,686
   Consideration on reinsurance recapture                        413,911       1,497,553
                                                                                                 -
   Other income                                                   34,814          89,457          31,051
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                               3,734,092       4,969,650       3,273,756
Benefits and expenses:
   Benefits paid or provided for:
     Life and accident and health                                757,001         661,558         583,781
     Surrender benefits                                          841,440         978,482         698,192
     Other benefits                                              920,861         497,291         614,160
     Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                    750,331         233,740         625,008
         Annuity                                                 (31,428)        162,514         (54,976)
         Accident and health                                      28,905          29,558          29,867
                                                          -------------------------------------------------
                                                               3,267,110       2,563,143       2,496,032
   Insurance expenses:
     Commissions                                                 833,417         613,509         562,203
     General insurance expenses                                  256,498         222,871         213,245
     Taxes, licenses and fees                                     52,309          45,496          47,842
     Net transfer from separate accounts                        (256,274)       (201,061)       (181,292)
     Modified coinsurance interest adjustment                   (190,732)       (197,519)        (81,858)
     Reinsurance reserve recapture                                     -       1,488,718               -
     Other                                                         3,596         (40,504)        (26,555)
                                                          -------------------------------------------------
                                                          -------------------------------------------------
                                                                 698,814       1,931,510         533,585
                                                          -------------------------------------------------
                                                          -------------------------------------------------
Total benefits and expense                                     3,965,924       4,494,653       3,029,617
                                                          -------------------------------------------------
Gain (loss) from operations before dividends to policyholders, federal income tax expense (benefit) and net realized capital gains
   (losses) on investments                                      (231,832)        474,997         244,139









                 Transamerica Occidental Life Insurance Company

             Statements of Operations - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                       Year Ended December 31
                                                                2005            2004            2003
                                                          -------------------------------------------------

Dividends to policyholders                                   $    15,290     $    17,017     $    16,243
                                                          -------------------------------------------------
Gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
   (losses) on investments                                      (247,122)        457,980         227,896
Federal income tax expense (benefit)                             168,714         (39,627)         18,330
                                                          -------------------------------------------------
Gain (loss) from operations before net realized capital
   gains (losses) on investments                                (415,836)        497,607         209,566
Net realized capital gains (losses) on investments (net
   of related federal income taxes and amounts
   transferred from/to interest maintenance reserve)              36,471          33,241         (38,459)
                                                          -------------------------------------------------
Net income (loss)                                            $  (379,365)    $   530,848     $   171,107
                                                          =================================================

See accompanying notes.




                 Transamerica Occidental Life Insurance Company

         Statements of Changes in Capital and Surplus - Statutory Basis
                             (Dollars in Thousands)

                                             Common    Preferred    Surplus     Paid-in     Unassigned  Total Capital
                                              Stock      Stock       Notes      Surplus      Surplus     and Surplus
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at January 1, 2003                 $  27,587  $        -  $  200,000  $1,168,279    $  973,018      $2,368,884
   Net income                                      -          -           -            -       171,107         171,107
   Change in non-admitted assets                   -          -           -            -        39,048          39,048
   Change in unrealized capital                    -          -           -            -         8,367           8,367
     gains/loses
   Change in asset valuation reserve               -          -           -            -       (91,316)        (91,316)
   Dividend to stockholder                         -          -           -            -      (250,000)       (250,000)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (21,581)        (21,581)
   Change in surplus in separate accounts          -          -           -            -        25,978          25,978
   Change in net deferred income tax asset         -          -           -            -       (69,945)        (69,945)
   Change in surplus due to reinsurance            -          -           -            -       (28,761)        (28,761)
   Redemption of common stock and
     issuance of preferred stock             (13,794)    13,793           -            -             1               -
                                           ----------------------------------------------------------------------------
Balance at December 31, 2003                  13,793     13,793     200,000    1,168,279       755,916       2,151,781
   Capital contribution                            -          -           -      500,000             -         500,000
   Net income                                      -          -           -            -       530,848         530,848
   Change in non-admitted assets                   -          -           -            -      (103,376)       (103,376)
   Change in unrealized capital                    -          -           -            -      (273,795)       (273,795)
     gains/losses
   Change in asset valuation reserve               -          -           -            -       (67,437)        (67,437)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -       (13,651)        (13,651)
   Change in surplus in separate accounts          -          -           -            -       (27,670)        (27,670)
   Change in net deferred income tax asset         -          -           -            -        65,212          65,212
   Change in surplus due to reinsurance            -          -           -            -       (21,742)        (21,742)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -        1,891             -           1,891
                                           ----------------------------------------------------------------------------
Balance at December 31, 2004                  13,793     13,793     200,000    1,670,170       844,305       2,742,061
   Net loss                                        -          -           -            -      (379,365)       (379,365)
   Change in non-admitted assets                   -          -           -            -        96,536          96,536
   Change in unrealized capital                    -          -           -            -        36,624          36,624
     gains/losses
   Change in asset valuation reserve               -          -           -            -      (104,593)       (104,593)
   Change in liability for reinsurance in
     unauthorized companies                        -          -           -            -        26,662          26,662
   Cumulative effect of change in
     accounting principles                         -          -           -            -        44,010          44,010
   Change in surplus in separate accounts          -          -           -            -         9,528           9,528
   Change in net deferred income tax asset         -          -           -            -       (55,353)        (55,353)
   Correction of errors                            -          -           -            -       (11,748)        (11,748)
   Change in surplus due to reinsurance            -          -           -            -       503,269         503,269
   Dividend to stockholder                         -          -           -            -      (300,000)       (300,000)
   Contributed surplus related to stock
     appreciation rights plan of indirect
     parent                                        -          -           -        3,124             -           3,124
                                           ----------------------------------------------------------------------------
                                           ----------------------------------------------------------------------------
Balance at December 31, 2005                 $13,793    $13,793    $200,000   $1,673,294     $ 709,875      $2,610,755
                                           ============================================================================

See accompanying notes.





                 Transamerica Occidental Life Insurance Company

                    Statements of Cash Flow - Statutory Basis
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
Operating activities
Premiums collected, net of reinsurance                     $1,973,281        $1,282,799       $1,738,204
Net investment income received                              1,332,223         1,438,121        1,017,933
Miscellaneous income                                          715,533         2,207,477          718,004
Benefit and loss related payments                          (2,180,095)         (872,813)      (2,056,715)
Net transfers from separate accounts                          691,900           232,462          267,312
Commissions, expenses paid and aggregate
   write-ins for deductions                                  (894,807)         (728,635)        (715,232)
Dividends paid to policyholders                               (15,867)          (17,322)         (16,197)
Federal and foreign income taxes received (paid)
                                                             (102,524)          108,383         (115,697)
                                                     ------------------------------------------------------
Net cash provided by operating activities                   1,519,644         3,650,472          837,612

Investing activities
Proceeds from investments sold, matured or repaid:
     Bonds                                                  6,826,389         5,656,334        9,706,218
     Stocks                                                   132,636           101,622          235,022
     Mortgage loans                                           925,021           483,265          287,215
     Real estate                                                    -                 -           91,784
     Other invested assets                                    175,925           248,602          184,558
     Miscellaneous proceeds                                    12,679            12,892          621,036
                                                     ------------------------------------------------------
Total investment proceeds                                   8,072,650         6,502,715       11,125,833

Cost of investments acquired:
   Bonds                                                   (7,580,059)       (7,798,849)     (10,676,032)
   Stocks                                                    (128,267)         (188,934)        (483,226)
   Mortgage loans                                          (2,178,051)         (964,445)        (840,687)
   Real estate                                                (14,355)                -          (12,742)
   Other invested assets                                     (273,159)         (322,419)        (320,323)
   Miscellaneous applications                                 (83,107)         (483,365)         (23,205)
                                                     ------------------------------------------------------
Total cost of investments acquired                        (10,256,998)       (9,758,012)     (12,356,215)
Net decrease in policy loans                                      718             3,294           11,886
                                                     ------------------------------------------------------
Net cost of investments acquired                          (10,256,280)       (9,754,718)     (12,344,329)
                                                     ------------------------------------------------------
Net cash used in investing activities                      (2,183,630)       (3,252,003)      (1,218,496)




                 Transamerica Occidental Life Insurance Company

              Statements of Cash Flow - Statutory Basis (continued)
                             (Dollars in Thousands)

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
Financing and miscellaneous activities
Capital contribution                                 $              -       $   500,000  $             -
Net borrowed funds repaid                                           -          (141,300)         (72,700)
Net deposits on deposit-type contracts and other
   insurance liabilities                                    1,557,088         1,394,321          961,300
Dividends to stockholder                                     (300,000)                -         (250,000)
Funds held in reinsurance treaties with
   unauthorized companies                                     (54,950)         (600,310)         159,445
Funds held under coinsurance                                   (5,849)       (1,619,452)        (201,654)
Other cash provided (applied)                                (555,152)         (105,787)         103,579
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
Net cash provided by (used in) financing and
   miscellaneous activities                                   641,137          (572,528)         699,970
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

Net increase (decrease) in cash and short-term
   investments                                                (22,849)         (174,059)         319,086

Cash and short-term investments:
   Beginning of year                                          378,693           552,752          233,666
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   End of year                                             $  355,844        $  378,693       $  552,752
                                                     ======================================================
See accompanying notes.


                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

                                December 31, 2004





                 Transamerica Occidental Life Insurance Company

           Notes to Financial Statements - Statutory Basis (continued)
                             (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Transamerica Occidental Life Insurance Company (the Company) is a stock life insurance company domiciled in Iowa. The Company is a wholly-owned subsidiary of Transamerica Service Company, which is an indirect wholly-owned subsidiary of Transamerica Corporation (Transamerica). Transamerica is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company provides life insurance, pension and annuity products, reinsurance, structured settlements and investment products which are distributed through a network of independent and company-affiliated agents and independent brokers. The Company's customers are primarily in the United States and the Company's products are distributed in 49 states and the District of Columbia.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are:

   Investments: Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or fair value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.

   All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to fair value. If high credit quality securities are adjusted, the retrospective method is used.

   Derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative transactions used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value, the change in fair value for cash flow hedges is credited or charged directly to unassigned surplus rather than to income as required for fair value hedges.

   Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with changes in fair value reported in income.

   Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses include rent for the Company's occupancy of those properties. Changes between depreciated cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

   Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

   The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

   Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve" (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the statement of operations on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

   The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

   Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

   Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

   Separate Accounts With Guarantees: Some of the Company's separate accounts provide policyholders with a guaranteed return. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

   Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet.

   Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Interest on these policies is reflected in other benefits. Under GAAP, for universal life, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

   Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

   Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

                 Transamerica Occidental Life Insurance Company

                             (Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies (continued)

   Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

   Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

   Deferred Income Taxes: Deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carry-backs for existing temporary differences that reverse by the end of the subsequent calendar year, plus 2) the lesser of the remaining gross deferred income tax assets expected to be realized within one year of the balance sheet date or 10 percent of capital and surplus excluding any net deferred income tax assets, electronic data processing equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities. The remaining deferred income tax assets are nonadmitted. Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in future years, and a valuation allowance is established for deferred income tax assets not expected to be realizable.

   Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies.

   Surplus Notes: Surplus notes are reported as capital and surplus rather than as liabilities.

   Preferred Stock: The preferred stock of the Company, which is mandatorily redeemable, is classified by the Company as capital and surplus. The unconditional obligation requiring the Company to redeem the stock at a specified date would require that the Company classify the stock as a liability for GAAP purposes.

   Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.


1. Organization and Summary of Significant Accounting Policies (continued)

The effects of the foregoing variances have not been determined by the Company, but are presumed to be material.

Other significant accounting practices are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office of the NAIC (SVO) has ascribed a designation of an NAIC 6, are reported at cost using the interest method.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method including anticipated prepayments, except for those with an NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value as determined by the SVO and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies, which include shares of mutual funds, are reported at fair value and the related unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

The Company's insurance subsidiaries are reported at their underlying statutory equity plus the admitted portion of goodwill.

At December 31, 2005, common stocks of noninsurance subsidiaries are accounted for based on audited GAAP equity. At December 31, 2004, the Company's noninsurance subsidiaries, which have no significant ongoing operations other than for the Company and its affiliates, are reported based on the underlying GAAP equity adjusted to a statutory basis plus the admitted portion of goodwill. All other noninsurance subsidiaries are accounted for based on GAAP equity. The net change in the subsidiaries' equity is included in the change in net unrealized capital gains or losses.


1. Organization and Summary of Significant Accounting Policies (continued)

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when, based on current information and events, it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines foreclosure is probable, the impairment is other than temporary; the mortgage loan is written down to realizable value and a realized loss is recognized.

Policy loans are reported at unpaid principal balances and other "admitted assets" are valued principally at cost.

The Company has minor ownership interests in joint ventures and limited partnerships. The Company carries these interests based on its interest in the underlying GAAP equity of the investee. The Company did not recognize any impairment write-down for its investments in joint ventures or limited partnerships during the years ended December 31, 2005, 2004 or 2003.

Real estate for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and nonredeemable preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2005 and 2004 the Company excluded investment income due and accrued of $71 and $141, respectively, with respect to such practices.



1. Organization and Summary of Significant Accounting Policies (continued)

Investments are reviewed on an ongoing basis for impairment. If this review indicates a decline in fair value that is other than temporary, the carrying amounts of the investment is reduced to its fair value, and a specific writedown is taken. Such reductions in carrying amounts are recognized as realized losses on investments.

Derivative Instruments

Swaps that are designated in hedging relationships and meet hedge accounting rules are carried in a manner consistent with the hedged item, generally amortized cost, on the financial statements with any premium or discount amortized into income over the life of the contract. For foreign currency swaps, the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Options are marked to fair value in the balance sheet and the fair value adjustment is recorded in the statement of operations. Futures are marked to market on a daily basis and a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Capped floating rate commercial mortgage loans and interest rate caps meet hedge accounting rules and are carried at amortized cost in the financial statements. Gains or (losses) upon an early termination would be reflected in the IMR similar to the hedged instrument.

A replication transaction is a derivative transaction, generally a credit default swap, entered into in conjunction with a cash instrument that is used to reproduce the investment characteristics of an otherwise permissible investment. For replication transactions, a premium is received by the Company on a periodic basis and recognized in investment income as earned. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss. The Company complies with the specific rules established in AVR for replication transactions.




1.  Organization and Summary of Significant Accounting Policies (continued)

The accrual of income for forward-starting interest rate swaps begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

For forecasted hedge transactions, the deferred gain (loss) is recognized in income as the purchased asset affects income. If the forecasted transaction no longer qualifies for hedge accounting or if the forecasted transaction is no longer probable, the forward-starting swap will cease to be valued at amortized cost and will be marked to market through unassigned surplus.

The Company may issue foreign denominated assets or liabilities and use forward rate agreements to hedge foreign currency risk associated with these products. These forward agreements are marked to the current forward rate on the financial statements and cash payments and/or receipts are recognized as realized gain or losses.

The carrying value of derivative instruments is reflected in either the other invested assets or the other liabilities line within the balance sheet, depending upon the balance of the derivatives as of the end of the reporting period. As of December 31, 2005 and 2004, derivatives in the amount of $17,011 and $34,995, respectively, were reflected in the other liabilities line within the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and revenues are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.







1.  Organization and Summary of Significant Accounting Policies (continued)

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables based on statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death and refunds portions of premiums beyond the date of death. Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 6.00 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.00 to
12.00 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in Statement of Statutory Accounting Principle (SSAP) No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement options, on a change in fund basis, according to the Commissioners' Annuity Reserve Valuation Method.

1.  Organization and Summary of Significant Accounting Policies (continued)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

During 2005, the Company received a "no objection" review from the Insurance Division, Department of Commerce, of the State of Iowa for correction of errors relating to the establishment of an immediate payment of claims liability and the impact of using the appropriate net premium in the valuation of certain traditional reserves.

The net impact to 2005 surplus was composed of the following items:

        Increase reserves on traditional life and universal life policies issued prior to January 1, 1995, to include a reserve for Immediate Payment of
        Claims (previously there was no IPC reserve on this block)
                                                                                               $ 50,380
        Decrease in surplus relating to the use of the appropriate net premium in
        calculating due and deferred premium                                                    (38,632)

                                                                                         ---------------
                                                                                         ---------------
        Net decrease credited directly to unassigned surplus                                   ($11,748)
                                                                                         ===============

The Company moved to a continuous reserve basis from a mean reserve basis during 2005 in calculating the reserve for term policies with yearly renewable term reinsurance issued July 1, 2000 and later, which resulted in the elimination of the deferred premium asset associated with this reserve. During the conversion, the Company discovered an error in the calculation of the associated due and deferred premium. The corrected deferred premium asset on this block of business was $26,076 as of December 31, 2004.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.





1.  Organization and Summary of Significant Accounting Policies (continued)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals received on these contracts are recorded as an increase or decrease directly to the liability balance, and are not reported as premiums, benefits or changes in reserve in the statement of operations.

The Company issues funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. Prior to 2004, these contracts were classified as life contracts in accordance with SSAP No. 50. During 2004, modifications were made to SSAP No. 50 such that these products should be classified as deposit-type contracts. As a result, the Company has changed its reserve classifications of these contracts as of January 1, 2004, with the change having no impact to the statement of operations during 2004. Accordingly, the Company's change in aggregate reserves for life and accident and health reserves in the balance sheet does not agree to the increase in aggregate reserves for life and accident and health contracts in the statement of operations.

Municipal Reverse Repurchase Agreements

Municipal reverse repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received variable contract premiums of $34,812, $30,252, and $41,068 in 2005, 2004, and 2003, respectively. In addition, the Company received $25,228, $29,275, and $32,088 in 2005, 2004 and 2003, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

1.  Organization and Summary of Significant Accounting Policies (continued)

Reinsurance

Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively.

Stock Option Plan and Stock Appreciation Rights Plans

The Company's employees participate in various stock appreciation rights (SAR) plans issued by the Company's indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense related to these plans for the Company's employees has been charged to the Company, with an offsetting amount credited to capital and surplus. The Company recorded an expense of $2,691 and $1,891 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company recorded an adjustment to paid-in surplus for the income tax effect related to these plans over and above the amount reflected in the statement of operations in the amount of $433 and $0, for years ended December 31, 2005 and 2004, respectively.

Reclassifications

Certain reclassifications have been made to the 2004 and 2003 financial statements to conform to the 2005 presentation.

2. Prescribed Statutory Accounting Practices

The financial statements of the Company are presented in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting financial condition and results of operations of an insurance company, and for determining its solvency under the Iowa Insurance Law.





2. Prescribed Statutory Accounting Practices (continued)

The NAIC's Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa has adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits with respect to secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Iowa is shown below:

                                                                         2005                      2004
                                                              ------------------------------------------------------

        Net income, State of Iowa basis                            $  (379,365)              $   530,848
        State prescribed practice for secondary guarantee
           reinsurance                                                              -                         -
                                                              ------------------------------------------------------
        Net income, NAIC SAP                                       $  (379,365)              $   530,848
                                                              ======================================================

        Statutory surplus, State of Iowa basis                       2,132,653               $2,742,061

        State prescribed practice for secondary guarantee
           reinsurance                                                  (324,210)                             -
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------
        Statutory surplus, NAIC SAP                                 $1,808,443               $2,742,061
                                                              ======================================================

3. Accounting Changes

Effective January 1, 2003, the Company adopted SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities. In accordance with SSAP No. 86, derivative instruments that qualify for special hedge accounting are valued and reported in a manner consistent with the hedged asset or liability. To qualify for special hedge accounting, the Company must maintain specific documentation regarding the risk management objectives of the hedge and demonstrate on an ongoing basis that the hedging relationship remains highly effective. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value and the changes in the fair value are recorded as unrealized gains and losses. This change in accounting principle had no impact on unassigned surplus.

3. Accounting Changes (continued)

Effective January 1, 2005, the Company adopted SSAP No. 88, Investments in Subsidiary, Controlled, and Affiliated Entities. According to SSAP No. 88, noninsurance subsidiaries are carried at audited GAAP equity. Prior to 2005, the Company's investments in noninsurance entities were reported in accordance with SSAP No. 46 and carried at statutory equity. The cumulative effect is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the Company reported a cumulative effect of a change of accounting principle, which increased unassigned surplus, by $44,010 in 2005.

Effective January 1, 2005, the Company adopted SSAP No. 91, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SSAP No. 91 addresses, among other things, the criteria that must be met in order to account for certain asset transfers as sales rather than collateralized borrowings. Transactions impacted by SSAP No. 91 that the Company engaged in include securities lending, repurchase and reverse repurchase agreements and dollar reverse repurchase agreements. In accordance with SSAP No. 91, if specific criteria are met, reverse repurchase agreements and dollar reverse repurchase agreements are accounted for as collateralized borrowings, and repurchase agreements accounted for as collateralized lending. The cumulative effect of the adoption of this SSAP is the difference between the amount of capital and surplus that would have been reported on January 1, 2005 if the new accounting principles had been applied retroactively for prior periods. As a result of the change, the company reported a change of accounting principle, as an adjustment that increased unassigned surplus by $44,010 as of January 1, 2005.

4. Fair Values of Financial Instruments

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

   Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

   Investment securities: Fair values for bonds and preferred stocks are based on quoted market prices, where available. For bonds and preferred stocks not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the

4. Fair Values of Financial Instruments (continued)

   investments. The fair values for common stocks, other than affiliated entities, are based on quoted market prices.

   Mortgage loans on real estate and policy loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans is assumed to equal their carrying amount.

   Interest rate floors, caps, swaps, and swaptions and currency swaps:
   Estimated fair value of interest rate floors and caps are based upon the latest quoted market price. Estimated fair value of swaps, including interest rate swaps and swaptions and currency swaps, are based upon the pricing differential for similar swap agreements. The carrying value of these items is included with other invested assets on the balance sheet.

   Credit default swaps: Estimated fair value of credit default swaps are based upon the pricing differential for similar swap agreements.

   Separate account assets: The fair value of separate account assets are based on quoted market prices.

   Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

   Separate account annuity liabilities: The fair value for certain separate account annuity liabilities included in the total herein approximates the market value of the separate account assets, while the fair value for other separate account annuity liabilities is estimated using discounted cash flow calculations.

Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.




4. Fair Values of Financial Instruments (continued)

The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:

                                                                    December 31
                                                      2005                              2004
                                         -------------------------------- ---------------------------------
                                             Carrying         Fair            Carrying          Fair
                                              Amount          Value            Amount          Value
                                         -------------------------------- ---------------------------------
   Admitted assets
   Bonds                                     $17,972,061     $18,635,132      $17,232,774     $18,215,955
   Preferred stocks, other than                   75,944          87,413           80,978          92,061
     affiliates
   Common stocks, other than affiliates          241,483         241,483          226,390         226,390
   Mortgage loans on real estate               4,375,864       4,497,167        3,138,238       3,321,830
   Policy loans                                  386,595         386,595          387,376         387,376
   Floors, caps, options and swaptions                 -               -              474             327
    Interest rate and currency swaps             (17,011)         25,261          (35,469)        (66,746)
   Credit default swaps                                -         327,981                -         299,196
    Cash and short-term investments              355,844         355,844          378,693         378,693
   Separate account assets                     2,827,671       2,827,671        3,361,957       3,361,957

   Liabilities
   Investment contract liabilities            12,001,635      11,995,855       10,094,653      10,164,628
   Separate account annuity liabilities        2,600,050       2,619,044        3,154,448       3,174,168




5. Investments

Investments in common stocks of affiliated entities were as follows:

                                                                     December 31
                                                         2005                            2004
                                            ------------------------------- -------------------------------
                                                           Carrying Amount                 Carrying Amount
                   Affiliate                     Cost                            Cost
   ------------------------------------------------------------------------ -------------------------------
   ------------------------------------------------------------------------ -------------------------------

   Wholly owned subsidiaries:
      NEF Investment Company                  $    1,078   $             1   $     1,008   $
                                                                                                       -
      Transamerica Life Insurance Company
        (formerly Transamerica Life
        Insurance and Annuity Company)           678,418         907,495         678,418         877,758
      USA Administration Services Inc.            16,161               -          16,161               -
      Transamerica Life Ltd.                       1,000           1,001               -               -
      Transamerica China Investment
        Holdings LTD                               1,164             559           1,164             343
                                            -------------------------------
                                            ------------------------------- -------------------------------
                                                 697,821         909,056         696,751         878,101
   Minority-owned subsidiaries:
      Transamerica Financial Life
        Insurance Company (12.6% of issued
        and outstanding shares)                  141,438          93,915         141,438          79,878
      Real Estate Altern Port 3A Inc. (10%
        of issued and outstanding shares)            729             883             563             563
                                            ------------------------------- -------------------------------
                                                $839,988      $1,003,854        $838,752        $958,542
                                            =============================== ===============================

Additionally, the Company holds preferred stock of USA Administration Services Inc. with a carrying value of $298 and $260 at December 31, 2005 and 2004, respectively, and GTFT preferred shares with a carrying value of $47,321 and $51,925 at December 31, 2005 and 2004, respectively.

The Company owns 12.6% of the preferred shares of Transamerica Financial Life Insurance Company with a carrying value of $7,162 and $7,162 at December 31, 2005 and 2004, respectively. The cost of the preferred shares is $7,162.

At December 31, 2004, the Company owned all of the outstanding common shares of Transamerica Life Insurance and Annuity Company (TALIAC). During 2005, TALIAC was merged into Transamerica Life Insurance Company (TLIC). As a result of this merger, the Company received 100% of the common shares of TLIC.



5. Investments (continued)

The Company owns 100% of the membership interests for two affiliated limited liability companies, Transamerica Pyramid Properties LLC and Transamerica Realty
Investment Properties LLC. At December 31, 2005 and 2004, the Company's carrying value for these two affiliated entities was $227,596 and $207,462, respectively.
The investment in these two entities is included in other invested assets in the accompanying balance sheets. Summarized combined balance sheet information for these two companies is as follows:

                                                                                    December 31
                                                                             2005                2004
                                                                      ----------------------------------------
   Debt securities                                                      $           -         $    9,181
   Real estate                                                                184,539            195,775
   Other assets                                                                49,533             50,595
                                                                      ----------------------------------------
                                                                      ----------------------------------------
   Total assets                                                              $234,072           $255,551
                                                                      ========================================

                                                                                    December 31
                                                                             2005                2004
                                                                      ----------------------------------------
   Current liabilities                                                     $    6,476          $  48,089
   Total member's interest                                                    227,596            207,462
                                                                      ----------------------------------------
   Total liabilities and member's interest                                   $234,072           $255,551
                                                                      ========================================


The carrying value and estimated fair value of investments in bonds and preferred stock were as follows:
                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or More    Than 12         Fair
                                            Value                    M                 Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and
       agencies                          $  1,926,008    $   35,264       $17,768       $   5,582  $  1,937,922
     State, municipal and other
       government                             342,187        27,656         2,124           1,821       365,898
     Public utilities                       1,226,256        93,391         2,768           5,409     1,311,470
     Industrial and miscellaneous           9,972,637       647,454        22,693          80,222    10,517,176
     Mortgage and other asset- backed
       securities                           4,504,973        56,094        38,560          19,841     4,502,666
                                       ---------------------------------------------------------------------------
                                           17,972,061       859,859        83,913         112,875    18,635,132
   Unaffiliated preferred stocks               75,944        12,104           424             211        87,413
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                          $18,048,005      $871,963       $84,337        $113,086   $18,722,545
                                       ===========================================================================


5. Investments (continued)

                                                           Gross          Gross         Gross       Estimated
                                                                       Unrealized    Unrealized
                                                        Unrealized      Losses 12    Losses less
                                          Carrying         Gains      onths or More    Than 12         Fair
                                            Value                    M                 Months         Value
                                       ---------------------------------------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and
       agencies                           $ 2,448,374   $    24,794      $  4,552       $   6,895  $  2,461,721
     State, municipal and other
       government                             316,239        31,897         2,014             420       345,702
     Public utilities                       1,211,210       116,235         1,163             896     1,325,386
     Industrial and miscellaneous           9,469,596       836,528        20,555          25,922    10,259,647
     Mortgage and other asset- backed
       securities                           3,787,355        91,695        44,470          11,081     3,823,499
                                       ---------------------------------------------------------------------------
                                           17,232,774     1,101,149        72,754          45,214    18,215,955
   Preferred stocks, other than                80,978        11,165             -              82        92,061
     affiliates
                                       ---------------------------------------------------------------------------
                                       ---------------------------------------------------------------------------
                                          $17,313,752    $1,112,314       $72,754         $45,296   $18,308,016
                                       ===========================================================================

The Company held bonds at December 31, 2005, with a carrying value of $13,472 and amortized cost of $21,557, that have an NAIC rating of 6 and which are not considered to be other than temporarily impaired. These bonds are carried at the lower of amortized cost or fair value, and any write-down to fair value has been recorded directly to unassigned surplus.

At December 31, 2005, for securities that have been in a continuous loss position greater than or equal to twelve months, the Company held 257 securities with a carrying value of $1,882,988 and an unrealized loss of $84,337 with an average price of 95.5 (NAIC market value/amortized cost). Of this portfolio, 91% was investment grade with associated unrealized losses of $48,255.

At December 31, 2005, for securities in an unrealized loss position for less than twelve months, the Company held 805 securities with a carrying value of $5,741,539 and an unrealized loss of $113,086 with an average price of 98 (NAIC market value/amortized cost). Of this portfolio, 95% was investment grade with associated unrealized losses of $101,277.


5. Investments (continued)

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. Securities in unrealized loss positions that are considered other than temporary are written down to fair value. The Company considers relevant facts and circumstances in evaluating whether the impairment is other than temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; and (2) the Company's decision to sell a security prior to its maturity at an amount below its carrying amount. Additionally, financial condition, near term prospects of the issuer, nationally recognized credit rating changes and cash from trends and underlying levels of collateral, for asset-backed securities only are monitored. The Company will record a charge to the statement of operations to the extent that these securities are subsequently determined to be other than temporarily impaired.

The estimated fair value of bonds and preferred stocks with gross unrealized losses at December 31, 2005 and 2004 is as follows:


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2005
   Bonds:
     United States Government and agencies         $   867,663   $   422,409     $1,290,072
     State, municipal and other government              40,088        86,571        126,659
     Public utilities                                   39,754       272,197        311,951
     Industrial and miscellaneous                      374,101     3,007,552      3,381,653
     Mortgage and other asset-backed securities        468,577     1,834,312      2,302,889
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     1,790,183     5,623,041      7,413,224
      Preferred stocks                                   8,468         5,412         13,880
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                   $ 1,798,651    $5,628,453     $7,427,104
                                                 ===========================================

5. Investments (continued)


                                                    Losses 12    Losses Less
                                                 Months or More Than 12 Months    Total
                                                 -------------------------------------------
                                                 -------------------------------------------
   December 31, 2004
   Bonds:
     United States Government and agencies           $ 333,295    $1,297,791     $1,631,086
     State, municipal and other government              52,952         5,683         58,635
     Public utilities                                   29,604        50,369         79,973
     Industrial and miscellaneous                      319,228       965,443      1,284,671
     Mortgage and other asset-backed securities        236,949       969,539      1,206,488
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                       972,028     3,288,825      4,260,853
      Preferred stocks                                       -        13,283         13,283
                                                 -------------------------------------------
                                                 -------------------------------------------
                                                     $ 972,028    $3,302,108     $4,274,136
                                                 ===========================================


The carrying value and estimated fair value of bonds at December 31, 2005, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.
                                                                                            Estimated
                                                                           Carrying            Fair
                                                                             Value            Value
                                                                       ------------------------------------

   Due in one year or less                                                 $    375,892    $     377,345
   Due after one year through five years                                      2,872,827        2,944,672
   Due after five years through ten years                                     3,792,435        3,853,352
   Due after ten years                                                        6,425,934        6,957,097
   Mortgage and other asset-backed securities                                 4,504,973        4,502,666
                                                                       ------------------------------------
                                                                            $17,972,061      $18,635,132
                                                                       ====================================




5. Investments (continued)

A detail of net investment income (loss) is presented below:

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Income on bonds and preferred stocks                    $1,049,783       $   961,272      $   932,510
   Dividends from common stocks                                 4,036           402,970            1,901
   Income on mortgage loans                                   253,439           180,974          149,835
   Rental income on real estate                                 2,519               285            9,829
   Interest on policy loans                                    26,548            24,477           25,944
   Cash and short-term investments                              8,006             2,882            3,164
   Derivatives                                                (38,548)          (56,869)         (44,268)
   Other invested assets                                       66,793            44,441           25,341
   Other                                                        7,492               969          (21,955)
                                                     ------------------------------------------------------
                                                            1,380,068         1,561,401        1,082,301
   Less investment expenses                                   (62,185)          (77,557)         (53,378)
                                                     ------------------------------------------------------
   Net investment income                                   $1,317,883        $1,483,844       $1,028,923
                                                     ======================================================

During 2003, the Company wrote-off accrued interest of $24,779 related to its investment in two Collateralized Bond Obligations (CBOs), which is included in other investment income in the table above. These CBOs accrue interest at a rate consistent with the expectation of payments outlined in the CBO covenants. The
Company periodically assesses the ultimate expected recovery of this interest accrual and makes adjustments as necessary.

Proceeds from sales and maturities of bonds and related gross realized capital gains and losses were as follows:
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------

   Proceeds                                                $6,826,389        $5,656,334       $9,706,218
                                                     ======================================================
                                                     ======================================================

   Gross realized gains                                  $     93,427      $     93,563      $   311,806
   Gross realized losses                                      (47,633)          (67,256)        (160,396)
                                                     ------------------------------------------------------
   Net realized capital gains                            $     45,794      $     26,307      $   151,410
                                                     ======================================================





5. Investments (continued)

Gross realized losses in 2005, 2004, and 2003 include $8,724, $25,105, and $79,652, respectively, which relate to losses recognized on other than temporary declines in market values of bonds.

At December 31, 2005, investments with an aggregate carrying value of $6,098 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Net realized capital gains (losses) on investments and change in unrealized capital gains (losses) are summarized below:
                                                                           Realized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------

   Bonds                                                  $  45,794         $  26,307        $ 151,410
   Preferred stocks                                             732             2,060             (415)
   Common stocks                                             15,410            18,535            6,611
   Derivatives                                               (2,370)           10,732          (23,194)
   Other invested assets                                      32,705            34,649            7,562
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                             92,271            92,283          141,974

   Federal income tax effect                                (28,274)          (33,852)         (58,853)
   Transfer to interest maintenance reserve                 (27,526)          (25,190)        (121,580)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net realized capital gains (losses) on                 $  36,471         $  33,241        $ (38,459)
     investments
                                                     ======================================================





5. Investments (continued)

                                                                     Change in Unrealized
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------

   Bonds                                               $    (20,416)     $     11,709     $     53,592
   Preferred stocks                                              39              (113)             141
   Common stocks                                             38,992          (258,150)         (36,373)
   Mortgage loans on real estate                                  -                 -           (2,184)
   Derivatives                                               27,458           (10,040)         (17,853)
   Other invested assets                                     (9,449)          (17,201)          11,044
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Change in unrealized capital gains/losses                $36,624         $(273,795)      $    8,367
                                                     ======================================================


Gross unrealized gains and gross unrealized losses on common stock of unaffiliated entities are as follows:

                                                                                   December 31
                                                                             2005              2004
                                                                       ------------------------------------
                                                                       ------------------------------------

   Unrealized gains                                                           $30,914          $34,299
   Unrealized losses                                                           (2,272)            (574)
                                                                       ------------------------------------
                                                                       ------------------------------------
   Net unrealized gains                                                       $28,642          $33,725
                                                                       ====================================

During 2005, the Company issued mortgage loans with interest rates ranging from 3.74% to 7.41%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 100%. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2005 and 2004, the carry value of impaired loans with a related allowance for credit losses were $0 and $26,176, respectively, with associated allowances of $0 and $9,120, respectively. There were no impaired mortgage loans held without an allowance for credit losses as of December 31, 2005 or 2004. The average recorded investment in impaired loans during 2005 and 2004 was $6,544 and $25,726, respectively.






5. Investments (continued)

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized interest income on impaired loans of $494, $2,003, and $2,038 for the years ended December 31, 2005, 2004 and 2003, respectively. Interest income of $495, $2,003, and $2,038 was recognized on a cash basis for years ended December 31, 2005, 2004, and 2003, respectively.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

                                                                         Year Ended December 31
                                                                    2005          2004           2003
                                                               --------------------------------------------
                                                               --------------------------------------------

   Balance at beginning of period                                   $  9,120      $  7,500    $         -
   Additions, net charged to operations                                    -         1,620          7,500
   Reduction due to write-downs charged against the allowance
                                                                      (7,566)            -              -
   Recoveries in amounts previously charged off
                                                                      (1,554)            -              -
                                                               --------------------------------------------
                                                               --------------------------------------------
   Balance at end of period                                        $       -      $  9,120       $  7,500
                                                               ============================================

During 2005, one loan with a book value of $26,176 was transferred to real estate. No loans were foreclosed or acquired by deed and transferred to real estate during 2004. At December 31, 2005 and 2004, the Company held a mortgage loan loss reserve in the AVR of $80,065 and $50,546, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:


5. Investments (continued)

                Geographic Distribution                            Property Type Distribution
   --------------------------------------------------- ----------------------------------------------------
   --------------------------------------------------- ----------------------------------------------------
                                      December 31                                          December 31
                                     2005     2004                                       2005      2004
                                  --------------------                                 --------------------

   South Atlantic                    29%       29%     Office                             28%      30%
   Pacific                           22        21      Apartment                          25       22
   Mountain                          12        12      Retail                             21       22
   Middle Atlantic                   11        13      Industrial                         16       17
   E. North Central                  10         9      Other                              10        9
   W. North Central                   7         7
   W. South Central                   3         4
   New England                        3         3
   E. South Central                   3         2

The Company uses interest rate swaps to reduce market risk in interest rates and to alter interest rate exposures arising from mismatches between assets and liabilities. An interest rate swap is an arrangement whereby two parties (counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon period interest rate multiplied by an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. The Company also uses cross currency swaps to reduce market risk in foreign currencies and to alter exchange exposure arising from mismatches between assets and liabilities. A notional currency exchange occurs at the beginning and end of the contract. During the life of the swap, the counterparties exchange fixed or floating interest payments in its swapped currency. All swap transactions are entered into pursuant to master agreements providing for a single net payment to be made by one counterparty at each due date.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate.






5. Investments (continued)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

Under exchange traded currency futures and options, the Company agrees to purchase a specified number of contracts with other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $125, $540, and $1,005, for the years ended December 31, 2005, 2004, and 2003, respectively.

The Company may issue foreign denominated assets or liabilities and uses forward rate agreements to hedge foreign currency risk associated with its foreign denominated assets or liabilities. Cash payments and/or receipts represent the difference between market values and those of the contracts.

An interest rate floor provides for the receipt of payments in the event interest rates fall below the strike rates in the contract. The floor is designed to generate cash flows to offset the lower cash flows received on assets during low interest rate environments. The Company may also invest in capped floating rate commercial mortgage loans and use interest rate caps to convert the commercial mortgage loan into a pure floating rate asset in order to meet its overall asset/liability strategy. Interest rate caps provide for the receipt of payments when interest rates rise above the strike rates in the contract. A single premium is paid by the Company at the beginning of the interest rate cap/floor contracts.

A replication transaction is a derivative transaction entered into conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds by combining a AAA rated security as a cash component with a credit default swap which, in effect, converts the high quality asset in a lower rated investment grade asset. Using the swap market to replicate credit quality enables the Company to enhance the relative values and ease the execution of larger transactions in a shortened time frame. A premium is received by the Company on a periodic basis and recognized in investment income. At 5. Investments (continued)

December 31, 2005 and 2004, the Company had replicated assets with a fair value of $334,845 and $309,402 and credit default swaps with a fair value of $2,330 and $3,134, respectively. During the years ended December 31, 2005, 2004 and 2003, the Company has not recognized any capital losses related to replication transactions.

The Company issues products providing the customer a return based on the S&P 500 and NASDAQ 1000 indices. The Company uses S&P 500 and NASDAQ 1000 future contracts and/or options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and the fair value adjustment is recorded as income in the financial statements. The Company recognized income (expense) from options contracts in the amount of $0, $(8,605), and $1,452, for the years ended December 31, 2005, 2004, and 2003, respectively.

The Company is exposed to credit related losses in the event of nonperformance by counterparties to financial instruments, but it does not expect any counterparty to fail to meet their obligations given their high credit rating of 'A' or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead. At December 31, 2005, the fair value of all contracts, aggregated at a counterparty level, with a positive fair value amounted to $69,994.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, the Company is required to post assets. At December 31, 2005, the fair value of all contracts, aggregated at counterparty level, with a negative fair value amount to $44,733.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows for forecasted transactions is 17 1/2 years. At December 31, 2005 and 2004, none of the Company's cash flow hedges have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

5. Investments (continued)

At December 31, 2005 and 2004, the Company has recorded $14,008 and $(148), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2005 or 2004 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The Company has pledged securities as collateral for derivative transactions in the amount of $20,155 and $24,195 as of December 31, 2005 and 2004, respectively.

At December 31, 2005 and 2004, the Company's outstanding financial instruments with on and off balance sheet risks, shown in notional amounts are summarized as follows:

                                                                                 Notional Amount
                                                                       ------------------------------------
                                                                             2005              2004
                                                                       ------------------------------------
   Derivative securities Interest rate and currency swaps:
     Receive float-pay float                                                $   309,563      $   139,904
     Receive fixed-pay float                                                  4,210,583        3,255,954
     Receive float-pay fixed                                                  4,239,882        2,425,654

   Call options                                                                       -            7,370
   Caps                                                                          32,697           75,834





5. Investments (continued)

Open futures contracts at December 31, 2005 and 2004, were as follows:

                                                                         Opening Market      Year-End
       Number of                                                             Value            Market
       Contracts                       Contract Type                                           Value
   --------------------------------------------------------------------------------------------------------

   December 31, 2005
                                          S&P 500
          34                        March 2006 Futures                        $10,853          $10,666

   December 31, 2004
                                          S&P 500
          24                        March 2005 Futures                        $ 7,227          $ 7,282

6. Reinsurance

The Company is involved in both the cession and assumption of reinsurance with other companies, including affiliated companies. Risks are reinsured with other companies to permit the recovery of a portion of the direct losses. Ceded reinsured risks are treated as though, to the extent of the reinsurance, they are risks for which the Company is not liable.

Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded. The Company remains liable to the extent the reinsuring companies do not meet their obligations under these reinsurance treaties.


6. Reinsurance (continued)

Premiums earned and reserves and claims liability amounts reflect the following reinsurance assumed and ceded amounts:

                                           Ceded/Retroceded to           Assumed from
                                       -------------------------------------------------------
                                       -------------------------------------------------------
                             Direct     Affiliated   Unaffiliated   Affiliated  Unaffiliated      Net
                             Amount      Companies    Companies     Companies     Companies     Amount
                          ---------------------------------------------------------------------------------
   Year ended
     December 31, 2005:
       Premium revenue      $ 2,566,208  $1,047,890    $  812,737  $    5,924     $1,329,601 $ 2,041,106
                          =================================================================================
                          =================================================================================

   At December 31, 2005:
     Reserves for future
       policy benefits      $17,166,531  $5,761,998    $2,514,348  $    5,445     $3,653,590   $12,549,220
     Policy and contract
       claims payable           247,906      94,388       187,255      10,863        333,568       310,694
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $17,414,437  $5,856,386    $2,701,603   $  16,308     $3,987,158   $12,859,914
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2004:
       Premium revenue      $ 2,582,514  $1,185,880    $1,044,385  $    4,922     $1,051,696   $ 1,408,867
                          =================================================================================
                          =================================================================================

   At December 31, 2004:
     Reserves for future
       policy benefits      $15,750,963  $4,717,751    $2,335,363  $    8,715     $3,109,176   $11,815,740
     Policy and contract
       claims payable           310,564      53,971       274,746       3,426        366,845       352,118
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $16,061,527  $4,771,722    $2,610,109   $  12,141     $3,476,021   $12,167,858
                          =================================================================================
                          =================================================================================
   Year ended
     December 31, 2003:
       Premium revenue      $ 2,180,450  $  463,064   $   768,913  $    5,528    $   735,257   $ 1,689,258
                          =================================================================================
                          =================================================================================

   At December 31, 2003:
     Reserves for future
       policy benefits      $14,602,971  $3,356,792    $4,250,298    $874,226     $2,373,334   $10,243,441
     Policy and contract
       claims payable           332,966      36,874       352,489       1,796        318,338       263,737
                          ---------------------------------------------------------------------------------
                          ---------------------------------------------------------------------------------
                            $14,935,937  $3,393,666    $4,602,787    $876,022     $2,691,672   $10,507,178
                          =================================================================================


During 2001, the Company novated certain traditional life insurance contracts to AUSA Life Insurance Company, Inc. (AUSA), an affiliate, via an assumption reinsurance transaction. Under the terms of this agreement, a significant portion of the future statutory-basis profits from the contracts assumed by AUSA will be passed through to the Company as an experience rated refund. The Company recorded a deferred liability of as a result of this transaction, which has an unamortized balance of $14,281 at December 31, 2005. The accretion of the deferred liability for 2005, 2004 and 2003 was $1,433, $1,433, and $1,433,
respectively.

During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation of future guaranteed minimum death benefits included in certain of its variable annuity contracts. The gain on the transaction of $28,967 was credited directly to unassigned surplus on a net of tax basis. Subsequent to the initial gain, the Company amortized $1,883 for each of the years ended December 31, 2005, 2004, and 2003, into earnings with a corresponding charge to unassigned surplus. At December 31, 2005, the Company holds collateral from this affiliate in the form of letters of credit of $598,493, covering this reinsurance agreement and others.

Effective December 31, 2004, the Company executed a novation agreement related to four reinsurance treaties from an affiliated entity, Transamerica International Re (Bermuda) Ltd. As a result of this novation, $99,700 of statutory reserves were assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. Both transactions occurred with no gain or loss in the statements of operations or in capital and surplus.

During 2005, the Company executed novation agreements associated with 13 reinsurance treaties originally assumed by Transamerica International Re (Bermuda) Ltd (an affiliate). As a result of the novations, $174,925 of statutory reserves was assumed. Subsequently, the Company entered into a reinsurance agreement to cede these risks back to Transamerica International Re (Bermuda) Ltd. These transactions occurred with no gain or loss in the statement of operations or capital and surplus.

Effective December 31, 2005, the Company recaptured the risks related to the universal life business that was ceded to Transamerica International Reinsurance Ireland (an affiliate). The consideration that was given in the transaction was $288,500 and the reserves recaptured were $566,600. This resulted in a pretax loss on the statutory income statement of $278,100. In addition, the Company recaptured the risks related to the term business that was ceded to Transamerica International Reinsurance (Bermuda) Ltd. The consideration received in the transaction was $125,400, the commission expense allowance paid was $84,000 and the reserves recaptured were $508,200. This resulted in a pretax loss on the statutory basis statement of operations of $466,800. The Company subsequently entered into a reinsurance agreement with Stonebridge Reinsurance Company (an affiliate) to cede the term business and the secondary guarantee related to the universal life. The consideration that was given in the transaction was $103,900, the commission expense allowance received was $67,400 and the reserves ceded were $832,400 ($508,200 term and $324,200 secondary guarantee). This resulted in a gain on the statutory basis statement of operations of $795,900 pretax ($517,400 after tax) that will be reclassed to equity in accordance with SSAP 61 and the related Appendix, A791.

Prior to 2004, the Company assumed certain structured settlement business from Transamerica Life Insurance and Annuity Company (TALIAC) and Monumental Life Insurance Company (Monumental), both affiliated entities, in the form of funds withheld treaties. This business, along with other direct business of the Company, was then ceded to non-affiliates in the form of a funds withheld treaty. At December 31, 2003, the Company reported a funds withheld by affiliates under reinsurance treaties asset of $849,774 and a liability for funds held under coinsurance and other reinsurance treaties of $2,507,726 with respect to these treaties. During 2004, TALIAC and Monumental recaptured their treaties and the Company recaptured its treaty with the non-affiliated companies. As a result of these recaptures, the Company recorded consideration on reinsurance recaptured of $1,497,553 and a reinsurance reserve recapture of $1,488,718. The difference of $8,835 has been reported as a gain on the transaction by the Company in the statement of operations.

The financial reinsurance treaty dated July 1, 2004 with Manulife Reinsurance Limited was terminated effective October 1, 2005. The transaction resulted in a decrease in ceded reserves of $138,331. The unamortized deferred gain of $11,484 was charged off to surplus. The transaction was settled on a funds withheld basis resulting in a $126,847 decrease in the funds withheld liability. This transaction resulted in no gain or loss in the statement of operations.

The Company reports a reinsurance deposit receivable of $105,814 as of December 31, 2005. In 1996, the Company entered into a reinsurance agreement with Berkshire Hathaway where, for a net consideration of $59,716, the Company ceded certain portions of future obligations under single premium annuity contracts originally written by the Company in 1993. Consistent with the requirements of SSAP No. 75, the Company reports the net consideration paid as a deposit. The amount reported is the present value of the future payment streams discounted at the effective yield rate determined at inception. In prior years, the net consideration was recorded as a contra-liability (reduction in reserves).
7. Income Taxes

The main components of deferred income tax amounts are as follows:

                                                                            December 31
                                                                       2005             2004
                                                                ------------------------------------
                                                                -------------------
   Deferred income tax assets:
     Nonadmitted assets                                            $    26,442       $    34,727
     Provision for contingent experience rated refund                    9,059             9,930
     Tax basis deferred acquisitions costs                             209,560           187,843
     Reserves                                                          275,977           247,563
     Unrealized capital losses                                          33,416            35,342
     ss.807(f) assets                                                      4,124             5,623
     Deferred intercompany losses                                       16,822            10,739
     Other                                                              33,368            33,343
                                                                ------------------------------------
                                                                ------------------------------------
   Deferred income tax assets                                         $608,768          $565,110
                                                                ====================================
                                                                ====================================

   Deferred income tax assets nonadmitted                             $260,236          $320,064
                                                                ====================================
                                                                ====================================

   Deferred income tax liabilities:
     Partnerships                                                     $123,599           $18,884
     Agent deferred compensation                                         1,760            25,212
     Real estate                                                        33,419            32,247
     ss.807(f) liabilities                                                14,204            16,579
     Separate account seed money                                        15,930             2,853
     Unrealized capital gains (losses)                                  44,420            47,960
     Deferred intercompany gains                                        12,580             2,814
     Other                                                               3,560             3,912
                                                                ------------------------------------
                                                                ------------------------------------
   Total deferred income tax liabilities                           $   249,472       $   150,461
                                                                ====================================


The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:

                                                                           Year Ended December 31
                                                                       2005           2004          2003
                                                                 --------------------------------------------
                                                                 --------------------------------------------

   Change in net deferred income tax asset                              $(55,353)        $65,212       $(69,945)
                                                                 ============================================
   Change in deferred income tax assets - nonadmitted                    (59,828)         80,829        (46,099)
                                                                 ============================================


Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before federal income tax expense (benefit) and net realized capital gains
(losses) on investments for the following reasons:

                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Income tax expense (benefit) computed at the           $(86,493)         $160,293          $79,764
     federal statutory rate (35%)
       Agent deferred compensation                             236            (1,729)             735
       Corporate provision                                     332            (2,860)           1,800
       Deferred acquisition costs - tax basis               26,033             8,566           10,924
       Dividends received deduction                         (2,415)         (151,039)          (7,884)
       IMR amortization                                     (7,709)           (6,985)          (5,184)
       Investment income items                             (38,713)          (24,774)         (18,790)
       Prior year under (over) accrual                      94,218           (38,321)         (11,150)
       Earnings from affiliated LLC                          3,520             2,446            5,663
       Reinsurance adjustments                             175,642            (8,112)         (10,568)
       Tax credits                                         (20,784)          (10,150)         (30,903)
       Tax reserve valuation                                26,710            30,986             (694)
       Other                                                (1,863)            2,052            4,617
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Federal income tax expense (benefit)                   $168,714          $(39,627)         $18,330
                                                     ======================================================








7. Income Taxes (continued)

For federal income tax purposes, the Company joins in a consolidated income tax return filing with other affiliated companies. Under the terms of a tax sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

Income taxes incurred during 2005, 2004 and 2003 for the consolidated group in which the Company is included that will be available for recoupment in the event of future net losses is $159,090, $124,669, and $128,053, respectively.

An examination of the Company's federal income tax returns by the Internal Revenue Service is underway for the calendar years 2002, 2003, and 2004.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA. A distribution from the PSA was made in 2005. Due to US tax legislation enacted in October 2004, distributions to shareholders during 2005 and 2006 are deemed to come first out of the PSA and are not taxed. There was no reduction to net earnings due to this distribution.

8. Policy and Contract Attributes

A portion of the Company's policy reserves and other policyholders' funds
(including separate account liabilities) relates to liabilities established on a variety of the Company's annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

                                                                     December 31
                                                         2005                            2004
                                            ------------------------------- -------------------------------
                                                Amount         Percent          Amount         Percent
                                            ------------------------------- -------------------------------
   Subject to discretionary withdrawal with adjustment:
       With market value adjustment           $  3,689,926        19%         $  3,875,225        21%
       At book value less surrender charge         439,802         2               325,299         2
       At fair value                             2,175,242        11             2,317,949        12
   Subject to discretionary withdrawal
     without adjustment                            911,474         5               786,871         4
   Not subject to discretionary withdrawal
     provision                                  12,534,007        63            11,317,884        61
                                            ----------------                ----------------
                                                           ----------------                ----------------
   Total annuity reserves and deposit           19,750,451       100%           18,623,228       100%
     liabilities
                                                           ================                ================
   Less reinsurance ceded                       (2,810,837)                     (2,949,206)
                                            ----------------
                                                                            ----------------
   Net annuity reserves and deposit            $16,939,614                     $15,674,022
     liabilities
                                            ================                ================

Certain separate accounts held by the Company represent funds which are administered for pension plans. The assets consist primarily of fixed maturities and equity securities and are carried at estimated fair value. The Company provides a minimum guaranteed return to policyholders of certain separate accounts. Certain other separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholder.


Information regarding the separate accounts of the Company is as follows:

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                   Guaranteed
                            Guaranteed More Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other    $    1,022       $201,736    $   84,839    $     34,813   $   322,410
     considerations for the year
     ended December 31, 2005
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2005              $  76,476       $542,004      $169,358      $1,942,392    $2,730,230
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2005:
       At market value            $           - $           - $           -     $1,904,124    $1,904,124
       Not subject to
         discretionary withdrawal      76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                    $  76,476       $542,004      $169,358      $1,942,392    $2,730,230
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2005:
     Subject to discretionary
       withdrawal:
       With market value                                     -                             -$
       adjustment                 $          -  $             $            -$                          -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       1,904,124     1,904,124
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                               -               -             -      1,904,124     1,904,124
     Not subject to
       discretionary withdrawal        76,476        542,004       169,358          38,268       826,106
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total separate account           $76,476       $542,004      $169,358      $1,942,392    $2,730,230
       liabilities at December
       31, 2005
                                  =========================================================================








8. Policy and Contract Attributes (continued)

              Guaranteed Nonindexed Nonindexed Nonguaranteed Total
                                   Guaranteed
                            Guaranteed More Separate
                                     Indexed     Less Than 4%    Than 4%        Accounts
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
   Premiums, deposits and other      $109,124       $771,060    $   18,626    $     30,216   $   929,026
     considerations for the year
     ended December 31, 2004
                                  =========================================================================
                                  =========================================================================

   For accounts with assets at
     market value as of
     December 31, 2004               $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================

   Reserves by withdrawal
     characteristics as of
     December 31, 2004:
       At market value                               $
                                  $           -        -      $           -     $2,055,533    $2,055,533
       Not subject to
         discretionary withdrawal     106,785        865,612       191,413          37,290     1,201,100
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
                                     $106,785       $865,612      $191,413      $2,092,823    $3,256,633
                                  =========================================================================
                                  =========================================================================

   Reserves for separate accounts by withdrawal characteristics at December 31,
     2004:
     Subject to discretionary
       withdrawal:
       With market value                                    -                              -$
       adjustment                 $           - $             $          -  $                          -
       At book value without
         market value adjustment
         and with current
         surrender charge of 5%
         or more                            -              -             -               -             -
       At fair value                        -              -             -       2,055,533     2,055,533
       At book value without
         market value adjustment
         and with current
         surrender charge of
         less than 5%                       -              -             -               -             -
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Subtotal                                -             -             -       2,055,533     2,055,533
     Not subject to
       discretionary withdrawal       106,785        865,612       191,413          37,290     1,201,100
                                  -------------------------------------------------------------------------
                                  -------------------------------------------------------------------------
     Total    separate     account   $106,785       $865,612      $191,413      $2,092,823    $3,256,633
       liabilities   at   December
       31, 2004
                                  =========================================================================




A reconciliation of the amounts transferred to and from the Company's separate accounts is presented below:
                                                                    Year Ended December 31
                                                            2005             2004              2003
                                                     ------------------------------------------------------
   Transfer as reported in the summary of operations of the separate accounts statement:
       Transfers to separate accounts                     $   34,812        $   30,252       $   41,068
       Transfers from separate accounts                      290,561           230,963          222,126
                                                     ------------------------------------------------------
   Net transfers to separate accounts                       (255,749)         (200,711)        (181,058)
   Other reconciling adjustments                                (525)             (350)            (234)
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   Net transfers as reported in the statements             $(256,274)        $(201,061)       $(181,292)
     of operations
                                                     ======================================================

Reserves on certain of the Company's traditional life insurance products are computed using mean reserving methodologies. The Company moved to a continuous reserve methodology from a mean reserve method on certain products. See Note 3. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2005 and 2004, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
   December 31, 2005
   Life and annuity:
     Ordinary first-year business                         $  77,850         $  1,921         $   75,929
     Ordinary renewal business                              414,603           12,497            402,106
     Group life direct business                               2,798                -              2,798
     Reinsurance ceded                                     (144,277)               -           (144,277)
                                                     ------------------------------------------------------
                                                            350,974           14,418            336,556
   Accident and health                                         (700)               -               (700)
                                                     ------------------------------------------------------
                                                           $350,274          $14,418           $335,856
                                                     ======================================================

8. Policy and Contract Attributes (continued)

                                                           Gross            Loading            Net
                                                     ------------------------------------------------------
                                                     ------------------------------------------------------
   December 31, 2004
   Life and annuity:
     Ordinary first-year business                          $123,110          $16,878           $106,232
     Ordinary renewal business                              346,179           13,818            332,361
     Group life direct business                               5,397                -              5,397
     Reinsurance ceded                                     (171,844)               -           (171,844)
                                                     ------------------------------------------------------
                                                            302,842           30,696            272,146
   Accident and health                                          496                -                496
                                                     ------------------------------------------------------
                                                           $303,338          $30,696           $272,642
                                                     ======================================================

At December 31, 2005 and 2004, the Company had insurance in force aggregating
$226,759,726 and $140,077,749, respectively, in which the gross premiums are less than the net premiums required by the standard valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $576,146 and $337,288 to cover these deficiencies at December 31, 2005 and 2004, respectively.

At December 31, 2005 and 2004, the Company had variable annuities with minimum guaranteed income benefits as follows:

          Benefit and Type of Risk                             Subjected    Amount of Reserve    Reinsurance
                                                                                               Reserve Credit
   Year                                                      Account Value         Held
   -------------------------------------------------------------------------------------------------------------
   2005   Minimum Guaranteed Income Benefit                     $1,369,031         $317,542         $207,747
   2004   Minimum Guaranteed Income Benefit                      1,748,090          417,419          268,551

For Variable Annuities with Guaranteed Living Benefits (VAGLB), the Company complies with Actuarial Guideline 39. This guideline defines a two step process for the determination of VAGLB reserves. The first step is to establish a reserve equal to the accumulated VAGLB charges for the policies in question. The second step requires a standalone asset adequacy analysis to determine the sufficiency of these reserves. This step has been satisfied by projecting 30 years into the future along 1000 stochastic variable return paths using a variety of assumptions as to VAGLB charges, lapse, withdrawal, annuitization and death. The results of this analysis are discounted back to the valuation date and compared to the accumulation of fees reserve to determine if an additional reserve needs to be established.


8. Policy and Contract Attributes (continued)

At December 31, 2005 and 2004, the Company had variable annuities with minimum guaranteed death benefits as follows:

                                                                                                 Reinsurance
                                                               Subjected     mount of Reserve  Reserve Credit
   Year   Benefit and Type of Risk                           Account Value  A      Held
   -------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------
   2005   Minimum Guaranteed Death Benefit                     $11,862,061         $597,236         $353,062
   2004   Minimum Guaranteed Death Benefit                      12,598,001          722,930          423,779

For Variable Annuities with Minimum Guaranteed Death Benefits (MGDB), the Company complies with Actuarial Guideline 34. This guideline requires that MGDBs be projected by assuming an immediate drop in the values of the assets supporting the variable annuity contract, followed by a subsequent recovery at a net assumed return until the maturity of the contract. The immediate drop percentages and gross assumed returns vary by asset class and are defined in the guideline. Mortality is based on the 1994 Variable Annuity MGDB Mortality Table, which is also defined in the guideline.

The Company enters into municipal reverse repurchase agreements for which it requires a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company has recorded liabilities of $715,012 and $651,249 for these agreements as of December 31, 2005 and 2004, respectively. The reverse repurchase agreements are collateralized by government agency securities with book values of $752,677 and $675,887 as of December 31, 2005 and 2004, respectively. These securities have maturity dates that range from 2010 to 2025 and have a weighted average interest rate of 4.42%.

9. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102/105 percent of the fair market value of the loaned securities as of the transaction date for domestic/international securities, respectively. The counterparty is mandated to deliver additional collateral if the fair market value of the collateral is at any time less than 100% of the fair market value of the loaned securities. This additional collateral, along with the collateral already held in connection with the lending transaction must then be at least equal to 102/105 percent of the fair value of the loaned securities. Except for the notional amount of $64,380, the program requirements restrict the collateral from rehypothecation by any party involved in the transaction and have minimum limitations related to credit worthiness, duration and borrower levels.

The Company participates in securities lending programs pursuant to which it has loaned securities with a value of $969,868 and $1,116,312 at December 31, 2005 and 2004, respectively. Liabilities are recorded with respect to the cash collateral received in connection with the securities on loan when it is available for the general use of the Company. Liabilities were recorded in the amount of $67,555 and $63,497 at December 31, 2005 and 2004, respectively.

10.  Dividend Restrictions

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its parent company. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of the Company's statutory surplus as of the preceding December 31, or (b) the Company's statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2006, without the prior approval of insurance regulatory authorities, is $210,507.

Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2005, the Company meets the RBC requirements.

11.  Capital Structure

During 2003, the Company redeemed 1,103,466 shares of common stock. This stock had a par value of $12.50 per share and the redemption proceeds were $825,000. The Company also issued 1,103,466 shares of preferred stock with a par value of $12.50 per share to an affiliate in the United Kingdom in exchange for $825,000. The holder of the preferred shares shall be entitled to receive dividends equal to a fixed rate of 6.33 percent of the issue price, compounded annually. The preferred stock is mandatorily redeemable by the Company on February 3, 2033. The redemption price of the preferred stock is equal to $747.64 per share plus accrued and unpaid dividends. At December 31, 2004, there was $1,160 of undeclared and unpaid cumulative dividends relating to the preferred shares. The Company's total statutory capital was unchanged as a result of this recapitalization, and the Company continues to be 100 percent indirectly owned by AEGON N.V.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

During 2005, 2004 and 2003, the Company sold $9,029, $4,271, and $4,104, respectively, of agent balances without recourse to an affiliated entity. Prior to July 29, 2005, the agent debit balances were sold to Money Services, Inc.
(MSI), an affiliated company. Subsequent to July 29, 2005, agent debit balances were sold without recourse to ADB Corporation, LLC (ADB), an affiliate company, and all rights, title and interest in the prior net debit balances owned by MSI prior to July 29, 2005, were fully assigned, without recourse, to ADB. The Company did not realize a gain or loss as a result of the sales.

For dollar reverse repurchase agreements, the Company receives cash collateral in an amount at least equal to the market value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral will be invested as needed or used for general corporate purposes of the Company. The Company had no outstanding dollar reverse repurchase agreements at December 31, 2005 or 2004.

13. Pension Plan and Other Postretirement Benefits

The Company's employees participate in a qualified benefit plan sponsored by AEGON USA, Inc. (AEGON), an affiliate. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards (SFAS) No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $3,616, $3,240, and $2,800 for the years ended December 31, 2005, 2004 and 2003, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $349, $375, and $275 for the years ended December 31, 2005, 2004 and 2003, respectively.

14. Related Party Transactions

The Company shares certain offices, employees and general expenses with affiliated companies.

The Company is party to a cost sharing agreement between AEGON USA, Inc. companies, providing for services needed. The Company is also party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company's mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.

The Company received capital contributions of $500,000 from its parent in 2004 in the form of cash.

On December 8, 2005, the Company paid a $193,048 dividend to its stockholder, Transamerica Service Company, and a $106,952 dividend to its preferred shareholder, Scottish Equitable Finance Limited. The Company paid dividends of $250,000 in 2003.

During 2004, the Company received a dividend of $400,000 from TALIAC.








14. Related Party Transactions (continued)

During 2002, the Company received $200,000 from Transamerica Corporation in exchange for surplus notes. These notes are due 20 years from the date of issuance and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. Additional information related to the surplus notes at December 31, 2005 is as follows:


                                         Original      Balance      Interest   Total
                             Interest     Amount    Out-standing  Paid Current Interest     Accrued
           Date Issued         Rate      of Notes  at End of Year     Year        Paid     Interest
      -------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------

      September 30, 2002       6.0%       $200,000     $200,000     $12,000      $36,000    $3,000

Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. At December 31, 2005 and 2004, the Company has receivables from affiliates of $78,020 and $66,951, respectively. As of December 31, 2005, the Company has four short-term notes receivable from AEGON USA, Inc. in the amounts of $37,000, $2,100, $9,000, and $201,900 due on or before December 14, December 27, December 27, and December 28, 2006, respectively. At December 31, 2004, the Company had short-term notes receivable from affiliates of $79,800. During 2005, 2004, and 2003 the Company received (paid) net interest of $2,033, $(1,355), and $212, respectively, to affiliates.

15. Commitments and Contingencies

The Company has contingent commitments for $525,696 and $278,677 as of December 31, 2005 and 2004, respectively, to provide additional funding for various joint ventures, partnerships, and limited liability companies.

At December 31, 2005 and 2004, the Company has mortgage loan commitments of $184,517 and $232,086, respectively.

At December 31, 2005 and 2004, the Company has private placement commitments outstanding of $50,000 and $22,000, respectively.

The net amount of securities being acquired on a "to be announced" (TBA) basis was $1,009 and $68,116 as of December 31, 2005 and 2004, respectively.



15. Commitments and Contingencies (continued)

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2005, the Company has pledged invested assets with a carrying value and fair value of $2,150,965 and $2,187,187, respectively, in conjunction with these transactions.

The Company has provided a guarantee for the performance of an affiliated noninsurance entity that was involved in a guaranteed sale of investments in low-income housing tax credit partnerships. These partnerships are majority owned by a noninsurance subsidiary of the Company for which a third party is the primary investor. The balance of the investor's capital account covered by this transaction is $12,235 as of December 31, 2005. The nature of the obligation is to provide the investor with a minimum guaranteed annual and cumulative return on their contributed capital. The Company is not at risk for changes in tax law or the investor's inability to fully utilize tax benefits. Accordingly, the Company believes the chance of having to make material payments under the guarantee is remote.

The Company has provided contingent deferred capital contribution guarantees to a tax credit syndication firm involving the guaranteed sale of low income housing tax credit partnerships. The guarantees are effective only if the third party investors default on its deferred capital contribution obligations. As of December 31, 2005, the Company's exposures under the guarantees were $10,325. Due to the financial strength and credit ratings of the third party investors, the Company believes the chance of having to make material payments under the guarantees is remote.

The Company serves as guarantor for an affiliate's guaranties of the principal value of loans made to entities which invest in certain investment funds. As of December 31, 2005, the notional amount of these guarantees is $40,497. The investment funds' assets are restricted based on established investment guidelines and are required, upon a decline in value below a formula based threshold, to either replace the assets with fixed income instruments or sell assets and pay down the loan in order to minimize the guarantor's principal protection liability. There are no expected payments associated with these guarantees.

At December 31, 2005, the Company had entered into multiple agreements with notional amounts of $1,039,019 for which it was paid a fee to provide credit enhancements and standby liquidity asset purchase agreements. The Company believes the chance of draws or other performance features being exercised under these agreements is minimal.



15. Commitments and Contingencies (continued)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company, except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $6,158 and $6,464 at December 31, 2005 and 2004, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $(11,023), $560, and $201, for the years ended December 31, 2005, 2004, and 2003, respectively.

In the normal course of business, the Company has obtained letters of credit of $763,221 for the benefit of non affiliated companies that have reinsured business to the Company where the ceding companies' state of domicile does not recognize the Company as an authorized reinsurer.

The Company has also provided a guarantee for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. There are no expected payments associated with this guarantee.

In the normal course of its business operations, the Company is involved in litigation from time to time with claimants, beneficiaries, and others, and a number of lawsuits were pending at December 31, 2005. In the opinion of the Company, the ultimate liability, if any, would not have a material adverse financial effect upon the Company.










16. Leases

The Company leases office buildings under various noncancelable operating lease agreements. At December 31, 2005, the future minimum aggregate rental commitments are as follows:

        Year ending December 31:
          2006                           $11,689
          2007                            11,665
          2008                             7,940
          2009                             3,781
          2010                             2,500
          Thereafter                       2,862


17. Reconciliation of Capital and Surplus

The following table reconciles capital and surplus as reported in the Annual
Statement filed with the Insurance Division, Department of Commerce, of the State of Iowa to the amounts reported in the accompanying financial statements:

                                                                             December 31, 2005
                                                                           -----------------------
                                                                           -----------------------
                                                                             Total Capital and
                                                                                  Surplus
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported in the Annual Statement                                           $ 2,132,653
   Adjustment for affiliated common stock valuation                                       478,102
                                                                           -----------------------
                                                                           -----------------------
   Amounts reported herein                                                            $ 2,610,755
                                                                           =======================

There were no reconciling items at December 31, 2004 for the year then ended.

                                 Statutory-Basis
                          Financial Statement Schedules

                 Transamerica Occidental Life Insurance Company

       Summary of Investments - Other Than Investments in Related Parties
                             (Dollars in Thousands)

                                December 31, 2005

Schedule I
                                                                                        Amount at Which
                                                                                             Shown
                                                                         Market              in the
Type of Investment                                  Cost (1)             Value           Balance Sheet
-----------------------------------------------------------------------------------------------------------
Fixed maturities
Bonds:
   United States government and government
     agencies and authorities
                                                    $  1,935,013        $ 1,947,132        $  1,935,013
   States, municipalities and political
     subdivisions                                        292,274            307,354             292,274
   Foreign governments                                   176,956            191,094             176,956
   Public utilities                                    1,226,256          1,311,470           1,226,256
   All other corporate bonds                          14,341,562         14,878,082          14,341,562
Preferred stocks                                          75,944             87,413              75,944
                                               ------------------------------------------------------------
Total fixed maturities                                18,048,005         18,722,545          18,048,005

Equity securities
Common stocks:
   Banks, trust and insurance                             81,200             81,200              81,200
   Industrial, miscellaneous and all other               131,641            160,283             160,283
                                               ------------------------------------------------------------
                                               ------------------------------------------------------------
Total equity securities                                  212,841            241,483             241,483

Mortgage loans on real estate                          4,375,864                              4,375,864
Real estate                                               14,541                                 14,541
Policy loans                                             386,595                                386,595
Other long-term investments                              846,040                                846,040
Cash and short-term investments                          355,844                                355,844
                                               --------------------                   ---------------------
Total investments                                    $24,239,730                            $24,268,372
                                               ====================                   =====================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.

              Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2005

Schedule III
                                                                                                          Benefits,
                                                                                                           Claims
                                Future Policy                 Policy and                       Net        Losses and       Other
                                Benefits and     Unearned      Contract       Premium      Investment     Settlement     Operating
                                  Expenses       Premiums    Liabilities      Revenue        Income*       Expenses      Expenses*
                               -----------------------------------------------------------------------------------------------------
Year ended December 31, 2005
Individual life                $  7,418,637   $         -        $218,906     $1,456,551 $   483,189        $1,710,877     $934,163
Individual health                    124,003       32,135           9,519         47,826         9,419          45,465       35,735
Group life and health                 31,642          835          83,040         21,577         6,999          32,978        6,889
Annuity                            4,941,968            -            (771)       515,152       818,276       1,477,790     (277,973)
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $12,516,250      $32,970        $310,694     $2,041,106    $1,317,883      $3,267,110     $698,814
                               =====================================================================================================
                               =====================================================================================================

Year ended December 31, 2004
Individual life                 $  6,690,478   $        -        $247,288    $   704,900   $   595,366      $1,082,995   $   640,074
Individual health                     96,031       32,567           5,268         46,951         9,819          41,156        32,043
Group life and health                 22,386          882          83,773         24,858         8,400          22,637        19,832
Annuity                            4,973,396            -          15,789        632,158       870,259       1,416,355     1,239,561
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $11,782,291      $33,449        $352,118     $1,408,867    $1,483,844      $2,563,143    $1,931,510
                               =====================================================================================================
                               =====================================================================================================

Year ended December 31, 2003
Individual life                 $  6,461,721   $        -        $191,245     $1,291,087   $   451,703      $1,378,627   $  645,293
Individual health                     67,735       31,401           3,824         37,689         6,206          34,608       34,240
Group life and health                 17,374          815          77,362         14,342         6,209          22,552       11,377
Annuity                            3,664,395            -          (8,694)       346,140       564,805       1,060,245     (157,325)
                               -----------------------------------------------------------------------------------------------------
                               -----------------------------------------------------------------------------------------------------
                                 $10,211,225      $32,216        $263,737     $1,689,258    $1,028,923      $2,496,032   $   533,585
                               =====================================================================================================

*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

              Transamerica Occidental Life Insurance Company

                       Supplementary Insurance Information
                             (Dollars in Thousands)

                                December 31, 2005

Schedule III



                                Premiums
                                 Written
                               --------------
Year ended December 31, 2005

Individual life
Individual health               $110,930
Group life and health             36,808
Annuity






Year ended December 31, 2004
Individual life
Individual health               $119,713
Group life and health             37,847
Annuity






Year ended December 31, 2003
Individual life
Individual health               $106,093
Group life and health             36,685
Annuity





*Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

                 Transamerica Occidental Life Insurance Company

                                   Reinsurance
                             (Dollars in Thousands)

                                December 31, 2005

Schedule IV
                                                                       Assumed                        Percentage
                                                       Ceded to          From                         of Amount
                                         Gross          Other           Other            Net           Assumed
                                        Amount        Companies       Companies         Amount          to Net
                                    --------------------------------------------------------------------------------
Year ended December 31, 2005
Life insurance in force                $378,985,142   $529,840,825    $384,372,793    $233,517,110        165%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    2,222,423  $   1,633,313  $      867,441  $    1,456,551         61%
   Individual health                        110,930        108,162          45,058          47,826         94%
   Group life and health                     36,808         19,581           4,350          21,577         20%
   Annuity                                  196,047         99,571         418,676         515,152         81%
                                    --------------------------------------------------------------------------------
                                      $   2,566,208  $   1,860,627   $   1,335,525   $   2,041,106         66%
                                    ================================================================================

Year ended December 31, 2004
Life insurance in force                $363,948,930   $470,453,028    $292,666,513    $186,162,415        157%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    2,001,631 $    1,935,924 $       639,193 $       704,900         91%
   Individual health                        119,713         92,849          20,087          46,951         43%
   Group life and health                     37,847         26,445          13,456          24,858         54%
   Annuity                                  423,323        175,047         383,882         632,158         61%
                                    --------------------------------------------------------------------------------
                                     $    2,582,514 $    2,230,265  $    1,056,618  $    1,408,867         75%
                                    ================================================================================

Year ended December 31, 2003
Life insurance in force                $338,849,328   $388,033,195    $219,983,424    $170,799,557        129%
                                    ================================================================================
                                    ================================================================================

Premiums:
   Individual life                   $    1,832,689 $    1,087,042 $       545,440  $    1,291,087         42%
   Individual health                        106,093         77,611           9,207          37,689         24%
   Group life and health                     36,685         34,191          11,848          14,342         83%
   Annuity                                  204,983         33,133         174,290         346,140         50%
                                    --------------------------------------------------------------------------------
                                     $    2,180,450 $    1,231,977  $      740,785  $    1,689,258         44%
                                    ================================================================================



 FINANCIAL STATEMENTS

 Transamerica Occidental Life Insurance Company Separate Account VUL-4 Year Ended December 31, 2005

                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                              Financial Statements

                          Year Ended December 31, 2005




                                    Contents

Report of Independent Registered Public Accounting Firm.......................................................1

Financial Statements

Statements of Assets and Liabilities..........................................................................3
Statements of Operations.....................................................................................15
Statements of Changes in Net Assets - Year ended December 31, 2005...........................................27
Statements of Changes in Net Assets - Year ended December 31, 2004...........................................39
Notes to Financial Statements................................................................................47

             Report of Independent Registered Public Accounting Firm


Contract Owners of Separate Account VUL-4 of Transamerica Occidental Life Insurance Company
The Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account VUL-4 of Transamerica Occidental Life Insurance Company (the Separate Account) (comprised of the AEGON/TA Asset Allocation - Conservative, AEGON/TA Asset Allocation - Growth, AEGON/TA Asset Allocation - Moderate Growth, AEGON/TA Asset Allocation - Moderate, AEGON/TA Capital Guardian Global, AEGON/TA Capital Guardian Value, AEGON/TA Clarion Global Real Estate Securities, AEGON/TA Federated Growth & Income, AEGON/TA Great Companies Technology, AEGON/TA JP Morgan Mid Cap Value, AEGON/TA Marsico Growth, AEGON/TA Mercury Large Cap Value, AEGON/TA PIMCO Total Return, AEGON/TA Templeton Global, AEGON/TA Third Avenue Value, AEGON/TA Transamerica Convertible Securities, AEGON/TA Transamerica Equity, AEGON/TA Transamerica Growth Opportunities, AEGON/TA Transamerica Money Market, AEGON/TA Transamerica U.S. Government Securities, AEGON/TA Van Kampen Mid-Cap Growth, Alger American Income & Growth, AllianceBernstein VP Growth & Income, AllianceBernstein VP Large Cap Growth, Dreyfus Appreciation, Dreyfus Developing Leaders, Dreyfus MidCap Stock, Dreyfus Socially Responsible Growth, Fidelity VIP Contrafund, Fidelity VIP Equity Income, Fidelity VIP Index 500, Franklin Small Cap Value, Franklin Small-Mid Cap Growth, Janus Aspen Series Balanced, Janus Aspen Series Worldwide Growth, MFS(R) Emerging Growth, MFS(R) Investors Trust, MFS(R) Research, PIMCO VIT Real Return, PIMCO VIT StocksPLUS Growth & Income, Premier VIT OpCap Managed, Premier VIT OpCap Small Cap, Van Kampen UIF Emerging Markets Equity, Van Kampen UIF Fixed Income, Van Kampen UIF High Yield and Van Kampen UIF International Magnum sub-accounts) as of December 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts comprising Separate Account VUL-4 of Transamerica Occidental Life Insurance Company at December 31, 2005, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                 Ernst & Young
March 17, 2006

                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Assets and Liabilities

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  sset Allocation-  Asset Allocation-  Asset Allocation- Asset Allocation-
                                                 A  Conservative         Growth         Moderate Growth       Moderate
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $             -   $       934,996    $       189,470    $         9,647
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $             -   $       934,996    $       189,470    $         9,647
                                                 ===========================================================================

Accumulation unit value                            $         10.76   $         11.70    $         11.42    $         11.10
                                                 ===========================================================================

Accumulation units outstanding                                   -         79,948.25          16,588.66             869.18
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                                     -         72,819.04          14,802.35             788.18

Net asset value per share                          $         11.43   $         12.84    $         12.80    $         12.24

Investments, at cost                               $             -   $       885,696    $       183,375    $         9,764




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Capital Guardian  Capital Guardian   Clarion Gbl Real   Federated Growth
                                                       Global             Value        Estate Securities      & Income
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       445,238   $       120,834    $        10,933    $     2,058,637
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       445,238   $       120,834    $        10,933    $     2,058,637
                                                 ===========================================================================

Accumulation unit value                            $         13.69   $         13.31    $         11.70    $         13.56
                                                 ===========================================================================

Accumulation units outstanding                           32,511.53          9,076.80             934.16         151,821.41
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                             32,522.86          5,874.30             553.01         124,614.82

Net asset value per share                          $         13.69   $         20.57    $         19.77    $         16.52

Investments, at cost                               $       377,977   $       117,507    $        10,892    $     2,184,466




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Great Companies   JP Morgan Mid Cap                     ercury Large Cap
                                                     Technology           Value         Marsico Growth   M     Value
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $             -   $             -    $         4,964    $        23,846
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $             -   $             -    $         4,964    $        23,846
                                                 ===========================================================================

Accumulation unit value                            $         11.69   $         11.01    $         11.39    $         11.63
                                                 ===========================================================================

Accumulation units outstanding                                   -                 -             435.86           2,051.02
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                                     -                 -             480.10           1,273.83

Net asset value per share                          $          4.36   $         15.89    $         10.34    $         18.72

Investments, at cost                               $             -   $             -    $         4,787    $        23,349




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  IMCO Total Return                    hird Avenue Value    Transamerica
                                                                                                            Convertible
                                                 P                  Templeton Global  T                      Securities
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $     1,280,394   $             -    $             -    $        11,974
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $     1,280,394   $             -    $             -    $        11,974
                                                 ===========================================================================

Accumulation unit value                            $         10.86   $         11.15    $         12.14    $         11.31
                                                 ===========================================================================

Accumulation units outstanding                          117,856.20                 -                  -           1,058.76
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                            117,359.64                 -                  -           1,069.12

Net asset value per share                          $         10.91   $         18.81    $         24.22    $         11.20

Investments, at cost                               $     1,316,221   $             -    $             -    $        11,675




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                                      Transamerica                        ransamerica U.S.
                                                    Transamerica         Growth       Transamerica Money T   Government
                                                       Equity         Opportunities         Market           Securities
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       813,689   $        12,918    $       177,025    $             -
Dividends receivable                                             -                 -                19                   -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       813,689   $        12,918    $       177,044    $             -
                                                 ===========================================================================

Accumulation unit value                            $         10.60   $         12.74    $          1.08    $         10.12
                                                 ===========================================================================

Accumulation units outstanding                           76,750.53          1,014.19         163,951.33                  -
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                             34,088.35            823.31         177,025.13                  -

Net asset value per share                          $         23.87   $         15.69    $          1.00    $         11.94

Investments, at cost                               $       616,284   $        11,675    $       177,025    $             -




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                    Sub-accounts
                                                   -------------------------------------------------------------------------------
                                                        AEGON/TA             Alger         AllianceBernstein  AllianceBernstein
                                                    an Kampen Mid-Cap       American
                                                         Growth             Income &           VP Growth              VP
                                                   V                         Growth            & Income        Large Cap Growth
                                                   -------------------------------------------------------------------------------

Assets
Investments, at fair value                           $        27,515    $       285,883     $       492,469    $       154,690
Dividends receivable                                               -                  -                   -                  -
                                                   -------------------------------------------------------------------------------

Net assets                                           $        27,515    $       285,883     $       492,469    $       154,690
                                                   ===============================================================================

Accumulation unit value                              $          7.95    $          8.49     $         11.09    $          8.03
                                                   ===============================================================================

Accumulation units outstanding                              3,460.57          33,675.57           44,408.71          19,261.91
                                                   ===============================================================================

Investment sub-account information

Number of mutual fund shares                                1,434.56          27,809.60           19,978.47           5,828.56

Net asset value per share                            $         19.18    $         10.28     $         24.65    $         26.54

Investments, at cost                                 $        22,915    $       245,771     $       412,530    $       139,703




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      Dreyfus            Dreyfus            Dreyfus           Dreyfus
                                                                                                              Socially
                                                                       Developing           MidCap          Responsible
                                                    Appreciation         Leaders             Stock             Growth
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       640,313   $       345,729    $       447,452    $        26,874
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       640,313   $       345,729    $       447,452    $        26,874
                                                 ===========================================================================

Accumulation unit value                            $          9.68   $         11.31    $         13.85    $          8.19
                                                 ===========================================================================

Accumulation units outstanding                           66,136.49         30,570.02          32,315.08           3,281.89
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                             17,254.46          7,864.63          23,365.64           1,030.43

Net asset value per share                          $         37.11   $         43.96    $         19.15    $         26.08

Investments, at cost                               $       580,839   $       282,013    $       352,272    $        25,311




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Fidelity VIP      Fidelity VIP       Fidelity VIP         Franklin
                                                                         Equity                              Small Cap
                                                     Contrafund          Income            Index 500           Value
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       395,108   $        43,947    $     2,821,618    $     1,483,685
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       395,108   $        43,947    $     2,821,618    $     1,483,685
                                                 ===========================================================================

Accumulation unit value                            $         14.97   $         12.59    $         12.10    $         14.10
                                                 ===========================================================================

Accumulation units outstanding                           26,393.92          3,491.67         233,257.67         105,232.33
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                             12,874.16          1,746.02          20,057.00          88,367.20

Net asset value per share                          $         30.69   $         25.17    $        140.68    $         16.79

Investments, at cost                               $       328,274   $        37,776    $     2,627,771    $     1,379,141





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      Franklin            Janus           Janus Aspen           MFS(R)
                                                                                            Series
                                                   Small-Mid Cap      Aspen Series         Worldwide          Emerging
                                                       Growth           Balanced            Growth             Growth
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       212,226   $       242,978    $       202,212    $        55,156
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       212,226   $       242,978    $       202,212    $        55,156
                                                 ===========================================================================

Accumulation unit value                            $         10.59   $         11.45    $          7.49    $          7.48
                                                 ===========================================================================

Accumulation units outstanding                           20,049.64         21,223.64          26,988.30           7,372.33
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                             10,423.67          9,127.66           7,284.31           2,883.24

Net asset value per share                          $         20.36   $         26.62    $         27.76    $         19.13

Investments, at cost                               $       171,447   $       214,316    $       178,454    $        43,429





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                        MFS(R)              MFS(R)             PIMCO VIT         PIMCO VIT
                                                                                                             StocksPLUS
                                                     Investors                                                Growth &
                                                       Trust            Research          Real Return          Income
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       166,203   $        51,162    $             -    $       280,507
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       166,203   $        51,162    $             -    $       280,507
                                                 ===========================================================================

Accumulation unit value                            $          9.60   $          8.76    $         10.03    $          9.97
                                                 ===========================================================================

Accumulation units outstanding                           17,315.25          5,839.65                  -          28,137.05
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                              8,616.00          3,117.74                  -          27,500.66

Net asset value per share                          $         19.29   $         16.41    $         12.69    $         10.20

Investments, at cost                               $       137,792   $        40,250    $             -    $       242,756





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Premier VIT        Premier VIT        Van Kampen         Van Kampen
                                                                                         UIF Emerging
                                                       OpCap           OpCap Small          Markets             UIF
                                                      Managed              Cap              Equity          Fixed Income
                                                 ---------------------------------------------------------------------------

Assets
Investments, at fair value                         $       317,126   $       489,542    $        63,846    $       278,470
Dividends receivable                                             -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets                                         $       317,126   $       489,542    $        63,846    $       278,470
                                                 ===========================================================================

Accumulation unit value                            $         11.04   $         13.83    $         18.34    $         12.82
                                                 ===========================================================================

Accumulation units outstanding                           28,721.00         35,386.94           3,481.66          21,719.83
                                                 ===========================================================================

Investment sub-account information

Number of mutual fund shares                              7,361.34         15,650.32           4,334.40          24,151.74

Net asset value per share                          $         43.08   $         31.28    $         14.73    $         11.53

Investments, at cost                               $       275,898   $       439,641    $        36,492    $       274,683





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                Statements of Assets and Liabilities (continued)

                                December 31, 2005


                                                                                                  Sub-accounts
                                                                                      --------------------------------------
                                                                                          Van Kampen        Van Kampen
                                                                                                                UIF
                                                                                             UIF           International
                                                                                          High Yield          Magnum
                                                                                      --------------------------------------

Assets
Investments, at fair value                                                              $       111,659   $     2,334,444
Dividends receivable                                                                                  -                 -
                                                                                      --------------------------------------

Net assets                                                                              $       111,659   $     2,334,444
                                                                                      ======================================

Accumulation unit value                                                                 $         11.21   $         11.14
                                                                                      ======================================

Accumulation units outstanding                                                                 9,959.98        209,463.83
                                                                                      ======================================

Investment sub-account information

Number of mutual fund shares                                                                  16,420.41        188,565.74

Net asset value per share                                                               $          6.80   $         12.38

Investments, at cost                                                                    $       112,477   $     2,052,491

See accompanying notes.

                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                            Statements of Operations

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                 Asset Allocation-  Asset Allocation-  Asset Allocation- Asset Allocation-
                                                    Conservative         Growth         Moderate Growth       Moderate
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $             -   $             -    $         1,890    $           169
   Dividends - capital gain distributions                        -                 -              5,639                380
                                                 ---------------------------------------------------------------------------
                                                                 -                 -              7,529                549

Expenses
   Mortality and expense risk charge                           (26)             (590)              (216)                (9)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                   (26)             (590)             7,313                540

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                     1,509                20                302                 (6)
     Unrealized appreciation (depreciation)
        of investments                                           -            49,301              6,096               (117)
                                                 ---------------------------------------------------------------------------

Net gain (loss) on investments                               1,509            49,321              6,398               (123)
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $         1,483   $        48,731    $        13,711    $           417
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Capital Guardian  Capital Guardian   Clarion Gbl Real   Federated Growth
                                                       Global             Value        Estate Securities      & Income
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $         1,768   $         2,624    $           160    $        48,585
   Dividends - capital gain distributions                   12,546            13,552                770            178,792
                                                 ---------------------------------------------------------------------------
                                                            14,314            16,176                930            227,377

Expenses
   Mortality and expense risk charge                          (980)             (433)               (13)            (3,035)
                                                 ---------------------------------------------------------------------------

Net investment income                                       13,334            15,743                917            224,342

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                     1,567             8,204                  -             (6,138)
     Unrealized appreciation (depreciation)
         of investments                                     24,901            (7,558)                41           (132,298)
                                                 ---------------------------------------------------------------------------

Net gain (loss) on investments                              26,468               646                 41           (138,436)
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        39,802   $        16,389    $           958    $        85,906
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Great Companies   JP Morgan Mid Cap                     ercury Large Cap
                                                     Technology           Value         Marsico Growth   M     Value
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $             -   $             -    $             4    $             -
   Dividends - capital gain distributions                        -                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                                 -                 -                  4                  -

Expenses
   Mortality and expense risk charge                             -                 -                 (5)               (15)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                     -                 -                 (1)               (15)

Net realized and unrealized gain
   on investments
     Realized gain on investments                                -                 -                  -                 (2)
     Unrealized appreciation of investments                      -                 -                177                497
                                                 ---------------------------------------------------------------------------

Net gain on investments                                          -                 -                177                495
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $             -   $             -    $           176    $           480
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                                                       hird Avenue Value    Transamerica
                                                                                                            Convertible
                                                 PIMCO Total Return Templeton Global  T                      Securities
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $        22,285   $             -    $             -    $             -
   Dividends - capital gain distributions                   28,882                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                            51,167                 -                  -                  -

Expenses
   Mortality and expense risk charge                        (2,257)                -                  -                 (8)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                48,910                 -                  -                 (8)

Net realized and unrealized gain (loss)
   on investments
     Realized gain on investments                              537                 -                  -                  -
     Unrealized appreciation (depreciation)
         of investments                                    (37,522)                -                  -                300
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net gain (loss) on investments                             (36,985)                -                  -                300
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        11,925   $             -    $             -    $           292
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                                      Transamerica                        ransamerica U.S.
                                                    Transamerica         Growth       Transamerica Money T   Government
                                                       Equity         Opportunities         Market           Securities
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $         3,371   $             -    $        17,368    $             -
   Dividends - capital gain distributions                   14,567                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                            17,938                 -             17,368                  -

Expenses
   Mortality and expense risk charge                        (1,951)               (8)            (1,628)                 -
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                15,987                (8)            15,740                  -

Net realized and unrealized gain
   on investments
     Realized gain on investments                           67,146                 4                  -                  -
     Unrealized appreciation of investments                 58,727             1,243                  -                  -
                                                 ---------------------------------------------------------------------------

Net gain on investments                                    125,873             1,247                  -                  -
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $       141,860   $         1,239    $        15,740    $             -
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA            Alger        AllianceBernstein AllianceBernstein
                                                                        American
                                                     Van Kampen         Income &           VP Growth             VP
                                                   Mid-Cap Growth        Growth            & Income       Large Cap Growth
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $            21   $         2,923    $         5,644    $             -
   Dividends - capital gain distributions                        -                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                                21             2,923              5,644                  -

Expenses
   Mortality and expense risk charge                           (59)             (672)            (1,126)              (343)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                   (38)            2,251              4,518               (343)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                       (22)           15,373              3,296               (941)
     Unrealized appreciation (depreciation)
       of investments                                        1,949            (8,652)            12,260             20,993
                                                 ---------------------------------------------------------------------------

Net gain on investments                                      1,927             6,721             15,556             20,052
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $         1,889   $         8,972    $        20,074    $        19,709
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------




                                                      Dreyfus            Dreyfus            Dreyfus           Dreyfus
                                                                                                              Socially
                                                                       Developing           MidCap          Responsible
                                                    Appreciation         Leaders             Stock             Growth
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $           102   $             -    $           108    $             -
   Dividends - capital gain distributions                        -                 -              1,436                  -
                                                 ---------------------------------------------------------------------------
                                                               102                 -              1,544                  -

Expenses
   Mortality and expense risk charge                        (1,507)             (782)              (973)               (57)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                (1,405)             (782)               571                (57)

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                     3,091             2,396              2,861                (40)
     Unrealized appreciation of investments                 22,677            18,516             33,770              1,358
                                                 ---------------------------------------------------------------------------

Net gain on investments                                     25,768            20,912             36,631              1,318
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        24,363   $        20,130    $        37,202    $         1,261
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Fidelity VIP      Fidelity VIP       Fidelity VIP         Franklin
                                                                         Equity                              Small Cap
                                                     Contrafund          Income            Index 500           Value
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $           339   $           450    $        12,037    $        11,269
   Dividends - capital gain distributions                       49             1,113                  -              9,115
                                                 ---------------------------------------------------------------------------
                                                               388             1,563             12,037             20,384

Expenses
   Mortality and expense risk charge                          (871)              (88)            (4,653)            (2,358)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                  (483)            1,475              7,384             18,026

Net realized and unrealized gain
   on investments
     Realized gain on investments                           28,441               364              5,739             17,382
     Unrealized appreciation of investments                 33,829               229            115,229             77,506
                                                 ---------------------------------------------------------------------------

Net gain on investments                                     62,270               593            120,968             94,888
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        61,787   $         2,068    $       128,352    $       112,914
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      Franklin            Janus           Janus Aspen           MFS(R)
                                                                                            Series
                                                   Small-Mid Cap      Aspen Series         Worldwide          Emerging
                                                       Growth           Balanced            Growth             Growth
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $             -   $         4,646    $         2,316    $             -
   Dividends - capital gain distributions                        -                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                                 -             4,646              2,316                  -

Expenses
   Mortality and expense risk charge                          (479)             (530)              (463)              (122)
                                                 ---------------------------------------------------------------------------

Net investment income (loss)                                  (479)            4,116              1,853               (122)

Net realized and unrealized gain
   on investments
     Realized gain on investments                            1,440             1,442                275                 90
     Unrealized appreciation of investments                  8,151            10,790              8,021              4,621
                                                 ---------------------------------------------------------------------------

Net gain on investments                                      9,591            12,232              8,296              4,711
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $         9,112   $        16,348    $        10,149    $         4,589
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                        MFS(R)              MFS(R)             PIMCO VIT         PIMCO VIT
                                                                                                             StocksPLUS
                                                     Investors                                                Growth &
                                                       Trust            Research          Real Return          Income
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $           853   $           226    $             -    $         6,358
   Dividends - capital gain distributions                        -                 -                  -                  -
                                                 ---------------------------------------------------------------------------
                                                               853               226                  -              6,358

Expenses
   Mortality and expense risk charge                          (405)             (121)                 -               (656)
                                                 ---------------------------------------------------------------------------

Net investment income                                          448               105                  -              5,702

Net realized and unrealized gain
   on investments
     Realized gain on investments                            1,052                86                  -              1,058
     Unrealized appreciation of investments                 10,686             3,406                  -              1,914
                                                 ---------------------------------------------------------------------------

Net gain on investments                                     11,738             3,492                  -              2,972
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        12,186   $         3,597    $             -    $         8,674
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Premier VIT        Premier VIT        Van Kampen         Van Kampen
                                                                                         UIF Emerging
                                                       OpCap           OpCap Small          Markets             UIF
                                                      Managed              Cap              Equity          Fixed Income
                                                 ---------------------------------------------------------------------------

Investment income
   Dividends - ordinary                            $         2,772   $             -    $           199    $         9,303
   Dividends - capital gain distributions                    7,494            53,658                  -              1,907
                                                 ---------------------------------------------------------------------------
                                                            10,266            53,658                199             11,210

Expenses
   Mortality and expense risk charge                          (699)           (1,145)              (118)              (656)
                                                 ---------------------------------------------------------------------------

Net investment income                                        9,567            52,513                 81             10,554

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                       721            10,358              1,447                436
     Unrealized appreciation (depreciation)
         of investments                                      4,338           (51,613)            14,044               (793)
                                                 ---------------------------------------------------------------------------

Net gain (loss) on investments                               5,059           (41,255)            15,491               (357)
                                                 ---------------------------------------------------------------------------

Net increase in net assets resulting from
   operations                                      $        14,626   $        11,258    $        15,572    $        10,197
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                      Statements of Operations (continued)

                          Year Ended December 31, 2005


                                                                                                Sub-accounts
                                                                                    --------------------------------------
                                                                                        Van Kampen         Van Kampen
                                                                                                              UIF
                                                                                            UIF          International
                                                                                        High Yield           Magnum
                                                                                    --------------------------------------

Investment income
   Dividends - ordinary                                                               $         7,237    $        25,808
   Dividends - capital gain distributions                                                           -                  -
                                                                                    --------------------------------------
                                                                                                7,237             25,808

Expenses
   Mortality and expense risk charge                                                             (237)            (3,146)
                                                                                    --------------------------------------

Net investment income                                                                           7,000             22,662

Net realized and unrealized gain (loss)
   on investments
     Realized gain (loss) on investments                                                         (581)             5,323
     Unrealized appreciation (depreciation)
         of investments                                                                        (5,694)           253,282
                                                                                    --------------------------------------

Net gain (loss) on investments                                                                 (6,275)           258,605
                                                                                    --------------------------------------

Net increase in net assets resulting from
   operations                                                                         $           725    $       281,267
                                                                                    ======================================

See accompanying notes.


                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                 Asset Allocation-  Asset Allocation-  Asset Allocation- Asset Allocation-
                                                    Conservative         Growth         Moderate Growth       Moderate
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $           (26)  $          (590)   $         7,313    $           540
Realized gain (loss) on investments                          1,509                20                302                 (6)
Unrealized appreciation (depreciation)
     of investments                                              -            49,301              6,096               (117)
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                1,483            48,731             13,711                417

Contract transactions
Deposits                                                         -             5,811                197                  -
Withdrawals                                                      -              (311)           (10,822)              (128)
Transfers between sub-accounts                              (1,483)          880,765            186,384              9,358
                                                 ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                    (1,483)          886,265            175,759              9,230
                                                 ---------------------------------------------------------------------------

Increase in net assets                                           -           934,996            189,470              9,647

Net assets at beginning of year                                  -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $             -   $       934,996    $       189,470    $         9,647
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Capital Guardian  Capital Guardian   Clarion Gbl Real   Federated Growth
                                                       Global             Value        Estate Securities      & Income
                                                 ---------------------------------------------------------------------------

Operations
Net investment income                              $        13,334   $        15,743    $           917    $       224,342
Realized gain (loss) on investments                          1,567             8,204                  -             (6,138)
Unrealized appreciation (depreciation)
     of investments                                         24,901            (7,558)                41           (132,298)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               39,802            16,389                958             85,906

Contract transactions
Deposits                                                    15,052           174,500                  -            175,407
Withdrawals                                                 (5,726)           (5,769)                 -            (11,213)
Transfers between sub-accounts                              21,124          (121,664)             9,975          1,736,519
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                    30,450            47,067              9,975          1,900,713
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                      70,252            63,456             10,933          1,986,619

Net assets at beginning of year                            374,986            57,378                  -             72,018
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       445,238   $       120,834    $        10,933    $     2,058,637
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                  Great Companies   JP Morgan Mid Cap                     ercury Large Cap
                                                     Technology           Value         Marsico Growth   M     Value
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $             -   $             -    $            (1)   $           (15)
Realized gain on investments                                     -                 -                  -                 (2)
Unrealized appreciation of investments                           -                 -                177                497
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                    -                 -                176                480

Contract transactions
Deposits                                                         -                 -                  -                  -
Withdrawals                                                      -                 -               (144)              (121)
Transfers between sub-accounts                                   -                 -              4,932             23,487
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                         -                 -              4,788             23,366
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                           -                 -              4,964             23,846

Net assets at beginning of year                                  -                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $             -   $             -    $         4,964    $        23,846
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                                                       hird Avenue Value    Transamerica
                                                                                                            Convertible
                                                 PIMCO Total Return Templeton Global  T                      Securities
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $        48,910   $             -    $             -    $            (8)
Realized gain on investments                                   537                 -                  -                  -
Unrealized appreciation (depreciation)
     of investments                                        (37,522)                -                  -                300
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               11,925                 -                  -                292

Contract transactions
Deposits                                                    13,914                 -                  -                  -
Withdrawals                                                (12,238)                -                  -                (61)
Transfers between sub-accounts                             819,191                 -                  -             11,743
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                   820,867                 -                  -             11,682
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                     832,792                 -                  -             11,974

Net assets at beginning of year                            447,602                 -                  -                  -
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $     1,280,394   $             -    $             -    $        11,974
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA          AEGON/TA           AEGON/TA           AEGON/TA
                                                                      Transamerica                        ransamerica U.S.
                                                    Transamerica         Growth       Transamerica Money T   Government
                                                       Equity         Opportunities         Market           Securities
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $        15,987   $            (8)   $        15,740    $             -
Realized gain on investments                                67,146                 4                  -                  -
Unrealized appreciation of investments                      58,727             1,243                  -                  -
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              141,860             1,239             15,740                  -

Contract transactions
Deposits                                                   283,715                 -          8,135,901                  -
Withdrawals                                                (27,526)              (65)          (275,036)                 -
Transfers between sub-accounts                            (207,570)           11,744         (8,214,991)                 -
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                    48,619            11,679           (354,126)                 -
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase (decrease) in net assets                          190,479            12,918           (338,386)

Net assets at beginning of year                            623,210                 -            515,430                  -
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       813,689   $        12,918    $       177,044    $             -
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      AEGON/TA            Alger        AllianceBernstein AllianceBernstein
                                                                        American
                                                     Van Kampen         Income &           VP Growth             VP
                                                   Mid-Cap Growth        Growth            & Income       Large Cap Growth
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $           (38)  $         2,251    $         4,518    $          (343)
Realized gain (loss) on investments                            (22)           15,373              3,296               (941)
Unrealized appreciation (depreciation)
    of investments                                           1,949            (8,652)            12,260             20,993
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                1,889             8,972             20,074             19,709

Contract transactions
Deposits                                                     3,968            57,905             37,954              7,536
Withdrawals                                                   (924)           (7,197)           (17,936)            (7,211)
Transfers between sub-accounts                                   -           (87,574)            24,853             (1,436)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                     3,044           (36,866)            44,871             (1,111)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase (decrease) in net assets                            4,933           (27,894)            64,945             18,598

Net assets at beginning of year                             22,582           313,777            427,524            136,092
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $        27,515   $       285,883    $       492,469    $       154,690
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      Dreyfus            Dreyfus            Dreyfus           Dreyfus
                                                                                                              Socially
                                                                       Developing           MidCap          Responsible
                                                    Appreciation         Leaders             Stock             Growth
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $        (1,405)  $          (782)   $           571    $           (57)
Realized gain (loss) on investments                          3,091             2,396              2,861                (40)
Unrealized appreciation of investments                      22,677            18,516             33,770              1,358
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               24,363            20,130             37,202              1,261

Contract transactions
Deposits                                                    73,998            49,443             59,178                864
Withdrawals                                                (13,738)          (10,195)           (13,304)              (254)
Transfers between sub-accounts                             (11,168)           26,821             71,868             10,218
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                    49,092            66,069            117,742             10,828
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                      73,455            86,199            154,944             12,089

Net assets at beginning of year                            566,858           259,530            292,508             14,785
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       640,313   $       345,729    $       447,452    $        26,874
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Fidelity VIP      Fidelity VIP       Fidelity VIP         Franklin
                                                                         Equity                              Small Cap
                                                     Contrafund          Income            Index 500           Value
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $          (483)  $         1,475    $         7,384    $        18,026
Realized gain on investments                                28,441               364              5,739             17,382
Unrealized appreciation of investments                      33,829               229            115,229             77,506
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               61,787             2,068            128,352            112,914

Contract transactions
Deposits                                                    87,026             6,826             58,597             91,604
Withdrawals                                                 (6,609)           (2,125)           (25,308)            (9,946)
Transfers between sub-accounts                              33,093             5,643          1,894,056          1,091,014
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                   113,510            10,344          1,927,345          1,172,672
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                     175,297            12,412          2,055,697          1,285,586

Net assets at beginning of year                            219,811            31,535            765,921            198,099
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       395,108   $        43,947    $     2,821,618    $     1,483,685
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                      Franklin            Janus           Janus Aspen           MFS(R)
                                                                                            Series
                                                   Small-Mid Cap      Aspen Series         Worldwide          Emerging
                                                       Growth           Balanced            Growth             Growth
                                                 ---------------------------------------------------------------------------

Operations
Net investment income (loss)                       $          (479)  $         4,116    $         1,853    $          (122)
Realized gain on investments                                 1,440             1,442                275                 90
Unrealized appreciation of investments                       8,151            10,790              8,021              4,621
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                                9,112            16,348             10,149              4,589

Contract transactions
Deposits                                                    12,281            35,783             21,915              4,629
Withdrawals                                                 (5,606)           (5,969)            (6,626)            (1,227)
Transfers between sub-accounts                               5,746            12,720             (2,664)              (808)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                    12,421            42,534             12,625              2,594
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                      21,533            58,882             22,774              7,183

Net assets at beginning of year                            190,693           184,096            179,438             47,973
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       212,226   $       242,978    $       202,212    $        55,156
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                        MFS(R)              MFS(R)             PIMCO VIT         PIMCO VIT
                                                                                                             StocksPLUS
                                                     Investors                                                Growth &
                                                       Trust            Research          Real Return          Income
                                                 ---------------------------------------------------------------------------

Operations
Net investment income                              $           448   $           105    $             -    $         5,702
Realized gain on investments                                 1,052                86                  -              1,058
Unrealized appreciation of investments                      10,686             3,406                  -              1,914
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               12,186             3,597                  -              8,674

Contract transactions
Deposits                                                    23,664             1,090                  -             16,884
Withdrawals                                                 (8,199)           (1,202)                 -             (4,471)
Transfers between sub-accounts                             (18,514)                -                  -              1,578
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                    (3,049)             (112)                 -             13,991
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                       9,137             3,485                  -             22,665

Net assets at beginning of year                            157,066            47,677                  -            257,842
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       166,203   $        51,162    $             -    $       280,507
                                                 ===========================================================================





                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                Sub-accounts
                                                 ---------------------------------------------------------------------------
                                                    Premier VIT        Premier VIT        Van Kampen         Van Kampen
                                                                                         UIF Emerging
                                                       OpCap           OpCap Small          Markets             UIF
                                                      Managed              Cap              Equity          Fixed Income
                                                 ---------------------------------------------------------------------------

Operations
Net investment income                              $         9,567   $        52,513    $            81    $        10,554
Realized gain on investments                                   721            10,358              1,447                436
Unrealized appreciation (depreciation)
     of investments                                          4,338           (51,613)            14,044               (793)
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               14,626            11,258             15,572             10,197

Contract transactions
Deposits                                                    62,508           128,993              7,325             34,579
Withdrawals                                                 (9,056)           (8,768)            (2,706)           (11,934)
Transfers between sub-accounts                              18,519           (55,478)             7,991              2,878
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                    71,971            64,747             12,610             25,523
                                                 ---------------------------------------------------------------------------
                                                 ---------------------------------------------------------------------------

Increase in net assets                                      86,597            76,005             28,182             35,720

Net assets at beginning of year                            230,529           413,537             35,664            242,750
                                                 ---------------------------------------------------------------------------

Net assets at end of year                          $       317,126   $       489,542    $        63,846    $       278,470
                                                 ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2005


                                                                                                Sub-accounts
                                                                                    --------------------------------------
                                                                                        Van Kampen         Van Kampen
                                                                                                              UIF
                                                                                            UIF          International
                                                                                        High Yield           Magnum
                                                                                    --------------------------------------

Operations
Net investment income                                                                 $         7,000    $        22,662
Realized gain (loss) on investments                                                              (581)             5,323
Unrealized appreciation (depreciation) of investments                                          (5,694)           253,282
                                                                                    --------------------------------------
                                                                                    --------------------------------------

Increase in net assets resulting from
   operations                                                                                     725            281,267

Contract transactions
Deposits                                                                                       13,563             21,174
Withdrawals                                                                                    (3,049)           (16,279)
Transfers between sub-accounts                                                                 40,176          1,920,106
                                                                                    --------------------------------------
                                                                                    --------------------------------------

Net increase in net assets from
   contract transactions                                                                       50,690          1,925,001
                                                                                    --------------------------------------
                                                                                    --------------------------------------

Increase in net assets                                                                         51,415          2,206,268

Net assets at beginning of year                                                                60,244            128,176
                                                                                    --------------------------------------

Net assets at end of year                                                             $       111,659    $     2,334,444
                                                                                    ======================================

See accompanying notes.




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                       Statements of Changes in Net Assets

                          Year Ended December 31, 2004


                                                                               Sub-accounts
                                                ---------------------------------------------------------------------------
                                                    AEGON/TA           AEGON/TA            AEGON/TA          AEGON/TA
                                                     Capital           Capital            Federated
                                                    Guardian           Guardian            Growth &         PIMCO Total
                                                     Global             Value               Income            Return
                                                ---------------------------------------------------------------------------

Operations
Net investment income                             $          667   $            327    $          3,424    $       12,783
Realized gain on investments                                 608                504                 244                57
Unrealized appreciation of investments                    33,224              6,149               2,006             1,290
                                                ---------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             34,499              6,980               5,674            14,130

Contract transactions
Deposits                                                      54             12,453              10,053             4,041
Withdrawals                                               (2,592)            (2,632)               (881)           (2,113)
Transfers between sub-accounts                           277,693                168               1,835           411,765
                                                ---------------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                 275,155              9,989              11,007           413,693
                                                ---------------------------------------------------------------------------

Increase in net assets                                   309,654             16,969              16,681           427,823

Net assets at beginning of year                           65,332             40,409              55,337            19,779
                                                ---------------------------------------------------------------------------

Net assets at end of year                         $      374,986   $         57,378    $         72,018    $      447,602
                                                ===========================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    AEGON/TA          AEGON/TA          AEGON/TA           Alger
                                                                    Transamerica       Van Kampen        American
                                                  Transamerica         Money            Mid-Cap          Income &
                                                     Equity            Market            Growth           Growth
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $       (1,331)  $        5,393    $          (50)   $          777
Realized gain (loss) on investments                        5,076                -              (431)           (3,934)
Unrealized appreciation of investments                    79,374                -             2,081            25,595
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             83,119            5,393             1,600            22,438

Contract transactions
Deposits                                                  76,183        1,943,412             3,310            63,688
Withdrawals                                              (13,338)        (157,938)           (1,114)          (23,537)
Transfers between sub-accounts                             5,307       (1,926,168)               78                 5
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                  68,152         (140,694)            2,274            40,156
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets                        151,271         (135,301)            3,874            62,594

Net assets at beginning of year                          471,939          650,731            18,708           251,183
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      623,210   $      515,430    $       22,582    $      313,777
                                                =======================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                                 Sub-accounts
                                                -------------------------------------------------------------------------------
                                                  AllianceBernstein    AllianceBernstein       Dreyfus           Dreyfus
                                                      VP Growth                                                 Developing
                                                       & Income       VP Large Cap Growth    Appreciation        Leaders
                                                -------------------------------------------------------------------------------

Operations
Net investment income (loss)                      $          1,769      $           (322)   $        8,202    $          (84)
Realized gain (loss) on investments                         (2,194)               (1,435)             (312)            2,277
Unrealized appreciation of investments                      42,896                11,850            16,316            22,539
                                                -------------------------------------------------------------------------------

Increase in net assets resulting from
   operations                                               42,471                10,093            24,206            24,732

Contract transactions
Deposits                                                    23,835                 2,935            70,915            40,765
Withdrawals                                                (33,062)               (6,147)          (10,784)           (9,147)
Transfers between sub-accounts                              26,652                     3           174,484             4,641
                                                -------------------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                    17,425                (3,209)          234,615            36,259
                                                -------------------------------------------------------------------------------

Increase in net assets                                      59,896                 6,884           258,821            60,991

Net assets at beginning of year                            367,628               129,208           308,037           198,539
                                                -------------------------------------------------------------------------------

Net assets at end of year                         $        427,524      $        136,092    $      566,858    $      259,530
                                                ===============================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                     Dreyfus          Dreyfus         Fidelity VIP     Fidelity VIP
                                                                      Socially
                                                     MidCap         Responsible                           Equity
                                                      Stock            Growth          Contrafund         Income
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $        7,198   $           29    $          (83)   $          363
Realized gain (loss) on investments                        1,791              (45)              366               131
Unrealized appreciation of investments                    26,633              378            23,021             2,526
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             35,622              362            23,304             3,020

Contract transactions
Deposits                                                  41,927              580             5,280             3,919
Withdrawals                                               (9,236)            (216)           (2,173)             (952)
Transfers between sub-accounts                            20,881           11,737           100,070             1,864
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                  53,572           12,101           103,177             4,831
                                                -----------------------------------------------------------------------

Increase in net assets                                    89,194           12,463           126,481             7,851

Net assets at beginning of year                          203,314            2,322            93,330            23,684
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      292,508   $       14,785    $      219,811    $       31,535
                                                =======================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                  Fidelity VIP        Franklin          Franklin           Janus
                                                                     Small Cap       Small-Mid Cap     Aspen Series
                                                    Index 500          Value             Growth          Balanced
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $          478   $         (206)   $         (431)   $        3,308
Realized gain on investments                               2,152              730             1,894             2,821
Unrealized appreciation of investments                    62,343           25,613            16,238             7,992
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             64,973           26,137            17,701            14,121

Contract transactions
Deposits                                                  48,821            3,625            10,489            33,529
Withdrawals                                              (11,890)          (1,255)          (21,967)           (5,836)
Transfers between sub-accounts                           534,788          160,421            39,949           (62,976)
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                 571,719          162,791            28,471           (35,283)
                                                -----------------------------------------------------------------------

Increase (decrease) in net assets                        636,692          188,928            46,172           (21,162)

Net assets at beginning of year                          129,229            9,171           144,521           205,258
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      765,921   $      198,099    $      190,693    $      184,096
                                                =======================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                   Janus Aspen          MFS(R)              MFS(R)             MFS(R)
                                     Series
                                                    Worldwide         Emerging         Investors
                                                     Growth            Growth            Trust           Research
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $        1,090   $         (108)   $          423    $          332
Realized gain (loss) on investments                         (240)             (40)             (602)             (107)
Unrealized appreciation of investments                     7,546            5,839            16,414             6,195
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                              8,396            5,691            16,235             6,420

Contract transactions
Deposits                                                  15,196            1,509            23,697             2,510
Withdrawals                                               (6,258)          (1,196)           (6,354)           (1,044)
Transfers between sub-accounts                            15,510             (396)            1,245                 2
                                                -----------------------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                  24,448              (83)           18,588             1,468
                                                -----------------------------------------------------------------------

Increase in net assets                                    32,844            5,608            34,823             7,888

Net assets at beginning of year                          146,594           42,365           122,243            39,789
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      179,438   $       47,973    $      157,066    $       47,677
                                                =======================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                             Sub-accounts
                                                -----------------------------------------------------------------------
                                                    PIMCO VIT                         Premier VIT       Van Kampen
                                                   StocksPLUS       Premier VIT                        UIF Emerging
                                                    Growth &           OpCap          OpCap Small         Markets
                                                     Income           Managed             Cap             Equity
                                                -----------------------------------------------------------------------

Operations
Net investment income (loss)                      $        3,107   $        1,916    $         (758)   $          113
Realized gain on investments                                 598              350             6,820               467
Unrealized appreciation of investments                    19,969           18,763            50,914             6,164
                                                -----------------------------------------------------------------------

Increase in net assets resulting from
   operations                                             23,674           21,029            56,976             6,744

Contract transactions
Deposits                                                  19,858           50,084            38,528             6,680
Withdrawals                                               (2,257)          (6,819)          (29,043)           (1,221)
Transfers between sub-accounts                           106,649            7,944             3,714             1,127
                                                -----------------------------------------------------------------------

Net increase in net assets from
   contract transactions                                 124,250           51,209            13,199             6,586
                                                -----------------------------------------------------------------------

Increase in net assets                                   147,924           72,238            70,175            13,330

Net assets at beginning of year                          109,918          158,291           343,362            22,334
                                                -----------------------------------------------------------------------

Net assets at end of year                         $      257,842   $      230,529    $      413,537    $       35,664
                                                =======================================================================




                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                 Statements of Changes in Net Assets (continued)

                          Year Ended December 31, 2004


                                                                    Sub-accounts
                                                                 ------------------------------------------------------
                                                                     Van Kampen        Van Kampen       Van Kampen
                                                                                                            UIF
                                                                        UIF               UIF          International
                                                                    Fixed Income       High Yield         Magnum
                                                                 ------------------------------------------------------

Operations
Net investment income                                              $       15,220    $        3,167    $        2,740
Realized gain (loss) on investments                                         3,525              (172)              (72)
Unrealized appreciation (depreciation)
   of investments                                                          (6,677)            1,782            15,627
                                                                 ------------------------------------------------------

Increase in net assets resulting from
   operations                                                              12,068             4,777            18,295

Contract transactions
Deposits                                                                   33,559             5,166            17,015
Withdrawals                                                               (32,668)           (1,739)           (4,027)
Transfers between sub-accounts                                           (187,747)            7,344             5,070
                                                                 ------------------------------------------------------

Net increase (decrease) in net assets from
   contract transactions                                                 (186,856)           10,771            18,058
                                                                 ------------------------------------------------------

Increase (decrease) in net assets                                        (174,788)           15,548            36,353

Net assets at beginning of year                                           417,538            44,696            91,823
                                                                 ------------------------------------------------------

Net assets at end of year                                          $      242,750    $       60,244    $      128,176
                                                                 ======================================================

See accompanying notes.



                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2005




1. Organization

Separate Account VUL-4 of Transamerica Occidental Life Insurance Company (Separate Account) was established by Transamerica Occidental Life Insurance Company (Transamerica) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust and is designed to provide life insurance benefits pursuant to variable life insurance contracts (Contract) issued by Transamerica. The Separate Account commenced operations when initial deposits were received on March 7, 2001. Not all sub-accounts within the Separate Account received initial deposits on that date.

In accordance with the terms of the Contract, all payments are directed either to the fixed account or to sub-accounts within the Separate Account. Payments allocated to the Separate Account by policy owners must be allocated to purchase units of one or more of the Separate Account's 46 sub-accounts as indicated below, each of which invests exclusively in a specific corresponding mutual fund portfolio (Fund). The Funds are open-end management investment companies registered under the Investment Company Act of 1940.

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------
                                                 AEGON/Transamerica Series Trust(1)
                                                    AEGON/Transamerica Asset Allocation - Conservative Portfolio -
AEGON/TA Asset Allocation - Conservative               Initial Class
AEGON/TA Asset Allocation - Growth                  AEGON/Transamerica Asset Allocation - Growth Portfolio -
                                                       Initial Class
AEGON/TA Asset Allocation - Moderate Growth         AEGON/Transamerica Asset Allocation - Moderate Growth
                                                       Portfolio - Initial Class
AEGON/TA Asset Allocation - Moderate

AEGON/TA Capital Guardian Global
AEGON/TA Capital Guardian Value
AEGON/TA Clarion Gbl Real Estate Securities         AEGON/Transamerica Asset Allocation - Moderate Portfolio -
                                                       Initial Class
AEGON/TA Federated Growth & Income                  AEGON/Transamerica Capital Guardian Global - Initial Class
                                                    AEGON/Transamerica Capital Guardian Value - Initial Class
AEGON/TA Great Companies Technology                 AEGON/Transamerica Clarion Global Real Estate Securities -
                                                       Initial Class
AEGON/TA JP Morgan Mid Cap Value                    AEGON/Transamerica Federated Growth & Income - Initial Class
                                                    AEGON/Transamerica Great Companies Technology - Initial Class
AEGON/TA Marsico Growth                             AEGON/Transamerica JP Morgan Mid Cap Value - Initial
Class AEGON/TA Mercury Large Cap Value              AEGON/Transamerica Marsico Growth - Initial Class
AEGON/TA PIMCO Total Return                         AEGON/Transamerica Mercury Large Cap Value - Initial Class
AEGON/Transamerica PIMCO Total Return - Initial Class



                             Separate Account VUL-4
                 Transamerica Occidental Life Insurance Company

                    Notes to Financial Statements (continued)




1. Organization of the Account (continued)

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------
                                                 AEGON/Transamerica Series Trust(1) (continued)
AEGON/TA Templeton Global                           AEGON/Transamerica Templeton Great Companies Global - Initial Class
AEGON/TA Third Avenue Value                         AEGON/Transamerica Third Avenue Value - Initial Class
AEGON/TA Transamerica Convertible Securities        AEGON/Transamerica Transamerica Convertible Securities -
AEGON/TA Transamerica Equity                           Initial Class
AEGON/TA Transamerica Growth Opportunities          AEGON/Transamerica Transamerica Equity - Initial Class
                                                    AEGON/Transamerica Transamerica Growth Opportunities - Initial
AEGON/TA Transamerica Money Market                     Class
                                                    AEGON/Transamerica Transamerica Money Market - Initial Class
AEGON/TA Transamerica U.S. Government Securities    AEGON/Transamerica Transamerica U.S. Government Securities -
AEGON/TA Van Kampen Mid-Cap Growth                     Initial Class
                                                    AEGON/Transamerica Van Kampen Mid-Cap Growth - Initial Class(2)

                                                 The Alger American Fund
Alger American Income & Growth                      Alger American Income & Growth - Class O

                                                 Alliance Variable Products Series Funds
AllianceBernstein VP Growth & Income             AllianceBernstein VP Growth and Income - Class B
AllianceBernstein VP Large Cap Growth            AllianceBernstein VP Large Cap Growth - Class B(3)

                                                 Dreyfus Variable Investments Fund
Dreyfus Appreciation                                Dreyfus VIF Appreciation Portfolio - Initial Shares
Dreyfus Developing Leaders                          Dreyfus VIF Developing Leaders Portfolio - Initial Shares

                                                 Dreyfus Investment Portfolios
Dreyfus MidCap Stock                                Dreyfus MidCap Stock Portfolio - Initial Shares

                                                 Dreyfus Socially Responsible Growth Fund
Dreyfus Socially Responsible Growth                 The Dreyfus Socially Responsible Growth Fund - Initial Shares

                                                 Fidelity Variable Insurance Products Fund
Fidelity VIP Contrafund                             Fidelity VIP Contrafund(R) Portfolio - Class 2
Fidelity VIP Equity Income                          Fidelity VIP Equity-Income Portfolio - Class 2
Fidelity VIP Index 500                              Fidelity VIP Index 500 Portfolio - Class 2

                                                 Franklin Templeton Variable Insurance Products Trust
Franklin Small Cap Value                            Franklin Small Cap Value Securities Fund - Class 2
Franklin Small-Mid Cap Growth                       Franklin Small-Mid Cap Growth Fund - Class 2(4)
1. Organization of the Account (continued)

                  Sub-accounts                                         Underlying Portfolios
--------------------------------------------------------------------------------------------------------------------

                                                Janus Aspen Series
Janus Aspen Series Balanced                         Janus Aspen Series Balanced - Service Shares
Janus Aspen Series Worldwide Growth                 Janus Aspen Series Worldwide Growth - Service Shares

                                                 MFS Variable Insurance Trust
MFS(R) Emerging Growth                                MFS(R) Emerging Growth Series - Initial Class
MFS(R) Investors Trust                                MFS(R) Investors Trust Series - Initial Class
MFS(R) Research                                       MFS(R) Research Series - Initial Class

                                                 PIMCO Variable Insurance Trust
PIMCO VIT Real Return                               PIMCO VIT Real Return - Admin. Class
PIMCO VIT StocksPLUS Growth & Income                PIMCO VIT StocksPLUS Growth & Income - Admin. Class

                                                 Premier Variable Insurance Trust(5)
Premier VIT OpCap Managed                           Premier VIT OpCap Managed Portfolio
Premier VIT OpCap Small Cap                         Premier VIT OpCap Small Cap Portfolio

                                                 The Van Kampen Universal Institutional Funds
Van Kampen UIF Emerging Markets Equity              Van Kampen UIF Emerging Markets Equity - Class 1
Van Kampen UIF Fixed Income                         Van Kampen UIF Core Plus Fixed Income - Class 1
Van Kampen UIF High Yield                           Van Kampen UIF High Yield - Class 1
Van Kampen UIF International Magnum                 Van Kampen UIF International Magnum - Class 1

(1) Formerly AEGON/Transamerica Series Fund
(2) Formerly AEGON/Transamerica Van Kampen Emerging Growth - Initial Class
(3) Formerly AllianceBernstein VP Premier Growth Portfolio - Class B
(4) Formerly Franklin Small Cap Fund - Class 2
(5) Formerly PIMCO Advisors Variable Insurance Trust


Under applicable insurance law, the assets and liabilities of the separate account are clearly identified and distinguished from Transamerica's other assets and liabilities. The portion of the separate account's assets applicable to the Contract is not chargeable with liabilities arising out of any other business Transamerica may conduct.

2. Significant Accounting Policies

The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known which could impact the amounts reported and disclosed herein. The accounting principles followed and the methods of applying those principles are presented below:

Investment Valuation - Investments in the Funds' shares are carried at fair (net asset) value. Realized investment gains or losses on investments are determined on a specific-identification basis. Investment transactions are accounted for on the date the order to buy or sell is executed (trade date).

Investment Income - Investment income consists of dividend income (both ordinary and capital gains) and is recognized on the ex-dividend date. All distributions received are reinvested in the respective sub-accounts.

Federal Income Taxes - Operations of the Separate Account are part of, and will be taxed with, those of Transamerica, which is taxed as a "life insurance company" under the Internal Revenue Code. Under current federal income tax laws, income from assets maintained in the Separate Account for the exclusive benefit of participants generally is not subject to federal income tax.

3. Expenses and Charges

Transamerica assumes mortality and expense risks related to the operations of the Separate Account. Transamerica deducts a daily charge from each sub-account which is equal, on an annual basis, to 0.25% of the daily net asset value of the sub-account.

An administrative expense charge is deducted by Transamerica each time a policy owner makes a premium payment, which is equal to 6% of the premium payment for policies with a face amount under $10,000,000, and 5.5% for a face amount greater than $10,000,000. Transamerica may change this charge, but it will never exceed 12%. The first 18 transfers in a policy year are free. Transamerica may impose a charge of up to $25 for each transfer in excess of 18 transfers during a policy year, but currently Transamerica does not impose such fee. There are other fees that may be charged but are not currently assessed, including fees for monthly deduction allocation changes, premium allocation changes, and in-force illustrations in excess of one per year.

Surrender charges may also apply to partial withdrawals, full surrenders, and decreases in face amount of insurance. Under all forms of the policy, monthly charges against policy cash values are made to compensate Transamerica for costs of insurance provided, among other expenses.

4. Investment Transactions

The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 2005 were:

                                                                                    Aggregate        Aggregate
                                                                                    Purchases          Sales
                                                                                ------------------------------------
Sub-account
AEGON/TA Asset Allocation - Conservative                                          $       95,802   $       97,311
AEGON/TA Asset Allocation - Growth                                                       886,382              706
AEGON/TA Asset Allocation - Moderate Growth                                              194,022           10,949
AEGON/TA Asset Allocation - Moderate                                                       9,907              137
AEGON/TA Capital Guardian Global                                                          50,723            6,940
AEGON/TA Capital Guardian Value                                                          238,708          175,898
AEGON/TA Clarion Gbl Real Estate Securities                                               10,905               13
AEGON/TA Federated Growth & Income                                                     2,307,315          182,260
AEGON/TA Great Companies Technology                                                            -                -
AEGON/TA JP Morgan Mid Cap Value                                                               -                -
AEGON/TA Marsico Growth                                                                    4,936              149
AEGON/TA Mercury Large Cap Value                                                          23,487              136
AEGON/TA PIMCO Total Return                                                              885,599           15,823
AEGON/TA Templeton Global                                                                      -                -
AEGON/TA Third Avenue Value                                                                    -                -
AEGON/TA Transamerica Convertible Securities                                              11,744               69
AEGON/TA Transamerica Equity                                                             346,676          282,069
AEGON/TA Transamerica Growth Opportunities                                                11,744               73
AEGON/TA Transamerica Money Market                                                     8,144,690        8,483,077
AEGON/TA Transamerica U.S. Government Securities                                               -                -
AEGON/TA Van Kampen Mid-Cap Growth                                                         3,841              835
Alger American Income & Growth                                                            59,450           94,065




4. Investment Transactions (Continued)

                                                                                    Aggregate        Aggregate
                                                                                    Purchases          Sales
                                                                                ------------------------------------
Sub-account
AllianceBernstein VP Growth & Income                                              $       71,231   $       21,842
AllianceBernstein VP Large Cap Growth                                                      7,329            8,783
Dreyfus Appreciation                                                                      89,327           41,640
Dreyfus Developing Leaders                                                                76,676           11,388
Dreyfus MidCap Stock                                                                     128,584           10,272
Dreyfus Socially Responsible Growth                                                       11,046              275
Fidelity VIP Contrafund                                                                  210,090           97,062
Fidelity VIP Equity Income                                                                13,782            1,963
Fidelity VIP Index 500                                                                 1,959,077           24,347
Franklin Small Cap Value                                                               1,288,755           98,057
Franklin Small-Mip Cap Growth                                                             18,991            7,049
Janus Aspen Series Balanced                                                               55,737            9,087
Janus Aspen Series Worldwide Growth                                                       23,057            8,579
MFS(R) Emerging Growth                                                                       4,247            1,774
MFS(R) Investors Trust                                                                      26,109           28,710
MFS(R) Research                                                                              1,168            1,175
PIMCO VIT Real Return                                                                          -                -
PIMCO VIT StocksPLUS Growth & Income                                                      24,226            4,534
Premier VIT OpCap Managed                                                                 89,770            8,232
Premier VIT OpCap Small Cap                                                              214,885           97,625
Van Kampen UIF Emerging Markets Equity                                                    15,367            2,677
Van Kampen UIF Fixed Income                                                               50,807           14,730
Van Kampen UIF High Yield                                                                 61,520            3,831
Van Kampen UIF International Magnum                                                    1,975,579           27,916






4. Investment Transactions (continued)

The aggregate cost of purchases and the aggregate proceeds from sales of investments for the year ended December 31, 2004 were:

                                                                                    Aggregate        Aggregate
                                                                                    Purchases          Sales
                                                                                ------------------------------------
Sub-account
AEGON/TA Capital Guardian Global                                                  $      278,967   $        3,145
AEGON/TA Capital Guardian Value                                                           13,090            2,774
AEGON/TA Federated Growth & Income                                                        15,629            1,198
AEGON/TA PIMCO Total Return                                                              428,937            2,461
AEGON/TA Transamerica Equity                                                             103,614           36,793
AEGON/TA Transamerica Money Market                                                     1,176,911        1,312,212
AEGON/TA Van Kampen Mid-Cap Growth                                                         5,938            3,715
Alger American Income & Growth                                                            79,683           38,750
AllianceBernstein VP Growth & Income                                                      67,249           48,055
AllianceBernstein VP Large Cap Growth                                                      2,772            6,303
Dreyfus Appreciation                                                                     254,225           11,408
Dreyfus Developing Leaders                                                                50,757           14,582
Dreyfus MidCap Stock                                                                      68,953            8,183
Dreyfus Socially Responsible Growth                                                       12,341              211
Fidelity VIP Contrafund                                                                  105,471            2,377
Fidelity VIP Equity Income                                                                 6,025              831
Fidelity VIP Index 500                                                                   580,457            8,260
Franklin Small Cap Value                                                                 164,839            2,254
Franklin Small-Midcap Growth Securities                                                   50,802           22,762
Janus Aspen Series Balanced                                                               60,906           92,881
Janus Aspen Series Worldwide Growth                                                       39,521           13,983
MFS(R) Emerging Growth                                                                       3,497            3,688
MFS(R) Investors Trust                                                                      26,327            7,316
MFS(R) Research                                                                              2,844            1,044
PIMCO VIT StocksPLUS Growth & Income                                                     129,809            2,452
Premier VIT OpCap Managed                                                                 64,016           10,891
Premier VIT OpCap Small Cap                                                              133,940          121,499
Van Kampen UIF Emerging Markets Equity                                                     7,753            1,054
Van Kampen UIF Fixed Income                                                               73,980          245,616
Van Kampen UIF High Yield                                                                 15,314            1,376
Van Kampen UIF International Magnum                                                       27,759            6,961




5. Accumulation Units

The changes in accumulation units and amounts for the year ended December 31, 2005 are as follows (rounded to whole units):

                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
Sub-account
AEGON/TA Asset Allocation - Conservative                                   -                 -                -
AEGON/TA Asset Allocation - Growth                                    79,975               (27)          79,948
AEGON/TA Asset Allocation - Moderate Growth                           17,584              (995)          16,589
AEGON/TA Asset Allocation - Moderate                                     881               (12)             869
AEGON/TA Capital Guardian Global                                       7,052            (4,633)           2,419
AEGON/TA Capital Guardian Value                                       20,219           (15,773)           4,446
AEGON/TA Clarion Gbl Real Estate Securities                              934                 -              934
AEGON/TA Federated Growth & Income                                   164,264           (18,003)         146,261
AEGON/TA Great Companies Technology                                        -                 -                -
AEGON/TA JP Morgan Mid Cap Value                                           -                 -                -
AEGON/TA Marsico Growth                                                  449               (13)             436
AEGON/TA Mercury Large Cap Value                                       2,062               (11)           2,051
AEGON/TA PIMCO Total Return                                           82,277            (6,476)          75,801
AEGON/TA Templeton Global                                                  -                 -                -
AEGON/TA Third Avenue Value                                                -                 -                -
AEGON/TA Transamerica Convertible Securities                           1,064                (6)           1,058
AEGON/TA Transamerica Equity                                          36,642           (28,225)           8,417
AEGON/TA Transamerica Growth Opportunities                             1,020                (5)           1,015
AEGON/TA Transamerica Money Market                                 7,666,893        (7,992,774)        (325,881)
AEGON/TA Transamerica U.S. Government Securities                           -                 -                -
AEGON/TA Van Kampen Mid-Cap Growth                                       538              (124)             414
Alger American Income & Growth                                         9,926           (14,388)          (4,462)
AllianceBernstein VP Growth & Income                                   9,627            (5,442)           4,185
AllianceBernstein VP Large Cap Growth                                  1,048            (1,199)            (151)
Dreyfus Appreciation                                                  16,557           (11,381)           5,176
Dreyfus Developing Leaders                                             9,771            (3,420)           6,351
Dreyfus MidCap Stock                                                  12,453            (3,143)           9,310
Dreyfus Socially Responsible Growth                                    2,987            (1,572)           1,415
Fidelity VIP Contrafund                                               16,133            (6,824)           9,309
Fidelity VIP Equity Income                                             1,529              (676)             853
Fidelity VIP Index 500                                               174,334            (7,113)         167,221
Franklin Small Cap Value                                              98,946            (8,958)          89,988
Franklin Small-Mid Cap Growth                                          2,017              (798)           1,219
Janus Aspen Series Balanced                                            4,613              (659)           3,954




5. Accumulation Units (Continued)


                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
Sub-account
Janus Aspen Series Worldwide Growth                                    6,816            (5,046)           1,770
MFS(R) Emerging Growth                                                   7,606            (7,217)             389
MFS(R) Investors Trust                                                   8,665            (8,866)            (201)
MFS(R) Research                                                            133              (145)             (12)
PIMCO VIT Real Return                                                      -                 -                -
PIMCO VIT StocksPLUS Growth & Income                                   2,463            (1,025)           1,438
Premier VIT OpCap Managed                                              7,638              (843)           6,795
Premier VIT OpCap Small Cap                                           20,104           (14,552)           5,552
Van Kampen UIF Emerging Markets Equity                                 1,259              (374)             885
Van Kampen UIF Fixed Income                                           18,565           (16,528)           2,037
Van Kampen UIF High Yield                                              7,433            (2,891)           4,542
Van Kampen UIF International Magnum                                  207,289           (10,567)         196,722






5. Accumulation Units (continued)

The changes in accumulation units and amounts for the year ended December 31, 2004 are as follows (rounded to whole units):

                                                                    Units             Units         Net Increase
                                                                    Issued          Redeemed         (Decrease)
                                                              ------------------------------------------------------
                                                              ------------------------------------------------------

Sub-account
AEGON/TA Capital Guardian Global                                      32,861            (8,567)          24,294
AEGON/TA Capital Guardian Value                                        3,191            (2,357)             834
AEGON/TA Federated Growth and Income                                   5,276            (4,370)             906
AEGON/TA PIMCO Total Return                                           44,829            (4,711)          40,118
AEGON/TA Transamerica Equity                                          20,418           (11,862)           8,556
AEGON/TA Transamerica Money Market                                 1,904,895        (2,038,133)        (133,238)
AEGON/TA Van Kampen Mid-Cap Growth                                       644              (295)             349
Alger American Income & Growth                                        11,217            (5,922)           5,295
AllianceBernstein VP Growth & Income                                  15,338           (13,488)           1,850
AllianceBernstein VP Large Cap Growth                                    442              (948)            (506)
Dreyfus Appreciation                                                  33,441            (7,192)          26,249
Dreyfus Developing Leaders                                             6,898            (3,256)           3,642
Dreyfus MidCap Stock                                                   7,522            (2,776)           4,746
Dreyfus Socially Responsible Growth                                    1,585               (29)           1,556
Fidelity VIP Contrafund                                               13,133            (4,381)           8,752
Fidelity VIP Equity Income                                               615              (175)             440
Fidelity VIP Index 500                                                56,613            (2,840)          53,773
Franklin Small Cap Value                                              16,616            (2,243)          14,373
Franklin Small-Midcap Growth Securities                                9,477            (6,515)           2,962
Janus Aspen Series Balanced                                            8,589           (12,119)          (3,530)
Janus Aspen Series Worldwide Growth                                    8,412            (4,675)           3,737
MFS(R) Emerging Growth                                                   7,538            (7,504)              34
MFS(R) Investors Trust                                                   9,316            (6,943)           2,373
MFS(R) Research                                                            351              (143)             208
PIMCO VIT StocksPLUS Growth & Income                                  14,521              (403)          14,118
Premier VIT OpCap Managed                                              6,059              (768)           5,291
Premier VIT OpCap Small Cap                                           17,685           (16,979)             706
Van Kampen UIF Emerging Markets Equity                                   832              (232)             600
Van Kampen UIF Fixed Income                                           18,443           (34,006)         (15,563)
Van Kampen UIF High Yield                                              3,662            (2,634)           1,028
Van Kampen UIF International Magnum                                   11,347            (9,294)           2,053


6. Financial Highlights

A summary of unit values and units outstanding for the sub-account and the expense ratios and investment income ratios (calculated for each sub-account from the date first deposits were received), excluding expenses of the underlying funds, and total returns for each of the five years in the period ended December 31, 2005 follows:

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AEGON/TA Asset Allocation -
   Conservative****
2005                                        -       $    10.76   $        -        -%           0.25%       4.56%

AEGON/TA Asset Allocation -
   Growth****
2005                                   79,948.25         11.70      934,996       -             0.25        5.01

AEGON/TA Asset Allocation -
   Moderate Growth****
2005                                   16,588.66         11.42      189,470       2.16          0.25        9.93

AEGON/TA Asset Allocation -
   Moderate****
2005                                      869.18         11.10        9,647        4.48         0.25        4.15

AEGON/TA Capital Guardian Global
2005                                   32,511.53        13.69       445,238       0.45          0.25        9.90
2004                                   30,093.19        12.46        374,986      0.56          0.25       10.60
2003                                    5,798.85        11.27         65,332      0.33          0.25       20.86

AEGON/TA Capital Guardian
   Value
2005                                    9,076.80        13.31        120,834      1.50          0.25        7.44
2004                                    4,630.86        12.39         57,378      1.02          0.25       16.41
2003                                    3,796.64        10.64         40,409      1.15          0.25       27.08

AEGON/TA Clarion Gbl Real Estate
   Securities****
2005                                      934.16         11.70        10,933      3.00          0.25        9.00




6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AEGON/TA Federated Growth & Income
2005                                  151,821.41    $    13.56   $2,058,637       3.99%         0.25%       4.70%
2004                                    5,560.72         12.95        72,018      2.77          0.25        8.94
2003                                    4,654.52         11.89        55,337      6.37          0.25       26.53
2002                                      451.00          9.40         4,238         -          0.25        4.76

AEGON/TA Great Companies
   Technology****
2005                                        -            11.69             -         -          0.25         N/A

AEGON/TA JP Morgan Mid Cap Value****
2005                                        -            11.01             -         -          0.25         N/A

AEGON/TA Marsico Growth****
2005                                      435.86         11.39         4,964      0.18          0.25        3.90

AEGON/TA Mercury Large Cap Value****
2005                                    2,051.02         11.63        23,846         -          0.25        2.01

AEGON/TA PIMCO Total Return
2005                                  117,856.20         10.86     1,280,394      2.46          0.25        2.07
2004                                   42,055.13         10.64       447,602      2.99          0.25        4.23
2003                                    1,937.09         10.21        19,779      0.24          0.25        0.56

AEGON/TA Templeton Global****
2005                                        -            11.15             -         -          0.25         N/A

AEGON/TA Third Avenue Value****
2005                                        -            12.14             -         -          0.25         N/A

AEGON/TA Transamerica Convertible
   Securities****
2005                                    1,058.76         11.31       11,974          -          0.25        2.69





6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AEGON/TA Transamerica Equity
2005                                   76,750.53    $    10.60   $   813,689      0.43%         0.25%      16.25%
2004                                   68,333.94          9.12       623,210         -          0.25       15.52
2003                                   59,777.63          7.89       471,939         -          0.25       30.90
2002                                   49,384.18          6.03       297,859         -          0.25      (22.43)
2001                                   27,131.42          7.78       210,974         -          0.25       (4.60)

AEGON/TA Transamerica Growth
   Opportunities****
2005                                    1,014.19         12.74        12,918         -          0.25       10.65

AEGON/TA Transamerica Money Market
2005                                  163,951.33          1.08       177,044      2.75          0.25        2.62
2004                                  489,832.60          1.05       515,430      0.91          0.25        0.75
2003                                  623,070.92          1.04       650,731      0.79          0.25        0.54
2002                                  694,026.30          1.04       720,924      1.32          0.25        1.06
2001                                  135,972.45          1.03       139,760      2.47          0.25        2.34

AEGON/TA Transamerica U.S.
   Government Securities****
2005                                        -            10.12             -         -          0.25         N/A

AEGON/TA Van Kampen Mid-Cap Growth
2005                                    3,460.57          7.95        27,515      0.09          0.25        7.28
2004                                    3,046.93          7.41        22,582         -          0.25        6.88
2003                                    2,697.79          6.93        18,708         -          0.25       27.83
2002                                    2,027.56          5.42        10,999      0.04          0.25      (33.23)
2001                                    4,252.76          8.12        34,550      0.07          0.25      (14.83)

Alger American Income
   & Growth
2005                                   33,675.57          8.49      285,883       1.08          0.25        3.18
2004                                   38,137.04          8.23      313,777       0.53          0.25        7.58
2003                                   32,842.18          7.65      251,183       0.29          0.25       29.51
2002                                   19,223.50          5.91      113,520       0.72          0.25      (31.27)
2001                                    5,105.87          8.59       43,870       0.39          0.25       (0.95)





6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

AllianceBernstein VP Growth & Income
2005                                   44,408.71    $    11.09   $   492,469      1.25%         0.25%       4.34%
2004                                   40,223.73         10.63      427,524       0.71          0.25       10.94
2003                                   38,373.72          9.58      367,628       0.87          0.25       31.85
2002                                   38,059.15          7.27      276,530       0.52          0.25      (22.46)
2001                                   26,966.64          9.37      252,683       0.03          0.25       (8.38)

AllianceBernstein VP Large Cap
   Growth
2005                                   19,261.91          8.03       154,690        -           0.25       14.56
2004                                   19,412.92          7.01      136,092         -           0.25        8.07
2003                                   19,919.14          6.49      129,208         -           0.25       23.06
2002                                   19,129.46          5.27      100,835         -           0.25      (31.01)
2001                                   17,733.13          7.64      135,495         -           0.25       (7.86)

Dreyfus Appreciation
2005                                   66,136.49          9.68       640,313      0.02          0.25        4.12
2004                                   60,960.65          9.30      566,858       2.11          0.25        4.78
2003                                   34,711.37          8.87      308,037       1.54          0.25       20.87
2002                                   28,148.80          7.34      206,672       1.48          0.25      (16.92)
2001                                    9,384.21          8.84       82,934       1.29          0.25        0.40

Dreyfus Developing Leaders
2005                                   30,570.02         11.31       345,729        -           0.25        5.54
2004                                   24,218.77         10.72      259,530       0.21          0.25       11.06
2003                                   20,576.86          9.65      198,539       0.03          0.25       31.36
2002                                   13,436.67          7.35       98,694       0.04          0.25      (19.32)
2001                                    9,977.11          9.10       90,837       0.38          0.25       (5.62)





Dreyfus MidCap Stock
2005                                   32,315.08         13.85      447,452       0.03          0.25        8.90
2004                                   23,005.00         12.71       292,508      0.43         0.25        14.19
2003                                   18,258.98         11.14       203,314      0.31         0.25        31.39
2002                                   13,785.53          8.47       116,826      0.32         0.25       (12.71)
2001                                    7,490.64          9.71        72,725      0.24         0.25        (1.54)






6. Financial Highlights (continued)

                                     ccumulation                             Investment   Expenses as
                                        Units                      Total     ncome Ratio*a Percentage
                                                  Accumulation  Sub-Account I             of Average      Total
Sub-Account                         A              Unit Value      Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

Dreyfus Socially Responsible Growth
2005                                    3,281.89   $     8.19    $    26,874          -%       0.25%        3.36%
2004                                    1,866.26         7.92         14,785      0.53         0.25         5.93
2003                                      310.45         7.48          2,322      0.13         0.25        25.72
2002                                      254.55         5.95          1,514      0.25         0.25       (29.10)
2001                                      226.66         8.39          1,902      0.05         0.25        (7.46)

Fidelity VIP Contrafund
2005                                   26,393.92        14.97        395,108      0.10         0.25        16.36
2004                                   17,085.45        12.87        219,811      0.19         0.25        14.87
2003                                    8,333.22        11.20         93,330         -         0.25        27.78
2002                                       55.34         8.76            485         -         0.25        (1.33)

Fidelity VIP Equity Income
2005                                    3,491.67        12.59         43,947      1.27         0.25         5.31
2004                                    2,638.50        11.95         31,535      1.28         0.25        10.96
2003                                    2,198.69        10.77         23,684         -         0.25        15.72

Fidelity VIP Index 500
2005                                  233,257.67        12.10      2,821,618      0.65         0.25         4.29
2004                                   66,036.50        11.60        765,921      0.36         0.25        10.07
2003                                   12,263.87        10.54        129,229      0.13         0.25        27.78
2002                                      395.59         8.25          3,262         -         0.25        (2.71)

Franklin Small Cap Value
 2005                                 105,232.33        14.10      1,483,685      1.19         0.25         8.50
2004                                   15,244.06        13.00        198,099      0.02         0.25        23.44
2003                                      871.13        10.53          9,171      0.19         0.25        32.86

Franklin Small - Mid Cap Growth
2005                                   20,049.64        10.59       212,226          -         0.25         4.53
2004                                   18,830.72        10.13        190,693         -         0.25        11.20
2003                                   15,869.21         9.11        144,521         -         0.25        36.90
2002                                   12,029.63         6.65         80,024      0.27         0.25       (28.86)
2001                                   10,686.75         9.35         99,931         -         0.25        (3.22)






6. Financial Highlights (continued)

                                     ccumulation                             Investment   Expenses as
                                        Units                      Total     ncome Ratio*a Percentage
                                                  Accumulation  Sub-Account I             of Average      Total
Sub-Account                         A              Unit Value      Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

Janus Aspen Series Balanced
2005                                   21,223.64   $    11.45    $   242,978      2.18%         0.25%       7.39%
2004                                   17,269.18        10.66       184,096       2.29          0.25        8.02
2003                                   20,799.00         9.87       205,258       1.89          0.25       13.44
2002                                   13,459.33         8.70       117,091       2.22          0.25       (6.91)
2001                                    8,314.02         9.34        77,695       1.74          0.25       (3.97)

Janus Aspen Series Worldwide Growth
2005                                   26,988.30         7.49        202,212      1.25          0.25        5.30
2004                                   25,219.10         7.12        179,438      0.95          0.25        4.27
2003                                   21,482.16         6.82        146,594      0.86          0.25       23.37
2002                                   16,001.10         5.53         88,507      0.58          0.25      (25.89)
2001                                   19,749.32         7.46        147,406      0.18          0.25      (17.34)

MFS(R) Emerging Growth
2005                                    7,372.33         7.48         55,156        -           0.25        8.92
2004                                    6,983.96         6.87         47,973        -           0.25       12.68
2003                                    6,949.46         6.10         42,365        -           0.25       29.90
2002                                    4,940.31         4.69         23,184        -           0.25      (33.93)
2001                                    3,221.56         7.10         22,881        -           0.25       17.20

MFS(R) Investors Trust
2005                                   17,315.25         9.60        166,203      0.52          0.25        7.05
2004                                   17,516.41         8.97        157,066      0.56          0.25       11.08
2003                                   15,142.98         8.07        122,243      0.57          0.25       21.84
2002                                   13,003.05         6.63         86,151      0.51          0.25      (21.16)
2001                                    8,883.29         8.40         74,652        -           0.25      (10.02)

MFS(R) Research
2005                                    5,839.65         8.76        51,162       0.47          0.25        7.53
2004                                    5,851.72         8.15         47,677      1.04          0.25       15.56
2003                                    5,643.51         7.05         39,789      0.65          0.25       24.39
2002                                    5,567.87         5.67         31,557      0.26          0.25      (24.72)
2001                                    5,432.95         7.53         40,907        -           0.25      (11.39)






6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

PIMCO VIT Real Return****
2005                                        -       $    10.03   $         -          -%        0.25%        N/A

PIMCO VIT StocksPLUS Growth
   & Income
2005                                   28,137.05          9.97       280,507      2.41          0.25        3.23
2004                                   26,699.09          9.66       257,842      1.97          0.25       10.53
2003                                   12,580.77          8.74       109,918      2.47          0.25       30.05
2002                                    4,090.95          6.72        27,483      3.81          0.25      (20.42)
2001                                   11,113.56          8.44        93,816      0.39          0.25       (0.31)

Premier VIT OpCap Managed
2005                                   28,721.15         11.04       317,126      0.99          0.25        5.02
2004                                   21,926.05         10.51       230,529      1.23          0.25       10.49
2003                                   16,634.68          9.52       158,291      1.44          0.25       21.45
2002                                   12,224.92          7.84        95,784      1.14          0.25      (17.09)
2001                                    4,898.46          9.45        46,291        -           0.25       (8.49)

Premier VIT OpCap Small Cap
2005                                   35,386.94         13.83       489,542         -          0.25       (0.19)
2004                                   29,835.30         13.86       413,537      0.05          0.25       17.59
2003                                   29,129.34         11.79       343,362      0.04          0.25       42.30
2002                                   24,884.66          8.28       206,139      0.04          0.25      (21.83)
2001                                    7,770.99         10.60        82,351         -          0.25        1.19

Van Kampen UIF Emerging Markets
   Equity
2005                                    3,481.66         18.34        63,846      0.42          0.25       33.52
2004                                    2,596.77         13.73        35,664      0.67          0.25       22.81
2003                                    1,997.01         11.18        22,334        -           0.25       49.30
2002                                    1,603.77          7.49        12,014        -           0.25       (9.13)
2001                                    1,387.72          8.24        11,439        -           0.25       24.54

Van Kampen UIF Fixed Income
2005                                   21,719.83         12.82      278,470       3.53          0.25        3.95
2004                                   19,682.55         12.33       242,750      4.48          0.25        4.11
2003                                   35,245.24         11.85       417,538      0.07          0.25        4.38
2002                                   41,217.39         11.35       467,814      5.49          0.25        7.06
2001                                   14,006.06         10.60       148,486      8.77          0.25        5.06





6. Financial Highlights (continued)

                                                                             Investment   Expenses as
                                                   ccumulation     Total     ncome Ratio*a Percentage
                                     Accumulation  Unit Value   Sub-Account I             of Average      Total
Sub-Account                             Units     A                Value                 Net Assets**   Return***
                                    --------------------------------------------------------------------------------

Van Kampen UIF High Yield
2005                                    9,959.98    $    11.21   $   111,659      7.57%         0.25%       0.81%
2004                                    5,417.11         11.12        60,244      6.22          0.25        9.21
2003                                    4,389.22         10.18        44,696        -           0.25       25.40
2002                                    1,947.32          8.12        15,814     12.33          0.25       (7.50)
2001                                    1,053.98          8.78         9,253     15.22          0.25       (6.38)

Van Kampen UIF International
   Magnum
2005                                  209,463.83         11.14     2,334,444      2.05          0.25       10.79
2004                                   12,742.09         10.06       128,176      2.87          0.25       17.09
2003                                   10,688.63          8.59        91,823      0.13          0.25       27.10
2002                                    8,448.11          6.76        57,101      1.90          0.25      (17.02)
2001                                    2,774.67          8.15        22,601      0.38          0.25       (9.13)


* These amounts represent the dividends, excluding distributions or capital gains, received by the sub-account from the underlying portfolios, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying portfolios in which the sub-accounts invest.

** These ratios represent the annualized contract expenses of each sub-account, consisting primarily of mortality and expense changes, for the periods. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units are excluded.

*** These amounts represent the total return for the period indicated for each sub-account as a whole, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. An individual owner's return may vary based on the timing of the individual's capital transactions.

**** The following sub-accounts were made available to policyholders on 5/1/2005. The total return is calculated from the day each sub- account received its initial funding to 12/31/2005, and is not annualized.



6. Financial Highlights (continued)

                                                                                         Date of Initial
Sub-Account                                                                                  Deposit
                                                                                        -------------------
                                                                                        -------------------

AEGON/TA Asset Allocation - Conservative                                                    6/16/2005
AEGON/TA Asset Allocation - Growth                                                          9/26/2005
AEGON/TA Asset Allocation - Moderate Growth                                                  6/1/2005
AEGON/TA Asset Allocation - Moderate                                                         8/9/2005
AEGON/TA Clarion Gbl Real Estate Securities                                                 6/28/2005
AEGON/TA Great Companies Technology                                                            N/A
AEGON/TA JP Morgan Mid Cap Value                                                               N/A
AEGON/TA Marsico Growth                                                                      8/3/2005
AEGON/TA Mercury Large Cap Value                                                            9/27/2005
AEGON/TA Templeton Global                                                                      N/A
AEGON/TA Third Avenue Value                                                                    N/A
AEGON/TA Transamerica Convertible Securities                                                9/27/2005
AEGON/TA Transamerica Growth Opportunities                                                  9/27/2005
AEGON/TA Transamerica U.S. Government Securities                                               N/A
PIMCO VIT Real Return                                                                          N/A



PART C:  OTHER INFORMATION

     Item 27:  Exhibits

           (a) Certified copy of Resolutions of the Board of Directors of the Company of December 6, 1996 establishing the Transamerica Occidental Life Separate Account VUL-4. 1/

           (b)           Custodian Agreements: Not Applicable.

           (c) (i) Form of Distribution Agreement between Transamerica Securities Sales Corporation and Transamerica Occidental Life Insurance Company. 1/

                        (ii) Form of Sales Agreement between Transamerica Life
                         Companies, Transamerica Securities Sales Corporation and Broker-Dealers 1/

           (d) Forms of Policy and Policy riders. 1/

           (e) Form of Application. 1/ 9/

           (f) Organizational documents of the Company, as amended. 1/ 4/

           (g) Reinsurance Contracts 6/

           (h) Form of Participation Agreement between: Transamerica Occidental Life Insurance Company and:

                        (a) re The Alger American Fund 1/
                        (b) re Alliance Variable Products Series Fund, Inc. 1/
                        (c) re Dreyfus Variable Investment Fund 1/
                        (d) re Janus Aspen Series 1/
                        (e) re MFS Variable Insurance Trust 1/
                        (f) re Morgan Stanley Universal Funds, Inc. 1/
                        (g) re OCC Accumulation Trust 1/
                        (h) re Transamerica Variable Insurance Fund, Inc. 1/ 4/
                        (i) re PIMCO Variable Insurance Trust 1/
                        (j) re Franklin Templeton 4/
                        (k) re WRL Series 3/ 4/

           (i) Administrative Agreements.

           (j) Other Material Contracts: Not applicable.

           (k) Opinion of Counsel. 1/ 6/

           (l) Actuarial Opinion 1/ 6/

           (m) Calculation. 7/


            (n) Consent of Independent Registered Public Accounting Firm 2/ 4/ 5/ 6/ 8/ 9/10/


           (o) Omitted Financial Statements: Not applicable.

           (p) Initial Capital Agreements: Not applicable.

           (q) Redeemability Exemption 1/ 6/

           (r) Powers of Attorney 1/ 4/ 5/

1/ Incorporated herein by reference to the initial filing of this Registration Statement (File No. 333-47406) on October 5, -- 2000.

2/ Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-47406) on January 8, 2001.

3/ Incorporated herein by reference to Post-Effective Amendment No. 1 of PFL Life Variable Annuity Account A on Form N-4 File No. 333-26209 (Filed April 29, 1998).

4/ Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-47406) on April 26, 2001.

5/ Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement (Filed No. 333-47406) on April 26, 2002.

6/ Incorporated herein by reference to Post-Effective Amendment No. 5 of this Registration Statement (Filed No. 333-47406) on April 29, 2003.

7/   To be included in a subsequent filing.

8/ Incorporated herein by reference to Post-Effective Amendment No. 6 of this Registration Statement (Filed No. 333-47406) on February 8, 2005.


9/ Incorporated herein by reference to Post-Effective Amendment No. 8 of this Registration Statement (Filed No. 333-47406) on April 29, 2005.

10/  Filed herewith.


Item 28.  Directors and Officers of the Depositor.

                       DIRECTORS AND PRINCIPAL OFFICERS OF
                 TRANSAMERICA OCCIDENTAL LIFE INSURANCE COMPANY

Brenda K. Clancy(1)                   Senior Vice President since 2000. Director of TOLIC since 1999.
                                      Senior Vice President, Corporate, of Transamerica Life Insurance
                                      Company, (formerly PFL Life Insurance Company) since 1991. Treasurer and Chief Financial Officer of Transamerica Life Insurance Company
                                      since 1996.

Christopher H. Garrett(1)             Director since 2002.

Diane Meiners(2)                      Director and Vice President. Director (2001-present); Vice President
                                      (1999-present) of Transamerica.

Craig                                 D. Vermie(1) Director of TOLIC since 1999.
                                      Director, Vice President and General
                                      Counsel, Corporate, of Transamerica Life
                                      Insurance Company, (formerly PFL Life
                                      Insurance Company) since 1990.

Ron F. Wagley, CLU(2)                 President and Director since 1999. Senior Vice President and Chief
                                      Agency Officer of TOLIC since 1993. Vice President of TOLIC from
                                      1989 to 1993.



Located at:
(1) 4333 Edgewood Road, N.W., Cedar Rapids, Iowa 52499.
(2) 1150 South Olive Street, Los Angeles, California 90015.

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

Registrant is a separate account controlled by the Contract Owners, and is not controlled by or under common control with any other person. The Company, the Fund's Investment Adviser, may be deemed to be in control of the Fund, and the Company and Transamerica Investment Services, Inc., may be deemed to be controlled by their parent, Transamerica Corporation, a subsidiary of AEGON N.V.

The following chart indicates the persons controlled by or under common control with Transamerica.
AEGON U.S. Holding Corporation (DE) (100%)
             CORPA Reinsurance Company (NY) (100%)
             AEGON Management Company (IN) (100%)
             Short Hills Management Company (NJ) (100%)
             AEGON U.S. Corporation (IA) (100%)
               Commonwealth General Corporation and subsidiaries (DE) (100%)
               AEGON USA, Inc. (IA) (100%) RCC North America LLC (DE) (100%)
                  Transamerica Holding Company, L.L.C. (DE) (100%)
                      Veterans Life Insurance Company (IL) (100%)
                           Peoples Benefit Services, Inc. (PA) (100%)
                      Transamerica Life Insurance Company (IA) (100%)
                           Professional Life & Annuity Insurance Company (AZ) (100%)
                           AEGON Financial Services Group, Inc. (MN) (100%)
                                    AEGON Assignment Corporation of Kentucky (KY) (100%)
                                    AEGON Assignment Corporation (IL) (100%)
                                    Transamerica Financial Institutions, Inc. (MN) (100%)
                      AEGON Funding Corp. (DE) (100%)
                      AEGON USA Investment Management, LLC (IA) (100%)
                      First AUSA Life Insurance Company -- insurance holding co.
                           (MD) (100%) AUSA Life Insurance Company, Inc. --
                           insurance (NY) (100%) United Financial Services, Inc.
                           (MD) (100%) Monumental General Casualty Company (MD)
                           (100%) Bankers Financial Life Insurance Company (AZ)
                           (100%) The Whitestone Corporation (MD) (100%) Cadet
                           Holding Corp. (IA) (100%) Monumental General Life
                           Insurance Co. of Puerto Rico (PR) (51%) Iowa Fidelity
                           Life Insurance Company (AZ) (100%) Southwest Equity
                           Life Insurance Company (AZ) (100%) Life Investors
                           Insurance Company of America -- insurance (IA) (100%)
                             Apple Partners of Iowa, L.L.C.  (IA) (100%)
                             Life Investors Alliance LLC (DE) (100%)
                           Western Reserve Life Assurance Co. of Ohio -- insurance (OH) (100%)
                             WRL Insurance Agency, Inc. (CA) (100%)
                                    WRL Insurance Agency of Alabama, Inc. (AL) (100%)
                                    WRL Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    WRL Insurance Agency of Nevada, Inc. (NV) (100%
                                    WRL Insurance Agency of Wyoming, Inc. (WY) (100%)
                             AEGON Equity Group, Inc. (FL) (100%)
                             AEGON/Transamerica Fund Services, Inc. -- transfer agent (FL) (100%)
                             AEGON/Transamerica Fund Advisers, Inc. -- investment adviser (FL) (100%)
                             World Financial Group Insurance Agency, Inc. (CA) (100%)
                                    World Financial Group Insurance Agency of Alabama, Inc. (AL) (100%)
                                    World Financial Group Insurance Agency of Hawaii, Inc. (HI) (100%)
                                    World Financial Group Insurance Agency of Massachusetts, Inc. (MA) (100%)
                                    World Financial Group Insurance Agency of Nevada, Inc. (NV) (100%)
                                    World Financial Group Insurance Agency of New Mexico (NM) (100%)
                                    World Financial Group Insurance Agency of Wyoming, Inc. (WY) (100%)
                                    WFG Property & Casualty Insurance Agency, Inc. (GA) (100%)
                                       WFG Property & Casualty Insurance Agency of Alabama, Inc. (AL) (100%)
                                       WFG Property & Casualty Insurance Agency of California, Inc. (CA) (100%)
                                       WFG Property & Casualty Insurance Agency of of Mississippi, Inc. (MS) (100%)
                                       WFG Property & Casualty Insurance Agency of Nevada, Inc. (NV) (100%)
                                       WFG Property & Casualty Insurance Agency of Wyoming, Inc. (WY) (100%)
                  AUSA Holding Company -- holding company (MD) (100%)
             AEGON USA Investment Management, Inc. -- investment adviser (IA) (100%)
             AEGON USA Securities, Inc. -- brokerdealer (IA) (100%)
                    Transamerica Capital, Inc. (CA) (100%)
                    Universal Benefits Corporation -- third party administrator (IA) (100%)
                    Investors Warranty of America, Inc. -- provider of automobile extended maintenance contracts (IA)
                  (100%)
                    Massachusetts Fidelity Trust Company -- trust company (IA) (100%)
                    Roundit, Inc. (MD) (50%)
                    Long, Miller & Associates, L.L.C. (CA) (33-1/3%)
                    Diversified Investment Advisors, Inc. -- investment adviser (DE) (100%)
                        Diversified Investors Securities Corp. -- broker-dealer (DE) (100%)
                        George Beram & Company, Inc. (MA) (100%)
                    Creditor Resources, Inc. -- credit insurance  (MI) (100%)
                    Premier Solutions Group, Inc. (MD) (100%)
                        CRC Creditor Resources Canadian Dealer Network Inc. -- insurance agency (Canada) 100%)
                    Money Services, Inc. -- financial counseling for employees and agents of affiliated companies (DE)
                  (100%)
                        ORBA Insurance Services, Inc. (CA) (40.15%)
                        ADB Corporation, L.LC. (DE) (100%)
                        AEGON USA Travel and Conference Services, LLC (IA) (100%)
                        Great Companies, L.L.C. (IA) (30%)
                    Zahorik Company, Inc. -- broker-dealer  (CA) (100%)
                        ZCI, Inc. (AL) (100%)
                        Zahorik Texas, Inc. (TX) (100%)
                    Monumental General Insurance Group, Inc. -- holding company  (MD) (100%)
                        Monumental General Mass Marketing, Inc. -- marketing (MD) (100%)
                        Trip Mate Insurance Agency, Inc. (KS) (100%)
                        Monumental General Administrators, Inc. (MD) (100%)
                           National Association Management and Consultant Services, Inc. (MD) (100%)
                    AEGON Asset Management Services, Inc. (DE) (100%)
                    World Group Securities, Inc. (DE) (100%)
                     World Financial Group, Inc. (DE) (100%)
               InterSecurities, Inc. -- broker-dealer (DE) (100%)
        Idex Investor Services, Inc. -- shareholder services (FL) (100%)
             Idex Management, Inc. -- investment adviser (DE) (100%)
                    AEGON USA Realty Advisors Inc. -- real estate investment services  (IA) (100%)
                        QSC Holding, Inc. (DE) (100%)
                        Realty Information Systems, Inc. -- information systems for real estate investment management  (IA) (100%)
                        AEGON USA Real Estate Services, Inc. (DE) (100%)

Item 30. Indemnification.

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The code also specifies procedures for determining when indemnification payments can be made.

Article V, Section I, of Transamerica's Bylaws provides: Each person who was or is a party or is threatened to be made a party to or is involved, even as a witness, in any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereafter a "Proceeding"), by reason of the fact that he, or a person of whom he is the legal representative, is or was a director, officer, employee, or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another foreign or domestic corporation partnership, joint venture, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the corporation or of another enterprise at the request of such predecessor corporation, including service with respect to employee benefit plans, whether the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent (hereafter an "Agent"), shall be indemnified and held harmless by the corporation to the fullest extent authorized by statutory and decisional law, as the same exists or may hereafter be interpreted or amended (but, in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the corporation to provide broader indemnification rights than were permitted prior thereto) against all expenses, liability, and loss (including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed on any Agent as a result of the actual or deemed receipt of any payments under this Article) incurred or suffered by such person in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing, in any Proceeding (hereafter "Expenses"); provided, however, that except as to actions to enforce indemnification rights pursuant to Section 3 of this Article, the corporation shall indemnify any Agent seeking indemnification in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Article shall be a contract right. (It is the Corporation's intent that these bylaws provide indemnification in excess of that expressly permitted by Section 317 of the California General Corporation Law, as authorized by the corporation's Articles of Incorporation.)

The directors and officers of Transamerica Occidental Life Insurance Company are covered under a Directors and Officers liability program. which includes direct coverage to directors and officers (Coverage A) and corporate reimbursement (Coverage B) to reimburse the Company for indemnification of its directors and officers. Such directors and officers are indemnified for loss arising from any covered claim by reason of any Wrongful Act in their capacities as directors or officers. In general, the term "loss" means any amount which the insureds are legally obligated to pay for a claim for Wrongful Acts. In general, the term "Wrongful Acts" means any breach of duty, neglect, error, misstatement, misleading statement or omission caused, committed or attempted by a director or officer while acting individually or collectively in their capacity as such, claimed against them solely by reason of their being directors and officers. The limit of liability under the program is $300,000,000 for Coverage A and $300,000,000 for Coverage B for the period 11/15/2000 to 11/1/2002. Coverage B is subject to a self insured retention of $15,000,000. The primary policy under the program is with Chubb.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Principal Underwriter.


Transamerica Securities Sales Corporation, the principal underwriter, is also the underwriter for: Transamerica Investors, Inc.; Transamerica Occidental Life Insurance Company's Separate Accounts: VA-2L; VA-2NL; VUL-1; VUL-2; VUL-4; VUL-5; VUL-6 and VL; and Transamerica Life Insurance Company's (formerly Transamerica Life Insurance and Annuity Company) Separate Account VA-8.


The Underwriter is wholly-owned by Transamerica Insurance Corporation of California, a wholly-owned subsidiary of Transamerica Corporation, a subsidiary of AEGON, N.V.


The following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:


he following table furnishes information with respect to each director and officer of the principal Underwriter currently distributing securities of the registrant:

Sandra C. Brown   Chairperson and President

George Chuang     Director, Vice President, Treasurer & Chief Financial Officer
Christopher Shaw  Director, Chief Compliance Officer and Secretary


The following table lists the amounts of commissions paid to the co-underwriter during the last fiscal year.


   Name of Principal      Net Underwriting Discounts      Compensation on         Brokerage

      Underwriter                & Commission               Redemption           Commissions         Compensation
TSSC                                  0                          0              $1,902,941.62             0


Item 32.  Location of Accounts and Records.

The Company maintains physical possession of each account, book, or other document required to be maintained at its offices at 1150 South Olive Street, Los Angeles, California 90015 and 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Item 33.  Management Services.   Not applicable.

Item 34.    Fee Representation.

Transamerica Occidental Life Insurance Company hereby represents that the fees and charges deducted under Contracts are reasonable in the aggregate in relation to services rendered, expenses expected to be incurred and risks assumed by Transamerica.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Transamerica Occidental Life Insurance Company has caused this Registration Statement to be signed on its behalf by the undersigned in the City of Los Angeles, State of California on the 28th day of April, 2006.


             Transamerica Occidental Life Separate Account VUL-4 of
                 Transamerica Occidental Life Insurance Company
                                  (Registrant)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

                 Transamerica Occidental Life Insurance Company
                                   (Depositor)

                           By: /s/ David M. Goldstein
                               David M. Goldstein
                              Senior Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

Signatures                                  Titles                              Date

Ron F. Wagley*                      ___________________________        April 28, 2006
                                    President and Director
Brenda K. Clancy*                   ___________________________        April 28, 2006
                                    Director and Senior Vice President
Christopher H. Garrett*             __________________________         April 28, 2006

                                    Director

Diane Meiners*                      _________________________          April 28, 2006

                                    Director

Craig D. Vermie*                   _________________________           April 28, 2006
                                    Director, Vice President and Counsel
Bruce Clark*                        __________________________         April 28, 2006
                                    Chief Financial Officer


/s/ David M. Goldstein      On April 28, 2006 as Attorney-in-Fact pursuant to
*By: David M. Goldstein     powers of attorney filed herewith.